      AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2017.
                                                             FILE NOS. 002-96223
                                                                       811-03240
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ------------

                                    FORM N-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                              Pre-Effective Amendment No.                   []


                             Post-Effective Amendment No. 52               [X]

                                     and/or

                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 238                         [X]

                        (CHECK APPROPRIATE BOX OR BOXES)

                                 ------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                              (Name of Depositor)


                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
             (Address of Depositor's Principal Offices) (Zip Code)


       DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 831-3150


                        AMERICAN HOME ASSURANCE COMPANY
                              (Name of Guarantor)


                      175 WATER STREET, NEW YORK, NY 10038
             (Address of Guarantor's Principal Offices) (Zip Code)


       GUARANTOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 770-7000


                               MARK MATTHES, ESQ.
                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
                    2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

-
-

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

[X]  on May 1, 2017 pursuant to paragraph (b) of Rule 485

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: (i) Units of interest in The Variable Annuity Life Insurance Company Separate Account A of The Variable Annuity Life Insurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under certain variable annuity contracts.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

         THE VARIABLE ANNUITY LIFE INSURANCE COMPANY SEPARATE ACCOUNT A


                             CROSS REFERENCE SHEET


                              PART A -- PROSPECTUS


                                   ITEM NUMBER
                                   IN FORM N-4                                                       CAPTION
---------------------------------------------------------------------------------- ------------------------------------------
1.    Cover Page..................................................................  Cover Page
2.    Definitions.................................................................  Glossary of Terms
3.    Synopsis....................................................................  Fee Tables; Highlights
4.    Condensed Financial Information.............................................  Selected Purchase Unit Data
5.    General Description of Registrant, Depositor and Portfolio Companies........  General Information; Fixed Account
                                                                                    Option; Variable Account Option(s)
6.    Deductions..................................................................  Fee Tables; Fees and Charges
7.    General Description of Variable Annuity Contracts...........................  Highlights; General Information; Purchase
                                                                                    Period; Transfers Between Investment
                                                                                    Options; Other Contract Features
8.    Annuity Period..............................................................  Payout Period
9.    Death Benefit...............................................................  Death Benefits
10.   Purchases and Contract Value................................................  Purchase Period; Surrender of Account
                                                                                    Value
11.   Redemptions.................................................................  Surrender of Account Value
12.   Taxes.......................................................................  Federal Taxes Matters
13.   Legal Proceedings...........................................................  Legal Proceedings
14.   Table of Contents of Statement of Additional Information....................  Table of Contents of
                                                                                    Statement of Additional Information



                 PART B -- STATEMENT OF ADDITIONAL INFORMATION

Certain information required in Part B of the Registration Statement has been included within the Prospectus forming part of this Registration Statement; the following cross-references suffixed with a "P" are made by reference to the captions in the Prospectus.


                    ITEM NUMBER
                    IN FORM N-4                                      CAPTION
--------------------------------------------------- ----------------------------------------
15.   Cover Page...................................  Cover Page
16.   Table of Contents............................  Table of Contents
17.   General Information and History..............  General Information (P); Fixed Account
                                                     Option (P); Variable Account Option(s)
                                                     (P)
18.   Services.....................................  General Information (P); Experts
19.   Purchase of Securities Being Offered.........  Purchase Period (P)
20.   Underwriters.................................  Distribution of Variable Annuity
                                                     Contracts; General Information (P)
21.   Calculation of Performance Data..............  Not Applicable
22.   Annuity Payments.............................  Payout Period (P); Purchase Unit Value;
                                                     Payout Payments
23.   Financial Statements.........................  General Information (P); Experts

                                     PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
SEPARATE ACCOUNT A

UNITS OF INTEREST UNDER GROUP AND INDIVIDUAL
FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
CONTRACT FORM UIT-981


 PROSPECTUS                                                       MAY 1, 2017


This prospectus describes flexible Purchase Payment individual fixed and variable deferred annuity contracts (the "Contracts") offered by The Variable Annuity Life Insurance Company ("VALIC") to Participants in certain employer sponsored qualified retirement plans. Nonqualified Contracts are also available for certain other employer sponsored plans as well as for certain after-tax arrangements that are not part of an employer's plan.

The Contracts permit Participants to invest in and receive retirement benefits in up to 3 out of a total of 6 Fixed and Variable Account Options described in this prospectus. Each Variable Account Option invests in a separate portfolio of VALIC Company I.

VARIABLE ACCOUNT OPTIONS
Asset Allocation Fund
Capital Conservation Fund

Government Money Market I Fund

Mid Cap Index Fund


Stock Index Fund

--------------------------------------------------------------------------------

This prospectus provides information employers and Participants should know before investing in the Contracts and will help Participants make decisions for selecting various investment options and benefits. Please read and retain this prospectus for future reference.


A Statement of Additional Information ("SAI"), dated May 1, 2017, contains additional information about the Contracts and is part of this prospectus. For a free copy call 1-800-448-2542. The table of contents for the SAI is shown at the end of this prospectus. The SAI has been filed with the Securities and Exchange Commission ("SEC") and is available along with other related materials at the SEC's Internet web site (http://www.sec.gov).


INVESTMENT IN THE CONTRACTS IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE OWNER'S INVESTMENT TO FLUCTUATE, AND WHEN THE CONTRACTS ARE SURRENDERED, THE VALUE MAY BE HIGHER OR LOWER THAN THE PURCHASE PAYMENTS.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                                 PAGE
                                                                                 ----
GLOSSARY OF TERMS...............................................................   1

FEE TABLES......................................................................   2

SELECTED PURCHASE UNIT DATA.....................................................   3

SUMMARY.........................................................................   4

GENERAL INFORMATION.............................................................   5
   About the Contracts..........................................................   5
   About VALIC..................................................................   5
   American Home Assurance Company..............................................   6
   About VALIC Separate Account A...............................................   6
   Units of Interest............................................................   7
   Distribution of the Contracts................................................   7
   Administration of Contracts..................................................   7

FIXED ACCOUNT OPTION............................................................   7

VARIABLE ACCOUNT OPTIONS........................................................   8

PURCHASE PERIOD.................................................................   8
   Account Establishment........................................................   8
   When Your Account Will be Credited...........................................   9
   Purchase Units...............................................................  10
   Calculation of Value for the Fixed Account Option............................  10
   Calculation of Value for the Variable Account Option.........................  10
   Stopping Purchase Payments...................................................  10

TRANSFERS BETWEEN INVESTMENT OPTIONS............................................  11
   During the Purchase Period - Policy Against Market Timing and Frequent
     Transfers..................................................................  11
   Communicating Transfer or Reallocation Instructions..........................  12
   Effective Date of Transfer...................................................  12
   Transfers During the Payout Period...........................................  12

FEES AND CHARGES................................................................  12
   Account Maintenance Charge...................................................  12
   Surrender Charge.............................................................  13
   Premium Tax Charge...........................................................  13
   Separate Account Charges.....................................................  13
   Other Charges................................................................  13

PAYOUT PERIOD...................................................................  14
   Fixed Payout.................................................................  14
   Assumed Investment Rate......................................................  14
   Variable Payout..............................................................  14
   Combination Fixed and Variable Payout........................................  14
   Partial Annuitization........................................................  14
   Payout Date..................................................................  14
   Payout Options...............................................................  15
   Payout Information...........................................................  16

SURRENDER OF ACCOUNT VALUE......................................................  16
   When Surrenders Are Allowed..................................................  16
   Surrender Process............................................................  16
   Amount That May Be Surrendered...............................................  17
   Surrender Restrictions.......................................................  17
   Partial Surrenders...........................................................  17

EXCHANGE PRIVILEGES.............................................................  17

DEATH BENEFITS..................................................................  18
   The Process..................................................................  18
   Beneficiary Information......................................................
   Special Information for Individual Nonqualified Contracts....................  18
   During the Purchase Period...................................................  18
   During the Payout Period.....................................................  19

OTHER CONTRACT FEATURES.........................................................  19
   Changes That May Not Be Made.................................................  19
   Change of Beneficiary........................................................  19
   Cancellation - The "Free Look" Period........................................  19
   We Reserve Certain Rights....................................................  19
   Relationship to Employer's Plan..............................................  20

VOTING RIGHTS...................................................................  20
   Who May Give Voting Instructions.............................................  20
   Determination of Fund Shares Attributable to Your Account....................  20
   How Fund Shares Are Voted....................................................  20

FEDERAL TAX MATTERS.............................................................  20
   Type of Plans................................................................  21
   Tax Consequences in General..................................................  21
   U.S. Department of Labor Fiduciary Regulation................................  22

LEGAL PROCEEDINGS...............................................................  23

FINANCIAL STATEMENTS............................................................  23

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION........................  23

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

Unless otherwise specified in this prospectus, the words "we," "us", "our," "Company," and "VALIC" mean The Variable Annuity Life Insurance Company and the words "you" and "your" mean the Participant or the individual purchasing an individual Contract.

Other specific terms we use in this prospectus are:

ACCOUNT VALUE - the total sum of your Fixed Account Option and/or Variable Account Options that has not yet been applied to your Payout Payments.

ANNUITANT - the individual (in most cases, you) to whom Payout Payments will be paid.

ASSUMED INVESTMENT RATE - the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option.

BENEFICIARY - the individual designated to receive Payout Payments upon the death of the Annuitant.

BUSINESS DAY - any weekday that the New York Stock Exchange ("NYSE") is open for trading. Normally, the NYSE is open Monday through Friday through 4:00 p.m. Eastern time ("Market Close"). On holidays or other days when the NYSE is closed, such as Good Friday, the Company is not open for business.

CONTRACT OWNER - the individual or entity to whom the Contract is issued. For a group Contract, the Contract Owner will be the employer purchasing the Contract for a retirement plan.

DIVISION - the portion of the Separate Account invested in a particular Mutual Fund. Each Division is a subaccount of VALIC Separate Account A.

FIXED ACCOUNT OPTION - an account that is guaranteed to earn at least a minimum rate of interest while invested in VALIC's general account.

HOME OFFICE - located at 2929 Allen Parkway, Houston, Texas 77019.

MUTUAL FUND OR FUND - the investment portfolio(s) of a registered open-end management investment company, which serves as the underlying investment vehicle for each Division represented in VALIC Separate Account A.

PARTICIPANT - the individual (in most cases, you) who makes Purchase Payments or for whom Purchase Payments are made.

PARTICIPANT YEAR - a 12 month period starting with the issue date of a Participant's Contract certificate and each anniversary of that date.

PAYOUT PAYMENTS - annuity payments withdrawn in a steady stream during the Payout Period.

PAYOUT PERIOD - the time when you begin to withdraw your money in Payout Payments. This may also be called the "Annuity Period."

PAYOUT UNIT - a measuring unit used to calculate Payout Payments from your Variable Account Options. Payout Units measure value, which is calculated just like the Purchase Unit value for each Variable Account Option except that the initial Payout Unit includes a factor for the Assumed Investment Rate selected. Payout Unit values will vary with the investment experience of the VALIC Separate Account A Division in which you invest.

PROOF OF DEATH - a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC.

PURCHASE PAYMENTS - an amount of money you or your employer pay to VALIC to receive the benefits of a Contract.

PURCHASE PERIOD - the accumulation period or time between your first Purchase Payment and the beginning of your Payout Period (or surrender).

PURCHASE UNIT - a unit of interest owned by you in your Variable Account Option.

SYSTEMATIC WITHDRAWALS - payments withdrawn on a regular basis during the Purchase Period.

VALIC SEPARATE ACCOUNT A OR SEPARATE ACCOUNT - a segregated asset account established by VALIC under the Texas Insurance Code. The purpose of the VALIC Separate Account A is to receive and invest your Purchase Payments and Account Value in the Variable Account Option, if selected.

VARIABLE ACCOUNT OPTION - investment options that correspond to Separate Account Divisions offered by the Contracts.

FEE TABLES
--------------------------------------------------------------------------------

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY WHEN BUYING, OWNING, AND SURRENDERING THE CONTRACT. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT OR SURRENDER THE CONTRACT.

CONTRACT OWNER/PARTICIPANT TRANSACTION EXPENSES /(1)/
Maximum Deferred Surrender Charge (as a percentage of the lesser of all
  Purchase Payments received during the last 36 months or the amount
  surrendered, as applicable) /(1)/                                                5.00%
Maximum Loan Application Fee (per loan)                                          $   60
State Premium Taxes (as a percentage of the amount annuitized)                    0-3.5%

(1)No surrender charge will be applied to money applied to provide a Payout Option to death benefit; or if no Purchase Payments have been received during the 36 months prior to the date of surrender. Also, in any Participant Year, withdrawals of up to 10% of Account Value may be withdrawn without a surrender charge.

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT, NOT INCLUDING THE VARIABLE ACCOUNT OPTION FEES AND EXPENSES.

SEPARATE ACCOUNT EXPENSES
Account Maintenance Fee                                                              $  30
Mortality and Expense Risk (as a percentage of Separate Account average net assets)   1.00%

THE NEXT TABLE SHOWS THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE MUTUAL FUNDS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH MUTUAL FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


TOTAL ANNUAL MUTUAL FUND OPERATING EXPENSES                       MINIMUM MAXIMUM
-------------------------------------------                       ------- -------
(Expenses that are deducted from the assets of a Mutual Fund, including management fees, distribution and/or service (12b-1)
  fees, and other expenses)                                        0.35%   0.71%


EXAMPLE

This example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner/Participant transaction expenses, Contract fees, Separate Account annual expenses and the Variable Account Option fees and expenses.


The example assumes that you invest a single Purchase Payment of $10,000 in the Contract for the time periods indicated. The example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses for a Variable Account Option (0.71%). The example does not include the effect of premium taxes upon annuitization, which, if reflected, would result in higher costs. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:


     (1) If you surrender your Contract at the end of the applicable time period:


         1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
------------------------  ------------------------  ------------------------  ------------------------
          $640                     $1,039                     $935                     $2,037


     (2) If you annuitize at the end of the applicable time period or you do not surrender your Contract:


         1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
------------------------  ------------------------  ------------------------  ------------------------
          $175                      $543                      $935                     $2,037

The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year, but assumes the minimum fees and expenses for a Variable Account Option (0.35%). Although your actual costs may be higher or lower, based on these assumptions, the costs would be:


     (1) If you surrender your Contract at the end of the applicable time period:


         1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
------------------------  ------------------------  ------------------------  ------------------------
          $605                      $931                      $746                     $1,642


     (2) If you annuitize at the end of the applicable time period or you do not surrender your Contract:


         1 YEAR                   3 YEARS                   5 YEARS                   10 YEARS
------------------------  ------------------------  ------------------------  ------------------------
          $139                      $431                      $746                     $1,642


Note: This example should not be considered representative of past or future expenses for VALIC Separate Account A or for any Mutual Fund. Actual expenses may be greater or less than those shown above. Similarly, the 5% annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SELECTED PURCHASE UNIT DATA
--------------------------------------------------------------------------------

Purchase Units shown are for a Purchase Unit outstanding throughout the year for each Variable Account Option.


                                                                          NUMBER OF
                                                         UNIT    UNIT       UNITS
FUND                                                    VALUE   VALUE   OUTSTANDING AT
NAME                                               YEAR AT 1/1 AT 12/31     12/31
-------------------------------------------------  ---- ------ -------- --------------
ASSET ALLOCATION FUND (DIVISION 5)
                                                   2016  7.391   7.853      729,321
                                                   2015  7.500   7.391      775,416
                                                   2014  7.190   7.500      836,037
                                                   2013  6.262   7.190      970,125
                                                   2012  5.582   6.262    1,020,751
                                                   2011  5.586   5.582    1,130,419
                                                   2010  4.925   5.586    1,169,320
                                                   2009  4.024   4.925    1.252,038
                                                   2008  5.218   4.024    1,415,712
                                                   2007  4.958   5.218    1,662.542
CAPITAL CONSERVATION FUND (DIVISION 1)
                                                   2016  6.534   6.616      186,299
                                                   2015  6.587   6.534      193,466
                                                   2014  6.277   6.587      256,842
                                                   2013  6.494   6.277      312,288
                                                   2012  6.184   6.494      327,223
                                                   2011  5.847   6.184      369,309
                                                   2010  5.477   5.847      381,068
                                                   2009  4.983   5.477      395,575
                                                   2008  5.189   4.983      491,373
                                                   2007  5.056   5.189      549,321
MID CAP INDEX FUND (DIVISION 4)
                                                   2016 17.980  17.027      559,165
                                                   2015 18.627  17.980      693,588
                                                   2014 17.196  18.627      721,627
                                                   2013 13.048  17.196      807,315
                                                   2012 11.215  13.048      876,149
                                                   2011 11.559  11.215      947,606
                                                   2010  9.248  11.559    1,095,890
                                                   2009  6.755   9.248    1,184,542
                                                   2008 10.811   6.755    1,279,489
                                                   2007 10.145  10.811    1,568,670
GOVERNMENT MONEY MARKET I FUND (DIVISION 2)
                                                   2016  2.841   2.814      128,338
                                                   2015  2.870   2.841      160,802
                                                   2014  2.899   2.870      177,520
                                                   2013  2.928   2.899      188,274
                                                   2012  2.957   2.928      206,526
                                                   2011  2.986   2.957      237,464
                                                   2010  3.016   2.986      249,695
                                                   2009  3.037   3.016      353,912
                                                   2008  3.000   3.037      442,634
                                                   2007  2.895   3.000      438,879
STOCK INDEX FUND (DIVISION 10D)
                                                   2016 15.411  17.027      942,730
                                                   2015 15.404  15.411    1,027,899
                                                   2014 13.734  15.404    1,093,976
                                                   2013 10.516  13.734    1,158,313
                                                   2012  9.190  10.516    1,297,365
                                                   2011  9.120   9.190    1,368,164
                                                   2010  8.029   9.120    1,590,901
                                                   2009  6.428   8.029    1,751,721
                                                   2008 10.340   6.428    1,970,487
                                                   2007  9.935  10.340    2,340,545

SUMMARY
--------------------------------------------------------------------------------

The following is a summary of the major features of the Contracts. For a more detailed discussion of the Contracts, please read the entire prospectus carefully.

FIXED AND VARIABLE OPTIONS

The Contracts offer a choice from among one Fixed Account Option and five Variable Account Options. Each of the Variable Account Options shown below is a series of VALIC Company I. Participants will not be able to invest in all of the Variable Account Options described below within a single group or individual annuity contract. If your Contract is part of an employer's retirement program, that program will describe which Variable Account Options are available to you. SEE THE "FIXED ACCOUNT OPTION" AND "VARIABLE ACCOUNT OPTIONS" SECTIONS BELOW.

GUARANTEED DEATH BENEFIT

The Contract offers a death benefit upon the death of the Annuitant during the Purchase Period equal to the greater of Account Value or Purchase Payments reduced by withdrawals.

TRANSFERS

There is no charge to transfer the money in your account among the investment options. You may transfer your Account Value between Variable Account Options or to the Fixed Account Option once every 30 days during the Purchase Period, subject to certain rules. FOR MORE INFORMATION ON ACCOUNT TRANSFERS, SEE THE "TRANSFERS BETWEEN INVESTMENT OPTIONS" SECTION IN THIS PROSPECTUS.

Once you begin receiving annuity payments from your account (during the Payout Period), you may still transfer funds among Variable Account Options once every 365 days.

FEES AND CHARGES

ACCOUNT MAINTENANCE CHARGE. The annual account maintenance charge is $30.

SURRENDER CHARGE. Under some circumstances a surrender charge is deducted from your account. When this happens, the surrender charge is 5% of the contributions you made to your account during the last 36 months. For a more detailed discussion see the section of the prospectus entitled "Fees and Charges -- Surrender Charge."

Withdrawals are always subject to your plan provisions and federal tax restrictions, which generally include a tax penalty on withdrawals made prior to age 59 1/2.

PREMIUM TAX CHARGE. Premium taxes ranging from zero to 3.5% are currently imposed by certain states and municipalities. For a detailed discussion on timing and deduction of premium taxes see the section of this prospectus entitled "Fees and Charges -- Premium Tax Charge."

SEPARATE ACCOUNT CHARGES. If you choose a Variable Account Option you will incur a mortality and expense risk fee computed at an aggregate annualized rate of 1.00% on the average daily net asset value of your Contract allocated to the Variable Account Option.

Since some of these fees may not apply to your Contract, consult a VALIC financial advisor to see how these provisions apply to you.

PAYOUT OPTIONS

When you withdraw your money, you can select from several payout options: an annuity (which guarantees payment for as long as you live), periodic withdrawals and systematic withdrawals. More information on payout options can be found in the "Payout Period" section of this prospectus.

FEDERAL TAX INFORMATION

Although deferred annuity contracts such as these Contracts can be purchased with after-tax dollars, they are primarily used in connection with retirement programs that already receive favorable tax treatment under federal law.

Annuities, custodial accounts and trusts used to fund tax-qualified retirement plans and programs (such as those established under Internal Revenue Code of 1986, as amended ("Code") sections 403(b) or 401(k) and individual retirement plans ("IRAs")) generally defer payment on taxes and earnings until withdrawal. If you are considering an annuity to fund a tax-qualified plan or program, you should know that an annuity generally does not provide additional tax deferral beyond the tax-qualified plan or program itself. Annuities, however, may provide other important features and benefits such as the income payout option, which means that you can choose to receive periodic payments for the rest of your life or for a certain number of years, and a minimum guaranteed death benefit, which protects your Beneficiaries if you die before you begin the income payout option. Before purchasing a deferred annuity for use in a qualified retirement plan or program, you should seek tax advice from your own tax advisor. Separate Account fees are charged for these benefits, as described in the "Fees and Charges" section of this prospectus. FOR A MORE DETAILED DISCUSSION OF THESE INCOME TAX PROVISIONS, SEE "FEDERAL TAX MATTERS."

PURCHASE REQUIREMENTS

If the Contract is a flexible Purchase Payment Contract, Purchase Payments may be made at any time but each Purchase Payment must be at least $30 per Participant account. The amount of each Purchase Payment allocated to each Variable Account Option and Fixed Account Option must also be at least $30. If the Contract is a single Purchase Payment Contract, the minimum Purchase Payment is $1,000 per Participant account. These minimums may be waived where one purchaser, such as an employer, purchases a number of Contracts.

CANCELLATION - THE "FREE LOOK" PERIOD

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received. The free look does not apply to Participant certificates except in a limited number of states. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract as required.

LOANS

Certain Contracts may offer a tax-free loan provision for tax-qualified Contracts, other than IRAs, which gives you access to your money in the Fixed Account Option (subject to a minimum loan amount of $1,000). The availability of loans is subject to federal and state government regulations, as well as your employer's plan provisions and VALIC policy. Generally, one loan per account will be allowed. Under certain, specific circumstances, a maximum of two loans per account may be allowed. VALIC reserves the right to change this limit. We may charge a loan application fee if permitted under state law. Keep in mind that tax laws restrict withdrawals prior to age 59 1/2 and a tax penalty may apply (including on a loan that is not repaid).

GENERAL INFORMATION
--------------------------------------------------------------------------------

ABOUT THE CONTRACTS

The Contracts were developed to help you save money for your retirement. A group Contract is a Contract that is purchased by an employer for a retirement plan. The employer and the plan documents will determine how contributions may be made to the Contracts. For example, the employer and plan documents may allow contributions to come from different sources, such as payroll deductions or money transfers. The amount, number, and frequency of your Purchase Payments may also be determined by the retirement plan for which your Contract was purchased. Likewise, the employer's plan may have limitations on partial or total withdrawals (surrenders), the start of annuity payments, and the type of annuity payout options you select.

The Contracts offer a combination of fixed and variable investment options that you, as a Participant, may choose to invest in to help you reach your retirement savings goals. You should consider your personal risk tolerances and your retirement plan in choosing your investment options. You will be permitted to select up to three investment options.

The retirement savings process with the Contracts will involve two stages: the accumulation Purchase Period, and the annuity Payout Period. The accumulation period is when you make contributions into the Contracts called "Purchase Payments." The Payout Period begins when you decide to annuitize all or a portion of your Account Value. You can select from a wide array of payout options including both fixed and variable payments. For certain types of retirement plans, such as 403(b) plans, there may be statutory restrictions on withdrawals as disclosed in the plan documents. Please refer to your plan document for guidance and any rules or restrictions regarding the accumulation or annuitization periods. FOR MORE INFORMATION, SEE ""PURCHASE PERIOD" AND "PAYOUT PERIOD."

ABOUT VALIC

We were originally organized on December 21, 1955 as The Variable Annuity Life Insurance Company of America Incorporated, located in Washington, D.C. We re-organized in the State of Texas on August 20, 1968, as Variable Annuity Life Insurance Company of Texas. The name was changed to The Variable Annuity Life Insurance Company on November 5, 1968. Our main business is issuing and offering fixed and variable retirement annuity contracts, like UIT-981 ("Impact"). Our principal offices are located at 2929 Allen Parkway, Houston, Texas 77019. We have regional offices throughout the United States.

On August 29, 2001, SunAmerica Financial Group, Inc. ("SAFG") formerly AIG Life Holdings (US), Inc., a holding company and VALIC's indirect parent company, was acquired by American International Group, Inc. ("AIG"), a Delaware corporation. As a result, VALIC is an indirect, wholly owned subsidiary of AIG, a leading international insurance organization serving customers in more than 100 countries and jurisdictions. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

More information about AIG may be found in the regulatory filings AIG files from time to time with the SEC at www.sec.gov.

AMERICAN HOME ASSURANCE COMPANY

The information below is applicable to you only if your Contract or Certificate was issued on or before December 29, 2006.

Insurance obligations under Contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, Contract value invested in any available fixed account option, death benefits and income options. The guarantee does not guarantee Contract value or the investment performance of the Variable Account Options available under the Contracts. The guarantee provides that the Company's Contract owners can enforce the guarantee directly.

American Home provided notice of termination of the General Guarantee Agreement dated March 3, 2003 (the "Guarantee") with respect to Contracts issued by VALIC. The Guarantee terminated on December 29, 2006 at 4:00 p.m. Eastern time ("Point of Termination"). Pursuant to its terms, the Guarantee will not apply to any group or individual Contract or Certificate issued after the Point of Termination. The Guarantee will remain in effect for any Contract or Certificate issued prior to the Point of Termination until all insurance obligations under such Contracts or Certificates are satisfied in full. As described in the prospectus, VALIC will continue to remain obligated under all of its Contracts and Certificates, regardless of issue date, in accordance with the terms of those Contracts and Certificates.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 175 Water Street, New York, New York 10038. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is an indirect wholly owned subsidiary of AIG.

ABOUT VALIC SEPARATE ACCOUNT A


When you direct money to the Contract's Variable Account Options, you will be sending that money through VALIC Separate Account A. You do not invest directly in the Mutual Funds made available in the Contracts. VALIC Separate Account A invests in the Mutual Funds on behalf of your account. VALIC acts as self-custodian for the Mutual Fund shares owned through the Separate Account. VALIC Separate Account A is made up of what we call "Divisions." Five Divisions are available and represent the Variable Account Options in the Contracts. Each of these Divisions invests in a different Mutual Fund made available through the Contracts. For example, Division Ten represents and invests in the VALIC Company I Stock Index Fund. The earnings (or losses) of each Division are credited to (or charged against) the assets of that Division, and do not affect the performance of the other Divisions of VALIC Separate Account A.


VALIC established VALIC Separate Account A on July 25, 1979 under Texas insurance law. VALIC Separate Account A is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended, (the "1940 Act"). Units of interest in VALIC Separate Account A are registered as securities under the Securities Act of 1933, as amended (the "1933 Act").

VALIC Separate Account A is administered and accounted for as part of the Company's business operations. However, the income, capital gains or capital losses, whether or not realized, of each Division of VALIC Separate Account A are credited to or charged against the assets held in that Division without regard to the income, capital gains or capital losses of any other Division or arising out of any other business the Company may conduct. In accordance with the terms of the Contracts, VALIC Separate Account A may not be charged with the liabilities of any other Company operation. As stated in the Contracts, the Texas Insurance Code requires that the assets of VALIC Separate Account A attributable to the Contracts be held exclusively for the benefit of the Contract Owner, Participants, Annuitants, and Beneficiaries of the Contracts. The commitments under the Contracts are VALIC's, and AIG and SAFG have no legal obligation to back these commitments.

UNITS OF INTEREST

Your investment in a Division of VALIC Separate Account A is represented by units of interest issued by VALIC Separate Account A. On a daily basis, the units of interest issued by VALIC Separate Account A are revalued to reflect that day's performance of the underlying mutual fund minus any applicable fees and charges to VALIC Separate Account A.

DISTRIBUTION OF THE CONTRACTS


The principal underwriter and distributor for VALIC Separate Account A is AIG Capital Services, Inc. ("ACS" or "Distributor"). ACS, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997. FOR MORE INFORMATION ABOUT THE DISTRIBUTOR, SEE "DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS" IN THE SAI.


The Contracts are no longer offered to new plans but may available to participants in plans with an existing Contract. Previously, the Contracts were sold by licensed insurance agents who are registered representatives of broker-dealers, which are members of FINRA.
VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. In addition, the Company and the Distributor no longer enter into marketing and/or sales agreements with broker-dealers regarding the promotion and marketing of the Contracts. SEE ALSO THE "FEES AND CHARGES" SECTION IN THIS PROSPECTUS.

ADMINISTRATION OF THE CONTRACTS

VALIC is responsible for the administrative servicing of your contract. Please contact the Annuity Service Center at 1-800-448-2542, if you have any comments, questions or service requests.

BUSINESS DISRUPTION AND CYBER SECURITY RISKS. VALIC relies heavily on interconnected computer systems and digital data to conduct its variable product business activities. Because VALIC's business is highly dependent upon the effective operation of its computer systems and those of its business partners, VALIC's business is vulnerable to disruptions from physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting VALIC, the underlying Funds, intermediaries and other affiliated or third-party service providers may adversely affect VALIC and your Contract value. For instance, systems failures and cyber-attacks may interfere with the processing of Contract transactions, including the processing of orders from VALIC's website or with the underlying Funds, impact VALIC's ability to calculate Purchase Unit Values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject VALIC and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the underlying Funds invest, which may cause the Funds underlying your Contract to lose value. There can be no assurance that VALIC or the underlying Funds or VALIC's service providers will avoid losses affecting your contract due to cyber-attacks or information security breaches in the future.

FIXED ACCOUNT OPTION
--------------------------------------------------------------------------------

The Contracts offer one Fixed Account Option ("Short-Term Fixed Account") that is a part of the general account assets of the Company. These assets are invested in accordance with applicable state regulations to provide fixed-rate earnings and guarantees safety of principal. The guarantee is backed by the claims-paying ability of the Company, and not the Separate Account. The Fixed Account Option is not subject to regulation under the 1940 Act and is not required to be registered under The Securities Act of 1933, as amended. As a result, the SEC has not reviewed data in this prospectus that relates to the Fixed Account Option. However, federal securities law does require such data to be accurate and complete.

Short-Term Fixed Account invests in the general account assets of the Company. This account provides fixed-return investment growth for the short-term. It is credited with interest at rates set by VALIC. The account is guaranteed to earn at least a minimum rate of interest. Purchase Payments allocated to the Short-Term Fixed Account will receive an initial rate of interest. Your money may be credited with a different rate of interest depending on the time period in which it is accumulated.

VALIC's general account consists of all of VALIC's assets, other than assets attributable to a separate account. All of the assets in the general account are chargeable with the claims of any VALIC Contract Owners as well as all of its creditors. The general account funds are invested as permitted under state insurance laws. Purchase Payments and interest earned on such amounts in your Fixed Account Option will be paid regardless of the investment results experienced by VALIC's general assets. Thus, we bear the entire investment risk for the Fixed Account Option.

VARIABLE ACCOUNT OPTIONS
--------------------------------------------------------------------------------

The Contracts enable you to participate in Divisions that represent five Variable Account Options, shown below. Your retirement program may limit the number of Variable Account Options in which you may invest. Certain additional limitations may also apply. SEE "ABOUT VALIC SEPARATE ACCOUNT A."

Each individual Division represents and invests, through VALIC's Separate Account A, in a specific portfolio of VALIC Company I. VALIC Company I serves as the investment vehicle for the Contracts. VALIC Company I is registered as an open-end, management investment company and is regulated under the 1940 Act. A brief description of the investment objective and strategy of each Variable Account Option is shown below. For more detailed information about each Mutual Fund option, including each Funds management fees and total expenses, investment strategy and risks, you should refer to the VALIC Company I prospectus. Copies are available online at www.valic.com or you may call 1-800-448-2542 to request a copy. Please read the prospectus carefully before investing.

DESCRIPTION OF FUNDS AVAILABLE AS VARIABLE ACCOUNT OPTIONS

Asset Allocation Fund (Division 5) -- seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long term debt securities and short-term money market securities. Adviser: VALIC. Sub-adviser: PineBridge Investments, LLC (PineBridge").

Capital Conservation Fund (Division 7) -- seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities. Adviser: VALIC. Sub-adviser: PineBridge.


Government Money Market I Fund (Division 6) -- seeks liquidity, protection of capital and current income through investments in short-term money market instruments. Adviser: VALIC. Sub-adviser: SunAmerica.


Mid Cap Index Fund (Division 4) -- seeks growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400(R) Index./* / Adviser: VALIC. Sub-adviser: SunAmerica Asset Management, LLC ("SunAmerica").



Stock Index Fund (Division 10D) -- seeks long-term capital growth through investments in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500(R) Index./* /Adviser: VALIC. Sub-adviser: SunAmerica.

SunAmerica is affiliated with VALIC due to common ownership.

/*/ "Standard & Poor's(R)," "S&P," "S&P 500(R)" and "S&P MidCap 400(R)" are trademarks of Standard & Poor's ("S&P"). The Mid Cap Index Fund and the Stock Index Fund are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in either Fund

PURCHASE PERIOD
--------------------------------------------------------------------------------

The Purchase Period begins when your first Purchase Payment is made and continues until you begin your Payout Period. This period may also be called the accumulation period, as you save for retirement. Changes in the value of each Fixed and Variable Account Option are reflected in your overall Account Value. Thus, your investment choices and their performance will affect the total Account Value that will be available for the Payout Period. The amount, number, and frequency of Purchase Payments may be determined by the retirement plan for which the Contract was purchased. The Purchase Period will end upon death, upon surrender, or when you complete the process to begin the Payout Period.

ACCOUNT ESTABLISHMENT

You must establish an account through a financial advisor. Initial Purchase Payments must be received by VALIC either with, or after, a completed application. If part of an employer-sponsored retirement plan, then your employer is responsible for remitting Purchase Payments to us. The employer is responsible for furnishing instructions to us (a premium flow report) as to the amount being applied to your account (see below).

The maximum single payment that may be applied to any account without prior Home Office approval is $750,000. Minimum initial and subsequent Purchase Payments are as follows:

CONTRACT                                                     INITIAL SUBSEQUENT
TYPE                                                         PAYMENT  PAYMENT
--------                                                     ------- ----------
Periodic Payment                                             $   30     $ 30
Single Payment                                               $1,000      -0-

Purchase Payment minimums apply to each Periodic Payment made. The Single Payment minimum applies to each of your accounts.

When an initial Purchase Payment is accompanied by an application, we will promptly:

   . Accept the application and establish your account. We will also apply your Purchase Payment by crediting the amount, on the date we accept your application, to the Fixed or Variable Account Option selected;

   .   Reject the application and return the Purchase Payment; or

   . Request additional information to correct or complete the application. In the case of an individual variable annuity Contract, we will return the Purchase Payments within 5 Business Days if the requested information is not provided, unless you otherwise so specify. Once you provide us with the requested information, we will establish your account and apply your Purchase Payment, on the date we accept your application, by crediting the amount to the Fixed or Variable Account Option selected.

If we receive Purchase Payments from your employer before we receive your completed application or enrollment form, we will not be able to establish a permanent account for you. If this occurs, we will take one of the following actions:

   . Return Purchase Payments. If we do not have your name, address or Social Security Number ("SSN"), we will return the Purchase Payment to your employer unless this information is immediately provided to us;


   . Employer-Directed Account. If we have your name, address and SSN and we have an Employer-Directed Account Agreement with your employer, generally we will deposit your Purchase Payment in an "Employer-Directed" account invested in a Government Money Market I Division, or other investment options chosen by your employer. You may not transfer these amounts until VALIC has received a completed application or enrollment form; or

   . Starter Account. If we have your name, address and SSN, but we do not have an Employer-Directed Account Agreement from your employer, we will deposit your Purchase Payment in a "starter" account invested in the Government Money Market I Division option available for your plan. We will send you a follow-up letter requesting the information necessary to complete the application, including your allocation instructions. You may not transfer these amounts until VALIC has received a completed application or enrollment form.


If mandated under applicable law, we may be required to reject a Purchase Payment. We may also be required to block a Contract Owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.

WHEN YOUR ACCOUNT WILL BE CREDITED

Depending on your retirement plan, Purchase Payments may be made by your employer for your account or by you for an IRA or certain nonqualified Contracts. It is the employer's or the individual's responsibility to ensure that the Purchase Payment can be promptly posted to the appropriate account(s).

A Purchase Payment must be "in good order" before it can be posted to your account. "In good order" means that all required information and/or documentation has been supplied and that the funds (check, wire, or ACH) clearly identify the individual SSN or group number to which they are to be applied. To ensure efficient posting for Employer-Directed accounts, Purchase Payment information must include complete instructions, including the group name and number, each employee's name and SSN, contribution amounts (balanced to the penny for the total purchase) and the source of the funds (for example, employee voluntary, employer mandatory, employer match, transfer, rollover or a contribution for a particular tax year). Purchase Payments for individual accounts must include the name, SSN, and the source of the funds (for example, transfer, rollover, or a contribution for a particular tax year).

If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt. Purchase Payments in good order after Market Close will be credited the next Business Day.

Please note that if the Purchase Payment is not in good order, the employer or individual will be notified promptly. No amounts will be posted to any accounts until all issues with the Purchase Payment have been resolved. If a Purchase Payment is not received in good order, the purchase amounts will be posted effective the date all required information is received.

PURCHASE UNITS

A Purchase Unit is a unit of interest owned by you in your Variable Account Option. Purchase Unit values are calculated each Business Day following Market Close. Purchase Units may be shown as "Number of Shares" and the Purchase Unit values may be shown as "Share Price" on some account statements. SEE "PURCHASE UNIT VALUE" IN THE SAI FOR MORE INFORMATION AND AN ILLUSTRATION OF THE CALCULATION OF THE UNIT VALUE.

CALCULATION OF VALUE FOR THE FIXED ACCOUNT OPTION

You may allocate all or a portion of your Purchase Payments to the Fixed Account Option as permitted by your retirement program. A complete discussion of the Fixed Account Option may be found in the "Fixed Account Option" section in this prospectus. The value of your Fixed Account Option is calculated on a given Business Day as shown below:

       The value of your Fixed Account Option

    =  EQUALS
       All Purchase Payments made to the Fixed Account Option

    +  PLUS
       Amounts transferred from the Variable Account Options to the Fixed Account Option

    +  PLUS
       All interest earned

    -  MINUS
       Amounts transferred or withdrawn from the Fixed Account Option (including applicable fees and charges).

CALCULATION OF VALUE FOR THE VARIABLE ACCOUNT OPTIONS

You may allocate all or a portion of your Purchase Payments to the Variable Account Options listed in this prospectus as permitted by your retirement program. As noted elsewhere in the prospectus, you will not be permitted to select from more than three investment options. A complete discussion of the Variable Account Options may be found in the "Variable Account Options" section in this prospectus. Based upon a Variable Account Option's Purchase Unit value, your account will be credited with the applicable number of Purchase Units. If the Purchase Payment is in good order as described and is received by our bank by Market Close, the appropriate account(s) will be credited the Business Day of receipt and will receive that Business Day's Purchase Unit value. Purchase Payments in good order received by our bank after Market Close will be credited the next Business Day and will receive the next Business Day's Purchase Unit value. The Purchase Unit value of each Variable Account Option will change each Business Day depending upon the investment performance of the Mutual Fund (which may be positive or negative) and the deduction of the separate account charges. SEE "FEES AND CHARGEs SECTION OF THIS PROSPECTUS" Because Purchase Unit values for each Variable Account Option changes each Business Day, the number of Purchase Units your account will be credited with for subsequent Purchase Payments will vary. Each Variable Account Option bears its own investment risk. Therefore, the value of your account may be worth more or less at retirement or withdrawal.


During periods of low short-term interest rates, and in part due to Contract fees and expenses, the yield of the Government Money Market I Fund (Division 2) may become extremely low and possibly negative. If the daily dividends paid by the underlying mutual fund are less than the daily portion of the separate account charges, the Purchase Unit Value will decrease. In the case of negative yields, your investment in the Variable Account Option, which invests in the Government Money Market I Fund will lose value.


STOPPING PURCHASE PAYMENTS

Purchase Payments may be stopped at any time. Purchase Payments may be resumed at any time during the Purchase Period. The value of the Purchase Units will continue to vary, and your Account Value will continue to be subject to charges. The Account Value will be considered surrendered when you begin the Payout Period. You may not make Purchase Payments during the Payout Period.

If both your Account Value and Purchase Payments (less any withdrawals) fall below $300, and you do not make any Purchase Payments for at least a two year period, we may close the account and pay the Account Value to the Participant. We will not assess a surrender charge in this instance. Any such account closures will be subject to applicable distribution restrictions under the Contract and/or under your employer's plan.

TRANSFERS BETWEEN INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may transfer all or part of your Account Value between the various Fixed and Variable Account Options in the Contract without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. WE RESERVE THE RIGHT TO LIMIT THE NUMBER, FREQUENCY (MINIMUM PERIOD OF TIME BETWEEN TRANSFERS) OR DOLLAR AMOUNT OF TRANSFERS YOU CAN MAKE AND TO RESTRICT THE METHOD AND MANNER OF PROVIDING OR COMMUNICATING TRANSFERS OR REALLOCATION INSTRUCTIONS. You will be notified of any changes to this policy through newsletters or information posted online at www.valic.com. Your employer's plan may also limit your rights to transfer.

DURING THE PURCHASE PERIOD - POLICY AGAINST MARKET TIMING AND FREQUENT TRANSFERS

VALIC has a policy to discourage excessive trading and market timing. Our investment options are not designed to accommodate short-term trading or "market timing" organizations, or individuals engaged in certain trading strategies, such as programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of a mutual fund. These trading strategies may be disruptive to mutual funds by diluting the value of the fund shares, negatively affecting investment strategies and increasing portfolio turnover. Excessive trading also raises fund expenses, such as recordkeeping and transaction costs, and harms fund performance. Further, excessive trading of any amount, including amounts less than $5,000, harms fund investors, as the excessive trader takes security profits intended for the entire fund, in effect forcing securities to be sold to meet redemption needs. The premature selling and disrupted investment strategy causes the fund's performance to suffer, and exerts downward pressure on the fund's price per share.

Accordingly, VALIC implemented certain policies and procedures intended to hinder short-term trading. If a Contract Owner sells Purchase Units in a Variable Account Option valued at $5,000 or more, whether through an exchange, transfer, or any other redemption, the Contract Owner will not be able to make a purchase of $5,000 or more in that same Variable Account Option for 30 calendar days.

This policy applies only to investor-initiated trades of $5,000 or more, and does not apply to the following:

   .   Plan-level or employer-initiated transactions;

   .   Purchase transactions involving transfers of assets or rollovers;

   . Retirement plan contributions, loans, and distributions (including hardship withdrawals);

   .   Roth IRA conversions or IRA recharacterizations;

   .   Systematic purchases or redemptions;

   .   Systematic account rebalancing; or

   .   Trades of less than $5,000.

As described in a Fund's prospectus and SAI, in addition to the above, fund purchases, transfers and other redemptions may be subject to other investor trading policies, including redemption fees, if applicable. Certain Funds may set limits on transfers in and out of a Fund within a set time period in addition to or in lieu of the policy above. Also, an employer's retirement plan may limit an investor's rights to transfer.

We intend to enforce these investor trading policies uniformly. We make no assurances that all the risks associated with frequent trading will be completely eliminated by these policies and/or restrictions. If we are unable to detect or prevent market timing activity may result in additional transaction costs for the Variable Account Options and dilution of long-term performance returns. Thus, a Contract Owner's account value may be lower due to the effect of the extra costs and resultant lower performance. We reserve the right to modify these policies at any time.

The Fixed Account Option is subject to additional restrictions:

FIXED ACCOUNT OPTION       % OF ACCOUNT VALUE  FREQUENCY               OTHER RESTRICTIONS
--------------------       ------------------  ---------  ----------------------------------------------
Short-Term Fixed Account:     Up to 100%       Any time   After a transfer into the Short-Term Fixed
                                                          Account, you may not make a transfer from the
                                                          Short-Term Fixed Account for 90 days./(1)/

/(1)/ VALIC may change this holding period at any time in the future, but it will never be more than 180 days.

COMMUNICATING TRANSFER OR REALLOCATION INSTRUCTIONS

Transfer instructions may be given by telephone, through the internet (VALIC Online), using the self-service automated phone system (VALIC by Phone), or in writing. We encourage you to make transfers or reallocations using VALIC Online or VALIC by Phone for most efficient processing. We will send a confirmation of transactions to the Participant within five days from the date of the transaction. It is your responsibility to verify the information shown and notify us of any errors within 30 calendar days of the transaction.

Generally, no one may give us telephone instructions on your behalf without your written or recorded verbal consent. Financial advisors or authorized broker-dealer employees who have received client permission to perform a client-directed transfer of value via the telephone or Internet will follow prescribed verification procedures.

When receiving instructions over the telephone or online, we follow appropriate procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or online. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to modify, suspend, waive or terminate these transfer provisions at any time.

EFFECTIVE DATE OF TRANSFER

The effective date of a transfer will be:

   . The date of receipt, if received in our Home Office before Market Close; otherwise,

   .   The next date values are calculated.

TRANSFERS DURING THE PAYOUT PERIOD

During the Payout Period, transfers instructions must be given in writing and mailed to our Home Office. Transfers may be made from the Contract's investment options, subject to the following restrictions:

PAYOUT OPTION                                   % OF ACCOUNT VALUE                 FREQUENCY
-------------                          -------------------------------------  --------------------
Variable Payout:                       Up to 100%                             Once every 365 days
Combination Fixed and Variable Payout: Up to 100% of money in variable
                                         option payout                        Once every 365 days
Fixed Payout:                          Not permitted                          N/A

FEES AND CHARGES
--------------------------------------------------------------------------------

By investing in the Contract, you may be subject to the following basic types of fees and charges:

   .   Account Maintenance Charge

   .   Surrender Charge

   .   Premium Tax Charge

   .   Separate Account Charges

   .   Other Tax Charges

These fees and charges are applied to the Fixed and Variable Account Options in proportion to the Account Value as explained below. Unless we state otherwise, we may profit from these fees and charges. For additional information about these fees and charges, SEE THE "FEE TABLES" SECTION OF THIS PROSPECTUS.

ACCOUNT MAINTENANCE CHARGE

During the Purchase Period an account maintenance charge of $30 will be deducted on the last day of the calendar quarter following receipt of the first purchase payment and annually on that date after that. We will sell Purchase Units from your account to pay the account maintenance charge. The charge will be assessed equally among the Variable Account Options and the Fixed Account Option that make up your Account Value. We do not charge an account maintenance charge during the Payout Period.

The account maintenance charge is to reimburse the Company for our administrative expenses. This includes the expense for establishing and maintaining the record keeping for the Contracts.

SURRENDER CHARGE

When you withdraw money from your account, you may be subject to a surrender charge that will be deducted from the amount withdrawn. FOR INFORMATION ABOUT YOUR RIGHT TO SURRENDER, SEE "SURRENDER OF ACCOUNT VALUE" IN THIS PROSPECTUS.

It is assumed that the most recent Purchase Payments are withdrawn first. No surrender charge will be applied unless an amount is actually withdrawn. We consider all Purchase Payments to be withdrawn before earnings are withdrawn.

AMOUNT OF SURRENDER CHARGE. A surrender charge is equal to five percent (5%) of the amount of all Purchase Payments received during the past 36 months.

10% FREE WITHDRAWAL. In any Participant Year, the first withdrawal of up to 10% of the Account Value will not be subject to a surrender charge. The surrender charge will apply to any amount withdrawn that exceeds this 10% limit or to any subsequent withdrawals in that year. The percentage withdrawn will be determined by dividing the amount withdrawn by the Account Value just prior to the withdrawal.

These 10% withdrawals without charge do not reduce Purchase Payments for the purpose of computing the surrender charge. If a surrender charge is applied to all or part of a Purchase Payment, no surrender charge will be applied to such Purchase Payment (or portion thereof) again. There may be a 10% premature distribution tax penalty for taking a withdrawal prior to age 59 1/2. SEE "FEDERAL TAX MATTERS" FOR MORE INFORMATION.

EXCEPTIONS TO SURRENDER CHARGE. No surrender charge will be applied:

   .   To money applied to provide a Payout Option;

   .   To death benefits, or

   . If no Purchase Payments have been received during the 36 months prior to the date of surrender.

The surrender charge may be reduced or waived if a Contract is issued to certain types of plans that are expected to result in lower costs to VALIC, as discussed below.

PREMIUM TAX CHARGE

Taxes on Purchase Payments are imposed by some states, cities, and towns. The rate will range from 0% to 3 1/2%. If the law of a state, city, or town requires premium taxes to be paid when Purchase Payments are made, we will, of course, comply. Otherwise, such tax will be deducted from the Account Value when annuity payments are to begin. We will not profit from this charge.

SEPARATE ACCOUNT CHARGES

There will be a mortality and expense risk fee applied to VALIC Separate Account A. This is a daily charge at an annualized rate of 1.00% on the average daily net asset value of VALIC Separate Account A. This charge is guaranteed and cannot be increased by the Company. The mortality and expense risk fee is to compensate the Company for assuming mortality and expense risks under the Contracts. The mortality risk that the Company assumes is the obligation to provide payments during the Payout Period for your life no matter how long that might be. In addition, the Company assumes the obligation to pay during the Purchase Period a death benefit that may be higher than your Account Value. FOR MORE INFORMATION ABOUT THE DEATH BENEFIT SEE THE "DEATH BENEFIT" SECTION OF THIS PROSPECTUS. The expense risk is our obligation to cover the cost of issuing and administering the Contracts, no matter how large the cost may be. Separate Account Charges are not applied to Variable Investment Options during the Payout Period. FOR MORE INFORMATION ABOUT THE MORTALITY AND EXPENSE RISK FEE, SEE THE FEE TABLES SECTION IN THIS PROSPECTUS.

OTHER CHARGES

We reserve the right to charge for certain taxes (in addition to premium taxes) that we may have to pay. This could include federal income taxes. Currently, no such charges are being made.

Fees for plan services provided by parties other than VALIC or its affiliates maybe assessed to participant accounts upon the direction or authorization of a plan representative. Additional fees may be withdrawn from client accounts in accordance with a client's independent investment advisory contract. Such withdrawals will be identified on applicable participant account reports or client statements.

Plan loans from the Fixed Account Option may be allowed by your employer's plan. Refer to your plan for a description of charges and other information concerning plan loans. We reserve the right to charge a fee of up to $60 and to limit the number of outstanding loans.

PAYOUT PERIOD
--------------------------------------------------------------------------------

The Payout Period begins when you decide to retire or otherwise withdraw your money in a steady stream of payments. If your employer's plan permits, you may apply all or a portion of your Account Value to one of the types of payout options listed below. You may choose to have your payout option on either a fixed, a variable, or a combination payout basis. When you choose to have your payout option on a variable basis, you may keep the same Variable Account Options in which your Purchase Payments were made, or transfer to different ones.

FIXED PAYOUT

Under Fixed Payout, you will receive payments from the Company. These payments are fixed and guaranteed by the Company. The amount of these payments will depend on:

   .   Type and duration of payout option chosen;

   .   Your age or your age and the age of your survivor/(1)/;

   . Your gender or your gender and the gender of your survivor/(1)/ (IRAs and certain nonqualified contracts);

   .   The portion of your Account Value being applied; and

   .   The payout rate being applied and the frequency of the payments.

/(1)/ This applies only to joint and survivor payouts.

If the benefit would be greater, the amount of your payments will be based on the current payout rate the Company uses for immediate annuity contracts.

ASSUMED INVESTMENT RATE

An "Assumed Investment Rate" or "AIR" is the rate used to determine your first monthly Payout Payment per thousand dollars of account value in your Variable Account Option. When you decide to enter the Payout Period, you will select your Payout Option, your Annuity Date, and the AIR. You may choose an AIR ranging from 3.5% to 5% (as prescribed by state law). If you choose a higher AIR, the initial Annuity Payment will be higher, but later payments will increase more slowly during periods of good investment performance, and decrease faster during periods of poor investment performance. Your choice of AIR may affect the duration and frequency of payments, depending on the Payout Option selected.

VARIABLE PAYOUT

With a variable payout, you may select from your existing Variable Account Options. Your payments will vary accordingly. This is due to the varying investment results that will be experienced by each of the Variable Account Options you selected. The Payout Unit value is calculated just like the Purchase Unit value for each Variable Account Option except that the Payout Unit value includes a factor for the AIR you select. FOR ADDITIONAL INFORMATION ON HOW PAYOUT PAYMENTS AND PAYOUT UNIT VALUES ARE CALCULATED, SEE THE SAI.

In determining the first Payout Payment, an AIR of 3 1/2% is used (unless you select a higher rate as allowed by state law). If the net investment experience of the Variable Account Option exceeds the AIR, subsequent payments will be greater than your first payment. If the investment experience of the Variable Account Option is lower than the AIR, subsequent payments will be less than your first payment.

COMBINATION FIXED AND VARIABLE PAYOUT

With a combination fixed and variable payout, you may choose:

   .   From your existing Variable Account Options (payment will vary); with a

   .   Fixed payout (payment is fixed and guaranteed).

PARTIAL ANNUITIZATION

A Participant may choose to annuitize a portion of the Account Value. This will, in essence, divide your Account Value into two parts. The current non-annuitized part would continue as before, while the annuitized part would effectively be moved to a new Payout Payment account. Thus, the death benefit in such a situation would be reduced to the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account, such as a payout for a guaranteed period.

PAYOUT DATE

The payout date is the date elected by you on which the annuity Payout Payments will start. The date elected must be the first of any month. A request to start payments must be received in our Home Office on a form approved by VALIC. This request must be received by VALIC by at least the 15th day of the month prior to the month you wish your annuity payments to start. Your account will be valued ten days prior to the beginning of the month in which the Payout Payments will start.

The following additional rules also apply when determining the payout date:

   . The earliest payout date for a nonqualified contract, an IRA, or a Roth IRA, is established by the terms of the Contract, and generally can be any time from age 50 to age 75, and may not be later than age 75 without VALIC's consent.

   . The earliest payout date for all other qualified contracts is generally subject to the terms of the employer-sponsored plan (including 403(b) plans and programs) under which the contract is issued and the federal tax rules governing such contracts and plans.

   . Distributions from qualified contracts issued under employer-sponsored retirement plans generally are not permitted until after you stop working for the employer sponsoring the plan, unless you have experienced a qualifying financial hardship (or in the case of a 457(b) plan, an unforeseeable emergency) or unless you have become disabled.

   . In certain cases, and frequently in the case of your voluntary deferrals to a 403(b) or a 401(k) plan, you may begin taking distributions when you attain age 59 1/2 even if you are still working for the employer sponsoring the plan.

   . Except in the case of nonqualified contracts, IRAs, and Roth IRAs, distributions generally must begin no later than April 1 following the calendar year you reach age 70 1/2 or the calendar year in which you retire, if later. Similar rules apply to IRAs; however, distributions from those contracts may not be postponed until after retirement.

   . All Contracts require distributions to commence within a prescribed period after the death of the owner/participant, subject to the specific rules which apply to the type of plan or arrangement under which the contract is issued.

   . The Contract may also impose minimum amounts for annuity payments, either on an annual or on a more frequent periodic basis.

FOR ADDITIONAL INFORMATION ON PLAN-LEVEL DISTRIBUTION RESTRICTIONS AND ON THE MINIMUM DISTRIBUTION RULES THAT APPLY TO PAYMENTS UNDER 403(B), 401, 403(A) AND 457 PLANS, SIMPLIFIED EMPLOYEE PLANS ("SEPS") OR IRAS, SEE "FEDERAL TAX MATTERS" IN THIS PROSPECTUS AND IN THE SAI.

PAYOUT OPTIONS

You may specify the manner in which your Payout Payments are made. You may select one of the following options for a fixed payout, a variable payout, or a combination fixed and variable payout, except that Payment for a Designated Period is available only as a fixed payout. This choice is a one-time permanent choice. Your Payout Payment annuity option may not be changed later and it may not be exchanged for a cash payment.

   . LIFE ONLY -- payments are made only to you during your lifetime. Under this option there is no provision for a death benefit for the Beneficiary. For example, it would be possible under this option for the Annuitant to receive only one Payout Payment if the Annuitant died prior to the date of the second payment, or two if the Annuitant died before the third payment.

   . LIFE WITH GUARANTEED PERIOD--payments are made to you during your lifetime, but if you die before the guaranteed period has expired, payments will continue to the Beneficiary for the rest of the guaranteed period.

   . LIFE WITH CASH OR UNIT REFUND -- payments are made to you during your lifetime. Upon your death, your Beneficiary may receive an additional payment. The payment under a Fixed Annuity, if any, is equal to the Fixed Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments. The payment under a Variable Annuity, if any, is equal to the Variable Annuity value of the Participant's Account at the time it was valued for the Payout Date, less the Payout Payments.

   . JOINT AND SURVIVOR LIFE -- payments are made to you during the joint lifetime of you and a second person. Upon the death of one, payments continue during the lifetime of the survivor. This option is designed primarily for couples who require maximum possible variable payouts during their joint lives and are not concerned with providing for Beneficiaries at death of the last survivor. For example, it would be possible under this option for the joint Annuitants to receive only one payment if both Annuitants died prior to the date of the second payment, or for the joint Annuitants to receive only one payment and the surviving Annuitant to receive only one payment if one Annuitant died prior to the date of the second payment and the surviving Annuitant dies prior to the date of the third payment.

   . PAYMENT FOR A DESIGNATED PERIOD -- payments are made to you for a select number of years between three and 15. Upon your death, payments will continue to your Beneficiary until the designated period is completed. Payment for a designated period is available as a fixed payout option only.

PAYOUT INFORMATION

Once your Payout Payments have begun, the option you have chosen may not be stopped or changed. Any one of the Variable Account Options may result in your receiving unequal payments during the Payout Period. If payments begin before age 59 1/2, you may suffer unfavorable tax consequences, in the form of a penalty tax, if you do not meet an exception under federal tax law. See "FEDERAL TAX MATTERS" IN THIS PROSPECTUS.

If a payout option selection is not made at least 30 days before the Payout Date, then:

   .   Payments will be made under the life with guaranteed period option;

   .   The payments will be guaranteed for a 10 year period;

   . The payments will be based on the allocation used for the Participant's Purchase Payments;

   . The Fixed Account Option will be used to distribute payments to the Participant on a fixed payout basis; and

   . The Variable Account Options will be used to distribute payments to the Participant on a variable payout basis.

Under certain retirement plans, federal pension law may require that payments be made under the Joint and Survivor Life Payout Option.

Most Payout Payments are made monthly. The first Payout Payment must total at least $25, and the annual payment must be at least $100. If the amount of a payment is less than $25, we reserve the right to reduce the frequency of payments so that each payment is at least $25, subject to any limitations under the Contract or plan.

SURRENDER OF ACCOUNT VALUE
--------------------------------------------------------------------------------

WHEN SURRENDERS ARE ALLOWED

You may withdraw all or part of your Account Value during the Purchase Period if:

   .   allowed under federal and state law; and

   .   allowed under your employer's plan.

For Purchase Payments that are contributions made under your employer's plan, such as a 401(a) or (k) qualified cash or deferred arrangement or a 403(b) plan, surrenders are subject to the terms of the plan, in accordance with the Code. Qualified plans often require certain conditions to be met before a distribution or withdrawal may take place. SEE "SURRENDER RESTRICTIONS" BELOW.

For an explanation of charges that may apply if you surrender your Account Value, see "Fees and Charges" in this prospectus. Additionally, you may incur a 10% federal tax penalty for partial or total surrenders made before age 59 1/2.

We may be required under applicable law to block a request for a surrender until we receive instructions from the appropriate regulator, due to the USA Patriot Act. In accordance with state law, payments may be deferred up to six months after we receive a request for a full and immediate surrender of the Contract or certificate, including amounts accumulated in the Fixed Account Options, if approved in writing by the insurance commissioner of the state where the individual Contract is issued or where the group contract is issued for the certificate. If payment is deferred, interest will accrue until the payment is made.

VALIC may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Account Options is not reasonably practicable; or (4) the SEC, by order, so permits for the protection of Contract Owners.

SURRENDER PROCESS

If you are allowed to surrender all or a portion of your Account Value as noted above, then you must complete a surrender request form and mail it to our Home Office. We will mail the surrender value to you within seven calendar days after we receive your request if it is in good order. Good order means that all paperwork is complete and signed or approved by all required persons, and any necessary supporting legal documents or plan forms have been received in correct form.

We may be required to suspend or postpone payments if redemption of an underlying Fund's shares have been suspended or postponed. See the VALIC Company I prospectus for a discussion of the reasons why the redemption of shares may be suspended or postponed.

We may receive a surrender request for a Purchase Payment that has not cleared the banking system. We may delay payment of that portion of your surrender value until the check clears.

We may defer payment of the surrender value in the Fixed Account Option for up to six months. Interest will be paid on such amounts if payment of Fixed Account Option surrender value is deferred for 30 calendar days or more.

AMOUNT THAT MAY BE SURRENDERED

The amount that may be surrendered during the Purchase Period can be determined as follows:

       Allowed Surrender Value

    =  EQUALS
       The Account Value next computed after your properly completed request for surrender is received in our Home Office

    -  MINUS
       Any applicable surrender charge

There is no guarantee that the surrender value in a Variable Account Option will ever equal or exceed the total amount of your Purchase Payments received by us.

SURRENDER RESTRICTIONS

Generally, Code section 403(b)(11) permits total or partial distributions from your voluntary contributions to a 403(b) contract only on account of hardship (employee contributions only without accrued interest), attainment of age
59 1/2, separation from service, death or disability. Similar restrictions apply to any amount transferred to a 403(b) contract from a 403(b)(7) custodial account. In addition, beginning for contracts issued on or after January 1, 2009, employer contributions and non-elective contributions to a 403(b) annuity contract are subject to restrictions specified in Treasury regulations as specifically imposed under the employer's plan.

Under the TEXAS STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender will be allowed except upon attainment of age 70 1/2, retirement or other termination of employment or death. Under the FLORIDA STATE OPTIONAL RETIREMENT PROGRAM, no surrender or partial surrender of Purchase Payments made by the employer will be allowed except upon termination of employment, retirement or death. Benefit payments based on payments from the employer may not be paid in a lump sum or for a period certain, but must be paid under a life contingency option, except for:

   .   death benefits; and

   .   certain small amounts approved by the State of Florida.

Under the LOUISIANA STATE OPTIONAL RETIREMENT PLAN retirement benefits must be paid in the form of a lifetime income, and except for death benefits, single sum surrenders and partial surrenders out of the plan are not permitted unless they are rollovers to another qualified plan or IRA.

Other employer-sponsored plans may also impose restrictions on the timing and form of surrenders from the Contract.

PARTIAL SURRENDERS

You may request a partial surrender of your Account Value at any time during the Purchase Period, subject to any applicable surrender restrictions. A partial surrender plus any surrender charge will reduce your Account Value. Partial surrenders will be paid from the Fixed Account Option and Variable Account Options.

The reduction in the number of Purchase Units credited to your Variable Account Option Account Value will equal:

       The amount surrendered

    +  PLUS
       Any surrender charge

    /  DIVIDED BY
       Your Purchase Units next computed after the written request for surrender is received at our Home Office.

EXCHANGE PRIVILEGES
--------------------------------------------------------------------------------

From time to time, we may allow you to exchange an older variable annuity issued by VALIC for a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. We will explain the specific terms and conditions of any such exchange offer at the time the offer is made.

DEATH BENEFITS
--------------------------------------------------------------------------------

The Contracts will pay death benefits during either the Purchase Period or the Payout Period. The death benefit provisions may vary from state to state.

THE PROCESS

VALIC requires that complete and acceptable documentation and paperwork be received from the beneficiary in order to begin the death benefit payment process. First, Proof of Death is required. Proof of Death is defined as a certified copy of the death certificate, a certified copy of a decree of a court of competent jurisdiction as to death, a written statement by an attending physician, or any other proof satisfactory to VALIC. Additionally, the Beneficiary must include an election specifying the distribution method and any other form required by VALIC or a regulator to process the claim. The account will not be valued and any payments will not be made until all paperwork is complete and in a form acceptable to VALIC. You may contact a VALIC financial advisor at 1-800-448-2542 with any questions about required documentation and paperwork. Death benefits are paid only once per Contract.

BENEFICIARY INFORMATION

The Beneficiary may receive death benefits:

   .   In a lump sum;

   . In the form of an annuity under any of the payout options stated in the Payout Period section of this prospectus subject to the restrictions of that payout option; or

   .   In a manner consistent with Code section 401(a)(9) or 72(s).

Payment of any death benefits must be within the time limits set by federal tax law and by the plan, if any.

SPOUSAL BENEFICIARIES

A spousal Beneficiary may receive death benefits as shown above or, in the case of a qualified Contract, either delay any distributions until the Annuitant would have reached age 70 1/2 or roll the funds over to an IRA or certain retirement plans in which the spousal Beneficiary participates. In the case of a nonqualified Contract, a spousal Beneficiary may receive death benefits as shown above or may continue as the Contract as Contract Owner.

BENEFICIARIES OTHER THAN SPOUSES

If the Beneficiary is not the spouse of the Annuitant, death benefits must be paid:

   .   In full within 5 years after the year of the Annuitant's death; or

   . By payments beginning within 1 year after the year of the Annuitant's death under:

       1. A life annuity;

       2. A life annuity with payments guaranteed to be made for at least a specified fixed period; or

       3. An annuity or other stream of payments for a designated period not exceeding the Beneficiary's life expectancy.

If the Annuitant dies before the beginning of the Payout Period, the named Beneficiary may receive the payout.

Payments for a designated or fixed period and guarantee periods for a life annuity cannot be for a greater period of time than the Beneficiary's life expectancy. After choosing a payment option, a Beneficiary may exercise many of the investment options and other rights that the Participant or Contract Owner had under the Contracts.

SPECIAL INFORMATION FOR INDIVIDUAL NONQUALIFIED CONTRACTS

It is possible that the Contract Owner and the Annuitant under a nonqualified Contract may not be the same person. If this is the case, and the Contract Owner dies, there will be no death benefit payable since the death benefit is only due in the event of the Annuitant's death. However, the Contract will be transferred to the contingent owner, if any, or to the Beneficiary if there is no contingent owner or to the Contract Owner's estate, if there is no Beneficiary. Such transfers may be considered a taxable event by the Internal Revenue Service (the "IRS"). In general, payments received by your Beneficiaries after your death are taxed in the same manner as if you had received the payments. SEE "FEDERAL TAX MATTERS."

DURING THE PURCHASE PERIOD

If death occurs during the Purchase Period, the death benefit will be the greater of:

   . Your Account Value on the date all paperwork is complete and in a form acceptable to VALIC; OR

   .   100% of Purchase Payments (to the Fixed and/ or the Variable Account
       Options)

       -  MINUS
          The amount of all prior withdrawals and any portion of Account Value applied under a payout option

As indicated above, a Participant may elect to annuitize only a certain portion and leave the remaining value in the account. The death benefit in such situations would include the value of the amount remaining in the account minus the amount applied to Payout Payments. Depending on the payout option selected, there may also be a death benefit from the annuitized portion of the account.

DURING THE PAYOUT PERIOD

If death occurs during the Payout Period, the Beneficiary may receive a death benefit depending on the payout option selected. The amount of death benefit will also depend on the payout option selected. The payout options available are described in the "Payout Period" section of this prospectus.

   . If the life only option or joint and survivor life option was chosen, there will be no death benefit.

   . If the life with guaranteed period option, joint and survivor life with guaranteed periods option, life with cash or unit refund option or payment for a designated period option was chosen, and the entire amount guaranteed has not been paid, the Beneficiary may choose one of the following within 60 days after death benefits are payable:

       1. Receive the present value of any remaining payments in a lump sum;

       2. Receive the remaining payments under the same terms of the guaranteed period option chosen by the deceased Annuitant and be entitled to elect anytime thereafter to receive the present value of any remaining payments in a lump sum; OR

       3. Receive the present value of any remaining payments applied under the payment for a designated period option for a period equal to or shorter than the period remaining. Spousal Beneficiaries may be entitled to more favorable treatment under federal tax law.

OTHER CONTRACT FEATURES
--------------------------------------------------------------------------------

CHANGES THAT MAY NOT BE MADE

The following terms in the Contracts may not be changed once your account has been established:

   .   The Contract Owner (except for an individual nonqualified Contract);

   .   The Participant; and

   .   The Annuitant.

CHANGE OF BENEFICIARY

The Beneficiary (if not irrevocable) may usually be changed at any time. Under some retirement programs, the right to name a Beneficiary other than the spouse or change a Beneficiary is subject to approval by the spouse. Also, the right to name a Beneficiary other than the spouse may be subject to certain laws and regulations applicable to the plan.

If the Annuitant dies, and there is no Beneficiary, any death benefit will be payable to the Annuitant's estate, except in the case of a nonqualified
Contract where the Contract Owner and Annuitant are different, in which case the death benefit is paid to the Contract Owner, or the Contract Owner's estate.

If a Beneficiary dies while receiving payments, and there is no co-Beneficiary to continue to receive payments, any amount still due will be paid to the Beneficiary's estate.

The Contract Owner may name a contingent owner under an individual nonqualified Contract. During the Purchase Period, the contingent owner may be changed.

CANCELLATION - THE "FREE LOOK" PERIOD

The Contract Owner of a group Contract (employer) or individual Contract Owner may cancel a Contract by returning it to the Company within 10 days after it is received (a longer period will be allowed if required under state law). The free look does not apply to Participant certificates except in a limited number of states. We will allocate Purchase Payments as instructed during the "free look" period. To cancel the Contract, the Contract Owner must send a written request for cancellation and return the Contract to us at our Home Office before the end of the "Free Look" period. A refund will be made to the Contract Owner within seven days after receipt of the Contract within the required period. The amount of the refund will be equal to all Purchase Payments received or, if more, the amount required under state law. The Contract will be void once we issue a refund.

WE RESERVE CERTAIN RIGHTS

We may amend the Contracts to comply with changes in federal tax, securities, or other laws. We may also make changes to the Variable Account Options offered under the Contracts. For example, we may add new Variable Account Options to expand the offerings for an asset class. We may stop accepting allocations and/or investments in a particular Variable Account Option if the shares of the underlying Fund are no longer available for investment or if, for example, further investment would be inappropriate. We may move assets and re-direct future premium allocations from one Variable Account Option to another in accordance with federal and state law and, in some cases, with SEC approval. The new Variable Account Option offered may have different Fund fees and expenses.

We will not make any changes to the Contracts without Contract Owner and Participant permission except as may be allowed by federal or state law. We may add endorsements to the Contracts that would apply only to new Contract Owners and Participants after the effective date of the changes. These changes would be subject to approval by the Company and may be subject to approval by the SEC.

We reserve the right to operate VALIC Separate Account A as a management investment company under the applicable securities laws, and to deregister VALIC Separate Account A under applicable securities laws, if registration is no longer required.

RELATIONSHIP TO EMPLOYER'S PLAN

If the Contract is being offered under a retirement plan through your employer, you should always refer to the terms and conditions in your employer's plan when reviewing the description of the Contracts in this prospectus.

VOTING RIGHTS
--------------------------------------------------------------------------------

As discussed in the "About VALIC Separate Account A" section of this prospectus, VALIC Separate Account A holds, on your behalf, shares of the Mutual Funds that comprise the Variable Account Options. From time to time, the Funds may be required to hold a shareholder meeting to obtain approval from their shareholders for certain matters.

WHO MAY GIVE VOTING INSTRUCTIONS

During the Purchase Period, subject to any contrary provision in the plan, you will have the right to give voting instructions for the shareholder meetings. Contract Owners will instruct VALIC Separate Account A in accordance with these instructions. You will receive proxy material and a form on which voting instructions may be given before the shareholder meeting is held.

You will not have the right to give voting instructions if your Contract was issued in connection with a nonqualified unfunded deferred compensation plan.

DETERMINATION OF FUND SHARES ATTRIBUTABLE TO YOUR ACCOUNT

DURING THE PURCHASE PERIOD. The number of Fund shares attributable to your account will be determined on the basis of the Purchase Units credited to your account on the record date set for the Fund shareholder meeting.

DURING THE PAYOUT PERIOD OR AFTER A DEATH BENEFIT HAS BEEN PAID. The number of Fund shares attributable to your account will be based on the liability for future variable annuity payments to your payees on the record date set for the Fund shareholder meeting.

HOW FUND SHARES ARE VOTED

VALIC Separate Account A will vote all of the shares of the Funds it holds based on, and in the same proportion as, the instructions given by all Participants invested in that Fund entitled to give instructions at that shareholder meeting. VALIC Separate Account A will vote the shares of the Funds it holds for which it receives no voting instruction in the same proportion as the shares for which voting instructions have been received.

In the future, we may decide how to vote the shares of VALIC Separate Account A in a different manner if permitted at that time under federal securities law.

FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

The Contracts provide tax-deferred accumulation over time, but may be subject to certain federal income and excise taxes, mentioned below. REFER TO THE SAI FOR FURTHER DETAILS. Section references are to the Code. We do not attempt to describe any potential estate or gift tax, or any applicable state, local or foreign tax law other than possible premium taxes mentioned under "Premium Tax Charge." Discussions regarding the tax treatment of any annuity contract or retirement plans and programs are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TYPES OF PLANS

Tax rules vary, depending on whether the Contract is offered under your employer's tax-qualified retirement program, an individual retirement plan, or is instead a nonqualified Contract. The Contracts are used under the following types of retirement arrangements:

   . Section 403(b) annuities for employees of public schools and section 501(c)(3) tax-exempt organizations;

   . Section 401(a), 403(a) and 401(k) qualified plans (including plans for self-employed individuals);

   .   Section 408(b) traditional IRAs;

   .   Section 408A Roth IRAs;

   . Section 457 deferred compensation plans of governmental and tax-exempt employers;

   .   Section 408(k) SEPs and SARSEPs; and

   .   Section 408(p) SIMPLE retirement accounts.

Contributions under any of these retirement arrangements generally must be made to a qualifying annuity Contract or to a qualifying trust or custodial account, in order for the contributions to receive favorable tax treatment as pre-tax (or Roth) contributions. Contracts purchased under these retirement arrangements are "Qualified Contracts." Note that the specific terms of the governing employer plan may limit rights and options otherwise available under a Contract. In addition, changes in the applicable laws or regulations may impose additional limitations or may require changes to the contract to maintain its status as a Qualified Contract.

TAX CONSEQUENCES IN GENERAL

Purchase Payments, distributions, withdrawals, transfers and surrender of a Contract can each have a tax effect, which varies with the governing retirement arrangement. Please refer to the detailed explanation in the SAI, the documents (if any) controlling the retirement arrangement through which the Contract is offered, and your personal tax advisor.

Purchase Payments under the Contracts can be made as contributions by employers or as pre-tax or after-tax contributions by employees, depending on the type of retirement program. Purchase Payments also can be made outside of an employer-sponsored retirement program. After-tax Purchase Payments, including after-tax employee contributions, generally constitute "investment in the Contract." All Qualified Contracts receive deferral of tax on the inside build-up of earnings on invested Purchase Payments, until a distribution occurs. SEE THE SAI FOR A DISCUSSION OF THE TAXATION OF DISTRIBUTIONS, INCLUDING UPON DEATH, AND SPECIAL RULES, INCLUDING THOSE APPLICABLE TO NON-NATURAL OWNERS OF NONQUALIFIED CONTRACTS.

Transfers among investment options within a variable annuity Contract generally are not taxed at the time of such a transfer. However, in 1986, the IRS indicated that limitations might be imposed with respect to either the number of investment options available within a Contract, or the frequency of transfers between investment options, or both, in order for the Contract to be treated as an annuity Contract for federal income tax purposes. If imposed, VALIC can provide no assurance that such limitations would not be imposed on a retroactive basis to Contracts issued under this prospectus. However, VALIC has no present indications that the IRS intends to impose such limitations, or what the terms or scope of those limitations might be. In addition, based upon published guidance issued by the IRS in 1999, it appears likely that such limitations, if imposed, would only apply to nonqualified Contracts.

Distributions are taxed differently depending on the program through which the Contracts are offered and the previous tax characterization of the contributions to which the distribution relates. Generally, the portion of a distribution that is not considered a return of investment in the Contract is subject to income tax. For annuity payments, investment in the Contract is recovered ratably over the expected payout period. Special recovery rules might apply in certain situations. Non-periodic payments such as partial withdrawals and full surrenders during the Purchase Period are referred to as "amounts not received as an annuity" in the Code. These types of payments are generally taxed to the extent of any gain existing in the Contract at the time of withdrawal.

Amounts subject to income tax may also incur excise or penalty taxes, under certain circumstances. Generally, as more fully discussed in the SAI, taxable distributions received before you attain age 59 1/2 are subject to a 10% penalty tax in addition to regular income tax, unless you make a rollover, in the case of a Qualified Contract, to another tax-deferred investment vehicle or meet certain exceptions. Note that a distribution from a 457(b) plan is not subject to the 10% tax penalty. And, if you have to report the distribution as ordinary income, you may need to make an estimated tax payment by the due date for the quarter in which you received the distribution, depending on the amount of federal tax withheld from the distribution. When calculating your tax liability to determine whether you need to make an estimated tax payment, your total tax for the year should also include the amount of the 10% additional tax on early distributions unless an exception applies. Amounts eligible for grandfathered status afforded to pre-1982 accounts might be exempt from the 10% early withdrawal penalty.

The Pension Protection Act of 2006 created other distribution events and exemptions from the 10% early withdrawal penalty tax. These include payments to certain reservists called up for active duty after September 11, 2001 and payments up to $3,000 per year made directly to an insurer for health, life and accident insurance by certain retired public safety officers.

On March 30, 2010, the Health Care and Education Reconciliation Act ("Reconciliation Act") was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income, which went into effect in 2013, is at the rate of 3.8% of investment income in excess of applicable thresholds for Modified Adjusted Gross Income ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person (see final paragraph in this section). This new tax generally does not apply to Qualified Contracts; however, taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.

It is the understanding of VALIC, confirmed by IRS Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Code does not lose its deferred tax treatment if Purchase Payments under the Contract are invested in publicly available Mutual Funds. It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons (except for trusts or other entities as agent for a natural person) will be taxed currently to the Contract Owner and such Contracts will not be treated as annuities for federal income tax purposes.

IMPORTANT INFORMATION REGARDING 403(B) REGULATIONS

On July 26, 2007, the Department of the Treasury published final 403(b) regulations that became largely effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.

In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer's 403(b) plan upon its establishment, but no later than by January 1, 2009.

The rules in the final regulations generally do not affect a participant's ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer's plan.


As a general matter, many Contracts that have received plan contributions after 2004, and all Contracts that have received plan contributions after 2008, are required to be included in the plan and in the plan's administrative coordination, even if the investment provider and the Contract are no longer permitted to receive new contributions and/or transfers. However, IRS guidance generally permits a plan sponsor to exclude a Contract where the plan sponsor has otherwise made a good faith effort to include the Contract issued by a provider that ceased to receive contributions prior to January 1, 2009, as well as such Contracts maintained by certain former employees. You should be aware, however, that some rules governing contracts inside and outside of the plan after 2008 are subject to different interpretations, as well as possible additional IRS guidance. In addition, a Contract maintained under a plan subject to the requirements of Title I of Employee Retirement Income Security Act of 1974, as amended ("ERISA") may be required to be included in the plan regardless of whether it remains eligible to receive contributions after a specified date. The foregoing discussion is intended as a general discussion of the requirements only, and you may wish to discuss the requirements of the regulations and/or the general information above with your tax advisor.


U.S. DEPARTMENT OF LABOR FIDUCIARY REGULATION


On April 8, 2016, the United States Department of Labor published its final regulation defining fiduciary advice, along with related revisions to certain existing guidance, as well as a new exemption from specific ERISA prohibitions. The requirements under the regulation and related guidance apply primarily to ERISA plans and IRAs. While the new requirements generally will not impact your rights under the Contract, they may, however, affect recommendations made by your financial advisor and your financial advisor's ability to make those recommendations. More specifically, the regulation and related guidance generally will apply to recommendations to buy, sell or hold interests in the Contract, as well as recommendations for distributions and rollovers to or from the Contract where the Contract is in an ERISA plan or IRA. The original applicability date for the regulation and significant portions of the related guidance was April 10, 2017. In guidance released on April 5, 2017 this initial applicability date was delayed to June 9, 2017, as the DOL reviews the guidance in light of specific questions posed by the President in a memorandum issued to the DOL with regard to the 2016 regulation and the related guidance. In the absence of additional delays or revisions, full compliance with the regulation and the related by January 1, 2018.


LEGAL PROCEEDINGS
--------------------------------------------------------------------------------


The Company is currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by the West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the "WV Boards"). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in the Company's favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.


Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the financial position, results of operations or cash flows of the Company.


Various other lawsuits against the Company have arisen in the ordinary course of business. As of April 21, 2017, the Company believes it is not likely that contingent liabilities arising from such lawsuits will have a material effect on the Company's statutory financial statements.


FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

The financial statements of VALIC, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI if you write us at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or call us at 1-800-448-2542.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington D.C. 20549-2000.

--------------------------------------------------------------------------------
           TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------



General Information........................................................  2
Federal Tax Matters........................................................  2
Exchange Privilege......................................................... 11
Calculation of Surrender Charge............................................ 12
Purchase Unit Value........................................................ 14
Payout Payments............................................................ 15
Distribution of Variable Annuity Contracts................................. 16
Experts.................................................................... 17
Comments on Financial Statements........................................... 17


(C) 2017 AMERICAN INTERNATIONAL GROUP, INC.

All Rights Reserved.

                  THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

                              SEPARATE ACCOUNT A
                            UNITS OF INTEREST UNDER
           INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACTS
                             CONTRACT FORM UIT-981

                      STATEMENT OF ADDITIONAL INFORMATION

                                FORM N-4 PART B


                                  May 1, 2017

This Statement of Additional Information ("SAI") is not a prospectus but contains information in addition to that set forth in the prospectus for the Contract Form UIT-981 dated May 1, 2017 ("Contracts") and should be read in conjunction with the prospectus. The terms used in this SAI have the same meaning as those set forth in the prospectus. A prospectus may be obtained by calling or writing The Variable Annuity Life Insurance Company (the "Company") at VALIC Document Control, PO Box 15648, Amarillo, Texas, 79105 or 1-800-448-2542. Prospectuses are also available on the internet at www.valic.com.


                               TABLE OF CONTENTS

General Information.........................................................................  2
Federal Tax Matters.........................................................................  2
   Tax Consequences of Purchase Payments....................................................  2
   Tax Consequences of Distributions........................................................  5
   Special Tax Consequences -- Early Distribution...........................................  6
   Special Tax Consequences -- Required Distributions.......................................  7
   Tax-Free Rollovers, Transfers and Exchanges..............................................  8
   Effects of Tax-Deferred Accumulation.....................................................  9
   Foreign Account Tax Compliance Act....................................................... 11
   Other Withholding Tax.................................................................... 11
Exchange Privilege.......................................................................... 11
Calculation of Surrender Charge............................................................. 12
   Illustration of Surrender Charge on Total Surrender...................................... 12
   Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full Surrender. 13
Purchase Unit Value......................................................................... 14
   Illustration of Calculation of Purchase Units Value...................................... 14
   Illustration of Purchase of Purchase Units............................................... 14
Payout Payments............................................................................. 15
   Assumed Investment Rate.................................................................. 15
   Amount of Payout Payments................................................................ 15
   Payout Unit Value........................................................................ 16
   Illustration of Calculation of Payout Unit Value......................................... 16
   Illustration of Payout Payments.......................................................... 16
Distribution of Variable Annuity Contracts.................................................. 16
Experts..................................................................................... 17
Comments on Financial Statements............................................................ 17

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

   Flexible payment deferred annuity Contracts are offered in connection with the prospectus to which this SAI relates.

   Under flexible payment Contracts, Purchase Payments generally are made until retirement age is reached. However, no Purchase Payments are required to be made after the first payment. Purchase Payments are subject to any minimum payment requirements under the Contract.

   The Contracts are non-participating and will not share in any of the profits of the Company.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------

Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the Company's understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.

   This section summarizes the major tax consequences of contributions, payments, and withdrawals under the Contracts, during life and after death.

   It is VALIC's understanding, confirmed by Internal Revenue Service ("IRS") Revenue Procedure 99-44, that a Qualified Contract described in section 401(a), 403(a), 403(b), 408(b) or 408A of the Internal Revenue Code of 1986, as amended ("Code" or "IRC") does not lose its deferred tax treatment if Purchase Payments under the contract are invested in publicly available mutual funds.

   It is also the understanding of VALIC that for each other type of Qualified Contract an independent exemption provides tax deferral regardless of how ownership of the Mutual Fund shares might be imputed for federal income tax purposes.

   For nonqualified Contracts, not all Variable Account Options are available within your contract. Variable Account Options that are invested in Mutual Funds available to the general public outside of annuity contracts or life insurance contracts generally are not offered under nonqualified Contracts. Investment earnings on contributions to nonqualified Contracts that are owned by non-natural persons will be taxed currently to the owner, and such contracts will not be treated as annuities for federal income tax purposes (except for trusts or other entities as agents for an individual).

Tax Consequences of Purchase Payments

   403(b) Annuities. Purchase Payments made by section 501(c)(3) tax-exempt organizations and public educational institutions toward Contracts for their employees are excludable from the gross income of employees, to the extent aggregate Purchase Payments do not exceed several competing tax law limitations on contributions. This gross income exclusion applies both to employer contributions and to your voluntary and nonelective salary reduction contributions. The exclusion does not apply to Roth 403(b) contributions, which are made on an after-tax basis; however, the contribution limits apply to such contributions. Roth 403(b) contributions will be referred to as elective deferrals, along with voluntary salary reduction contributions.


   For 2017, your elective deferrals are generally limited to $18,000, although additional age-based "catch-up" contributions (of up to $6,000) are permitted for individuals who will be age 50 by the end of the 2017 calendar year. Combined employer contributions, nonelective employee contributions and elective deferrals are generally limited to $54,000, or up to 100% of "includible compensation," as defined in the Code for 403(b) plans. In addition, after 1988, employer contributions for highly compensated employees may be further limited by applicable nondiscrimination rules.

   401(a)/(k) and 403(a) Qualified Plans. Purchase Payments made by an employer (or a self-employed individual) under a qualified pension, profit-sharing or annuity plan are excluded from the gross income of the employee. Purchase Payments made by an employee may be made on a pre-tax or an after-tax basis, depending on several factors, including whether the employer is eligible to establish a 401(k) or 414(h) contribution option, and whether the employer, if eligible to establish a 401(k) option, has established a Roth 401(k) option under the Plan.


   408(b) Individual Retirement Annuities ("408(b) IRAs" or "Traditional
IRAs)'. For 2017, annual tax-deductible contributions for 408(b) IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and are generally fully deductible in 2017 only by individuals who:


       (i) are not active Participants in another retirement plan, and are not married;


       (ii) are not active Participants in another retirement plan, are married, and either (a) the spouse is not an active Participant in another retirement plan, or (b) the spouse is an active Participant, but the couple's adjusted gross income is less than $186,000;

       (iii) are active Participants in another retirement plan, are unmarried, and have adjusted gross income of less than $62,000; or

       (iv) are active Participants in another retirement plan, are married, and have adjusted gross income of less than $99,000.


   Active Participants in other retirement plans whose adjusted gross income exceeds the limits in (ii), (iii) or (iv) by less than $10,000 are entitled to make deductible 408(b) IRA contributions in proportionately reduced amounts. If a 408(b) IRA is established for a non-working spouse who has no compensation, the annual tax-deductible Purchase Payments for both spouses' Contracts cannot exceed the lesser of $11,000 or 100% of the working spouse's earned income, and no more than $5,500 may be contributed to either spouse's IRA for any year. The $11,000 limit increases to $13,000 if both spouses are age 50 or older ($1,000 for each spouse age 50 or older).


   You may be eligible to make nondeductible IRA contributions of an amount equal to the lesser of:

       (i) $5,500 ($6,500 if you are age 50 or older; $11,000 for you and your spouse's IRAs, or $13,000 if you are both age 50 or older) or 100% of compensation, or


       (ii)   your applicable IRA deduction limit.

   You may also make contributions of eligible rollover amounts from other tax-qualified plans and contracts. See Tax-Free Rollovers, Transfers and Exchanges.


   408A Roth Individual Retirement Annuities ("408A Roth IRAs" or "Roth IRAs"). For 2017, annual nondeductible contributions for 408A Roth IRA Contracts are limited to the lesser of $5,500 or 100% of compensation ($6,500 if you are age 50 or older), and a full contribution may be made only by individuals who:

       (i) are unmarried and have adjusted gross income of less than $118,000; or

       (ii) are married and filing jointly, and have adjusted gross income of less than $186,000

   The available nondeductible 408A Roth IRA contribution is reduced proportionately to zero where modified AGI is between $186,000 and $196,000 for those who are married filing joint returns. No contribution may be made for those with modified AGI over $196,000. Similarly, the contribution is reduced for those who are single with modified AGI between $118,000 and $133,000, with no contribution for singles with modified AGI over $133,000. Similarly, individuals who are married and filing separate returns and whose modified AGI is over $10,000 may not make a contribution to a Roth IRA; a portion may be contributed for modified AGI between $0 and $10,000.

   All contributions to 408(b) traditional IRAs and 408A Roth IRAs must be aggregated for purposes of the annual contribution limit.

   457 Plans. A unit of a state or local government may establish a deferred compensation program for individuals who perform services for the government unit if permitted by applicable state (and/or local) laws. In addition, a non-governmental tax-exempt employer may establish a deferred compensation program for individuals who: (i) perform services for the employer, and
(ii) belong to either a select group of management or highly compensated employees and/or are independent contractors.


   This type of program allows eligible individuals to defer the receipt of compensation (and taxes thereon) otherwise presently payable to them. For 2017, if the program is an eligible deferred compensation plan (an "EDCP"), you and your employer may contribute (and defer tax on) the lesser of $18,000 or 100% of your "includible" compensation (compensation from the employer currently includible in taxable income). Additionally, catch-up deferrals are permitted in the final three years before the year you reach normal retirement age under the plan and for governmental plans only, age-based catch-up deferrals up to $6,000 are also permitted for individuals age 50 or older. Generally, however, a participant cannot utilize both the catch-up in the three years before normal retirement age, and the age 50 catch-up, in the same year.


   The employer uses deferred amounts to purchase the Contracts offered by this prospectus. For plans maintained by a unit of a state or local government, the Contract is generally held for the exclusive benefit of plan Participants, (although certain Contracts remained subject to the claims of the employer's general creditors until 1999). For plans of non-governmental tax-exempt employers, the employee has no present ownership rights in the Contract and is entitled to payment only in accordance with the EDCP provisions.


   Simplified Employee Pension Plan ("SEP"). Employer contributions under a SEP are made to a separate individual retirement account or annuity established for each participating employee, and generally must be made at a rate representing a uniform percent of participating employees' compensation. Employer contributions are excludable from employees' taxable income. For 2017, the employer may contribute up to 25% of your compensation or $54,000, whichever is less.

   Through 1996, employees of certain small employers (other than tax-exempt organizations) were permitted to establish plans allowing employees to contribute pretax, on a salary reduction basis, to the SEP. Such plans if established by December 31, 1996, may still allow employees to make these contributions. In 2017, the limit is $18,000. Additionally, you may be able to make higher contributions if you are age 50 or older, subject to certain conditions.

   SIMPLE IRA. Employer and employee contributions under a SIMPLE IRA Plan are made to a separate individual retirement account or annuity for each employee. For 2017, employee salary reduction contributions cannot exceed $12,500. You may be able to make higher contributions if you are age 50 or older, subject to certain conditions. Employer contributions must be in the form of matching contribution or a nonelective contribution of a percentage of compensation as specified in the Code. Only employers with 100 or fewer employees can maintain a SIMPLE IRA plan, which must also be the only plan the employer maintains.


   Nonqualified Contracts. Purchase Payments made under nonqualified Contracts, whether under an employer-sponsored plan or arrangement or independent of any such plan or arrangement, are neither excludible from the gross income of the Contract Owner nor deductible for tax purposes. However, any increase in the Purchase Unit value of a nonqualified Contract resulting from the investment performance of VALIC Separate Account A is not taxable to the Contract Owner until received by him. Contract Owners that are not natural persons (except for trusts or other entities as agent for an individual), however, are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made after February 28, 1986 to such Contracts.

   Unfunded Deferred Compensation Plans. Private for-profit employers may establish unfunded nonqualified deferred compensation plans for a select group of management or highly compensated employees and/or for independent contractors. Certain arrangements of nonprofit employers entered into prior to August 16, 1986, and not subsequently modified, are also subject to the rules discussed below.


   An unfunded deferred compensation plan is a bare contractual promise on the part of the employer to defer current wages to some future time. The assets invested in Contract are owned by the employer and remains subject to the claims of the employer's general creditors. Private for-profit employers that are not natural persons are currently taxable on any increase in the Purchase Unit value attributable to Purchase Payments made on or after February 28, 1986 to such Contracts. Participants have no present right or vested interest in the Contract and are only entitled to payment in accordance with plan provisions.


Tax Consequences of Distributions

   403(b) Annuities. Elective deferrals (including salary reduction amounts and Roth 403(b) contributions) accumulated after December 31, 1988, and earnings on such contributions, may not be distributed before one of the following:

       (1)    attainment of age 59 1/2;

       (2)    severance from employment;

       (3)    death;

       (4)    disability;

       (5) qualifying hardship (hardship distributions are limited to salary reduction contributions only, exclusive of earnings thereon); or

       (6) termination of the plan (if the plan sponsor meets the criteria of IRS guidance to terminate the plan).

   Similar restrictions will apply to all amounts transferred from a Code section 403(b)(7) custodial account other than certain rollover contributions, except that pre-1989 earnings included in such amounts generally will be eligible for a hardship distribution.

   As a general rule, distributions are taxed as ordinary income to the recipient in accordance with Code section 72. However, three important exceptions to this general rule are:

       (1)    distributions of Roth 403(b) contributions;

       (2) qualified distributions of earnings on Roth 403(b) contributions and,

       (3)    other after-tax amounts in the Contract.

Distributions of Roth 403(b) contributions are tax-free. "Qualified" distributions of earnings on Roth 403(b) contributions made upon attainment of age 59 1/2, upon death or disability are tax-free as long as five or more years have passed since the first contribution to the Roth account or any Roth account under the employer's Plan. Distribution of earnings that are non-qualified are taxed in the same manner as pre-tax contributions and earnings under the Plan. Distributions of other after-tax amounts in the Contract are tax-free.

   401(a)/(k) and 403(a) Qualified Plans. Distributions from Contracts purchased under qualified plans are taxable as ordinary income, except to the extent allocable to an employee's after-tax contributions (investment in the Contract). If you or your Beneficiary receive a "lump sum distribution" (legally defined term), the taxable portion may be eligible for special 10-year income averaging treatment. Ten-year income averaging uses tax rates in effect for 1986, allows 20% capital gains treatment for the taxable portion of a lump sum distribution attributable to years of service before 1974, and is available if you were 50 or older on January 1, 1986. The distribution restrictions for 401(k) elective deferrals in Qualified Plans are generally the same as described for elective deferrals to 403(b) annuities. The tax consequences of distributions from Qualified Plans are generally the same as described above for 403(b) annuities.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Distributions are generally taxed as ordinary income to the recipient. Rollovers from a Traditional IRA to a Roth IRA, and conversions of a Traditional IRA to a Roth IRA, where permitted, are generally taxable in the year of the rollover or conversion. The taxable value of such a conversion may take into account the value of certain benefits under the Contract. Prior to 2010, individuals with adjusted gross income over $100,000 were generally ineligible for such conversions, regardless of marital status, as were married individuals who file separately. Beginning in 2010, such conversions are available without regard to income.

   408A Roth IRAs. "Qualified" distributions upon attainment of age 59 1/2, upon death or disability or for qualifying first-time homebuyer expenses are tax-free as long as five or more years have passed since the first contribution to the taxpayer's first 408A Roth IRA. Qualified distributions may be subject to state income tax in some states. Nonqualified distributions are generally taxable to the extent that the distribution exceeds Purchase Payments.

   457 Plans. Amounts received from an EDCP are includible in gross income for the taxable year in which they are paid or, if a non-governmental tax-exempt employer, otherwise made available to the recipient.

   Unfunded Deferred Compensation Plans. Amounts received are includible in gross income for the taxable year in which the amounts are paid or otherwise made available to the recipient.

   Nonqualified Contracts. Partial redemptions from a nonqualified Contract purchased after August 13, 1982 (or allocated to post-August 13, 1982 Purchase Payments under a pre-existing Contract), generally are taxed as ordinary income to the extent of the accumulated income or gain under the Contract if they are not received as an annuity. Partial redemptions from a nonqualified Contract purchased before August 14, 1982 are taxed only after the Contract Owner has received all of his pre-August 14, 1982 investment in the Contract. The amount received in a complete redemption of a nonqualified Contract (regardless of the date of purchase) will be taxed as ordinary income to the extent that it exceeds the Contract Owner's investment in the Contract. Two or more Contracts purchased from VALIC (or an affiliated company) by a Contract Owner within the same calendar year, after October 21, 1988, are treated as a single Contract for purposes of measuring the income on a partial redemption or complete surrender.

   When payments are received as an annuity, the Contract Owner's investment in the Contract is treated as received ratably and excluded ratably from gross income as a tax-free return of capital, over the expected payment period of the annuity. Individuals who begin receiving annuity payments on or after January 1, 1987 can exclude from income only their unrecovered investment in the Contract. Upon death prior to recovering tax-free their entire investment in the Contract, individuals generally are entitled to deduct the unrecovered amount on their final tax return.

Special Tax Consequences--Early Distribution

   403(b) Annuities, 401(a)/(k) and 403(a) Qualified Plans, 408(b) Traditional IRAs, SEPs and SIMPLE IRAs. The taxable portion of distributions received before the recipient attains age 59 1/2 generally are subject to a 10% penalty tax in addition to regular income tax. Distributions on account of the following generally are excepted from this penalty tax:

       (1)    death;

       (2)    disability;

       (3) separation from service after a Participant reaches age 55 (only applies to 403(b), 401(a)/(k) and 403(a) plans);

       (4) separation from service at any age if the distribution is in the form of substantially equal periodic payments over the life (or life expectancy) of the Participant (or the Participant and Beneficiary) for a period that lasts the later of five years or until the Participant attains age 59 1/2;

       (5) distributions that do not exceed the employee's tax-deductible medical expenses for the taxable year of receipt; and

       (6) distributions to an alternate payee pursuant to a domestic relations order.

   Separation from service is not required for distributions from a Traditional IRA, SEP or SIMPLE IRA under (4) above. Certain distributions from a SIMPLE IRA within two years after first participating in the Plan may be subject to a 25% penalty, rather than a 10% penalty.

   Currently, distributions from 408(b) IRAs on account of the following additional reasons are also excepted from the 10% penalty tax:

       (1) distributions up to $10,000 (in the aggregate) to cover costs of acquiring, constructing or reconstructing the residence of a first-time homebuyer;

       (2) distributions to cover certain costs of higher education: tuition, fees, books, supplies and equipment for the IRA owner, a spouse, child or grandchild; and

       (3) distributions to cover certain medical care or long-term care insurance premiums, for individuals who have received federal or state unemployment compensation for 12 consecutive months.

   408A Roth IRAs. Distributions, other than "qualified" distributions where the five-year holding rule is met, are generally subject to the same 10% penalty tax on amounts included in income as other IRAs. Distributions of rollover or conversion contributions may be subject to a 10% penalty tax if the distribution of those contributions is made within five years of the rollover/conversion.

   457 Plans. Distributions generally may be made under an EDCP prior to severance from employment only upon attainment of age 70 1/2, for unforeseeable emergencies or for amounts under $5,000 for inactive Participants, and are includible in the recipient's gross income in the year paid. Such distributions are not subject to the 10% early withdrawal penalty tax.

   Nonqualified Contracts. A 10% penalty tax applies to the taxable portion of a distribution received before age 59 1/2 under a nonqualified Contract, unless the distribution is:

       (1)    to a Beneficiary on or after the Contract Owner's death;

       (2)    upon the Contract Owner's disability;

       (3) part of a series of substantially equal annuity payments for the life or life expectancy of the Contract Owner, or the lives or joint life expectancy of the Contract Owner and Beneficiary for a period lasting the later of 5 years or until the Contract Owner attains age 59 1/2;

       (4)    made under an immediate annuity contract, or

       (5)    allocable to Purchase Payments made before August 14, 1982.

Special Tax Consequences--Required Distributions

   403(b) Annuities. Generally, minimum required distributions are required from both pre-tax and Roth amounts accumulated under the Contract and must commence no later than April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires. Required distributions must be made over a period no longer than the period determined under The IRS's Uniform Life Expectancy Table reflecting the joint life expectancy of the Participant and a Beneficiary 10 years younger than the Participant, or if the Participant's spouse is the sole Beneficiary and is more than 10 years younger than the Participant, their joint life expectancy. A penalty tax of 50% is imposed on the amount by which the minimum required distribution in any year exceeds the amount actually distributed in that year.

   Amounts accumulated under a Contract on December 31, 1986 may be paid in a manner that meets the above rule or, alternatively:

       (i) must begin to be paid when the Participant attains age 75 or retires, whichever is later; and

       (ii) the present value of payments expected to be made over the life of the Participant, (under the option chosen) must exceed 50% of the present value of all payments expected to be made (the "50% rule").

   The 50% rule will not apply if a Participant's spouse is the joint Annuitant. Notwithstanding these pre-January 1, 1987 rules, the entire contract balance must meet the minimum distribution incidental benefit requirement of section 403(b)(10).

   At the Participant's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin by December 31st of the year following the year of death and be paid over the single life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must be made over a period that does not exceed the longer of the Participant's or the designated Beneficiary's life expectancy. Exceptions to this rule may apply in the case of a beneficiary who is also the participant's spouse.

   A Participant generally may aggregate his or her 403(b) Contracts and accounts for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the plan, Contract, or account otherwise provides.

   401(a)/(k) and 403(a) Qualified Plans. Minimum distribution requirements for qualified plans are generally the same as described for 403(b) Annuities, except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement.

   408(b) Traditional IRAs, SEPs and SIMPLE IRAs. Minimum distribution requirements are generally the same as described above for 403(b) Annuities, except that:

       (1)    there is no exception for pre-1987 amounts; and

       (2) there is no available postponement past April 1 of the calendar year following the calendar year in which age 70 1/2 is attained.

   A Participant generally may aggregate his or her IRAs for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   408A Roth IRAs. Minimum distribution requirements generally applicable to 403(b) Annuities, 401(a)/(k) and 403(a) qualified plans, 408(b) IRAs, SEPs and 457 Plans do not apply to 408A Roth IRAs during the Contract Owner's lifetime, but generally do apply after the Contract Owner's death.

   A Beneficiary generally may aggregate his or her Roth IRAs inherited from the same decedent for purposes of satisfying these requirements, and withdraw the required distribution in any combination from such Contracts or accounts, unless the Contract or account otherwise provides.

   457 Plans. Beginning January 1, 1989, the minimum distribution requirements for EDCPs are generally the same as described above for 403(b) Annuities except that there is no exception for pre-1987 amounts, and multiple plans may not be aggregated to satisfy the requirement. Distributions must satisfy the irrevocable election requirements applicable to non-governmental tax-exempt employer EDCPs.

   Nonqualified Contracts. Nonqualified Contracts do not require commencement of distributions at any particular time during the Contract Owner's lifetime, and generally do not limit the duration of annuity payments.

   At the Contract Owner's death before payout has begun, Contract amounts generally either must be paid to the Beneficiary within 5 years, or must begin within 1 year of death and be paid over the life or life expectancy of the Beneficiary. If death occurs after commencement of (but before full) payout, distributions generally must continue at least as rapidly as in effect at the time of death. Similar distribution requirements will also apply if the Contract Owner is not a natural person, if the Annuitant dies or is changed. An exception to this rule may apply in the case of a beneficiary who is also the participant's spouse.

Tax-Free Rollovers, Transfers and Exchanges

   403(b) Annuities. Tax-free transfers between 403(b) annuity Contracts and/or 403(b)(7) custodial accounts and, with the exception of distributions to and from Roth 403(b) accounts, tax-free rollovers to or from 403(b) programs to 408(b) IRAs, other 403(b) programs, 401(a)/403(a) qualified plans and governmental EDCPs are permitted under certain circumstances. Funds in a 403(b) annuity contract may be rolled directly over to a Roth IRA. Distributions from Roth 403(b) accounts may be rolled over or transferred to another Roth 403(b) account or rolled over to a Roth IRA or a Roth 401(k) ) or eligible Roth 457(b) account. Roth 403(b) accounts may only receive rollover contributions from other Roth accounts.

   401(a)/(k) and 403(a) Qualified Plans. The taxable portion of certain distributions, except for distributions from Roth accounts, may be rolled over tax-free to or from a 408(b) individual retirement account or annuity, another such plan, a 403(b) program, or a governmental EDCP. Funds in a qualified contract may be rolled directly over to a Roth IRA. The rollover/ transfer rules for Qualified plans are generally the same as described for 403(b) Annuities.

   408(b) Traditional IRAs and SEPs. Funds may be rolled over tax-free to or from a 408(b) IRA Contract, from a 403(b) program, a 401(a)/(k) or 403(a) qualified plan, or a governmental EDCP under certain conditions. In addition, tax-free rollovers may be made from one 408(b) IRA (other than a Roth IRA) to another provided that no more than one such rollover is made during any 12-month period.

   408A Roth IRAs. Funds may be transferred tax-free from one 408A Roth IRA to another. Funds in a 408(b) IRA or eligible retirement plan (401(a)/(k), 403(b) or governmental 457(b)) may be rolled in a taxable transaction to a 408A Roth IRA.

   Special, complicated rules governing holding periods and avoidance of the 10% penalty tax also apply to rollovers from 408(b) IRAs to 408A Roth IRAs, and may be subject to further modification by Congress. You should consult your tax advisor regarding the application of these rules.

   408(p) SIMPLE IRAs. Funds may generally be rolled over tax-free from a SIMPLE IRA to a 408(b) IRA. However, during the two-year period beginning on the date you first participate in any SIMPLE IRA plan of your employer, SIMPLE IRA funds may only be rolled to another SIMPLE IRA.

   457 Plans. Tax-free transfers of EDCP amounts from tax-exempt employers are permitted only to another EDCP of a like employer. Tax-free rollovers to or from a governmental EDCP to other governmental EDCPs, 403(b) programs, 401(a)/401(k)/403(a) Qualified Plans, 408(b) IRAs are permitted under certain circumstances.

   Nonqualified Contracts. Certain of the nonqualified single payment deferred annuity Contracts permit the Contract Owner to exchange the Contract for a new deferred annuity contract prior to the commencement of annuity payments. A full or partial exchange of one annuity Contract for another is a tax-free transaction under section 1035, provided that the requirements of that section are satisfied. However, the exchange is reportable to the IRS.

Effect of Tax-Deferred Accumulations

The chart below compares the results from contributions made to:

.. A Contract issued to a tax-favored retirement program purchased with pre-tax contributions (Purchase Payments);

..  A nonqualified Contract purchased with after-tax contributions (Purchase
   Payments); and

..  Taxable accounts such as savings accounts.

                                    [CHART]



                                                    10 Years 20 Years 30 Years
                                                    -------- -------- --------
 Tax Account....................................... $13,978  $32,762  $58,007
 Non-qualified Contract Tax-Deferred Annuity....... $14,716  $36,499  $68,743
 Tax-Deferred Annuity.............................. $19,621  $48,665  $91,657


This hypothetical chart compares the results of (1) contributing $100 per month to a conventional, non-tax-deferred account (shown above as "Taxable Account");
(2) contributing $100 to a nonqualified, tax-deferred annuity (shown above as "Nonqualified Contract Tax-Deferred Annuity"); and (3) contributing $100 per month ($133.33 since contributions are made before tax) to an annuity purchased under a tax-deferred retirement program (shown above as "Tax-Deferred Annuity"). The chart assumes a 25% tax rate and a 4% annual rate of return. Variable options incur separate account charges and may also incur account maintenance charges and surrender charges, depending on the contract. The chart does not reflect the deduction of any such charges, and, if reflected, would reduce the amounts shown. Federal withdrawal restrictions and a 10% tax penalty may apply to withdrawals before age 59 1/2. This information is for illustrative purposes only and is not a guarantee of future return for any specific investment.

Unlike taxable accounts, contributions made to tax-favored retirement programs and nonqualified Contracts generally provide tax-deferred treatment on earnings. In addition, pre-tax contributions made to tax-favored retirement programs ordinarily are not subject to income tax until withdrawn. As shown above, investing in a tax-favored program may increase the accumulation power of savings over time. The more taxes saved and reinvested in the program, the more the accumulation power effectively grows over the years.

To further illustrate the advantages of tax-deferred savings using a 25% federal tax bracket, an annual return (before the deduction of any fees or charges) of 4% under a tax-favored retirement program in which tax savings were reinvested has an equivalent after-tax annual return of 3% under a taxable program. The 4% return on the tax-deferred program will be reduced by the impact of income taxes upon withdrawal. The return will vary depending upon the timing of withdrawals. The previous chart represents (without factoring in fees or charges) after-tax amounts that would be received.

By taking into account the current deferral of taxes, contributions to tax-favored retirement programs increase the amount available for savings by decreasing the relative current out-of-pocket cost (referring to the effect on annual net take-home pay) of the investment, regardless of which type of qualifying investment arrangement that is selected. The chart below illustrates this principle by comparing a pre-tax contribution to a tax-favored retirement plan with an after-tax contribution to a taxable account:

                              Paycheck Comparison

                                                           Tax-Favored
                                                           Retirement  Taxable
                                                             Program   Account
                                                           ----------- -------
 Annual amount available for savings before federal taxes    $2,400    $2,400
 Current federal income tax due on Purchase Payments              0    $ (600)
 Net retirement plan Purchase Payments                       $2,400    $1,800

This chart assumes a 25% federal income tax rate. The $600 that is paid toward current federal income taxes reduces the actual amount saved in the taxable account to $1,800 while the full $2,400 is contributed to the tax-qualified program, subject to being taxed upon withdrawal. Stated otherwise, to reach an annual retirement savings goal of $2,400, the contribution to a tax-qualified retirement program results in a current out-of-pocket expense of $1,800 while the contribution to a taxable account requires the full $2,400 out-of-pocket expense. The tax-qualified retirement program represented in this chart is a plan type, such as one under section 403(b) of the Code, which allows participants to exclude contributions (within limits) from gross income. This chart is an example only and does not reflect the return of any specific investment.

Foreign Account Tax Compliance Act ("FATCA")

U.S. persons should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity holding accounts on behalf of U.S. persons if such entity fails to provide applicable certifications to the U.S. government. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary. Prospective purchasers with accounts in foreign financial institutions or foreign entities should consult with their tax advisor regarding the application of FATCA to their purchase.

Other Withholding Tax

A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.

--------------------------------------------------------------------------------
                              EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

   From time to time, we may allow you to exchange an older variable annuity issued by VALIC into VALIC's Portfolio Director Plus Fixed and Variable Annuity Product ("Portfolio Director"), a newer product with more current features and benefits issued by VALIC. Such an exchange offer will be made in accordance with applicable state and federal securities and insurance rules and regulations. You may exchange the Contracts into Portfolio Director as discussed below. See the Portfolio Director prospectus for more details concerning the Portfolio Director investment options and associated fees.

Exchanges From Impact Contracts
(UIT-981)

   Sales/Surrender Charges. Under an Impact Contract, no sales charge is deducted at the time a Purchase Payment is made, but a surrender charge may be imposed on partial or total surrenders. The surrender charge is equal to 5% of the Purchase Payments withdrawn within three years of the date such Purchase Payments were made. However, in any Participant Year, the first withdrawal of up to 10% of the account value will not be subject to a surrender charge. The most recent Purchase Payments are deemed to be withdrawn first. Portfolio Director also imposes a surrender charge upon total or partial surrenders that may not exceed 5% of any Purchase Payments withdrawn within the most recent five years prior to the receipt of the surrender request by the Company at its Home Office. Portfolio Director also has other provisions where surrender charges are not imposed. For purposes of satisfying the fifteen- year and five-year holding requirements, Portfolio Director will be deemed to have been issued on the same date as the Impact Contract, or certificate thereunder, but no earlier than January 1, 1982. Only Purchase Payments exchanged into Portfolio Director which were made within three years before the date of exchange will be treated as Purchase Payments under Portfolio Director for purposes of calculating the surrender charge. Exchanged payments will be deemed to have been made under Portfolio Director on the date they were made to Impact Contracts for purposes of calculating the surrender charge under Portfolio Director.

   Other Charges. Under Impact Contracts, a $30 annual charge is assessed once a year to cover administrative expenses. The charge may, with prior regulatory approval if required, be increased or decreased. In addition, a daily charge is made at an annual rate of 1% of the net asset value allocable to the Impact Contracts to cover administrative expenses (other than those covered by the annual charge) and mortality risks assumed by the Company. For Portfolio Director, a quarterly account maintenance charge of $3.75 is assessed for each calendar quarter during the Purchase Period during which any Variable Account Option Account Value is credited to a Participant's Account. The fee is to reimburse the Company for some of the administrative expenses associated with the Variable Account Options. No fee is assessed for any calendar quarter if the Account Value is credited only to the Fixed Account Options throughout the quarter. Such fee begins immediately if an exchange is made into any Variable Account Option offered under Portfolio Director. The fee may also be reduced or waived by the Company on Portfolio Director if the administrative expenses are expected to be lower for that Contract. To cover expenses not covered by the account maintenance charge and to compensate the Company for assuming mortality risks and administration and distribution expenses under Portfolio Director, an additional daily charge with an annualized rate of 0.75% to 1.25% (or lower amounts during the Purchase Period for different series of Portfolio Director), depending upon the Variable Account Options selected, if any, on the daily net asset value of the Separate Account is attributable to Portfolio Director.

   Investment Options. Under the Impact Contract five Divisions of Separate Account A are available as variable investment alternatives, each investing in shares of a different underlying fund of VALIC Company I. Under Portfolio Director, approximately 60 Divisions of VALIC Separate Account A are available, which Divisions invest in different investment portfolios of VALIC Company I, VALIC Company II, and several other public mutual fund portfolios. Three fixed investment options are also available.

   Annuity Options. Annuity options under Impact Contracts provide for payments on a fixed or variable basis, or a combination of both. The Impact Contract permits annuity payments for a designated period of 1 to 15 years. Under an Impact Contract, the designated period option may, subject to adverse tax consequences, be commuted at any time for its remaining value. Portfolio Director permits Payout Payments for a designated period of between 5 and 30 years. Impact Contracts and Portfolio Director both provide for "betterment of rates." Under this provision, Payout Payments for fixed annuities will be based on mortality tables then being used by the Company, if more favorable to the Annuitant than those included in the Contract.

--------------------------------------------------------------------------------
                        CALCULATION OF SURRENDER CHARGE
--------------------------------------------------------------------------------

   The surrender charge is discussed in the prospectus under "Fees and Charges--Surrender Charge." Examples of calculation of the surrender charge upon total and partial surrender are set forth below.

              Illustration of Surrender Charge on Total Surrender

                              Transaction History

Date                              Transaction                          Amount
----      -----------------------------------------------------------  -------
2/1/05    Purchase Payment                                             $10,000
2/1/06    Purchase Payment                                             $ 5,000
2/1/07    Purchase Payment                                             $15,000
2/1/08    Purchase Payment                                             $ 2,000
7/1/08    Total Purchase Payments (Assumes                             $32,000
          Account Value is $38,000)                                            $32,000
12/31/09  Full Surrender

Surrender Charge is lesser of (a) or (b):

a.Surrender Charge calculated on 36 months of Purchase Payments
   1. Surrender Charge against Purchase Payment of 2/1/05                         $     0
   2. Surrender Charge against Purchase Payment of 2/1/06 (0.05 X $5,000)         $   250
   3. Surrender Charge against Purchase Payment of 2/1/07 (0.05 X $15,000)        $   750
   4. Surrender Charge against Purchase Payment of 2/1/08 (0.05 X $2,000)         $   100
   Surrender Charge based on Purchase Payments (1+2+3+4)                          $ 1,100

b.Surrender charge calculated on the excess over 10% of the Account Value at the time of surrender:

   Account Value at time of surrender                                             $38,000
   Less 10% not subject to surrender charge                                        -3,800
                                                                                  -------
   Subject to surrender charge                                                     34,200
                                                                                  X   .05
                                                                                  -------
   Surrender Charge based on Account Value                                        $ 1,710 $1,710
   Surrender Charge is the lesser of a or b                                               $1,100
                                                                                          ------

Illustration of Surrender Charge on a 10% Partial Surrender Followed by a Full
                                   Surrender

               Transaction History (Assumes No Interest Earned)

Date                                      Transaction                                    Amount
----    -------------------------------------------------------------------------------  ------
2/1/05  Purchase Payment                                                                 $4,000
2/1/06  Purchase Payment                                                                      0
2/1/07  Purchase Payment                                                                      0
2/1/08  Purchase Payment                                                                  1,000
7/1/08  Partial Surrender
        (Assumes Account Value is $10,000)                                                2,500

a. Since this is the first partial surrender in this Participant Year, calculate the excess over 10% of the value of the Purchase Units.

   10% of $10,000=$1,000.

b. The Account Value upon which Surrender Charge on the Full Surrender may be calculated (levied) is $2,500 -$1,000=$1,500.

c. Since only $1,000 has been paid in Purchase Payments in the 36 months prior to the Full Surrender, the charge can only be calculated on $1,000. Thus, the charge is $1,000 X (0.05)=$50.00.

--------------------------------------------------------------------------------
                              PURCHASE UNIT VALUE
--------------------------------------------------------------------------------

   Purchase Unit value is discussed in the prospectus under "Purchase Period." The Purchase Unit value for a Division is calculated as shown below:

Step 1: Calculate the gross investment rate:

    Gross Investment Rate
=   (equals)
    The Division's investment income and capital gains and losses (whether realized or unrealized) on that day from the assets attributable to the Division.
/   (divided by)
    The value of the Division for the immediately preceding day on which the values are calculated.

We calculate the gross investment rate as of 4:00 p.m. Eastern time on each business day when the Exchange is open.

Step 2: Calculate net investment rate for any day as follows:

    Net Investment Rate
=   (equals)
    Gross Investment Rate (calculated in Step 1)
-   (minus)
    Separate Account charges.

Step 3: Determine Purchase Unit Value for that day.

    Purchase Unit Value for that day.
=   (equals)
    Purchase Unit Value for immediate preceding day.
X   (multiplied by)
    Net Investment Rate (as calculated in Step 2) plus 1.00.

   The following illustrations show a calculation of new Purchase Unit value and the purchase of Purchase Units (using hypothetical examples):

              Illustration of Calculation of Purchase Unit Value

1. Purchase Unit value, beginning of period............................................... $ 1.800000
2. Value of Fund share, beginning of period...............................................  21.200000
3. Change in value of Fund share..........................................................    .500000
4. Gross investment return (3)x(2)........................................................    .023585
5. Daily separate account fee............................................................. $  .000027
6. Net investment return (4)-(5)..........................................................    .023558
                                                                                           ----------
7. Net investment factor 1.000000+(6)$....................................................   1.023558
                                                                                           ----------
8. Purchase Unit value, end of period (1)x(7)$............................................   1.842404
                                                                                           ----------

  Illustration of Purchase of Purchase Units (Assuming No State Premium Tax)

1. First Periodic Purchase Payment........................................................ $  100.00
2. Purchase Unit value on effective date of purchase (see Example 3)...................... $1.800000
3. Number of Purchase Units purchased (1) divided by (2)..................................    55.556
4. Purchase Unit value for valuation date following purchase (See Example 3).............. $1.842404
                                                                                           ---------
5. Value of Purchase Units in account for valuation date following purchase (3) X (4)      $  102.36
                                                                                           ---------

--------------------------------------------------------------------------------
                                PAYOUT PAYMENTS
--------------------------------------------------------------------------------

Assumed Investment Rate

   The discussion concerning the amount of Payout Payments which follows this section is based on an Assumed Investment Rate of 3 1/2% per annum. However, the Company will permit each Annuitant choosing a variable payout option to select an Assumed Investment Rate permitted by state law or regulations other than the 3 1/2% rate described in this prospectus as follows: 4 1/2% or 5% per annum. The foregoing Assumed Investment Rates are used merely in order to determine the first monthly payment per thousand dollars of value. It should not be inferred that such rates will bear any relationship to the actual net investment experience of VALIC Separate Account A.

Amount of Payout Payments

   The amount of the first variable Payout Payment to the Annuitant will depend on the amount of the Account Value applied to effect the variable payout as of the tenth day immediately preceding the date Payout Payments commence, the amount of any premium tax owed, the payout option selected, and the age of the Annuitant.

   The Contracts contain tables indicating the dollar amount of the first payout payment under each payout option for each $1,000 of Account Value (after the deduction for any premium tax) at various ages. These tables are based upon the Annuity 2000 Table (promulgated by the Society of Actuaries) and an Assumed Investment Rate of 3 1/2%, 4% and 5% per annum (3 1/2% in the group Contract).

   The portion of the first monthly variable Payout Payment derived from a Division of VALIC Separate Account A is divided by the Payout Unit value for that Division (calculated ten days prior to the date of the first monthly payment) to determine the number of Payout Units in each Division represented by the payment. The number of such units will remain fixed during the Payout Period, assuming the Annuitant makes no transfers of Payout Units to provide Payout Units under another Division or to provide a fixed Payout Payment.

   In any subsequent month, the dollar amount of the variable payout payment derived from each Division is determined by multiplying the number of Payout Units in that Division by the value of such Payout Unit on the tenth day preceding the due date of such payment. The Payout Unit value will increase or decrease in proportion to the net investment return of the Division or Divisions underlying the variable payout since the date of the previous Payout Payment, less an adjustment to neutralize the 3 1/2% or other Assumed Investment Rate referred to above.

   Therefore, the dollar amount of variable Payout Payments after the first year will vary with the amount by which the net investment return is greater or less than 3 1/2% per annum. For example, if a Division has a cumulative net investment return of 5% over a one year period, the first Payout Payment in the next year will be approximately 1 1/2 percentage points greater than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the Division. If such net investment return is 1% over a one year period, the first Payout Payment in the next year will be approximately 2 1/2 percentage points less than the payment on the same date in the preceding year, and subsequent payments will continue to vary with the investment experience of the applicable Division.

   Each deferred Contract provides that, when fixed Payout Payments are to be made under one of the first four payout options, the monthly payment to the Annuitant will not be less than the monthly payment produced by the then current settlement option rates, which will not be less than the rates used for a currently issued single payment immediate annuity contract. The purpose of this provision is to assure the Annuitant that, at retirement, if the fixed payout purchase rates then required by the Company for new single payment immediate annuity contracts are significantly more favorable than the annuity rates guaranteed by a Contract, the Annuitant will be given the benefit of the new annuity rates.

Payout Unit Value

   The value of a Payout Unit is calculated at the same time that the value of a Purchase Unit is calculated and is based on the same values for Fund shares and other assets and liabilities. (See "Purchase Period" in the prospectus.) The calculation of Payout Unit value is discussed in the prospectus under "Payout Period."

   The following illustrations show, by use of hypothetical examples, the method of determining the Payout Unit value and the amount of variable annuity payments.

               Illustration of Calculation of Payout Unit Value

Example:

1. Payout Unit value, beginning of period                                        $ .980000
2. Net investment factor for Period (see Example 3)                               1.023558
3. Daily adjustments for 3 1/2% Assumed Investment Rate                            .999906
4. (2)x(3)                                                                        1.023462
5. Payout Unit value, end of period (1) X (4)                                    $1.002993

                        Illustration of Payout Payments

Example: Annuitant age 65, Life Annuity with 120 Payments Certain

1. Number of Purchase Units at Payout Date                                        10,000.00
2. Purchase Unit value (see Example 3)                                           $ 1.800000
3. Account Value of Contract (1) X (2)                                           $18,000.00
4. First monthly Payout Payment per $1,000 of Account Value                      $     6.57
5. First monthly Payout Payment (3) X (4) divided by 1,000                       $   118.26
6. Payout Unit value (see Example 8)                                             $  .980000
7. Number of Payout Units (5) divided by (6)                                     $  120.673
8. Assume Payout Unit value for second month equal to                            $  .997000
9. Second monthly Payout Payment (7) X (8)                                       $   120.31
10. Assume Payout Unit value for third month equal to                            $  .953000
11. Third monthly Payout Payment (7) X (10)                                      $   115.00

--------------------------------------------------------------------------------
                  DISTRIBUTION OF VARIABLE ANNUITY CONTRACTS
--------------------------------------------------------------------------------

   The Company has qualified or intends to qualify the Contracts for sale in all fifty states and the District of Columbia.

   The Contracts are no longer offered to new plans but may available to participants in plans with an existing Contract. Previously, the Contracts were sold in a continuous offering by licensed insurance agents who are registered representatives of broker-dealers that are members of the Financial Industry Regulatory Authority ("FINRA").


   AIG Capital Services, Inc. ("Distributor") is the distributor for VALIC Separate Account A. Distributor, an affiliate of the Company, is located at 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367. The Distributor is a Delaware corporation and a member of FINRA.


   VALIC no longer pays commissions to financial advisors for sales or subsequent Purchase Payments made into the Contracts. The commissions, which were paid by the Company, did not result in any charge to Contract Owners or to VALIC Separate Account A, in addition to the charges described under "Fees and Charges" in the prospectus.

   Pursuant to its underwriting agreement with the Distributor and VALIC Separate Account A, the Company reimburses the Distributor for reasonable sales expenses, including overhead expenses. The Company has not paid any sales commissions with respect to sales of the Contract for the past three fiscal years ended December 31.

--------------------------------------------------------------------------------
                                    EXPERTS
--------------------------------------------------------------------------------

   PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for The Variable Annuity Life Insurance Company Separate Account A, The Variable Annuity Life Insurance Company ("VALIC"), and American Home Assurance Company.

   You may obtain a free copy of these financial statements if you write us at our Home Office, located at 2929 Allen Parkway, Houston, Texas, 77019 or call us at 1-800-448-2542. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

   The following financial statements are included in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:


 - Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A for the year ended December 31, 2016;

 - Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company for the years ended December 31, 2016, 2015 and 2014; and

 - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2016, 2015 and 2014.


--------------------------------------------------------------------------------
                       COMMENTS ON FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


   The financial statements of The Variable Annuity Life Insurance Company should be considered only as bearing upon the ability of the Company to meet its obligations under the Contracts, which include death benefits, and its assumption of the mortality and expense risks.


   Divisions One, Two, Four, Five, and Ten are the only Divisions available under the Contracts described in the prospectus and SAI.


   You should only consider the statutory financial statements of American Home that we include in the SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee with respect to Contracts with a date of issue of December 29, 2006 or earlier.

(C) 2017 American International Group, Inc.


All Rights Reserved.

                                                             Separate Account A
                                    The Variable Annuity Life Insurance Company

                                                                           2016

                                                                  Annual Report

                                                              December 31, 2016

            Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Variable Annuity Life Insurance Company and the Contract Owners of The Variable Annuity Life Insurance Company Separate Account A

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts of The Variable Annuity Life Insurance Company Separate Account A sponsored by The Variable Annuity Life Insurance Company, as indicated in Note 1, as of December 31, 2016, the results of each of their operations and changes in net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of The Variable Annuity Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the mutual fund companies and transfer agents, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
Houston, Texas
April 24, 2017

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

--------------------------------------------------------------------------------

                                                                                   Contract   Contract     Net Assets
                                                        Due from (to)              Owners -   Owners -   Attributable to
                                         Investments at    General                 Annuity  Accumulation Contract Owner
Sub-accounts                               Fair Value   Account, Net   Net Assets  Reserves   Reserves      Reserves
------------                             -------------- ------------- ------------ -------- ------------ ---------------
American Beacon Holland Large Cap
  Growth Fund I Investor                  $ 57,405,527    $ (3,460)   $ 57,402,067 $  9,813 $ 57,392,254  $ 57,402,067
AST Capital Appreciation Portfolio
  Class 3                                      868,788          --         868,788       --      868,788       868,788
AST Government and Quality Bond
  Portfolio Class 3                          1,428,187          --       1,428,187       --    1,428,187     1,428,187
AST SA BlackRock Multi-Asset Income
  Portfolio Class 3                             95,603          --          95,603       --       95,603        95,603
AST Natural Resources Portfolio Class 3         13,477          --          13,477       --       13,477        13,477
Ariel Appreciation Fund Investor Class     415,598,586     (38,284)    415,560,302  371,235  415,189,067   415,560,302
Ariel Fund Investor Class                  438,287,084     (45,608)    438,241,476  181,032  438,060,444   438,241,476
FTVIP Franklin Founding Funds
  Allocation VIP Fund Class 2                    3,499          --           3,499       --        3,499         3,499
FTVIP Franklin Income VIP Fund Class 2         645,658          --         645,658       --      645,658       645,658
Goldman Sachs VIT Government Money
  Market Fund Service Class                    175,364          --         175,364       --      175,364       175,364
Invesco V.I. Balanced-Risk Commodity
  Strategy Fund Class R5                   195,156,787     (40,497)    195,116,290   43,576  195,072,714   195,116,290
Invesco V.I. Comstock Fund Series II           931,540          --         931,540       --      931,540       931,540
Invesco V.I. Growth and Income Fund
  Series II                                  1,088,719          --       1,088,719       --    1,088,719     1,088,719
Lord Abbett Fund Growth and Income
  Portfolio Class VC                            91,268          --          91,268       --       91,268        91,268
SST Allocation Balanced Portfolio
  Class 3                                      491,121          --         491,121       --      491,121       491,121
SST Allocation Growth Portfolio Class 3        506,053          --         506,053       --      506,053       506,053
SST Allocation Moderate Growth
  Portfolio Class 3                            739,763          --         739,763       --      739,763       739,763
SST Allocation Moderate Portfolio
  Class 3                                      803,369          --         803,369       --      803,369       803,369
SST Real Return Portfolio Class 3              515,635          --         515,635       --      515,635       515,635
SunAmerica 2020 High Watermark Fund
  Class I                                    7,335,005      (2,227)      7,332,778       --    7,332,778     7,332,778
SAST Aggressive Growth Portfolio Class 3        74,893          --          74,893       --       74,893        74,893
SAST SA AB Growth Portfolio Class 3            222,745          --         222,745       --      222,745       222,745
SAST American Funds Asset Allocation
  Portfolio Class 3                          2,808,498          --       2,808,498       --    2,808,498     2,808,498
SAST American Funds Global Growth
  Portfolio Class 3                            617,828          --         617,828       --      617,828       617,828
SAST American Funds Growth Portfolio
  Class 3                                      520,813          --         520,813       --      520,813       520,813
SAST American Funds Growth-Income
  Portfolio Class 3                            967,240          --         967,240       --      967,240       967,240
SAST Balanced Portfolio Class 3                595,830          --         595,830       --      595,830       595,830
SAST BlackRock VCP Global Multi-Asset
  Portfolio Class 3                         11,580,535          --      11,580,535       --   11,580,535    11,580,535
SAST Blue Chip Growth Portfolio Class 3        518,139          --         518,139       --      518,139       518,139
SAST Capital Growth Portfolio Class 3          420,253          --         420,253       --      420,253       420,253
SAST Corporate Bond Portfolio Class 3        2,115,527          --       2,115,527       --    2,115,527     2,115,527
SAST Dogs of Wall Street Portfolio
  Class 3                                    1,320,918          --       1,320,918       --    1,320,918     1,320,918
SAST Dynamic Allocation Portfolio
  Class 3                                   43,002,007          --      43,002,007       --   43,002,007    43,002,007
SAST Dynamic Strategy Portfolio Class 3     35,910,454          --      35,910,454       --   35,910,454    35,910,454
SAST Emerging Markets Portfolio Class 3        189,777          --         189,777       --      189,777       189,777
SAST Equity Opportunities Portfolio
  Class 3                                      889,133          --         889,133       --      889,133       889,133
SAST Foreign Value Portfolio Class 3           408,274          --         408,274       --      408,274       408,274
SAST Global Bond Portfolio Class 3             938,530          --         938,530       --      938,530       938,530
SAST Global Equities Portfolio Class 3           1,800          --           1,800       --        1,800         1,800
SAST Growth Opportunities Portfolio
  Class 3                                       28,621          --          28,621       --       28,621        28,621
SAST Growth-Income Portfolio Class 3         1,066,113          --       1,066,113       --    1,066,113     1,066,113
SAST High-Yield Bond Portfolio Class 3         330,929          --         330,929       --      330,929       330,929
SAST International Diversified Equities
  Portfolio Class 3                            508,712          --         508,712       --      508,712       508,712
SAST International Growth and Income
  Portfolio Class 3                             91,918          --          91,918       --       91,918        91,918
SAST SA MFS Massachusetts Investors
  Trust Portfolio Class 3                      981,427          --         981,427       --      981,427       981,427
SAST SA MFS Total Return Bond Portfolio
  Class 3                                      480,060          --         480,060       --      480,060       480,060
SAST Mid-Cap Growth Portfolio Class 3           67,576          --          67,576       --       67,576        67,576
SAST Real Estate Portfolio Class 3              53,937          --          53,937       --       53,937        53,937
SAST SA Janus Focused Growth Portfolio
  Class 3                                      256,997          --         256,997       --      256,997       256,997
SAST SA JPMorgan MFS Core Bond
  Portfolio Class 3                          2,067,602          --       2,067,602       --    2,067,602     2,067,602
SAST SA Legg Mason BW Large Cap Value
  Portfolio Class 3                            636,897          --         636,897       --      636,897       636,897
SAST Schroder's VCP Global Allocation
  Portfolio Class 3                          6,003,699          --       6,003,699       --    6,003,699     6,003,699
SAST Small & Mid Cap Value Portfolio
  Class 3                                      342,554          --         342,554       --      342,554       342,554
SAST Small Company Value Portfolio
  Class 3                                      257,984          --         257,984       --      257,984       257,984
SAST SA T. Rowe Price VCP Balanced
  Portfolio Class 3                          9,423,063          --       9,423,063       --    9,423,063     9,423,063
SAST Technology Portfolio Class 3               66,469          --          66,469       --       66,469        66,469
SAST Telecom Utility Portfolio Class 3          39,868          --          39,868       --       39,868        39,868
SAST Ultra Short Bond Portfolio Class 3        209,133          (2)        209,131       --      209,131       209,131
SAST VCP Managed Asset Allocation SAST
  Portfolio Class 3                         20,214,005          --      20,214,005       --   20,214,005    20,214,005
SAST VCP Total Return Balanced
  Portfolio Class 3                         14,441,076          --      14,441,076       --   14,441,076    14,441,076
SAST VCP Value Portfolio Class 3             9,879,362          --       9,879,362       --    9,879,362     9,879,362
T. Rowe Price Retirement 2015 Advisor
  Class                                      5,915,331        (252)      5,915,079       --    5,915,079     5,915,079
T. Rowe Price Retirement 2020 Advisor
  Class                                     13,545,462        (911)     13,544,551       --   13,544,551    13,544,551
T. Rowe Price Retirement 2025 Advisor
  Class                                     10,234,131      (1,393)     10,232,738       --   10,232,738    10,232,738
T. Rowe Price Retirement 2030 Advisor
  Class                                     10,377,800      (1,444)     10,376,356       --   10,376,356    10,376,356
T. Rowe Price Retirement 2035 Advisor
  Class                                      8,105,738      (1,504)      8,104,234       --    8,104,234     8,104,234
T. Rowe Price Retirement 2040 Advisor
  Class                                      7,648,046      (1,235)      7,646,811       --    7,646,811     7,646,811
T. Rowe Price Retirement 2045 Advisor
  Class                                      4,520,609      (1,521)      4,519,088       --    4,519,088     4,519,088

--------------------------------------------------------------------------------
                                       2

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2016

--------------------------------------------------------------------------------

                                                        Due from (to)               Contract    Contract      Net Assets
                                                          Company's                 Owners -    Owners -    Attributable to
                                         Investments at    General                  Annuity   Accumulation  Contract Owner
Sub-accounts                               Fair Value   Account, Net   Net Assets   Reserves    Reserves       Reserves
------------                             -------------- ------------- ------------- --------- ------------- ---------------
T. Rowe Price Retirement 2050 Advisor
  Class                                      3,066,228        (845)       3,065,383        --     3,065,383      3,065,383
T. Rowe Price Retirement 2055 Advisor
  Class                                      1,194,789        (468)       1,194,321        --     1,194,321      1,194,321
T. Rowe Price Retirement 2060 Advisor
  Class                                        742,926        (276)         742,650        --       742,650        742,650
Vanguard LifeStrategy Conservative
  Growth Fund Inv Shares                    87,075,581     (11,090)      87,064,491        --    87,064,491     87,064,491
Vanguard LifeStrategy Growth Fund Inv
  Shares                                   218,372,189     (28,104)     218,344,085    11,965   218,332,120    218,344,085
Vanguard LifeStrategy Moderate Growth
  Fund Inv Shares                          226,296,617     (32,235)     226,264,382     9,296   226,255,086    226,264,382
Vanguard Long-Term Investment-Grade
  Fund Inv Shares                          293,384,242     (21,586)     293,362,656     6,812   293,355,844    293,362,656
Vanguard Long-Term Treasury Fund Inv
  Shares                                   241,641,008     (32,451)     241,608,557    53,542   241,555,015    241,608,557
Vanguard Wellington Fund Inv Shares      1,819,119,626    (172,774)   1,818,946,852 9,658,165 1,809,288,687  1,818,946,852
Vanguard Windsor II Fund Inv Shares      1,694,896,986    (180,982)   1,694,716,004   533,113 1,694,182,891  1,694,716,004
VALIC Company I Asset Allocation Fund      160,443,065     (23,120)     160,419,945    98,766   160,321,179    160,419,945
VALIC Company I Blue Chip Growth Fund      556,884,210     (74,451)     556,809,759    49,301   556,760,458    556,809,759
VALIC Company I Broad Cap Value Fund        46,791,482      (3,788)      46,787,694        --    46,787,694     46,787,694
VALIC Company I Capital Conservation
  Fund                                     144,474,866     (15,643)     144,459,223   152,250   144,306,973    144,459,223
VALIC Company I Core Equity Fund           237,016,393     (58,265)     236,958,128   205,147   236,752,981    236,958,128
VALIC Company I Dividend Value Fund        675,670,151     (72,356)     675,597,795   134,857   675,462,938    675,597,795
VALIC Company I Dynamic Allocation Fund    241,278,262      (9,939)     241,268,323        --   241,268,323    241,268,323
VALIC Company I Emerging Economies Fund    614,932,260     (88,376)     614,843,884    62,511   614,781,373    614,843,884
VALIC Company I Foreign Value Fund         752,865,615    (105,731)     752,759,884    81,168   752,678,716    752,759,884
VALIC Company I Global Real Estate Fund    327,704,584     (52,654)     327,651,930     2,857   327,649,073    327,651,930
VALIC Company I Global Social Awareness
  Fund                                     382,728,214     (42,859)     382,685,355   298,279   382,387,076    382,685,355
VALIC Company I Global Strategy Fund       406,497,906     (42,583)     406,455,323   156,424   406,298,899    406,455,323
VALIC Company I Government Money Market
  I Fund                                   324,122,172    (117,247)     324,004,925    17,355   323,987,570    324,004,925
VALIC Company I Government Securities
  Fund                                     109,572,786      11,080      109,583,866    92,166   109,491,700    109,583,866
VALIC Company I Growth & Income Fund       105,075,666     (15,371)     105,060,295    62,539   104,997,756    105,060,295
VALIC Company I Growth Fund                867,033,980    (130,124)     866,903,856   279,895   866,623,961    866,903,856
VALIC Company I Health Sciences Fund       671,883,695     (70,749)     671,812,946   121,292   671,691,654    671,812,946
VALIC Company I Inflation Protected Fund   412,343,451     (45,826)     412,297,625   110,601   412,187,024    412,297,625
VALIC Company I International Equities
  Index Fund                               871,211,793     (71,366)     871,140,427   115,907   871,024,520    871,140,427
VALIC Company I International
  Government Bond Fund                     181,862,703     (16,736)     181,845,967    29,918   181,816,049    181,845,967
VALIC Company I International Growth
  Fund                                     368,142,136     (47,135)     368,095,001   360,597   367,734,404    368,095,001
VALIC Company I Large Cap Core Fund        142,999,073     (26,247)     142,972,826     9,936   142,962,890    142,972,826
VALIC Company I Large Capital Growth
  Fund                                     368,116,668     (74,683)     368,041,985    99,962   367,942,023    368,041,985
VALIC Company I Mid Cap Index Fund       3,198,726,668    (277,980)   3,198,448,688 1,576,778 3,196,871,910  3,198,448,688
VALIC Company I Mid Cap Strategic
  Growth Fund                              230,137,000     (43,417)     230,093,583    47,911   230,045,672    230,093,583
VALIC Company I Nasdaq-100 Index Fund      299,042,701     (28,023)     299,014,678    49,600   298,965,078    299,014,678
VALIC Company I Science & Technology
  Fund                                     920,532,883    (157,997)     920,374,886   743,607   919,631,279    920,374,886
VALIC Company I Small Cap Aggressive
  Growth Fund                              106,763,668     (11,668)     106,752,000     9,795   106,742,205    106,752,000
VALIC Company I Small Cap Fund             315,062,948     (42,613)     315,020,335   254,486   314,765,849    315,020,335
VALIC Company I Small Cap Index Fund     1,057,008,030    (134,361)   1,056,873,669   610,702 1,056,262,967  1,056,873,669
VALIC Company I Small Cap Special
  Values Fund                              245,488,547     (20,839)     245,467,708    95,756   245,371,952    245,467,708
VALIC Company I Small Mid Growth Fund       99,392,886     (12,792)      99,380,094     9,692    99,370,402     99,380,094
VALIC Company I Stock Index Fund         3,985,623,401    (325,452)   3,985,297,949 4,706,673 3,980,591,276  3,985,297,949
VALIC Company I Value Fund                  91,309,137      (8,857)      91,300,280     4,139    91,296,141     91,300,280
VALIC Company II Aggressive Growth
  Lifestyle Fund                           530,559,662     (72,643)     530,487,019    64,881   530,422,138    530,487,019
VALIC Company II Capital Appreciation
  Fund                                      36,512,318      (3,152)      36,509,166        --    36,509,166     36,509,166
VALIC Company II Conservative Growth
  Lifestyle Fund                           323,785,078     (36,710)     323,748,368   384,432   323,363,936    323,748,368
VALIC Company II Core Bond Fund            892,839,589     (42,095)     892,797,494    10,704   892,786,790    892,797,494
VALIC Company II Government Money
  Market II Fund                           134,171,318     (18,308)     134,153,010    26,034   134,126,976    134,153,010
VALIC Company II High Yield Bond Fund      449,327,380     (42,855)     449,284,525    14,172   449,270,353    449,284,525
VALIC Company II International
  Opportunities Fund                       504,194,939     (68,645)     504,126,294    69,391   504,056,903    504,126,294
VALIC Company II Large Cap Value Fund      204,011,141     (31,124)     203,980,017        --   203,980,017    203,980,017
VALIC Company II Mid Cap Growth Fund       100,702,141     (25,191)     100,676,950    14,937   100,662,013    100,676,950
VALIC Company II Mid Cap Value Fund        919,421,721     (75,034)     919,346,687   155,636   919,191,051    919,346,687
VALIC Company II Moderate Growth
  Lifestyle Fund                           843,044,442    (109,073)     842,935,369    51,651   842,883,718    842,935,369
VALIC Company II Small Cap Growth Fund      75,443,738      (8,479)      75,435,259     7,677    75,427,582     75,435,259
VALIC Company II Small Cap Value Fund      502,317,010     (62,652)     502,254,358   154,153   502,100,205    502,254,358
VALIC Company II Socially Responsible
  Fund                                     734,153,070     (60,660)     734,092,410    40,945   734,051,465    734,092,410
VALIC Company II Strategic Bond Fund       585,313,522     (50,473)     585,263,049   140,542   585,122,507    585,263,049

--------------------------------------------------------------------------------
                                       3

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2016

--------------------------------------------------------------------------------

                                                                        Net Asset
                                                                        Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares     Share       Value           Held      Level*
------------                                                 ---------- --------- -------------- -------------- ------
American Beacon Holland Large Cap Growth Fund I Investor      2,371,149  $24.21    $ 57,405,527   $ 53,589,940    1
AST Capital Appreciation Portfolio Class 3                       24,219   35.87         868,788        939,401    1
AST Government and Quality Bond Portfolio Class 3                96,299   14.83       1,428,187      1,477,194    1
AST SA BlackRock Multi-Asset Income Portfolio Class 3            15,416    6.20          95,603        106,966    1
AST Natural Resources Portfolio Class 3                             741   18.19          13,477         12,115    1
Ariel Appreciation Fund Investor Class                        8,835,004   47.04     415,598,586    395,844,520    1
Ariel Fund Investor Class                                     6,813,106   64.33     438,287,084    314,762,875    1
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2           494    7.08           3,499          3,417    1
FTVIP Franklin Income VIP Fund Class 2                           41,980   15.38         645,658        604,798    1
Goldman Sachs VIT Government Money Market Fund Service Class    175,364    1.00         175,364        175,364    1
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  28,699,527    6.80     195,156,787    241,741,507    1
Invesco V.I. Comstock Fund Series II                             50,029   18.62         931,540        882,593    1
Invesco V.I. Growth and Income Fund Series II                    51,794   21.02       1,088,719      1,041,398    1
Lord Abbett Fund Growth and Income Portfolio Class VC             2,486   36.72          91,268         78,826    1
SST Allocation Balanced Portfolio Class 3                        47,369   10.37         491,121        521,100    1
SST Allocation Growth Portfolio Class 3                          39,810   12.71         506,053        499,012    1
SST Allocation Moderate Growth Portfolio Class 3                 68,867   10.74         739,763        862,223    1
SST Allocation Moderate Portfolio Class 3                        75,196   10.68         803,369        833,821    1
SST Real Return Portfolio Class 3                                53,604    9.62         515,635        513,750    1
SunAmerica 2020 High Watermark Fund Class I                     840,085    8.73       7,335,005      7,986,289    1
SAST Aggressive Growth Portfolio Class 3                          4,474   16.74          74,893         64,630    1
SAST SA AB Growth Portfolio Class 3                               6,226   35.77         222,745        241,449    1
SAST American Funds Asset Allocation Portfolio Class 3          214,437   13.10       2,808,498      2,911,267    1
SAST American Funds Global Growth Portfolio Class 3              55,430   11.15         617,828        686,562    1
SAST American Funds Growth Portfolio Class 3                     45,115   11.54         520,813        583,308    1
SAST American Funds Growth-Income Portfolio Class 3              78,991   12.24         967,240      1,014,840    1
SAST Balanced Portfolio Class 3                                  31,516   18.91         595,830        600,625    1
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3       1,109,931   10.43      11,580,535     11,685,225    1
SAST Blue Chip Growth Portfolio Class 3                          49,239   10.52         518,139        509,501    1
SAST Capital Growth Portfolio Class 3                            31,207   13.47         420,253        415,657    1
SAST Corporate Bond Portfolio Class 3                           160,025   13.22       2,115,527      2,145,167    1
SAST Dogs of Wall Street Portfolio Class 3                       97,834   13.50       1,320,918      1,305,667    1
SAST Dynamic Allocation Portfolio Class 3                     3,517,575   12.22      43,002,007     42,506,247    1
SAST Dynamic Strategy Portfolio Class 3                       2,909,775   12.34      35,910,454     35,224,091    1
SAST Emerging Markets Portfolio Class 3                          28,926    6.56         189,777        188,482    1
SAST Equity Opportunities Portfolio Class 3                      44,439   20.01         889,133        841,701    1
SAST Foreign Value Portfolio Class 3                             28,632   14.26         408,274        414,366    1
SAST Global Bond Portfolio Class 3                               88,300   10.63         938,530        987,572    1
SAST Global Equities Portfolio Class 3                               95   18.90           1,800          1,745    1
SAST Growth Opportunities Portfolio Class 3                       3,993    7.17          28,621         31,542    1
SAST Growth-Income Portfolio Class 3                             32,812   32.49       1,066,113      1,015,357    1
SAST High-Yield Bond Portfolio Class 3                           57,932    5.71         330,929        326,015    1
SAST International Diversified Equities Portfolio Class 3        57,910    8.78         508,712        517,781    1
SAST International Growth and Income Portfolio Class 3           10,040    9.16          91,918         91,129    1
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3      48,497   20.24         981,427        999,138    1
SAST SA MFS Total Return Bond Portfolio Class 3                  25,549   18.79         480,060        464,765    1
SAST Mid-Cap Growth Portfolio Class 3                             4,718   14.32          67,576         81,362    1
SAST Real Estate Portfolio Class 3                                3,605   14.96          53,937         54,551    1
SAST SA Janus Focused Growth Portfolio Class 3                   23,598   10.89         256,997        279,096    1
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                239,967    8.74       2,067,602      2,122,787    1
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3          32,464   19.62         636,897        696,759    1
SAST Schroder's VCP Global Allocation Portfolio Class 3         554,839   10.82       6,003,699      5,971,109    1
SAST Small & Mid Cap Value Portfolio Class 3                     18,290   18.73         342,554        306,653    1
SAST Small Company Value Portfolio Class 3                       10,506   24.56         257,984        240,467    1
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3            882,234   10.68       9,423,063      9,333,181    1
SAST Technology Portfolio Class 3                                11,703    5.68          66,469         55,674    1
SAST Telecom Utility Portfolio Class 3                            2,922   13.64          39,868         40,834    1
SAST Ultra Short Bond Portfolio Class 3                          20,286   10.31         209,133        209,591    1
SAST VCP Managed Asset Allocation SAST Portfolio Class 3      1,571,087   12.87      20,214,005     19,580,323    1
SAST VCP Total Return Balanced Portfolio Class 3              1,298,237   11.12      14,441,076     13,931,563    1
SAST VCP Value Portfolio Class 3                                792,501   12.47       9,879,362      9,140,496    1
T. Rowe Price Retirement 2015 Advisor Class                     418,636   14.13       5,915,331      5,941,591    1
T. Rowe Price Retirement 2020 Advisor Class                     667,922   20.28      13,545,462     13,639,642    1
T. Rowe Price Retirement 2025 Advisor Class                     663,262   15.43      10,234,131     10,225,883    1
T. Rowe Price Retirement 2030 Advisor Class                     464,331   22.35      10,377,800     10,505,441    1
T. Rowe Price Retirement 2035 Advisor Class                     499,737   16.22       8,105,738      8,176,551    1
T. Rowe Price Retirement 2040 Advisor Class                     332,235   23.02       7,648,046      7,595,285    1

--------------------------------------------------------------------------------
                                       4

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 2016

--------------------------------------------------------------------------------

                                                                         Net Asset
                                                                         Value per Shares at Fair Cost of Shares
Sub-accounts                                                   Shares      Share       Value           Held      Level*
------------                                                 ----------- --------- -------------- -------------- ------
T. Rowe Price Retirement 2045 Advisor Class                      290,901   15.54       4,520,609      4,495,866    1
T. Rowe Price Retirement 2050 Advisor Class                      235,140   13.04       3,066,228      3,086,683    1
T. Rowe Price Retirement 2055 Advisor Class                       91,205   13.10       1,194,789      1,186,697    1
T. Rowe Price Retirement 2060 Advisor Class                       73,484   10.11         742,926        718,409    1
Vanguard LifeStrategy Conservative Growth Fund Inv Shares      4,722,103   18.44      87,075,581     83,433,304    1
Vanguard LifeStrategy Growth Fund Inv Shares                   7,563,983   28.87     218,372,189    162,638,612    1
Vanguard LifeStrategy Moderate Growth Fund Inv Shares          9,370,460   24.15     226,296,617    184,665,626    1
Vanguard Long-Term Investment-Grade Fund Inv Shares           29,163,149   10.06     293,384,242    306,892,685    1
Vanguard Long-Term Treasury Fund Inv Shares                   20,582,709   11.74     241,641,008    259,066,415    1
Vanguard Wellington Fund Inv Shares                           46,572,443   39.06   1,819,119,626  1,377,218,449    1
Vanguard Windsor II Fund Inv Shares                           48,232,697   35.14   1,694,896,986  1,185,878,991    1
VALIC Company I Asset Allocation Fund                         14,746,605   10.88     160,443,065    161,714,061    1
VALIC Company I Blue Chip Growth Fund                         34,503,359   16.14     556,884,210    374,350,831    1
VALIC Company I Broad Cap Value Fund                           2,993,697   15.63      46,791,482     39,681,231    1
VALIC Company I Capital Conservation Fund                     14,652,623    9.86     144,474,866    145,585,143    1
VALIC Company I Core Equity Fund                              10,952,698   21.64     237,016,393    108,296,626    1
VALIC Company I Dividend Value Fund                           52,745,523   12.81     675,670,151    607,673,515    1
VALIC Company I Dynamic Allocation Fund                       21,756,381   11.09     241,278,262    243,911,248    1
VALIC Company I Emerging Economies Fund                       90,564,398    6.79     614,932,260    678,984,244    1
VALIC Company I Foreign Value Fund                            77,855,803    9.67     752,865,615    596,707,829    1
VALIC Company I Global Real Estate Fund                       41,481,593    7.90     327,704,584    336,544,790    1
VALIC Company I Global Social Awareness Fund                  17,492,149   21.88     382,728,214    269,462,082    1
VALIC Company I Global Strategy Fund                          36,391,934   11.17     406,497,906    393,491,638    1
VALIC Company I Government Money Market I Fund               324,122,172    1.00     324,122,172    324,122,171    1
VALIC Company I Government Securities Fund                    10,269,240   10.67     109,572,786    111,715,788    1
VALIC Company I Growth & Income Fund                           5,282,839   19.89     105,075,666     63,371,191    1
VALIC Company I Growth Fund                                   61,754,557   14.04     867,033,980    723,036,444    1
VALIC Company I Health Sciences Fund                          34,884,927   19.26     671,883,695    624,695,777    1
VALIC Company I Inflation Protected Fund                      38,144,630   10.81     412,343,451    425,789,586    1
VALIC Company I International Equities Index Fund            137,632,195    6.33     871,211,793    868,475,058    1
VALIC Company I International Government Bond Fund            16,369,280   11.11     181,862,703    194,334,017    1
VALIC Company I International Growth Fund                     32,236,614   11.42     368,142,136    318,963,172    1
VALIC Company I Large Cap Core Fund                           12,643,596   11.31     142,999,073    146,208,451    1
VALIC Company I Large Capital Growth Fund                     29,855,366   12.33     368,116,668    295,789,366    1
VALIC Company I Mid Cap Index Fund                           114,526,555   27.93   3,198,726,668  2,091,003,446    1
VALIC Company I Mid Cap Strategic Growth Fund                 17,395,087   13.23     230,137,000    180,486,293    1
VALIC Company I Nasdaq-100 Index Fund                         27,921,821   10.71     299,042,701    203,381,404    1
VALIC Company I Science & Technology Fund                     40,409,696   22.78     920,532,883    534,582,972    1
VALIC Company I Small Cap Aggressive Growth Fund               9,431,419   11.32     106,763,668    115,498,298    1
VALIC Company I Small Cap Fund                                25,824,832   12.20     315,062,948    223,306,454    1
VALIC Company I Small Cap Index Fund                          49,788,414   21.23   1,057,008,030    658,427,977    1
VALIC Company I Small Cap Special Values Fund                 17,107,216   14.35     245,488,547    144,236,252    1
VALIC Company I Small Mid Growth Fund                          8,914,160   11.15      99,392,886     94,446,816    1
VALIC Company I Stock Index Fund                             111,454,793   35.76   3,985,623,401  2,642,077,697    1
VALIC Company I Value Fund                                     5,639,848   16.19      91,309,137     53,317,649    1
VALIC Company II Aggressive Growth Lifestyle Fund             50,100,063   10.59     530,559,662    482,207,728    1
VALIC Company II Capital Appreciation Fund                     2,309,445   15.81      36,512,318     27,118,185    1
VALIC Company II Conservative Growth Lifestyle Fund           27,486,000   11.78     323,785,078    333,560,781    1
VALIC Company II Core Bond Fund                               81,167,235   11.00     892,839,589    894,767,260    1
VALIC Company II Government Money Market II Fund             134,171,318    1.00     134,171,318    134,171,312    1
VALIC Company II High Yield Bond Fund                         58,582,448    7.67     449,327,380    442,563,304    1
VALIC Company II International Opportunities Fund             32,889,429   15.33     504,194,939    389,359,707    1
VALIC Company II Large Cap Value Fund                         10,200,557   20.00     204,011,141    122,966,851    1
VALIC Company II Mid Cap Growth Fund                          11,959,874    8.42     100,702,141    108,642,492    1
VALIC Company II Mid Cap Value Fund                           42,565,820   21.60     919,421,721    729,772,450    1
VALIC Company II Moderate Growth Lifestyle Fund               59,705,697   14.12     843,044,442    789,266,450    1
VALIC Company II Small Cap Growth Fund                         5,242,789   14.39      75,443,738     77,694,997    1
VALIC Company II Small Cap Value Fund                         32,055,967   15.67     502,317,010    416,569,070    1
VALIC Company II Socially Responsible Fund                    37,041,023   19.82     734,153,070    395,877,042    1
VALIC Company II Strategic Bond Fund                          52,400,494   11.17     585,313,522    572,644,504    1

* Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

--------------------------------------------------------------------------------
                                       5

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                          American                                  AST SA
                                                           Beacon                       AST        BlackRock
                                                        Holland Large AST Capital    Government   Multi-Asset AST Natural
                                                         Cap Growth   Appreciation  and Quality     Income     Resources
                                                           Fund I      Portfolio   Bond Portfolio  Portfolio   Portfolio
                                                          Investor      Class 3       Class 3       Class 3     Class 3
                                                        ------------- ------------ -------------- ----------- -----------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                             $        --    $     --     $   11,015    $  3,133     $   486
   Mortality and expense risk and administrative
     charges                                                (686,604)    (10,035)       (11,410)       (555)        (90)
   Reimbursements of expenses                                147,556          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
   Net investment income (loss)                             (539,048)    (10,035)          (395)      2,578         396
   Net realized gain (loss)                                2,766,089     (53,231)           135         (88)        124
   Capital gain distribution from mutual funds             1,472,119     116,842          6,414       8,576          --
   Change in unrealized appreciation (depreciation) of
     investments                                          (3,259,048)    (41,072)       (36,244)    (11,363)      1,362
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from operations            440,112      12,504        (30,090)       (297)      1,882
                                                         -----------    --------     ----------    --------     -------
From contract transactions:
   Payments received from contract owners                  1,427,523     495,957        789,834      95,576      12,975
   Payments for contract benefits or terminations         (4,614,537)     (5,718)       (16,193)         --        (150)
   Transfers between sub-accounts (including fixed
     account), net                                        (3,921,475)    (52,832)       365,305         587      (1,230)
   Contract maintenance charges                              (74,863)       (364)        (2,354)       (263)         --
   Adjustments to net assets allocated to contracts in
     payout period                                              (128)         --             --          --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from contract
  transactions                                            (7,183,480)    437,043      1,136,592      95,900      11,595
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets                         (6,743,368)    449,547      1,106,502      95,603      13,477
Net assets at beginning of period                         64,145,435     419,241        321,685          --          --
                                                         -----------    --------     ----------    --------     -------
Net assets at end of period                              $57,402,067    $868,788     $1,428,187    $ 95,603     $13,477
                                                         ===========    ========     ==========    ========     =======
Beginning units                                           36,402,733      18,110         26,489          --          --
Units issued                                                 919,900      26,158         93,963       8,457       1,774
Units redeemed                                            (5,056,403)     (7,356)        (3,123)        (24)       (170)
                                                         -----------    --------     ----------    --------     -------
Ending units                                              32,266,230      36,912        117,329       8,433       1,604
                                                         ===========    ========     ==========    ========     =======
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                             $        --    $     --     $    2,478    $     --     $    --
   Mortality and expense risk and administrative
     charges                                                (768,243)     (1,974)        (1,741)         --          --
   Reimbursements of expenses                                165,033          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
   Net investment income (loss)                             (603,210)     (1,974)           737          --          --
   Net realized gain (loss)                                4,149,707      (5,097)          (249)         --          --
   Capital gain distribution from mutual funds             6,662,809      33,153            704          --          --
   Change in unrealized appreciation (depreciation) of
     investments                                          (6,646,112)    (29,541)        (2,313)         --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from operations          3,563,194      (3,459)        (1,121)         --          --
                                                         -----------    --------     ----------    --------     -------
From contract transactions:
   Payments received from contract owners                  1,849,491     421,640        320,561          --          --
   Payments for contract benefits or terminations         (6,018,761)       (699)        (1,232)         --          --
   Transfers between sub-accounts (including fixed
     account), net                                        (2,360,905)      1,759          3,630          --          --
   Contract maintenance charges                              (78,405)         --           (153)         --          --
   Adjustments to net assets allocated to contracts in
     payout period                                                65          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets from contract
  transactions                                            (6,608,515)    422,700        322,806          --          --
                                                         -----------    --------     ----------    --------     -------
Increase (decrease) in net assets                         (3,045,321)    419,241        321,685          --          --
Net assets at beginning of period                         67,190,756          --             --          --          --
                                                         -----------    --------     ----------    --------     -------
Net assets at end of period                              $64,145,435    $419,241     $  321,685    $     --     $    --
                                                         ===========    ========     ==========    ========     =======
Beginning units                                           40,202,025          --             --          --          --
Units issued                                               1,749,425      19,333         28,787          --          --
Units redeemed                                            (5,548,717)     (1,223)        (2,298)         --          --
                                                         -----------    --------     ----------    --------     -------
Ending units                                              36,402,733      18,110         26,489          --          --
                                                         ===========    ========     ==========    ========     =======

--------------------------------------------------------------------------------
                                       6

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                          FTVIP                     Goldman
                                                                                         Franklin                  Sachs VIT
                                                            Ariel                        Founding       FTVIP      Government
                                                        Appreciation                      Funds        Franklin   Money Market
                                                        Fund Investor    Ariel Fund   Allocation VIP  Income VIP  Fund Service
                                                            Class      Investor Class  Fund Class 2  Fund Class 2    Class
                                                        -------------  -------------- -------------- ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                            $   2,649,339  $   1,248,998      $  124       $ 28,426    $       62
   Mortality and expense risk and administrative
     charges                                               (4,569,049)    (4,777,557)        (29)        (7,979)       (1,855)
   Reimbursements of expenses                                 954,239      1,018,274          --             --            --
                                                        -------------  -------------      ------       --------    ----------
   Net investment income (loss)                              (965,471)    (2,510,285)         95         20,447        (1,793)
   Net realized gain (loss)                                29,861,642     35,775,324          (1)           261            --
   Capital gain distribution from mutual funds             28,179,327     26,110,362         105             --            --
   Change in unrealized appreciation (depreciation) of
     investments                                          (14,278,808)    (2,674,305)         82         49,106            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from operations          42,796,690     56,701,096         281         69,814        (1,793)
                                                        -------------  -------------      ------       --------    ----------
From contract transactions:
   Payments received from contract owners                  16,365,142     12,866,684       3,211         52,482     1,057,859
   Payments for contract benefits or terminations         (32,100,346)   (31,562,540)         --        (23,357)           --
   Transfers between sub-accounts (including fixed
     account), net                                         14,040,496    (18,699,543)          7         76,480      (880,469)
   Contract maintenance charges                              (123,805)      (295,488)         --            (20)         (233)
   Adjustments to net assets allocated to contracts in
     payout period                                            (14,414)           518          --             --            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from contract
  transactions                                             (1,832,927)   (37,690,369)      3,218        105,585       177,157
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets                          40,963,763     19,010,727       3,499        175,399       175,364
Net assets at beginning of period                         374,596,539    419,230,749          --        470,259            --
                                                        -------------  -------------      ------       --------    ----------
Net assets at end of period                             $ 415,560,302  $ 438,241,476      $3,499       $645,658    $  175,364
                                                        =============  =============      ======       ========    ==========
Beginning units                                           126,206,611    139,623,723          --         37,745            --
Units issued                                               16,470,981      5,418,702         269         10,764       146,556
Units redeemed                                            (17,156,897)   (17,295,338)         (3)        (2,367)     (128,865)
                                                        -------------  -------------      ------       --------    ----------
Ending units                                              125,520,695    127,747,087         266         46,142        17,691
                                                        =============  =============      ======       ========    ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                            $   4,127,048  $   2,894,869      $   --       $     --    $       --
   Mortality and expense risk and administrative
     charges                                               (5,170,715)    (5,434,552)         --         (2,160)           --
   Reimbursements of expenses                               1,082,352      1,158,085          --             --            --
                                                        -------------  -------------      ------       --------    ----------
   Net investment income (loss)                                38,685     (1,381,598)         --         (2,160)           --
   Net realized gain (loss)                                49,979,679     38,333,656          --            (75)           --
   Capital gain distribution from mutual funds             37,427,270     57,058,040          --             --            --
   Change in unrealized appreciation (depreciation) of
     investments                                         (116,938,796)  (116,023,634)         --         (8,245)           --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from operations         (29,493,162)   (22,013,536)         --        (10,480)           --
                                                        -------------  -------------      ------       --------    ----------
From contract transactions:
   Payments received from contract owners                  21,562,902     16,657,097          --        398,030            --
   Payments for contract benefits or terminations         (35,410,952)   (39,453,326)         --         (3,625)           --
   Transfers between sub-accounts (including fixed
     account), net                                        (51,147,692)   (18,444,278)         --         86,334            --
   Contract maintenance charges                              (124,411)      (255,612)         --             --            --
   Adjustments to net assets allocated to contracts in
     payout period                                            (17,454)         2,561          --             --            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets from contract
  transactions                                            (65,137,607)   (41,493,558)         --        480,739            --
                                                        -------------  -------------      ------       --------    ----------
Increase (decrease) in net assets                         (94,630,769)   (63,507,094)         --        470,259            --
Net assets at beginning of period                         469,227,308    482,737,843          --             --            --
                                                        -------------  -------------      ------       --------    ----------
Net assets at end of period                             $ 374,596,539  $ 419,230,749      $   --       $470,259    $       --
                                                        =============  =============      ======       ========    ==========
Beginning units                                           146,499,455    151,989,478          --             --            --
Units issued                                                4,974,729      3,752,312          --         38,033            --
Units redeemed                                            (25,267,573)   (16,118,067)         --           (288)           --
                                                        -------------  -------------      ------       --------    ----------
Ending units                                              126,206,611    139,623,723          --         37,745            --
                                                        =============  =============      ======       ========    ==========

--------------------------------------------------------------------------------
                                       7

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                        Invesco V.I.
                                                          Balanced-                                Lord Abbett    SST
                                                            Risk                      Invesco V.I. Fund Growth Allocation
                                                          Commodity     Invesco V.I.   Growth and  and Income   Balanced
                                                        Strategy Fund     Comstock    Income Fund   Portfolio  Portfolio
                                                          Class R5     Fund Series II  Series II    Class VC    Class 3
                                                        -------------  -------------- ------------ ----------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                            $   5,198,492     $  8,790     $    6,837    $ 1,355    $  4,773
   Mortality and expense risk and administrative
     charges                                               (2,243,393)      (7,651)        (8,704)      (884)     (1,977)
                                                        -------------     --------     ----------    -------    --------
   Net investment income (loss)                             2,955,099        1,139         (1,867)       471       2,796
   Net realized gain (loss)                               (51,836,980)      (3,165)       (14,889)       771        (237)
   Capital gain distribution from mutual funds                     --       52,842         72,350      1,163      23,700
   Change in unrealized appreciation (depreciation) of
     investments                                           76,649,699       62,386         87,633     12,443     (23,853)
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from operations          27,767,818      113,202        143,227     14,848       2,406
                                                        -------------     --------     ----------    -------    --------
From contract transactions:
   Payments received from contract owners                  15,992,049      444,295        539,787     60,911     322,901
   Payments for contract benefits or terminations         (20,504,024)      (9,944)       (12,650)        --         (53)
   Transfers between sub-accounts (including fixed
     account), net                                        (73,721,564)     119,225        124,637      5,397     107,620
   Contract maintenance charges                               (88,942)        (541)          (650)       (35)        (50)
   Adjustments to net assets allocated to contracts in
     payout period                                             (1,316)          --             --         --          --
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                            (78,323,797)     553,035        651,124     66,273     430,418
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets                         (50,555,979)     666,237        794,351     81,121     432,824
Net assets at beginning of period                         245,672,269      265,303        294,368     10,147      58,297
                                                        -------------     --------     ----------    -------    --------
Net assets at end of period                             $ 195,116,290     $931,540     $1,088,719    $91,268    $491,121
                                                        =============     ========     ==========    =======    ========
Beginning units                                           420,762,909       18,575         20,145        799       4,272
Units issued                                               16,270,077       41,541         47,130      5,737      30,162
Units redeemed                                           (135,630,085)      (3,777)        (4,283)      (382)        (18)
                                                        -------------     --------     ----------    -------    --------
Ending units                                              301,402,901       56,339         62,992      6,154      34,416
                                                        =============     ========     ==========    =======    ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                            $          --     $  3,305     $    5,685    $   129    $    778
   Mortality and expense risk and administrative
     charges                                               (2,502,474)      (1,375)        (1,540)       (38)       (349)
                                                        -------------     --------     ----------    -------    --------
   Net investment income (loss)                            (2,502,474)       1,930          4,145         91         429
   Net realized gain (loss)                                (6,043,524)      (3,430)       (10,068)        (1)        (11)
   Capital gain distribution from mutual funds                     --          546         33,265        551       4,006
   Change in unrealized appreciation (depreciation) of
     investments                                          (40,164,147)     (13,439)       (40,311)      (419)     (6,127)
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from operations         (48,710,145)     (14,393)       (12,969)       222      (1,703)
                                                        -------------     --------     ----------    -------    --------
From contract transactions:
   Payments received from contract owners                  19,791,890      274,997        302,346      9,978      60,000
   Payments for contract benefits or terminations         (23,756,474)      (1,169)        (1,354)        --          --
   Transfers between sub-accounts (including fixed
     account), net                                         46,868,296        5,868          6,345        (53)         --
   Contract maintenance charges                               (94,079)          --             --         --          --
   Adjustments to net assets allocated to contracts in
     payout period                                                (63)          --             --         --          --
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets from contract
  transactions                                             42,809,570      279,696        307,337      9,925      60,000
                                                        -------------     --------     ----------    -------    --------
Increase (decrease) in net assets                          (5,900,575)     265,303        294,368     10,147      58,297
Net assets at beginning of period                         251,572,844           --             --         --          --
                                                        -------------     --------     ----------    -------    --------
Net assets at end of period                             $ 245,672,269     $265,303     $  294,368    $10,147    $ 58,297
                                                        =============     ========     ==========    =======    ========
Beginning units                                           356,396,959           --             --         --          --
Units issued                                               81,858,805       20,334         22,116        804       4,272
Units redeemed                                            (17,492,855)      (1,759)        (1,971)        (5)         --
                                                        -------------     --------     ----------    -------    --------
Ending units                                              420,762,909       18,575         20,145        799       4,272
                                                        =============     ========     ==========    =======    ========

--------------------------------------------------------------------------------
                                       8

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       SST
                                            SST     Allocation    SST
                                         Allocation  Moderate  Allocation SST Real   SunAmerica
                                           Growth     Growth    Moderate   Return    2020 High
                                         Portfolio  Portfolio  Portfolio  Portfolio  Watermark
                                          Class 3    Class 3    Class 3    Class 3  Fund Class I
                                         ---------- ---------- ---------- --------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                              $  8,089   $ 10,799   $  7,847  $     --  $   217,155
   Mortality and expense risk and
     administrative charges                 (5,210)    (9,190)    (5,161)   (4,726)     (94,401)
                                          --------   --------   --------  --------  -----------
   Net investment income (loss)              2,879      1,609      2,686    (4,726)     122,754
   Net realized gain (loss)                   (230)    (1,761)      (583)     (166)      10,496
   Capital gain distribution from
     mutual funds                           11,088     82,475     46,048        --           --
   Change in unrealized appreciation
     (depreciation) of investments          12,013    (58,715)   (27,114)    7,391     (100,075)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  operations                                25,750     23,608     21,037     2,499       33,175
                                          --------   --------   --------  --------  -----------
From contract transactions:
   Payments received from contract
     owners                                246,714    137,777    655,597   248,538       37,308
   Payments for contract benefits or
     terminations                               --         --         --    (4,253)    (506,221)
   Transfers between sub-accounts
     (including fixed account), net         39,724     93,877     92,312   138,180     (238,674)
   Contract maintenance charges                (49)       (75)       (25)   (1,012)      (3,685)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  contract transactions                    286,389    231,579    747,884   381,453     (711,272)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets          312,139    255,187    768,921   383,952     (678,097)
Net assets at beginning of period          193,914    484,576     34,448   131,683    8,010,875
                                          --------   --------   --------  --------  -----------
Net assets at end of period               $506,053   $739,763   $803,369  $515,635  $ 7,332,778
                                          ========   ========   ========  ========  ===========
Beginning units                             13,530     36,024      2,515    11,926    7,110,998
Units issued                                20,417     16,630     53,725    34,153        1,172
Units redeemed                                  (5)        (6)        (4)     (594)    (619,560)
                                          --------   --------   --------  --------  -----------
Ending units                                33,942     52,648     56,236    45,485    6,492,610
                                          ========   ========   ========  ========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                              $  2,785   $  6,715   $    450  $  4,473  $   233,757
   Mortality and expense risk and
     administrative charges                   (760)    (3,161)      (155)     (694)    (109,048)
                                          --------   --------   --------  --------  -----------
   Net investment income (loss)              2,025      3,554        295     3,779      124,709
   Net realized gain (loss)                    (27)      (181)        (7)      (99)     138,628
   Capital gain distribution from
     mutual funds                               --     38,967      2,395        --           --
   Change in unrealized appreciation
     (depreciation) of investments          (4,972)   (63,745)    (3,337)   (5,505)    (240,016)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  operations                                (2,974)   (21,405)      (654)   (1,825)      23,321
                                          --------   --------   --------  --------  -----------
From contract transactions:
   Payments received from contract
     owners                                184,367    490,502         --   132,843          600
   Payments for contract benefits or
     terminations                               --         --         --      (347)    (966,453)
   Transfers between sub-accounts
     (including fixed account), net         12,521     15,479     35,102     1,078     (810,650)
   Contract maintenance charges                 --         --         --       (66)      (4,254)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets from
  contract transactions                    196,888    505,981     35,102   133,508   (1,780,757)
                                          --------   --------   --------  --------  -----------
Increase (decrease) in net assets          193,914    484,576     34,448   131,683   (1,757,436)
Net assets at beginning of period               --         --         --        --    9,768,311
                                          --------   --------   --------  --------  -----------
Net assets at end of period               $193,914   $484,576   $ 34,448  $131,683  $ 8,010,875
                                          ========   ========   ========  ========  ===========
Beginning units                                 --         --         --        --    8,674,835
Units issued                                13,530     36,026      2,515    12,719          312
Units redeemed                                  --         (2)        --      (793)  (1,564,149)
                                          --------   --------   --------  --------  -----------
Ending units                                13,530     36,024      2,515    11,926    7,110,998
                                          ========   ========   ========  ========  ===========

--------------------------------------------------------------------------------
                                       9

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                      SAST         SAST
                                                                SAST                American     American       SAST
                                                             Aggressive SAST SA AB Funds Asset Funds Global   American
                                                               Growth     Growth   Allocation     Growth    Funds Growth
                                                             Portfolio  Portfolio   Portfolio   Portfolio    Portfolio
                                                              Class 3    Class 3     Class 3     Class 3      Class 3
                                                             ---------- ---------- ----------- ------------ ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $    --    $     --  $   31,003    $  7,881     $  1,248
   Mortality and expense risk and administrative charges         (917)     (1,712)    (15,163)     (4,954)      (4,856)
                                                              -------    --------  ----------    --------     --------
   Net investment income (loss)                                  (917)     (1,712)     15,840       2,927       (3,608)
   Net realized gain (loss)                                     1,224      (1,248)        (32)    (10,671)      (2,213)
   Capital gain distribution from mutual funds                     --      23,173     113,333      69,469      102,032
   Change in unrealized appreciation (depreciation) of
     investments                                               10,264     (17,698)    (62,006)    (58,149)     (57,212)
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from operations              10,571       2,515      67,135       3,576       38,999
                                                              -------    --------  ----------    --------     --------
From contract transactions:
   Payments received from contract owners                      70,123     138,048   2,540,529     358,626      180,040
   Payments for contract benefits or terminations              (5,973)     (7,802)    (11,240)     (6,648)      (1,302)
   Transfers between sub-accounts (including fixed
     account), net                                                172      19,156     125,727      96,668      111,253
   Contract maintenance charges                                    --        (104)     (3,404)       (326)         (11)
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from contract transactions   64,322     149,298   2,651,612     448,320      289,980
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets                              74,893     151,813   2,718,747     451,896      328,979
Net assets at beginning of period                                  --      70,932      89,751     165,932      191,834
                                                              -------    --------  ----------    --------     --------
Net assets at end of period                                   $74,893    $222,745  $2,808,498    $617,828     $520,813
                                                              =======    ========  ==========    ========     ========
Beginning units                                                    --       3,638       6,262      10,098       11,930
Units issued                                                    6,160       8,441     175,930      29,454       18,524
Units redeemed                                                   (450)       (776)     (1,377)     (1,669)        (307)
                                                              -------    --------  ----------    --------     --------
Ending units                                                    5,710      11,303     180,815      37,883       30,147
                                                              =======    ========  ==========    ========     ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                  $    --    $     --  $    1,180    $    734     $  1,015
   Mortality and expense risk and administrative charges           --         (38)       (717)       (766)        (827)
                                                              -------    --------  ----------    --------     --------
   Net investment income (loss)                                    --         (38)        463         (32)         188
   Net realized gain (loss)                                        --          --        (230)     (3,566)      (2,075)
   Capital gain distribution from mutual funds                     --          --       6,492      12,763        9,657
   Change in unrealized appreciation (depreciation) of
     investments                                                   --      (1,005)     (8,143)    (10,585)      (5,283)
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from operations                  --      (1,043)     (1,418)     (1,420)       2,487
                                                              -------    --------  ----------    --------     --------
From contract transactions:
   Payments received from contract owners                          --      71,855      87,058     165,592      188,839
   Payments for contract benefits or terminations                  --          --          --        (519)        (352)
   Transfers between sub-accounts (including fixed
     account), net                                                 --         120       4,111       2,279          860
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets from contract transactions       --      71,975      91,169     167,352      189,347
                                                              -------    --------  ----------    --------     --------
Increase (decrease) in net assets                                  --      70,932      89,751     165,932      191,834
Net assets at beginning of period                                  --          --          --          --           --
                                                              -------    --------  ----------    --------     --------
Net assets at end of period                                   $    --    $ 70,932  $   89,751    $165,932     $191,834
                                                              =======    ========  ==========    ========     ========
Beginning units                                                    --          --          --          --           --
Units issued                                                       --       3,638       6,368      11,166       13,254
Units redeemed                                                     --          --        (106)     (1,068)      (1,324)
                                                              -------    --------  ----------    --------     --------
Ending units                                                       --       3,638       6,262      10,098       11,930
                                                              =======    ========  ==========    ========     ========

--------------------------------------------------------------------------------
                                      10

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                               SAST
                                                             American               SAST
                                                               Funds              BlackRock
                                                              Growth-    SAST    VCP Global    SAST Blue  SAST Capital
                                                              Income   Balanced  Multi-Asset  Chip Growth    Growth
                                                             Portfolio Portfolio  Portfolio    Portfolio   Portfolio
                                                              Class 3   Class 3    Class 3      Class 3     Class 3
                                                             --------- --------- -----------  ----------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $  7,608  $  6,665  $     6,583   $  1,395     $     --
   Mortality and expense risk and administrative charges       (5,273)   (4,025)     (55,447)    (3,947)      (3,448)
                                                             --------  --------  -----------   --------     --------
   Net investment income (loss)                                 2,335     2,640      (48,864)    (2,552)      (3,448)
   Net realized gain (loss)                                    (3,825)      (49)         476       (790)        (696)
   Capital gain distribution from mutual funds                 95,076    20,472       89,353     11,804        1,281
   Change in unrealized appreciation (depreciation) of
     investments                                              (46,703)   (3,881)    (104,690)    10,837        6,709
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from operations              46,883    19,182      (63,725)    19,299        3,846
                                                             --------  --------  -----------   --------     --------
From contract transactions:
   Payments received from contract owners                     163,861   441,570   10,141,644    321,763      227,308
   Payments for contract benefits or terminations              (3,215)  (10,627)     (37,115)    (4,976)      (4,624)
   Transfers between sub-accounts (including fixed
     account), net                                            665,196    34,669    1,577,148     73,657       67,591
   Contract maintenance charges                                  (205)     (859)     (37,417)      (282)        (270)
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from contract transactions  825,637   464,753   11,644,260    390,162      290,005
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets                             872,520   483,935   11,580,535    409,461      293,851
Net assets at beginning of period                              94,720   111,895           --    108,678      126,402
                                                             --------  --------  -----------   --------     --------
Net assets at end of period                                  $967,240  $595,830  $11,580,535   $518,139     $420,253
                                                             ========  ========  ===========   ========     ========
Beginning units                                                 6,245     7,276           --      6,778        8,464
Units issued                                                   52,821    30,334    1,121,525     24,915       20,379
Units redeemed                                                 (1,018)     (891)      (8,089)    (1,069)      (1,031)
                                                             --------  --------  -----------   --------     --------
Ending units                                                   58,048    36,719    1,113,436     30,624       27,812
                                                             ========  ========  ===========   ========     ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $    296  $     --  $        --   $    125     $     --
   Mortality and expense risk and administrative charges         (373)      (62)          --       (514)        (640)
                                                             --------  --------  -----------   --------     --------
   Net investment income (loss)                                   (77)      (62)          --       (389)        (640)
   Net realized gain (loss)                                    (1,081)       (3)          --       (440)        (559)
   Capital gain distribution from mutual funds                  2,245        --           --      1,187        3,578
   Change in unrealized appreciation (depreciation) of
     investments                                                 (898)     (914)          --     (2,200)      (2,113)
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from operations                 189      (979)          --     (1,842)         266
                                                             --------  --------  -----------   --------     --------
From contract transactions:
   Payments received from contract owners                      93,872   113,010           --     97,150      124,501
   Payments for contract benefits or terminations                (173)       --           --       (347)        (532)
   Transfers between sub-accounts (including fixed
     account), net                                                832      (136)          --     13,717        2,167
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets from contract transactions   94,531   112,874           --    110,520      126,136
                                                             --------  --------  -----------   --------     --------
Increase (decrease) in net assets                              94,720   111,895           --    108,678      126,402
Net assets at beginning of period                                  --        --           --         --           --
                                                             --------  --------  -----------   --------     --------
Net assets at end of period                                  $ 94,720  $111,895  $        --   $108,678     $126,402
                                                             ========  ========  ===========   ========     ========
Beginning units                                                    --        --           --         --           --
Units issued                                                    6,915     7,285           --      7,244        9,212
Units redeemed                                                   (670)       (9)          --       (466)        (748)
                                                             --------  --------  -----------   --------     --------
Ending units                                                    6,245     7,276           --      6,778        8,464
                                                             ========  ========  ===========   ========     ========

--------------------------------------------------------------------------------
                                      11

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                             SAST        SAST        SAST
                                                                  SAST      SAST Dogs of   Dynamic      Dynamic    Emerging
                                                               Corporate    Wall Street   Allocation   Strategy     Markets
                                                             Bond Portfolio  Portfolio    Portfolio    Portfolio   Portfolio
                                                                Class 3       Class 3      Class 3      Class 3     Class 3
                                                             -------------- ------------ -----------  -----------  ---------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $   47,983    $   14,788  $   562,869  $   456,307  $  2,312
   Mortality and expense risk and administrative charges          (13,274)       (7,402)    (433,399)    (367,142)   (1,545)
                                                               ----------    ----------  -----------  -----------  --------
   Net investment income (loss)                                    34,709         7,386      129,470       89,165       767
   Net realized gain (loss)                                          (359)         (389)     (63,337)     (51,531)       35
   Capital gain distribution from mutual funds                         --        37,900           --           --        --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (14,023)       21,212    1,237,347    1,261,097     7,197
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                  20,327        66,109    1,303,480    1,298,731     7,999
                                                               ----------    ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                       1,200,814     1,000,839   18,076,997   13,826,593   107,265
   Payments for contract benefits or terminations                 (28,139)       (5,269)    (442,850)    (377,305)   (2,549)
   Transfers between sub-accounts (including fixed
     account), net                                                585,691        86,312    3,205,706    2,682,405    21,977
   Contract maintenance charges                                    (2,182)         (319)    (369,169)    (319,993)     (111)
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions    1,756,184     1,081,563   20,470,684   15,811,700   126,582
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets                               1,776,511     1,147,672   21,774,164   17,110,431   134,581
Net assets at beginning of period                                 339,016       173,246   21,227,843   18,800,023    55,196
                                                               ----------    ----------  -----------  -----------  --------
Net assets at end of period                                    $2,115,527    $1,320,918  $43,002,007  $35,910,454  $189,777
                                                               ==========    ==========  ===========  ===========  ========
Beginning units                                                    21,890         9,124    1,807,599    1,617,157     6,195
Units issued                                                      107,812        51,946    1,933,551    1,525,955    14,315
Units redeemed                                                     (2,812)       (1,359)    (191,747)    (167,051)   (1,052)
                                                               ----------    ----------  -----------  -----------  --------
Ending units                                                      126,890        59,711    3,549,403    2,976,061    19,458
                                                               ==========    ==========  ===========  ===========  ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                   $    9,944    $    1,851  $   121,206  $    89,734  $    680
   Mortality and expense risk and administrative charges           (1,967)         (785)     (75,256)     (71,624)     (304)
                                                               ----------    ----------  -----------  -----------  --------
   Net investment income (loss)                                     7,977         1,066       45,950       18,110       376
   Net realized gain (loss)                                          (883)       (1,518)        (853)        (918)   (1,391)
   Capital gain distribution from mutual funds                        835         7,240       96,855       13,666        --
   Change in unrealized appreciation (depreciation) of
     investments                                                  (15,617)       (5,962)    (741,531)    (574,705)   (5,903)
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from operations                  (7,688)          826     (599,579)    (543,847)   (6,918)
                                                               ----------    ----------  -----------  -----------  --------
From contract transactions:
   Payments received from contract owners                         344,361       170,948   21,007,469   18,474,355    60,816
   Payments for contract benefits or terminations                  (1,213)         (530)     (38,846)     (32,625)     (309)
   Transfers between sub-accounts (including fixed
     account), net                                                  3,711         2,002      898,429      944,910     1,607
   Contract maintenance charges                                      (155)           --      (39,630)     (42,770)       --
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets from contract transactions      346,704       172,420   21,827,422   19,343,870    62,114
                                                               ----------    ----------  -----------  -----------  --------
Increase (decrease) in net assets                                 339,016       173,246   21,227,843   18,800,023    55,196
Net assets at beginning of period                                      --            --           --           --        --
                                                               ----------    ----------  -----------  -----------  --------
Net assets at end of period                                    $  339,016    $  173,246  $21,227,843  $18,800,023  $ 55,196
                                                               ==========    ==========  ===========  ===========  ========
Beginning units                                                        --            --           --           --        --
Units issued                                                       24,878        10,448    1,823,479    1,627,250     6,973
Units redeemed                                                     (2,988)       (1,324)     (15,880)     (10,093)     (778)
                                                               ----------    ----------  -----------  -----------  --------
Ending units                                                       21,890         9,124    1,807,599    1,617,157     6,195
                                                               ==========    ==========  ===========  ===========  ========

--------------------------------------------------------------------------------
                                      12

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              SAST Equity  SAST Foreign                SAST Global  SAST Growth
                                                             Opportunities    Value      SAST Global    Equities   Opportunities
                                                               Portfolio    Portfolio   Bond Portfolio  Portfolio    Portfolio
                                                                Class 3      Class 3       Class 3       Class 3      Class 3
                                                             ------------- ------------ -------------- ----------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $  3,830      $  4,934      $    451      $   11       $    --
   Mortality and expense risk and administrative charges         (8,402)       (3,160)       (6,214)         (7)         (304)
                                                               --------      --------      --------      ------       -------
   Net investment income (loss)                                  (4,572)        1,774        (5,763)          4          (304)
   Net realized gain (loss)                                          24        (2,620)          911          --           (69)
   Capital gain distribution from mutual funds                   22,580         5,684            --          --         2,301
   Change in unrealized appreciation (depreciation) of
     investments                                                 48,094         3,673       (47,986)         56        (1,079)
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from operations                66,126         8,511       (52,838)         60           849
                                                               --------      --------      --------      ------       -------
From contract transactions:
   Payments received from contract owners                       306,511       228,937       549,755          --            --
   Payments for contract benefits or terminations               (22,490)       (4,521)       (7,213)         --            --
   Transfers between sub-accounts (including fixed
     account), net                                               75,915        67,476       303,905       1,740         7,049
   Contract maintenance charges                                    (386)         (277)       (1,767)         --            --
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from contract transactions    359,550       291,615       844,680       1,740         7,049
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets                               425,676       300,126       791,842       1,800         7,898
Net assets at beginning of period                               463,457       108,148       146,688          --        20,723
                                                               --------      --------      --------      ------       -------
Net assets at end of period                                    $889,133      $408,274      $938,530      $1,800       $28,621
                                                               ========      ========      ========      ======       =======
Beginning units                                                  29,518        10,671        12,116          --         1,178
Units issued                                                     24,708        31,299        68,181         141           413
Units redeemed                                                   (2,638)       (1,773)       (2,003)         --            --
                                                               --------      --------      --------      ------       -------
Ending units                                                     51,588        40,197        78,294         141         1,591
                                                               ========      ========      ========      ======       =======
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                   $  1,532      $  1,541      $     --      $   --       $    --
   Mortality and expense risk and administrative charges         (1,793)         (578)         (714)         --           (72)
                                                               --------      --------      --------      ------       -------
   Net investment income (loss)                                    (261)          963          (714)         --           (72)
   Net realized gain (loss)                                        (940)       (1,652)          120          --            (9)
   Capital gain distribution from mutual funds                   18,150            --           514          --         1,634
   Change in unrealized appreciation (depreciation) of
     investments                                                   (663)       (9,765)       (1,055)         --        (1,842)
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from operations                16,286       (10,454)       (1,135)         --          (289)
                                                               --------      --------      --------      ------       -------
From contract transactions:
   Payments received from contract owners                       445,225       116,180       145,321          --        20,158
   Payments for contract benefits or terminations                  (704)         (480)         (352)         --            --
   Transfers between sub-accounts (including fixed
     account), net                                                2,650         2,902         2,854          --           854
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets from contract transactions    447,171       118,602       147,823          --        21,012
                                                               --------      --------      --------      ------       -------
Increase (decrease) in net assets                               463,457       108,148       146,688          --        20,723
Net assets at beginning of period                                    --            --            --          --            --
                                                               --------      --------      --------      ------       -------
Net assets at end of period                                    $463,457      $108,148      $146,688      $   --       $20,723
                                                               ========      ========      ========      ======       =======
Beginning units                                                      --            --            --          --            --
Units issued                                                     30,473        11,704        12,750          --         1,178
Units redeemed                                                     (955)       (1,033)         (634)         --            --
                                                               --------      --------      --------      ------       -------
Ending units                                                     29,518        10,671        12,116          --         1,178
                                                               ========      ========      ========      ======       =======

--------------------------------------------------------------------------------
                                      13

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                        SAST          SAST
                                                                SAST                International International   SAST SA MFS
                                                               Growth-   SAST High-  Diversified   Growth and    Massachusetts
                                                               Income    Yield Bond   Equities       Income     Investors Trust
                                                              Portfolio  Portfolio    Portfolio     Portfolio      Portfolio
                                                               Class 3    Class 3      Class 3       Class 3        Class 3
                                                             ----------  ---------- ------------- ------------- ---------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $   13,129   $ 16,916    $  3,302       $   651       $  4,615
   Mortality and expense risk and administrative charges         (8,360)    (2,896)     (3,343)         (270)        (8,274)
                                                             ----------   --------    --------       -------       --------
   Net investment income (loss)                                   4,769     14,020         (41)          381         (3,659)
   Net realized gain (loss)                                      (1,490)      (688)     (2,163)           (5)        (4,816)
   Capital gain distribution from mutual funds                   25,986         --          --            --         63,540
   Change in unrealized appreciation (depreciation) of
     investments                                                 62,008     11,829      (2,948)          789         (3,919)
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from operations                91,273     25,161      (5,152)        1,165         51,146
                                                             ----------   --------    --------       -------       --------
From contract transactions:
   Payments received from contract owners                       580,443    164,706     336,993        90,450        490,978
   Payments for contract benefits or terminations               (11,932)   (13,075)     (5,127)         (272)       (10,806)
   Transfers between sub-accounts (including fixed
     account), net                                              129,330     70,004      81,586           575        162,805
   Contract maintenance charges                                    (642)      (179)       (299)           --           (576)
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from contract transactions    697,199    221,456     413,153        90,753        642,401
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets                               788,472    246,617     408,001        91,918        693,547
Net assets at beginning of period                               277,641     84,312     100,711            --        287,880
                                                             ----------   --------    --------       -------       --------
Net assets at end of period                                  $1,066,113   $330,929    $508,712       $91,918       $981,427
                                                             ==========   ========    ========       =======       ========
Beginning units                                                  18,540      6,644       9,898            --         17,316
Units issued                                                     47,204     17,089      43,621        10,710         39,824
Units redeemed                                                   (3,364)    (1,142)     (2,004)          (39)        (2,149)
                                                             ----------   --------    --------       -------       --------
Ending units                                                     62,380     22,591      51,515        10,671         54,991
                                                             ==========   ========    ========       =======       ========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $    3,116   $  2,949    $  1,308       $    --       $  1,226
   Mortality and expense risk and administrative charges         (1,422)      (416)       (531)           --         (1,476)
                                                             ----------   --------    --------       -------       --------
   Net investment income (loss)                                   1,694      2,533         777            --           (250)
   Net realized gain (loss)                                      (2,227)      (829)     (1,230)           --         (2,159)
   Capital gain distribution from mutual funds                    7,631         --          --            --          9,783
   Change in unrealized appreciation (depreciation) of
     investments                                                (11,252)    (6,916)     (6,120)           --        (13,792)
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from operations                (4,154)    (5,212)     (6,573)           --         (6,418)
                                                             ----------   --------    --------       -------       --------
From contract transactions:
   Payments received from contract owners                       278,162     87,925     105,657            --        290,104
   Payments for contract benefits or terminations                (1,218)      (333)       (495)           --         (1,214)
   Transfers between sub-accounts (including fixed
     account), net                                                4,851      1,932       2,122            --          5,408
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets from contract transactions    281,795     89,524     107,284            --        294,298
                                                             ----------   --------    --------       -------       --------
Increase (decrease) in net assets                               277,641     84,312     100,711            --        287,880
Net assets at beginning of period                                    --         --          --            --             --
                                                             ----------   --------    --------       -------       --------
Net assets at end of period                                  $  277,641   $ 84,312    $100,711       $    --       $287,880
                                                             ==========   ========    ========       =======       ========
Beginning units                                                      --         --          --            --             --
Units issued                                                     20,272      7,668      10,949            --         18,853
Units redeemed                                                   (1,732)    (1,024)     (1,051)           --         (1,537)
                                                             ----------   --------    --------       -------       --------
Ending units                                                     18,540      6,644       9,898            --         17,316
                                                             ==========   ========    ========       =======       ========

--------------------------------------------------------------------------------
                                      14

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                               SAST SA
                                                               SAST SA                          Janus      SAST SA
                                                              MFS Total  SAST Mid-  SAST Real  Focused     JPMorgan
                                                             Return Bond Cap Growth  Estate    Growth      MFS Core
                                                              Portfolio  Portfolio  Portfolio Portfolio Bond Portfolio
                                                               Class 3    Class 3    Class 3   Class 3     Class 3
                                                             ----------- ---------- --------- --------- --------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $  7,286    $    --    $   680  $     --    $   26,400
   Mortality and expense risk and administrative charges        (3,005)      (915)      (348)   (2,520)      (17,068)
                                                              --------    -------    -------  --------    ----------
   Net investment income (loss)                                  4,281       (915)       332    (2,520)        9,332
   Net realized gain (loss)                                        994       (677)      (445)   (1,864)          (14)
   Capital gain distribution from mutual funds                  20,788      8,353      1,652    20,471            --
   Change in unrealized appreciation (depreciation) of
     investments                                               (16,512)    (7,005)      (173)  (17,472)      (40,912)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from operations                9,551       (244)     1,366    (1,385)      (31,594)
                                                              --------    -------    -------  --------    ----------
From contract transactions:
   Payments received from contract owners                      426,260      3,210     32,882   117,673     1,114,386
   Payments for contract benefits or terminations              (36,618)      (739)      (336)   (2,489)      (25,740)
   Transfers between sub-accounts (including fixed
     account), net                                              25,494     11,343      7,763    34,943       429,243
   Contract maintenance charges                                   (807)        (9)       (32)     (111)       (2,835)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from contract transactions   414,329     13,805     40,277   150,016     1,515,054
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets                              423,880     13,561     41,643   148,631     1,483,460
Net assets at beginning of period                               56,180     54,015     12,294   108,366       584,142
                                                              --------    -------    -------  --------    ----------
Net assets at end of period                                   $480,060    $67,576    $53,937  $256,997    $2,067,602
                                                              ========    =======    =======  ========    ==========
Beginning units                                                  3,990      2,747      1,039     6,677        43,211
Units issued                                                    29,968        839      3,685    10,131       110,992
Units redeemed                                                  (4,664)      (105)      (452)     (525)       (3,629)
                                                              --------    -------    -------  --------    ----------
Ending units                                                    29,294      3,481      4,272    16,283       150,574
                                                              ========    =======    =======  ========    ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                  $    224    $    --    $    96  $     --    $    4,480
   Mortality and expense risk and administrative charges          (104)      (366)       (43)     (555)       (2,771)
                                                              --------    -------    -------  --------    ----------
   Net investment income (loss)                                    120       (366)        53      (555)        1,709
   Net realized gain (loss)                                         (9)      (855)        (9)   (1,001)         (332)
   Capital gain distribution from mutual funds                      --      4,046        594     3,563        11,406
   Change in unrealized appreciation (depreciation) of
     investments                                                  (223)    (6,780)      (441)   (4,629)      (18,649)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from operations                 (112)    (3,955)       197    (2,622)       (5,866)
                                                              --------    -------    -------  --------    ----------
From contract transactions:
   Payments received from contract owners                       32,416     53,910     10,192   109,391       585,888
   Payments for contract benefits or terminations                   --         --         --      (519)       (1,751)
   Transfers between sub-accounts (including fixed
     account), net                                              23,876      4,060      1,905     2,116         6,025
   Contract maintenance charges                                     --         --         --        --          (154)
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets from contract transactions    56,292     57,970     12,097   110,988       590,008
                                                              --------    -------    -------  --------    ----------
Increase (decrease) in net assets                               56,180     54,015     12,294   108,366       584,142
Net assets at beginning of period                                   --         --         --        --            --
                                                              --------    -------    -------  --------    ----------
Net assets at end of period                                   $ 56,180    $54,015    $12,294  $108,366    $  584,142
                                                              ========    =======    =======  ========    ==========
Beginning units                                                     --         --         --        --            --
Units issued                                                     4,034      3,356      1,048     7,354        47,525
Units redeemed                                                     (44)      (609)        (9)     (677)       (4,314)
                                                              --------    -------    -------  --------    ----------
Ending units                                                     3,990      2,747      1,039     6,677        43,211
                                                              ========    =======    =======  ========    ==========

--------------------------------------------------------------------------------
                                      15

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              SAST SA      SAST                             SAST SA T.
                                                             Legg Mason Schroder's  SAST Small & SAST Small Rowe Price
                                                              BW Large  VCP Global    Mid Cap     Company      VCP
                                                             Cap Value  Allocation     Value       Value     Balanced
                                                             Portfolio  Portfolio    Portfolio   Portfolio  Portfolio
                                                              Class 3    Class 3      Class 3     Class 3    Class 3
                                                             ---------- ----------  ------------ ---------- ----------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $  2,871  $       --    $    353    $    795  $   31,618
   Mortality and expense risk and administrative charges        (5,184)    (24,986)     (3,055)     (2,076)    (44,251)
                                                              --------  ----------    --------    --------  ----------
   Net investment income (loss)                                 (2,313)    (24,986)     (2,702)     (1,281)    (12,633)
   Net realized gain (loss)                                    (13,116)        739      (2,416)       (384)        396
   Capital gain distribution from mutual funds                 117,156      77,170      13,477      19,493          --
   Change in unrealized appreciation (depreciation) of
     investments                                               (39,993)     32,590      47,347      24,832      89,882
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from operations               61,734      85,513      55,706      42,660      77,645
                                                              --------  ----------    --------    --------  ----------
From contract transactions:
   Payments received from contract owners                      327,194   4,729,157     180,861     129,597   8,080,205
   Payments for contract benefits or terminations               (6,417)    (17,087)     (4,973)     (4,238)    (27,360)
   Transfers between sub-accounts (including fixed
     account), net                                              84,999   1,222,742      34,332      11,388   1,321,767
   Contract maintenance charges                                   (389)    (16,626)       (126)       (134)    (29,194)
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from contract transactions   405,387   5,918,186     210,094     136,613   9,345,418
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets                              467,121   6,003,699     265,800     179,273   9,423,063
Net assets at beginning of period                              169,776          --      76,754      78,711          --
                                                              --------  ----------    --------    --------  ----------
Net assets at end of period                                   $636,897  $6,003,699    $342,554    $257,984  $9,423,063
                                                              ========  ==========    ========    ========  ==========
Beginning units                                                 11,953          --       4,448       5,641          --
Units issued                                                    29,876     561,661      12,823       9,664     897,617
Units redeemed                                                  (2,212)     (7,977)     (1,181)       (995)     (7,587)
                                                              --------  ----------    --------    --------  ----------
Ending units                                                    39,617     553,684      16,090      14,310     890,030
                                                              ========  ==========    ========    ========  ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                  $    280  $       --    $    176    $     38  $       --
   Mortality and expense risk and administrative charges          (862)         --        (415)       (402)         --
                                                              --------  ----------    --------    --------  ----------
   Net investment income (loss)                                   (582)         --        (239)       (364)         --
   Net realized gain (loss)                                     (2,153)         --      (2,219)       (968)         --
   Capital gain distribution from mutual funds                  18,313          --       8,062       4,764          --
   Change in unrealized appreciation (depreciation) of
     investments                                               (19,868)         --     (11,446)     (7,315)         --
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from operations               (4,290)         --      (5,842)     (3,883)         --
                                                              --------  ----------    --------    --------  ----------
From contract transactions:
   Payments received from contract owners                      171,567          --      81,095      79,255          --
   Payments for contract benefits or terminations                 (695)         --        (331)       (329)         --
   Transfers between sub-accounts (including fixed
     account), net                                               3,194          --       1,832       3,668          --
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets from contract transactions   174,066          --      82,596      82,594          --
                                                              --------  ----------    --------    --------  ----------
Increase (decrease) in net assets                              169,776          --      76,754      78,711          --
Net assets at beginning of period                                   --          --          --          --          --
                                                              --------  ----------    --------    --------  ----------
Net assets at end of period                                   $169,776  $       --    $ 76,754    $ 78,711  $       --
                                                              ========  ==========    ========    ========  ==========
Beginning units                                                     --          --          --          --          --
Units issued                                                    12,975          --       5,565       6,144          --
Units redeemed                                                  (1,022)         --      (1,117)       (503)         --
                                                              --------  ----------    --------    --------  ----------
Ending units                                                    11,953          --       4,448       5,641          --
                                                              ========  ==========    ========    ========  ==========

--------------------------------------------------------------------------------
                                      16

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                                 SAST VCP
                                                                                                 Managed
                                                                          SAST                    Asset       SAST VCP
                                                                SAST     Telecom   SAST Ultra   Allocation  Total Return
                                                             Technology  Utility   Short Bond      SAST       Balanced
                                                             Portfolio  Portfolio  Portfolio    Portfolio    Portfolio
                                                              Class 3    Class 3    Class 3      Class 3      Class 3
                                                             ---------- --------- -----------  -----------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                  $    --    $   905  $        --  $    97,612  $        --
   Mortality and expense risk and administrative charges         (713)      (327)      (4,195)    (151,432)    (109,576)
                                                              -------    -------  -----------  -----------  -----------
   Net investment income (loss)                                  (713)       578       (4,195)     (53,820)    (109,576)
   Net realized gain (loss)                                       977         31         (525)       6,727          899
   Capital gain distribution from mutual funds                     --        700           --      137,530           --
   Change in unrealized appreciation (depreciation) of
     investments                                               10,829     (1,047)        (457)     633,700      582,989
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from operations              11,093        262       (5,177)     724,137      474,312
                                                              -------    -------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                       1,487      4,888    1,918,128   11,775,833    8,462,738
   Payments for contract benefits or terminations                (181)      (151)      (1,171)    (269,920)    (171,867)
   Transfers between sub-accounts (including fixed
     account), net                                             26,441     33,289   (1,752,732)   2,991,166    2,045,913
   Contract maintenance charges                                   (16)        --       (1,139)    (113,024)     (88,569)
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   27,731     38,026      163,086   14,384,055   10,248,215
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets                              38,824     38,288      157,909   15,108,192   10,722,527
Net assets at beginning of period                              27,645      1,580       51,222    5,105,813    3,718,549
                                                              -------    -------  -----------  -----------  -----------
Net assets at end of period                                   $66,469    $39,868  $   209,131  $20,214,005  $14,441,076
                                                              =======    =======  ===========  ===========  ===========
Beginning units                                                 1,568        103        5,360      434,059      344,855
Units issued                                                    2,155      2,320      229,122    1,258,684      964,984
Units redeemed                                                   (440)       (90)    (212,285)     (66,913)     (38,887)
                                                              -------    -------  -----------  -----------  -----------
Ending units                                                    3,283      2,333       22,197    1,625,830    1,270,952
                                                              =======    =======  ===========  ===========  ===========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Mortality and expense risk and administrative charges          (37)        (1)        (320)     (19,195)     (13,385)
                                                              -------    -------  -----------  -----------  -----------
   Net investment income (loss)                                   (37)        (1)        (320)     (19,195)     (13,385)
   Net realized gain (loss)                                      (452)        --           (1)      (2,229)        (397)
   Capital gain distribution from mutual funds                     --         --           --           --          502
   Change in unrealized appreciation (depreciation) of
     investments                                                  (35)        81          (91)     (12,201)     (73,464)
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from operations                (524)        80         (412)     (33,625)     (86,744)
                                                              -------    -------  -----------  -----------  -----------
From contract transactions:
   Payments received from contract owners                      26,534      1,500       52,752    4,679,045    3,602,749
   Payments for contract benefits or terminations                  --         --           --      (24,453)     (14,585)
   Transfers between sub-accounts (including fixed
     account), net                                              1,635         --         (963)     494,649      225,023
   Contract maintenance charges                                    --         --         (155)      (9,803)      (7,894)
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets from contract transactions   28,169      1,500       51,634    5,139,438    3,805,293
                                                              -------    -------  -----------  -----------  -----------
Increase (decrease) in net assets                              27,645      1,580       51,222    5,105,813    3,718,549
Net assets at beginning of period                                  --         --           --           --           --
                                                              -------    -------  -----------  -----------  -----------
Net assets at end of period                                   $27,645    $ 1,580  $    51,222  $ 5,105,813  $ 3,718,549
                                                              =======    =======  ===========  ===========  ===========
Beginning units                                                    --         --           --           --           --
Units issued                                                    1,973        103        5,526      442,091      347,450
Units redeemed                                                   (405)        --         (166)      (8,032)      (2,595)
                                                              -------    -------  -----------  -----------  -----------
Ending units                                                    1,568        103        5,360      434,059      344,855
                                                              =======    =======  ===========  ===========  ===========

--------------------------------------------------------------------------------
                                      17

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                              SAST VCP   T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price
                                                                Value     Retirement    Retirement    Retirement    Retirement
                                                              Portfolio  2015 Advisor  2020 Advisor  2025 Advisor  2030 Advisor
                                                               Class 3       Class         Class         Class         Class
                                                             ----------  ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $   47,389   $    91,061   $   202,064   $   139,028   $   136,487
   Mortality and expense risk and administrative charges        (91,375)      (34,286)      (92,931)      (73,703)      (68,818)
                                                             ----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                                 (43,986)       56,775       109,133        65,325        67,669
   Net realized gain (loss)                                         750       (14,242)     (113,836)      (65,732)      (94,147)
   Capital gain distribution from mutual funds                      831        87,267       227,322       195,903       264,169
   Change in unrealized appreciation (depreciation) of
     investments                                                827,923        79,976       326,666       297,025       227,443
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations               785,518       209,776       549,285       492,521       465,134
                                                             ----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                     3,467,804     4,878,433     4,449,020     4,041,947     3,848,058
   Payments for contract benefits or terminations              (191,510)     (768,534)     (780,408)     (149,980)     (814,910)
   Transfers between sub-accounts (including fixed
     account), net                                            1,484,899      (389,842)    2,644,487       938,942     1,946,656
   Contract maintenance charges                                 (80,526)         (747)       (4,357)       (1,400)       (1,691)
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract transactions  4,680,667     3,719,310     6,308,742     4,829,509     4,978,113
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                             5,466,185     3,929,086     6,858,027     5,322,030     5,443,247
Net assets at beginning of period                             4,413,177     1,985,993     6,686,524     4,910,708     4,933,109
                                                             ----------   -----------   -----------   -----------   -----------
Net assets at end of period                                  $9,879,362   $ 5,915,079   $13,544,551   $10,232,738   $10,376,356
                                                             ==========   ===========   ===========   ===========   ===========
Beginning units                                                 388,539     2,030,235     6,826,146     5,003,166     5,022,682
Units issued                                                    485,164     5,627,580     7,694,727     6,076,538     6,081,592
Units redeemed                                                  (71,473)   (1,953,492)   (1,488,824)   (1,263,026)   (1,175,750)
                                                             ----------   -----------   -----------   -----------   -----------
Ending units                                                    802,230     5,704,323    13,032,049     9,816,678     9,928,524
                                                             ==========   ===========   ===========   ===========   ===========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $    5,094   $    30,892   $   103,600   $    67,436   $    65,071
   Mortality and expense risk and administrative charges        (17,001)      (11,444)      (27,474)      (17,756)      (20,229)
                                                             ----------   -----------   -----------   -----------   -----------
   Net investment income (loss)                                 (11,907)       19,448        76,126        49,680        44,842
   Net realized gain (loss)                                      (2,747)      (30,489)       (7,079)       (4,514)        3,536
   Capital gain distribution from mutual funds                       --        54,061       186,157       136,339       172,123
   Change in unrealized appreciation (depreciation) of
     investments                                                (89,042)     (106,236)     (420,847)     (288,777)     (355,085)
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from operations              (103,696)      (63,216)     (165,643)     (107,272)     (134,584)
                                                             ----------   -----------   -----------   -----------   -----------
From contract transactions:
   Payments received from contract owners                     4,328,497     3,739,061     4,125,765     3,161,068     3,260,743
   Payments for contract benefits or terminations               (30,188)     (766,385)      (97,793)      (10,409)       19,760
   Transfers between sub-accounts (including fixed
     account), net                                              230,554      (923,382)    2,825,392     1,867,702     1,787,550
   Contract maintenance charges                                 (11,990)          (85)       (1,197)         (381)         (360)
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets from contract transactions  4,516,873     2,049,209     6,852,167     5,017,980     5,067,693
                                                             ----------   -----------   -----------   -----------   -----------
Increase (decrease) in net assets                             4,413,177     1,985,993     6,686,524     4,910,708     4,933,109
Net assets at beginning of period                                    --            --            --            --            --
                                                             ----------   -----------   -----------   -----------   -----------
Net assets at end of period                                  $4,413,177   $ 1,985,993   $ 6,686,524   $ 4,910,708   $ 4,933,109
                                                             ==========   ===========   ===========   ===========   ===========
Beginning units                                                      --            --            --            --            --
Units issued                                                    398,590     4,103,978     7,209,556     5,407,376     5,132,210
Units redeemed                                                  (10,051)   (2,073,743)     (383,410)     (404,210)     (109,528)
                                                             ----------   -----------   -----------   -----------   -----------
Ending units                                                    388,539     2,030,235     6,826,146     5,003,166     5,022,682
                                                             ==========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
                                      18

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                   T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price T. Rowe Price
                                                    Retirement    Retirement    Retirement    Retirement    Retirement
                                                   2035 Advisor  2040 Advisor  2045 Advisor  2050 Advisor  2055 Advisor
                                                       Class         Class         Class         Class         Class
                                                   ------------- ------------- ------------- ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $   94,776    $    81,519   $   46,894    $   30,821    $   12,463
   Mortality and expense risk and
     administrative charges                            (53,392)       (56,429)     (30,284)      (17,981)       (7,878)
                                                    ----------    -----------   ----------    ----------    ----------
   Net investment income (loss)                         41,384         25,090       16,610        12,840         4,585
   Net realized gain (loss)                            (19,322)      (106,632)     (62,289)      (21,263)      (16,519)
   Capital gain distribution from mutual funds         222,724        244,557      137,924        89,160        30,712
   Change in unrealized appreciation
     (depreciation) of investments                     160,219        291,816      144,256        57,708        41,082
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from operations      405,005        454,831      236,501       138,445        59,860
                                                    ----------    -----------   ----------    ----------    ----------
From contract transactions:
   Payments received from contract owners            3,400,508      4,027,781    2,414,513     1,867,126       706,486
   Payments for contract benefits or
     terminations                                     (343,225)      (196,016)    (116,256)     (225,267)      (98,174)
   Transfers between sub-accounts (including
     fixed account), net                             1,434,748       (171,716)      56,770       226,067        (8,273)
   Contract maintenance charges                         (1,520)        (1,235)      (1,521)       (1,089)       (1,253)
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from contract
  transactions                                       4,490,511      3,658,814    2,353,506     1,866,837       598,786
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets                    4,895,516      4,113,645    2,590,007     2,005,282       658,646
Net assets at beginning of period                    3,208,718      3,533,166    1,929,081     1,060,101       535,675
                                                    ----------    -----------   ----------    ----------    ----------
Net assets at end of period                         $8,104,234    $ 7,646,811   $4,519,088    $3,065,383    $1,194,321
                                                    ==========    ===========   ==========    ==========    ==========
Beginning units                                      3,261,843      3,590,937    1,960,919     1,077,585       544,450
Units issued                                         4,790,564      5,189,027    3,211,409     2,053,710       876,560
Units redeemed                                        (303,966)    (1,469,260)    (856,145)     (203,820)     (280,054)
                                                    ----------    -----------   ----------    ----------    ----------
Ending units                                         7,748,441      7,310,704    4,316,183     2,927,475     1,140,956
                                                    ==========    ===========   ==========    ==========    ==========
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                        $   36,840    $    39,127   $   19,097    $   11,496    $    5,670
   Mortality and expense risk and
     administrative charges                            (12,378)       (11,901)      (6,739)       (4,651)       (2,464)
                                                    ----------    -----------   ----------    ----------    ----------
   Net investment income (loss)                         24,462         27,226       12,358         6,845         3,206
   Net realized gain (loss)                              2,461          3,223      (15,091)      (13,284)         (624)
   Capital gain distribution from mutual funds         117,889        150,713       72,455        38,702        16,820
   Change in unrealized appreciation
     (depreciation) of investments                    (231,031)      (239,055)    (119,514)      (78,164)      (32,991)
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from operations      (86,219)       (57,893)     (49,792)      (45,901)      (13,589)
                                                    ----------    -----------   ----------    ----------    ----------
From contract transactions:
   Payments received from contract owners            1,920,812      2,428,361    1,515,654     1,034,213       287,897
   Payments for contract benefits or
     terminations                                       10,803        (52,775)       5,791       (84,647)       (4,052)
   Transfers between sub-accounts (including
     fixed account), net                             1,363,638      1,215,661      457,703       156,749       265,982
   Contract maintenance charges                           (316)          (188)        (275)         (313)         (563)
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets from contract
  transactions                                       3,294,937      3,591,059    1,978,873     1,106,002       549,264
                                                    ----------    -----------   ----------    ----------    ----------
Increase (decrease) in net assets                    3,208,718      3,533,166    1,929,081     1,060,101       535,675
Net assets at beginning of period                           --             --           --            --            --
                                                    ----------    -----------   ----------    ----------    ----------
Net assets at end of period                         $3,208,718    $ 3,533,166   $1,929,081    $1,060,101    $  535,675
                                                    ==========    ===========   ==========    ==========    ==========
Beginning units                                             --             --           --            --            --
Units issued                                         3,369,457      3,838,073    2,256,103     1,316,372       571,863
Units redeemed                                        (107,614)      (247,136)    (295,184)     (238,787)      (27,413)
                                                    ----------    -----------   ----------    ----------    ----------
Ending units                                         3,261,843      3,590,937    1,960,919     1,077,585       544,450
                                                    ==========    ===========   ==========    ==========    ==========

--------------------------------------------------------------------------------
                                      19

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                             Vanguard                   Vanguard      Vanguard
                                                             T. Rowe Price LifeStrategy   Vanguard    LifeStrategy    Long-Term
                                                              Retirement   Conservative LifeStrategy    Moderate     Investment-
                                                             2060 Advisor  Growth Fund  Growth Fund   Growth Fund    Grade Fund
                                                                 Class      Inv Shares   Inv Shares    Inv Shares    Inv Shares
                                                             ------------- ------------ ------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                   $   7,163   $ 1,896,558  $  4,781,102  $  4,991,283  $ 12,914,456
   Mortality and expense risk and administrative charges          (5,454)   (1,033,345)   (2,539,934)   (2,707,328)   (3,809,168)
   Reimbursements of expenses                                         --            --            --            --       780,645
                                                               ---------   -----------  ------------  ------------  ------------
   Net investment income (loss)                                    1,709       863,213     2,241,168     2,283,955     9,885,933
   Net realized gain (loss)                                        1,166     1,520,607     6,849,433     7,836,112    (4,165,666)
   Capital gain distribution from mutual funds                    11,461       182,621        25,424        97,237     5,131,145
   Change in unrealized appreciation (depreciation) of
     investments                                                  27,281     1,246,126     5,254,904     2,406,235     2,559,513
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from operations                 41,617     3,812,567    14,370,929    12,623,539    13,410,925
                                                               ---------   -----------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners                        410,418    10,410,562    20,101,589    23,609,349    17,557,851
   Payments for contract benefits or terminations                (53,058)   (8,168,448)  (15,220,615)  (21,159,492)  (30,186,391)
   Transfers between sub-accounts (including fixed
     account), net                                               (93,171)   (1,860,492)   (6,272,934)   (9,771,243)   59,161,906
   Contract maintenance charges                                   (1,510)      (52,173)     (133,881)     (178,206)     (414,398)
   Adjustments to net assets allocated to contracts in
     payout period                                                    --           244        (2,990)          (55)          (19)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from contract transactions     262,679       329,693    (1,528,831)   (7,499,647)   46,118,949
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets                                304,296     4,142,260    12,842,098     5,123,892    59,529,874
Net assets at beginning of period                                438,354    82,922,231   205,501,987   221,140,490   233,832,782
                                                               ---------   -----------  ------------  ------------  ------------
Net assets at end of period                                    $ 742,650   $87,064,491  $218,344,085  $226,264,382  $293,362,656
                                                               =========   ===========  ============  ============  ============
Beginning units                                                  445,270    42,527,347    97,409,481   106,333,540    73,061,910
Units issued                                                     552,555     5,730,461     6,143,125     6,126,071    33,665,923
Units redeemed                                                  (288,856)   (5,589,911)   (6,849,738)   (9,687,226)  (20,966,987)
                                                               ---------   -----------  ------------  ------------  ------------
Ending units                                                     708,969    42,667,897    96,702,868   102,772,385    85,760,846
                                                               =========   ===========  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                   $   4,039   $ 1,805,443  $  4,401,309  $  4,744,710  $ 13,057,629
   Mortality and expense risk and administrative charges          (1,385)   (1,045,564)   (2,613,577)   (2,797,553)   (3,709,133)
   Reimbursements of expenses                                         --            --            --            --       758,098
                                                               ---------   -----------  ------------  ------------  ------------
   Net investment income (loss)                                    2,654       759,879     1,787,732     1,947,157    10,106,594
   Net realized gain (loss)                                      (22,310)    2,275,524     7,896,883     7,622,301     3,306,216
   Capital gain distribution from mutual funds                     2,693       833,106     4,651,085     3,657,097     4,683,747
   Change in unrealized appreciation (depreciation) of
     investments                                                  (2,765)   (5,087,430)  (19,317,371)  (17,332,440)  (29,209,634)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from operations                (19,728)   (1,218,921)   (4,981,671)   (4,105,885)  (11,113,077)
                                                               ---------   -----------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners                        148,073    10,538,829    20,410,319    29,327,829    20,306,868
   Payments for contract benefits or terminations                 (9,168)   (9,738,254)  (17,485,030)  (23,027,032)  (27,162,534)
   Transfers between sub-accounts (including fixed
     account), net                                               319,320    (1,109,121)   (6,414,360)   (5,491,681)  (77,293,063)
   Contract maintenance charges                                     (143)      (52,256)     (139,818)     (176,188)     (419,696)
   Adjustments to net assets allocated to contracts in
     payout period                                                    --           504        (2,951)           35       (29,422)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets from contract transactions     458,082      (360,298)   (3,631,840)      632,963   (84,597,847)
                                                               ---------   -----------  ------------  ------------  ------------
Increase (decrease) in net assets                                438,354    (1,579,219)   (8,613,511)   (3,472,922)  (95,710,924)
Net assets at beginning of period                                     --    84,501,450   214,115,498   224,613,412   329,543,706
                                                               ---------   -----------  ------------  ------------  ------------
Net assets at end of period                                    $ 438,354   $82,922,231  $205,501,987  $221,140,490  $233,832,782
                                                               =========   ===========  ============  ============  ============
Beginning units                                                       --    42,734,912    99,085,412   106,092,172   100,256,578
Units issued                                                     770,048     5,595,048     6,001,114     9,395,277     8,431,260
Units redeemed                                                  (324,778)   (5,802,613)   (7,677,045)   (9,153,909)  (35,625,928)
                                                               ---------   -----------  ------------  ------------  ------------
Ending units                                                     445,270    42,527,347    97,409,481   106,333,540    73,061,910
                                                               =========   ===========  ============  ============  ============

--------------------------------------------------------------------------------
                                      20

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                     Vanguard                                       VALIC
                                                     Long-Term      Vanguard        Vanguard      Company I        VALIC
                                                     Treasury      Wellington      Windsor II       Asset        Company I
                                                     Fund Inv       Fund Inv        Fund Inv      Allocation     Blue Chip
                                                      Shares         Shares          Shares          Fund       Growth Fund
                                                   ------------  --------------  --------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  6,634,970  $   45,972,661  $   40,412,716  $  3,308,717  $         --
   Mortality and expense risk and administrative
     charges                                         (3,132,051)    (20,899,349)    (19,390,711)   (1,558,377)   (5,416,466)
   Reimbursements of expenses                           650,377              --              --            --            --
                                                   ------------  --------------  --------------  ------------  ------------
   Net investment income (loss)                       4,153,296      25,073,312      21,022,005     1,750,340    (5,416,466)
   Net realized gain (loss)                             606,522      48,280,237      82,496,949     1,848,215    31,952,184
   Capital gain distribution from mutual funds        5,704,409      33,459,053      88,851,675    18,228,811    70,896,864
   Change in unrealized appreciation
     (depreciation) of investments                  (11,913,278)     56,490,570      (4,897,236)  (12,137,467)  (98,771,042)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations    (1,449,051)    163,303,172     187,473,393     9,689,899    (1,338,460)
                                                   ------------  --------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            12,808,386     121,598,886      67,209,026     9,026,159    44,192,485
   Payments for contract benefits or terminations   (24,382,503)   (157,642,452)   (140,125,919)  (13,446,645)  (50,870,268)
   Transfers between sub-accounts (including
     fixed account), net                             20,090,111     (44,817,219)    (75,892,347)   (9,485,241)  (28,927,600)
   Contract maintenance charges                        (236,576)     (1,014,837)       (861,335)     (139,716)     (722,932)
   Adjustments to net assets allocated to
     contracts in payout period                             845      (2,317,052)        (22,982)        4,381          (944)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        8,280,263     (84,192,674)   (149,693,557)  (14,041,062)  (36,329,259)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets                     6,831,212      79,110,498      37,779,836    (4,351,163)  (37,667,719)
Net assets at beginning of period                   234,777,345   1,739,836,354   1,656,936,168   164,771,108   594,477,478
                                                   ------------  --------------  --------------  ------------  ------------
Net assets at end of period                        $241,608,557  $1,818,946,852  $1,694,716,004  $160,419,945  $556,809,759
                                                   ============  ==============  ==============  ============  ============
Beginning units                                      71,630,465     458,029,060     471,076,938    22,848,552   315,722,066
Units issued                                         10,842,826      14,441,455       2,740,349       943,591    12,722,175
Units redeemed                                       (8,886,405)    (32,949,863)    (42,621,502)   (2,921,161)  (31,462,837)
                                                   ------------  --------------  --------------  ------------  ------------
Ending units                                         73,586,886     439,520,652     431,195,785    20,870,982   296,981,404
                                                   ============  ==============  ==============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  6,950,830  $   46,048,453  $   38,215,220  $  3,608,630  $         --
   Mortality and expense risk and administrative
     charges                                         (3,031,373)    (21,545,552)    (21,281,080)   (1,696,832)   (5,567,851)
   Reimbursements of expenses                           629,358              --              --            --            --
                                                   ------------  --------------  --------------  ------------  ------------
   Net investment income (loss)                       4,548,815      24,502,901      16,934,140     1,911,798    (5,567,851)
   Net realized gain (loss)                           2,539,932      46,661,295      76,541,969     3,811,329    25,697,399
   Capital gain distribution from mutual funds        6,161,628      62,926,768      86,651,691    10,527,957    51,262,709
   Change in unrealized appreciation
     (depreciation) of investments                  (19,530,896)   (154,742,332)   (256,859,923)  (18,499,201)  (17,800,225)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations    (6,280,521)    (20,651,368)    (76,732,123)   (2,248,117)   53,592,032
                                                   ------------  --------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            11,709,401     116,290,256      76,894,652    12,665,432    43,130,877
   Payments for contract benefits or terminations   (23,903,099)   (173,708,607)   (165,062,484)  (13,438,695)  (50,697,348)
   Transfers between sub-accounts (including
     fixed account), net                            (11,273,176)    (10,872,018)    (23,047,553)   (7,440,118)    6,607,687
   Contract maintenance charges                        (234,888)     (1,048,738)       (894,323)     (140,358)     (743,429)
   Adjustments to net assets allocated to
     contracts in payout period                           3,182        (325,033)         (4,702)       (2,979)         (848)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (23,698,580)    (69,664,140)   (112,114,410)   (8,356,718)   (1,703,061)
                                                   ------------  --------------  --------------  ------------  ------------
Increase (decrease) in net assets                   (29,979,101)    (90,315,508)   (188,846,533)  (10,604,835)   51,888,971
Net assets at beginning of period                   264,756,446   1,830,151,862   1,845,782,701   175,375,943   542,588,507
                                                   ------------  --------------  --------------  ------------  ------------
Net assets at end of period                        $234,777,345  $1,739,836,354  $1,656,936,168  $164,771,108  $594,477,478
                                                   ============  ==============  ==============  ============  ============
Beginning units                                      79,135,119     475,391,229     501,441,264    23,983,803   316,697,102
Units issued                                          4,684,223      11,895,612       6,586,292     1,375,538    20,745,433
Units redeemed                                      (12,188,877)    (29,257,781)    (36,950,618)   (2,510,789)  (21,720,469)
                                                   ------------  --------------  --------------  ------------  ------------
Ending units                                         71,630,465     458,029,060     471,076,938    22,848,552   315,722,066
                                                   ============  ==============  ==============  ============  ============

--------------------------------------------------------------------------------
                                      21

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                   VALIC                                      VALIC
                                                      VALIC      Company I        VALIC         VALIC       Company I
                                                    Company I     Capital       Company I     Company I      Dynamic
                                                    Broad Cap   Conservation   Core Equity     Dividend     Allocation
                                                    Value Fund      Fund          Fund        Value Fund       Fund
                                                   -----------  ------------  ------------  -------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $   643,372  $  3,157,000  $  2,547,519  $  12,695,605  $  4,911,915
   Mortality and expense risk and administrative
     charges                                          (451,686)   (1,496,247)   (2,178,511)    (5,684,704)   (2,555,465)
                                                   -----------  ------------  ------------  -------------  ------------
   Net investment income (loss)                        191,686     1,660,753       369,008      7,010,901     2,356,450
   Net realized gain (loss)                          2,753,569     1,151,069    14,918,867     17,892,872       525,787
   Capital gain distribution from mutual funds       2,947,537       341,952            --     57,332,811     9,740,651
   Change in unrealized appreciation
     (depreciation) of investments                    (303,940)     (388,156)    9,735,334      2,808,750    (3,526,008)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations    5,588,852     2,765,618    25,023,209     85,045,334     9,096,880
                                                   -----------  ------------  ------------  -------------  ------------
From contract transactions:
   Payments received from contract owners            2,353,787     9,139,520     4,026,531     34,483,269     4,703,611
   Payments for contract benefits or terminations   (3,985,319)  (17,989,063)  (19,222,007)   (53,729,321)  (14,806,071)
   Transfers between sub-accounts (including
     fixed account), net                            (2,962,666)  (12,667,197)   (8,881,878)    87,223,496    (5,696,110)
   Contract maintenance charges                        (90,875)     (122,664)     (112,925)      (839,938)   (2,684,022)
   Adjustments to net assets allocated to
     contracts in payout period                             --       (38,789)      (14,448)         7,704            --
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (4,685,073)  (21,678,193)  (24,204,727)    67,145,210   (18,482,592)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets                      903,779   (18,912,575)      818,482    152,190,544    (9,385,712)
Net assets at beginning of period                   45,883,915   163,371,798   236,139,646    523,407,251   250,654,035
                                                   -----------  ------------  ------------  -------------  ------------
Net assets at end of period                        $46,787,694  $144,459,223  $236,958,128  $ 675,597,795  $241,268,323
                                                   ===========  ============  ============  =============  ============
Beginning units                                     27,164,348    43,743,787    71,810,755    199,846,204   221,754,558
Units issued                                         2,961,983     5,668,338       266,271     53,269,729     5,021,868
Units redeemed                                      (5,554,505)  (10,896,659)   (7,505,071)   (29,542,628)  (21,020,393)
                                                   -----------  ------------  ------------  -------------  ------------
Ending units                                        24,571,826    38,515,466    64,571,955    223,573,305   205,756,033
                                                   ===========  ============  ============  =============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $   833,847  $  3,417,885  $  2,460,948  $  12,841,824  $         --
   Mortality and expense risk and administrative
     charges                                          (481,004)   (1,617,167)   (2,462,961)    (5,755,065)   (2,749,394)
                                                   -----------  ------------  ------------  -------------  ------------
   Net investment income (loss)                        352,843     1,800,718        (2,013)     7,086,759    (2,749,394)
   Net realized gain (loss)                          3,990,173     1,231,223    17,333,667     55,452,192     2,291,321
   Capital gain distribution from mutual funds       1,544,379            --            --     39,041,697            --
   Change in unrealized appreciation
     (depreciation) of investments                  (6,767,955)   (4,230,513)  (24,146,103)  (108,933,557)  (14,400,057)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from operations     (880,560)   (1,198,572)   (6,814,449)    (7,352,909)  (14,858,130)
                                                   -----------  ------------  ------------  -------------  ------------
From contract transactions:
   Payments received from contract owners            3,829,742     8,812,165     4,767,827     41,003,516    12,487,897
   Payments for contract benefits or terminations   (5,102,350)  (19,934,025)  (20,477,895)   (49,481,995)  (12,887,868)
   Transfers between sub-accounts (including
     fixed account), net                            (1,436,793)   (1,318,956)  (11,795,059)  (100,444,662)   (1,810,076)
   Contract maintenance charges                        (84,091)     (126,324)     (119,655)      (790,969)   (2,425,695)
   Adjustments to net assets allocated to
     contracts in payout period                             --      (199,621)        6,746         (3,822)           --
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (2,793,492)  (12,766,761)  (27,618,036)  (109,717,932)   (4,635,742)
                                                   -----------  ------------  ------------  -------------  ------------
Increase (decrease) in net assets                   (3,674,052)  (13,965,333)  (34,432,485)  (117,070,841)  (19,493,872)
Net assets at beginning of period                   49,557,967   177,337,131   270,572,131    640,478,092   270,147,907
                                                   -----------  ------------  ------------  -------------  ------------
Net assets at end of period                        $45,883,915  $163,371,798  $236,139,646  $ 523,407,251  $250,654,035
                                                   ===========  ============  ============  =============  ============
Beginning units                                     28,660,184    47,679,527    79,935,818    240,335,035   225,671,419
Units issued                                         4,014,916     4,463,047       350,133     10,078,672    13,311,519
Units redeemed                                      (5,510,752)   (8,398,787)   (8,475,196)   (50,567,503)  (17,228,380)
                                                   -----------  ------------  ------------  -------------  ------------
Ending units                                        27,164,348    43,743,787    71,810,755    199,846,204   221,754,558
                                                   ===========  ============  ============  =============  ============

--------------------------------------------------------------------------------
                                      22

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC                                       VALIC
                                                     Company I        VALIC          VALIC       Company I       VALIC
                                                     Emerging       Company I      Company I   Global Social   Company I
                                                     Economies    Foreign Value   Global Real    Awareness      Global
                                                       Fund           Fund        Estate Fund      Fund      Strategy Fund
                                                   -------------  -------------  ------------  ------------- -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  14,494,385  $  16,425,097  $ 10,847,353  $  6,947,853  $ 25,857,183
   Mortality and expense risk and administrative
     charges                                          (5,186,374)    (7,023,857)   (3,444,614)   (3,321,856)   (3,938,365)
                                                   -------------  -------------  ------------  ------------  ------------
   Net investment income (loss)                        9,308,011      9,401,240     7,402,739     3,625,997    21,918,818
   Net realized gain (loss)                              168,328     27,705,531       681,920    10,438,511     5,703,134
   Capital gain distribution from mutual funds                --             --    15,479,413            --    30,472,900
   Change in unrealized appreciation
     (depreciation) of investments                    45,019,663     42,551,854   (18,571,038)    6,844,961   (41,888,658)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations     54,496,002     79,658,625     4,993,034    20,909,469    16,206,194
                                                   -------------  -------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             37,250,874     38,186,760    24,196,597    16,055,687    18,474,712
   Payments for contract benefits or terminations    (47,838,510)   (68,150,640)  (33,122,496)  (30,246,945)  (35,161,851)
   Transfers between sub-accounts (including
     fixed account), net                              69,446,740    (30,999,514)  (31,859,321)   24,242,319   (39,842,307)
   Contract maintenance charges                         (278,849)      (617,031)     (257,436)     (166,184)     (392,201)
   Adjustments to net assets allocated to
     contracts in payout period                          (12,693)        (1,858)       (1,570)       (8,856)       (3,456)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        58,567,562    (61,582,283)  (41,044,226)    9,876,021   (56,925,103)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets                    113,063,564     18,076,342   (36,051,192)   30,785,490   (40,718,909)
Net assets at beginning of period                    501,780,320    734,683,542   363,703,122   351,899,865   447,174,232
                                                   -------------  -------------  ------------  ------------  ------------
Net assets at end of period                        $ 614,843,884  $ 752,759,884  $327,651,930  $382,685,355  $406,455,323
                                                   =============  =============  ============  ============  ============
Beginning units                                      660,910,371    629,024,693   275,159,684    63,101,430   246,487,329
Units issued                                         132,952,450     18,877,175    12,977,092     5,971,109     4,136,513
Units redeemed                                       (60,704,929)   (66,880,562)  (43,424,468)   (4,499,303)  (35,714,389)
                                                   -------------  -------------  ------------  ------------  ------------
Ending units                                         733,157,892    581,021,306   244,712,308    64,573,236   214,909,453
                                                   =============  =============  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  12,933,124  $  22,917,266  $ 10,408,207  $  8,156,084  $ 13,495,609
   Mortality and expense risk and administrative
     charges                                          (5,471,298)    (8,036,775)   (3,934,273)   (3,587,908)   (4,646,800)
                                                   -------------  -------------  ------------  ------------  ------------
   Net investment income (loss)                        7,461,826     14,880,491     6,473,934     4,568,176     8,848,809
   Net realized gain (loss)                           11,623,317     27,609,717    15,485,855    27,412,862    12,983,423
   Capital gain distribution from mutual funds                --             --    10,493,453            --    15,821,652
   Change in unrealized appreciation
     (depreciation) of investments                  (107,532,624)  (105,274,526)  (36,379,545)  (34,986,568)  (64,880,406)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations    (88,447,481)   (62,784,318)   (3,926,303)   (3,005,530)  (27,226,522)
                                                   -------------  -------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             41,466,994     44,504,550    33,645,138    16,571,936    23,350,738
   Payments for contract benefits or terminations    (49,657,320)   (80,765,163)  (34,628,776)  (32,854,555)  (47,629,312)
   Transfers between sub-accounts (including
     fixed account), net                               1,585,027     (8,642,804)  (38,362,130)  (33,465,644)   (7,545,844)
   Contract maintenance charges                         (238,120)      (648,689)     (284,704)     (174,060)     (417,716)
   Adjustments to net assets allocated to
     contracts in payout period                           (8,051)        (1,541)           43        (6,792)      (10,690)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        (6,851,470)   (45,553,647)  (39,630,429)  (49,929,115)  (32,252,824)
                                                   -------------  -------------  ------------  ------------  ------------
Increase (decrease) in net assets                    (95,298,951)  (108,337,965)  (43,556,732)  (52,934,645)  (59,479,346)
Net assets at beginning of period                    597,079,271    843,021,507   407,259,854   404,834,510   506,653,578
                                                   -------------  -------------  ------------  ------------  ------------
Net assets at end of period                        $ 501,780,320  $ 734,683,542  $363,703,122  $351,899,865  $447,174,232
                                                   =============  =============  ============  ============  ============
Beginning units                                      665,527,599    662,436,645   305,179,712    71,601,453   263,440,548
Units issued                                          71,475,890     23,534,859    19,675,021     1,203,702     5,714,219
Units redeemed                                       (76,093,118)   (56,946,811)  (49,695,049)   (9,703,725)  (22,667,438)
                                                   -------------  -------------  ------------  ------------  ------------
Ending units                                         660,910,371    629,024,693   275,159,684    63,101,430   246,487,329
                                                   =============  =============  ============  ============  ============

--------------------------------------------------------------------------------
                                      23

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC         VALIC                                       VALIC
                                                     Company I     Company I        VALIC                      Company I
                                                     Government    Government     Company I       VALIC         Health
                                                   Money Market I  Securities     Growth &      Company I      Sciences
                                                        Fund          Fund       Income Fund   Growth Fund       Fund
                                                   -------------- ------------  ------------  -------------  -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                        $     32,447  $  2,578,090  $  1,313,843  $   5,868,376  $          --
   Mortality and expense risk and administrative
     charges                                          (3,038,051)   (1,046,282)     (995,924)    (8,454,678)    (7,386,083)
                                                    ------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                       (3,005,604)    1,531,808       317,919     (2,586,302)    (7,386,083)
   Net realized gain (loss)                                   --       369,128     7,854,623     98,388,109    100,386,666
   Capital gain distribution from mutual funds                --            --     4,859,974    145,286,067    113,022,837
   Change in unrealized appreciation
     (depreciation) of investments                            --    (1,918,748)   (3,057,284)  (209,033,566)  (306,007,197)
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations     (3,005,604)      (17,812)    9,975,232     32,054,308    (99,983,777)
                                                    ------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners            119,109,479     5,180,346     4,721,985     26,302,972     49,118,248
   Payments for contract benefits or terminations    (39,805,279)  (11,315,945)   (9,922,396)   (72,956,921)   (60,307,292)
   Transfers between sub-accounts (including
     fixed account), net                             (73,460,322)   13,386,839    (6,474,668)   (90,347,788)  (124,867,884)
   Contract maintenance charges                         (165,226)      (88,384)     (139,059)      (513,061)      (367,428)
   Adjustments to net assets allocated to
     contracts in payout period                             (549)       (1,990)       (1,647)        (3,286)         7,411
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions                                         5,678,103     7,160,866   (11,815,785)  (137,518,084)  (136,416,945)
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                      2,672,499     7,143,054    (1,840,553)  (105,463,776)  (236,400,722)
Net assets at beginning of period                    321,332,426   102,440,812   106,900,848    972,367,632    908,213,668
                                                    ------------  ------------  ------------  -------------  -------------
Net assets at end of period                         $324,004,925  $109,583,866  $105,060,295  $ 866,903,856  $ 671,812,946
                                                    ============  ============  ============  =============  =============
Beginning units                                      161,057,840    28,530,544    30,787,070    563,317,952    198,619,038
Units issued                                          37,812,727     7,810,264     3,453,424     31,508,431      5,911,683
Units redeemed                                       (34,873,756)   (4,929,046)   (6,748,967)  (110,953,798)   (38,755,190)
                                                    ------------  ------------  ------------  -------------  -------------
Ending units                                         163,996,811    31,411,762    27,491,527    483,872,585    165,775,531
                                                    ============  ============  ============  =============  =============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                        $     32,457  $  2,495,469  $  1,070,810  $   5,906,799  $          --
   Mortality and expense risk and administrative
     charges                                          (3,072,531)   (1,029,143)   (1,071,041)    (9,380,538)    (8,555,937)
                                                    ------------  ------------  ------------  -------------  -------------
   Net investment income (loss)                       (3,040,074)    1,466,326          (231)    (3,473,739)    (8,555,937)
   Net realized gain (loss)                                   --       146,970     6,053,796     63,683,389     23,457,831
   Capital gain distribution from mutual funds                --            --            --    110,663,368    105,211,129
   Change in unrealized appreciation
     (depreciation) of investments                            --    (1,723,826)   (7,195,457)  (150,508,745)   (35,909,487)
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from operations     (3,040,074)     (110,530)   (1,141,892)    20,364,273     84,203,536
                                                    ------------  ------------  ------------  -------------  -------------
From contract transactions:
   Payments received from contract owners            119,712,890     5,212,984     5,037,880     35,884,299     68,538,931
   Payments for contract benefits or terminations    (31,429,244)  (11,362,356)   (8,694,531)   (79,167,781)   (64,524,269)
   Transfers between sub-accounts (including
     fixed account), net                             (95,398,338)   (8,851,051)     (807,713)    19,163,641     79,056,504
   Contract maintenance charges                         (161,685)      (77,737)      (99,852)      (603,362)      (424,018)
   Adjustments to net assets allocated to
     contracts in payout period                             (547)       (1,134)        6,617        (10,698)        11,792
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets from contract
  transactions                                        (7,276,924)  (15,079,294)   (4,557,599)   (24,733,901)    82,658,940
                                                    ------------  ------------  ------------  -------------  -------------
Increase (decrease) in net assets                    (10,316,998)  (15,189,824)   (5,699,491)    (4,369,628)   166,862,476
Net assets at beginning of period                    331,649,424   117,630,636   112,600,339    976,737,260    741,351,192
                                                    ------------  ------------  ------------  -------------  -------------
Net assets at end of period                         $321,332,426  $102,440,812  $106,900,848  $ 972,367,632  $ 908,213,668
                                                    ============  ============  ============  =============  =============
Beginning units                                      164,765,549    32,589,746    32,066,742    577,668,720    180,846,975
Units issued                                          36,799,255     4,526,967     4,399,196     46,123,567     25,852,170
Units redeemed                                       (40,506,964)   (8,586,169)   (5,678,868)   (60,474,335)    (8,080,107)
                                                    ------------  ------------  ------------  -------------  -------------
Ending units                                         161,057,840    28,530,544    30,787,070    563,317,952    198,619,038
                                                    ============  ============  ============  =============  =============

--------------------------------------------------------------------------------
                                      24

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC         VALIC          VALIC
                                                     Company I     Company I      Company I       VALIC         VALIC
                                                     Inflation   International  International   Company I     Company I
                                                     Protected   Equities Index  Government   International   Large Cap
                                                       Fund           Fund        Bond Fund    Growth Fund    Core Fund
                                                   ------------  -------------- ------------- ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  5,166,945   $ 23,205,767  $  4,201,528  $  5,858,409  $  5,121,591
   Mortality and expense risk and administrative
     charges                                         (4,214,692)    (7,957,766)   (1,887,416)   (3,745,945)   (1,413,058)
                                                   ------------   ------------  ------------  ------------  ------------
   Net investment income (loss)                         952,253     15,248,001     2,314,112     2,112,464     3,708,533
   Net realized gain (loss)                           7,348,001      7,918,777    (3,792,949)   13,717,388     6,599,346
   Capital gain distribution from mutual funds          785,489             --       599,012    32,277,845    26,931,165
   Change in unrealized appreciation
     (depreciation) of investments                    3,147,472    (20,992,338)    4,217,334   (63,495,526)  (26,447,900)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations    12,233,215      2,174,440     3,337,509   (15,387,829)   10,791,144
                                                   ------------   ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            22,295,366     53,755,141     8,711,638    16,255,580    10,264,713
   Payments for contract benefits or terminations   (46,601,780)   (75,446,634)  (18,908,567)  (32,817,762)  (14,155,161)
   Transfers between sub-accounts (including
     fixed account), net                            (11,386,667)    25,817,425    41,552,201   (45,066,954)  (18,368,788)
   Contract maintenance charges                        (732,255)      (840,839)     (301,791)     (361,258)     (179,602)
   Adjustments to net assets allocated to
     contracts in payout period                          (7,358)         1,518          (430)       (6,277)      (30,317)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                      (36,432,694)     3,286,611    31,053,051   (61,996,671)  (22,469,155)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets                   (24,199,479)     5,461,051    34,390,560   (77,384,500)  (11,678,011)
Net assets at beginning of period                   436,497,104    865,679,376   147,455,407   445,479,501   154,650,837
                                                   ------------   ------------  ------------  ------------  ------------
Net assets at end of period                        $412,297,625   $871,140,427  $181,845,967  $368,095,001  $142,972,826
                                                   ============   ============  ============  ============  ============
Beginning units                                     349,403,515    479,975,167    51,940,666   161,609,345    70,024,026
Units issued                                         28,834,100     49,742,783    20,393,252     5,196,228     3,251,583
Units redeemed                                      (57,205,487)   (47,751,337)  (10,232,137)  (27,959,468)  (13,078,636)
                                                   ------------   ------------  ------------  ------------  ------------
Ending units                                        321,032,128    481,966,613    62,101,781   138,846,105    60,196,973
                                                   ============   ============  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  8,510,455   $ 31,716,243  $  4,172,576  $  7,492,288  $  1,745,236
   Mortality and expense risk and administrative
     charges                                         (4,278,552)    (8,780,241)   (1,552,573)   (4,566,734)   (1,556,976)
                                                   ------------   ------------  ------------  ------------  ------------
   Net investment income (loss)                       4,231,903     22,936,002     2,620,003     2,925,554       188,260
   Net realized gain (loss)                           7,682,766     47,612,545    (4,181,697)   29,125,585    10,498,403
   Capital gain distribution from mutual funds          847,131             --       445,297     3,322,272    24,579,298
   Change in unrealized appreciation
     (depreciation) of investments                  (30,157,547)   (90,424,129)   (5,856,702)  (39,570,797)  (31,615,999)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations   (17,395,747)   (19,875,582)   (6,973,099)   (4,197,386)    3,649,962
                                                   ------------   ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners            25,657,747     61,447,682     7,969,456    21,857,687    10,773,893
   Payments for contract benefits or terminations   (44,335,736)   (80,004,265)  (14,793,943)  (45,934,255)  (14,140,224)
   Transfers between sub-accounts (including
     fixed account), net                             25,993,890     26,465,184    (9,576,961)  (33,779,048)  (14,001,347)
   Contract maintenance charges                        (768,791)      (955,323)     (242,240)     (401,141)     (180,560)
   Adjustments to net assets allocated to
     contracts in payout period                          (7,505)         2,638        (3,674)       (8,137)        1,824
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        6,539,605      6,955,916   (16,647,362)  (58,264,894)  (17,546,414)
                                                   ------------   ------------  ------------  ------------  ------------
Increase (decrease) in net assets                   (10,856,142)   (12,919,666)  (23,620,461)  (62,462,280)  (13,896,452)
Net assets at beginning of period                   447,353,246    878,599,042   171,075,868   507,941,781   168,547,289
                                                   ------------   ------------  ------------  ------------  ------------
Net assets at end of period                        $436,497,104   $865,679,376  $147,455,407  $445,479,501  $154,650,837
                                                   ============   ============  ============  ============  ============
Beginning units                                     343,815,581    477,197,431    57,426,985   181,601,799    77,828,281
Units issued                                         41,907,919     90,573,796     9,232,637     7,036,998     3,644,755
Units redeemed                                      (36,319,985)   (87,796,060)  (14,718,956)  (27,029,452)  (11,449,010)
                                                   ------------   ------------  ------------  ------------  ------------
Ending units                                        349,403,515    479,975,167    51,940,666   161,609,345    70,024,026
                                                   ============   ============  ============  ============  ============

--------------------------------------------------------------------------------
                                      25

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     VALIC                       VALIC
                                                       VALIC          VALIC        Company I      VALIC        Company I
                                                     Company I    Company I Mid     Mid Cap     Company I      Science &
                                                   Large Capital    Cap Index      Strategic    Nasdaq-100     Technology
                                                    Growth Fund       Fund        Growth Fund   Index Fund        Fund
                                                   ------------- --------------  ------------  ------------  -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  3,321,314  $   35,969,923  $         --  $  1,919,367  $          --
   Mortality and expense risk and administrative
     charges                                         (3,575,884)    (27,421,775)   (2,178,496)   (2,770,576)    (8,498,681)
                                                   ------------  --------------  ------------  ------------  -------------
   Net investment income (loss)                        (254,570)      8,548,148    (2,178,496)     (851,209)    (8,498,681)
   Net realized gain (loss)                          13,159,704     134,123,857    11,547,605    18,521,561     54,351,724
   Capital gain distribution from mutual funds       17,162,984     274,465,538    31,887,211    11,796,784    161,411,132
   Change in unrealized appreciation
     (depreciation) of investments                  (11,072,287)    102,074,943   (22,227,055)  (12,881,535)  (151,944,762)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from operations    18,995,831     519,212,486    19,029,265    16,585,601     55,319,413
                                                   ------------  --------------  ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners            10,987,872     124,288,766     7,273,727    24,318,566     25,205,960
   Payments for contract benefits or terminations   (30,405,079)   (239,138,917)  (19,297,600)  (22,457,282)   (67,493,444)
   Transfers between sub-accounts (including
     fixed account), net                            (11,695,433)    (41,571,805)  (12,964,899)   (8,228,875)   (27,229,319)
   Contract maintenance charges                        (187,432)     (2,109,601)     (100,009)     (135,553)      (320,457)
   Adjustments to net assets allocated to
     contracts in payout period                         (21,006)        (48,064)       (1,145)          607        (14,754)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                      (31,321,078)   (158,579,621)  (25,089,926)   (6,502,537)   (69,852,014)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets                   (12,325,247)    360,632,865    (6,060,661)   10,083,064    (14,532,601)
Net assets at beginning of period                   380,367,232   2,837,815,823   236,154,244   288,931,614    934,907,487
                                                   ------------  --------------  ------------  ------------  -------------
Net assets at end of period                        $368,041,985  $3,198,448,688  $230,093,583  $299,014,678  $ 920,374,886
                                                   ============  ==============  ============  ============  =============
Beginning units                                     225,298,744     171,943,269   122,905,459   230,783,788    193,307,934
Units issued                                          2,034,308       7,378,171       860,218    19,445,063      3,322,818
Units redeemed                                      (20,019,816)    (15,859,974)  (13,500,772)  (24,365,062)   (17,536,107)
                                                   ------------  --------------  ------------  ------------  -------------
Ending units                                        207,313,236     163,461,466   110,264,905   225,863,789    179,094,645
                                                   ============  ==============  ============  ============  =============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  2,214,623  $   31,770,840  $         --  $  2,470,182  $          --
   Mortality and expense risk and administrative
     charges                                         (3,811,238)    (29,722,666)   (2,475,582)   (2,667,738)    (8,899,897)
                                                   ------------  --------------  ------------  ------------  -------------
   Net investment income (loss)                      (1,596,615)      2,048,174    (2,475,582)     (197,556)    (8,899,897)
   Net realized gain (loss)                          15,030,674     157,514,199    21,459,298    12,966,838     61,454,342
   Capital gain distribution from mutual funds       71,093,272     173,202,309    38,376,225     2,969,410     95,878,690
   Change in unrealized appreciation
     (depreciation) of investments                  (87,883,368)   (433,385,402)  (65,576,678)    5,495,966    (85,700,551)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from operations    (3,356,037)   (100,620,720)   (8,216,737)   21,234,658     62,732,584
                                                   ------------  --------------  ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners            11,120,001     143,835,706     8,345,570    24,638,376     26,328,449
   Payments for contract benefits or terminations   (31,156,322)   (267,055,847)  (22,471,505)  (21,727,485)   (72,319,888)
   Transfers between sub-accounts (including
     fixed account), net                            (10,369,468)    (68,693,043)  (16,465,104)    8,780,129    (23,689,759)
   Contract maintenance charges                        (191,158)     (2,342,283)     (113,571)     (134,641)      (329,557)
   Adjustments to net assets allocated to
     contracts in payout period                           3,233         (24,843)       (1,244)           (6)       (14,521)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                      (30,593,714)   (194,280,310)  (30,705,854)   11,556,373    (70,025,276)
                                                   ------------  --------------  ------------  ------------  -------------
Increase (decrease) in net assets                   (33,949,751)   (294,901,030)  (38,922,591)   32,791,031     (7,292,692)
Net assets at beginning of period                   414,316,983   3,132,716,853   275,076,835   256,140,583    942,200,179
                                                   ------------  --------------  ------------  ------------  -------------
Net assets at end of period                        $380,367,232  $2,837,815,823  $236,154,244  $288,931,614  $ 934,907,487
                                                   ============  ==============  ============  ============  =============
Beginning units                                     242,825,241     181,983,085   138,081,014   221,062,156    207,052,424
Units issued                                          2,837,453       5,274,594     3,458,558    28,056,742      3,981,832
Units redeemed                                      (20,363,950)    (15,314,410)  (18,634,113)  (18,335,110)   (17,726,322)
                                                   ------------  --------------  ------------  ------------  -------------
Ending units                                        225,298,744     171,943,269   122,905,459   230,783,788    193,307,934
                                                   ============  ==============  ============  ============  =============

--------------------------------------------------------------------------------
                                      26

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                       VALIC                                       VALIC
                                                     Company I       VALIC         VALIC         Company I       VALIC
                                                     Small Cap     Company I     Company I       Small Cap     Company I
                                                    Aggressive     Small Cap     Small Cap        Special      Small Mid
                                                    Growth Fund      Fund        Index Fund     Values Fund   Growth Fund
                                                   ------------  ------------  --------------  ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $         --  $    603,870  $   11,792,739  $  3,108,533  $         --
   Mortality and expense risk and administrative
     charges                                           (973,765)   (2,846,675)     (8,659,845)   (1,935,056)     (997,091)
                                                   ------------  ------------  --------------  ------------  ------------
   Net investment income (loss)                        (973,765)   (2,242,805)      3,132,894     1,173,477      (997,091)
   Net realized gain (loss)                          (1,963,397)   17,036,437      54,546,868    12,977,845     9,866,303
   Capital gain distribution from mutual funds       15,059,977    47,613,903      67,586,386    20,764,804    11,644,947
   Change in unrealized appreciation
     (depreciation) of investments                  (11,984,323)  (22,533,588)     48,779,765    18,317,466   (22,090,544)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations       138,492    39,873,947     174,045,913    53,233,592    (1,576,385)
                                                   ------------  ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             7,921,050     5,779,410      45,287,561     7,437,869     3,520,381
   Payments for contract benefits or terminations    (9,281,514)  (23,440,027)    (73,534,636)  (16,789,896)   (8,246,637)
   Transfers between sub-accounts (including
     fixed account), net                             (7,330,093)   (9,900,391)     (5,251,812)   10,394,727   (14,627,647)
   Contract maintenance charges                         (57,751)     (124,494)       (645,270)      (67,635)      (50,065)
   Adjustments to net assets allocated to
     contracts in payout period                             (31)         (554)          4,543           483          (277)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                       (8,748,339)  (27,686,056)    (34,139,614)      975,548   (19,404,245)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets                    (8,609,847)   12,187,891     139,906,299    54,209,140   (20,980,630)
Net assets at beginning of period                   115,361,847   302,832,444     916,967,370   191,258,568   120,360,724
                                                   ------------  ------------  --------------  ------------  ------------
Net assets at end of period                        $106,752,000  $315,020,335  $1,056,873,669  $245,467,708  $ 99,380,094
                                                   ============  ============  ==============  ============  ============
Beginning units                                      53,883,079    69,598,178     168,425,599   124,945,522    75,232,723
Units issued                                          5,500,627     1,041,480      13,101,629    13,902,257     1,037,627
Units redeemed                                       (9,966,104)   (7,281,939)    (20,244,995)  (14,061,645)  (13,736,231)
                                                   ------------  ------------  --------------  ------------  ------------
Ending units                                         49,417,602    63,357,719     161,282,233   124,786,134    62,534,119
                                                   ============  ============  ==============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $         --  $         --  $   10,854,892  $  2,057,855  $         --
   Mortality and expense risk and administrative
     charges                                         (1,104,118)   (3,277,460)     (9,687,891)   (1,992,115)   (1,203,328)
                                                   ------------  ------------  --------------  ------------  ------------
   Net investment income (loss)                      (1,104,118)   (3,277,460)      1,167,001        65,740    (1,203,328)
   Net realized gain (loss)                           4,789,490    25,742,971      78,835,894    15,770,860     7,412,354
   Capital gain distribution from mutual funds       22,125,679    53,006,575      55,921,291    16,341,316    27,361,029
   Change in unrealized appreciation
     (depreciation) of investments                  (26,401,769)  (93,632,225)   (188,166,067)  (42,592,990)  (35,241,086)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from operations      (590,718)  (18,160,139)    (52,241,881)  (10,415,074)   (1,671,031)
                                                   ------------  ------------  --------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             8,005,846     6,868,788      51,587,233     7,455,027     4,525,702
   Payments for contract benefits or terminations    (9,128,006)  (29,618,056)    (86,614,504)  (20,446,123)  (10,518,411)
   Transfers between sub-accounts (including
     fixed account), net                             10,957,571   (15,816,773)    (46,279,244)   (7,507,914)    7,390,728
   Contract maintenance charges                         (64,209)     (130,280)       (685,867)      (63,637)     (100,461)
   Adjustments to net assets allocated to
     contracts in payout period                             (34)       (5,972)        (11,399)        1,987          (267)
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                        9,771,168   (38,702,293)    (82,003,781)  (20,560,660)    1,297,291
                                                   ------------  ------------  --------------  ------------  ------------
Increase (decrease) in net assets                     9,180,450   (56,862,432)   (134,245,662)  (30,975,734)     (373,740)
Net assets at beginning of period                   106,181,397   359,694,876   1,051,213,032   222,234,302   120,734,464
                                                   ------------  ------------  --------------  ------------  ------------
Net assets at end of period                        $115,361,847  $302,832,444  $  916,967,370  $191,258,568  $120,360,724
                                                   ============  ============  ==============  ============  ============
Beginning units                                      49,888,671    77,943,885     181,699,697   137,726,181    74,225,207
Units issued                                         11,855,042       457,255       9,234,680     2,728,825     8,480,333
Units redeemed                                       (7,860,634)   (8,802,962)    (22,508,778)  (15,509,484)   (7,472,817)
                                                   ------------  ------------  --------------  ------------  ------------
Ending units                                         53,883,079    69,598,178     168,425,599   124,945,522    75,232,723
                                                   ============  ============  ==============  ============  ============

--------------------------------------------------------------------------------
                                      27

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                     VALIC         VALIC         VALIC
                                                        VALIC                      Company II    Company II    Company II
                                                      Company I       VALIC        Aggressive     Capital     Conservative
                                                     Stock Index    Company I        Growth     Appreciation     Growth
                                                        Fund        Value Fund   Lifestyle Fund     Fund     Lifestyle Fund
                                                   --------------  ------------  -------------- ------------ --------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $   95,898,589  $  1,343,902   $ 10,688,347  $   145,257   $  8,904,462
   Mortality and expense risk and administrative
     charges                                          (36,434,620)     (841,396)    (4,946,739)    (362,728)    (3,113,588)
   Reimbursements of expenses                                  --            --      1,275,837       93,779        791,444
                                                   --------------  ------------   ------------  -----------   ------------
   Net investment income (loss)                        59,463,969       502,506      7,017,445     (123,692)     6,582,318
   Net realized gain (loss)                           166,142,690     7,405,494     16,094,166    3,294,883      1,423,041
   Capital gain distribution from mutual funds        280,466,344            --     36,688,904    3,632,730     12,929,029
   Change in unrealized appreciation
     (depreciation) of investments                   (120,717,633)    2,324,681    (19,690,191)  (6,304,450)    (2,735,836)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from operations     385,355,370    10,232,681     40,110,324      499,471     18,198,552
                                                   --------------  ------------   ------------  -----------   ------------
From contract transactions:
   Payments received from contract owners             144,479,617     4,094,780     56,739,603    1,766,736     35,814,347
   Payments for contract benefits or terminations    (330,421,918)   (9,926,320)   (40,445,348)  (3,518,920)   (34,528,775)
   Transfers between sub-accounts (including
     fixed account), net                              (76,049,813)   (3,340,353)   (34,107,131)  (1,930,898)   (11,234,573)
   Contract maintenance charges                        (2,189,029)     (122,074)    (1,195,191)     (51,830)      (284,860)
   Adjustments to net assets allocated to
     contracts in payout period                          (138,870)           35          5,602           --        (27,518)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from contract
  transactions                                       (264,320,013)   (9,293,932)   (19,002,465)  (3,734,912)   (10,261,379)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets                     121,035,357       938,749     21,107,859   (3,235,441)     7,937,173
Net assets at beginning of period                   3,864,262,592    90,361,531    509,379,160   39,744,607    315,811,195
                                                   --------------  ------------   ------------  -----------   ------------
Net assets at end of period                        $3,985,297,949  $ 91,300,280   $530,487,019  $36,509,166   $323,748,368
                                                   ==============  ============   ============  ===========   ============
Beginning units                                       469,712,564    46,550,338    186,171,483   23,015,325    122,366,806
Units issued                                           15,280,933     2,017,285      7,891,137    1,233,438      6,829,379
Units redeemed                                        (46,330,470)   (6,676,983)   (14,588,665)  (3,384,996)   (10,734,115)
                                                   --------------  ------------   ------------  -----------   ------------
Ending units                                          438,663,027    41,890,640    179,473,955   20,863,767    118,462,070
                                                   ==============  ============   ============  ===========   ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $   67,339,107  $  1,485,792   $  8,383,526  $   130,988   $  7,237,648
   Mortality and expense risk and administrative
     charges                                          (38,883,131)     (934,054)    (5,105,938)    (390,459)    (3,232,436)
   Reimbursements of expenses                                  --            --      1,315,686      101,171        822,148
                                                   --------------  ------------   ------------  -----------   ------------
   Net investment income (loss)                        28,455,976       551,738      4,593,274     (158,300)     4,827,360
   Net realized gain (loss)                           216,295,785     7,250,076     14,972,290    3,972,526      4,333,467
   Capital gain distribution from mutual funds        151,509,894            --     37,795,753           --     14,559,242
   Change in unrealized appreciation
     (depreciation) of investments                   (390,410,486)  (11,797,452)   (65,614,192)  (1,793,478)   (30,505,695)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from operations       5,851,169    (3,995,638)    (8,252,875)   2,020,748     (6,785,626)
                                                   --------------  ------------   ------------  -----------   ------------
From contract transactions:
   Payments received from contract owners             165,719,775     4,212,522     69,858,059    2,163,813     47,973,058
   Payments for contract benefits or terminations    (353,182,016)  (10,131,688)   (38,842,956)  (4,252,604)   (36,086,173)
   Transfers between sub-accounts (including
     fixed account), net                             (168,495,897)   (3,695,108)   (27,303,611)  (2,281,438)   (13,978,676)
   Contract maintenance charges                        (2,340,794)     (130,717)    (1,219,879)     (53,822)      (270,191)
   Adjustments to net assets allocated to
     contracts in payout period                          (457,178)           28            449           --        (29,311)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets from contract
  transactions                                       (358,756,110)   (9,744,963)     2,492,062   (4,424,051)    (2,391,293)
                                                   --------------  ------------   ------------  -----------   ------------
Increase (decrease) in net assets                    (352,904,941)  (13,740,601)    (5,760,813)  (2,403,303)    (9,176,919)
Net assets at beginning of period                   4,217,167,533   104,102,132    515,139,973   42,147,910    324,988,114
                                                   --------------  ------------   ------------  -----------   ------------
Net assets at end of period                        $3,864,262,592  $ 90,361,531   $509,379,160  $39,744,607   $315,811,195
                                                   ==============  ============   ============  ===========   ============
Beginning units                                       509,445,145    51,425,430    185,272,756   25,635,001    123,317,312
Units issued                                           10,081,182     1,441,837     13,397,103    1,289,657     11,251,545
Units redeemed                                        (49,813,763)   (6,316,929)   (12,498,376)  (3,909,333)   (12,202,051)
                                                   --------------  ------------   ------------  -----------   ------------
Ending units                                          469,712,564    46,550,338    186,171,483   23,015,325    122,366,806
                                                   ==============  ============   ============  ===========   ============

--------------------------------------------------------------------------------
                                      28

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                     VALIC                        VALIC
                                                       VALIC       Company II      VALIC       Company II      VALIC
                                                     Company II    Government    Company II   International  Company II
                                                     Core Bond    Money Market   High Yield   Opportunities  Large Cap
                                                        Fund        II Fund      Bond Fund        Fund       Value Fund
                                                   -------------  ------------  ------------  ------------- ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $  19,002,296  $     15,447  $ 16,266,115  $  6,111,143  $  2,083,167
   Mortality and expense risk and administrative
     charges                                          (9,185,669)   (1,447,742)   (3,684,867)   (5,375,377)   (1,800,665)
   Reimbursements of expenses                          2,365,187       380,964       940,893     1,385,185       452,439
                                                   -------------  ------------  ------------  ------------  ------------
   Net investment income (loss)                       12,181,814    (1,051,331)   13,522,141     2,120,951       734,941
   Net realized gain (loss)                            6,229,891            --     1,789,035    42,966,968    19,521,104
   Capital gain distribution from mutual funds         2,634,321             1            --            --            --
   Change in unrealized appreciation
     (depreciation) of investments                     4,565,184             1    26,942,861   (50,777,451)    9,290,853
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations     25,611,210    (1,051,329)   42,254,037    (5,689,532)   29,546,898
                                                   -------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             64,133,524    40,272,667    19,444,775    35,758,424    10,384,461
   Payments for contract benefits or terminations   (102,802,534)  (24,077,172)  (38,958,189)  (51,401,411)  (17,403,348)
   Transfers between sub-accounts (including
     fixed account), net                             (24,720,314)  (50,313,062)   69,012,863   (71,240,880)    6,451,175
   Contract maintenance charges                         (751,608)      (83,564)     (386,832)     (245,807)     (266,583)
   Adjustments to net assets allocated to
     contracts in payout period                              354            94        (2,822)       (2,298)       (1,312)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                       (64,140,578)  (34,201,037)   49,109,795   (87,131,972)     (835,607)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets                    (38,529,368)  (35,252,366)   91,363,832   (92,821,504)   28,711,291
Net assets at beginning of period                    931,326,862   169,405,376   357,920,693   596,947,798   175,268,726
                                                   -------------  ------------  ------------  ------------  ------------
Net assets at end of period                        $ 892,797,494  $134,153,010  $449,284,525  $504,126,294  $203,980,017
                                                   =============  ============  ============  ============  ============
Beginning units                                      478,175,881   137,896,669   151,445,812   268,732,142    65,553,811
Units issued                                          77,665,403    39,867,445    37,025,885     3,139,284    13,126,951
Units redeemed                                      (106,469,448)  (67,896,990)  (19,698,019)  (42,082,223)  (12,329,124)
                                                   -------------  ------------  ------------  ------------  ------------
Ending units                                         449,371,836   109,867,124   168,773,678   229,789,203    66,351,638
                                                   =============  ============  ============  ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $  16,142,480  $     15,865  $ 16,557,431  $  7,370,676  $  2,507,491
   Mortality and expense risk and administrative
     charges                                          (7,758,434)   (1,503,651)   (3,469,656)   (5,664,457)   (1,804,372)
   Reimbursements of expenses                          1,998,806       392,962       884,435     1,461,572       463,299
                                                   -------------  ------------  ------------  ------------  ------------
   Net investment income (loss)                       10,382,852    (1,094,824)   13,972,210     3,167,791     1,166,418
   Net realized gain (loss)                            1,890,603            (1)    8,970,044    22,003,132    11,552,631
   Change in unrealized appreciation
     (depreciation) of investments                   (21,669,904)            1   (39,944,300)   18,360,482   (19,181,678)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations     (9,396,449)   (1,094,824)  (17,002,046)   43,531,405    (6,462,629)
                                                   -------------  ------------  ------------  ------------  ------------
From contract transactions:
   Payments received from contract owners             59,176,917    41,637,953    23,285,131    38,845,057    11,193,060
   Payments for contract benefits or terminations    (83,814,427)  (18,564,817)  (37,764,726)  (54,900,662)  (19,295,807)
   Transfers between sub-accounts (including
     fixed account), net                             251,995,659   (11,178,121)   51,461,745    23,521,008    (4,302,318)
   Contract maintenance charges                         (718,792)      (83,255)     (391,535)     (277,653)     (248,868)
   Adjustments to net assets allocated to
     contracts in payout period                              405           526            41           884          (299)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets from contract
  transactions                                       226,639,762    11,812,286    36,590,656     7,188,634   (12,654,232)
                                                   -------------  ------------  ------------  ------------  ------------
Increase (decrease) in net assets                    217,243,313    10,717,462    19,588,610    50,720,039   (19,116,861)
Net assets at beginning of period                    714,083,549   158,687,914   338,332,083   546,227,759   194,385,587
                                                   -------------  ------------  ------------  ------------  ------------
Net assets at end of period                        $ 931,326,862  $169,405,376  $357,920,693  $596,947,798  $175,268,726
                                                   =============  ============  ============  ============  ============
Beginning units                                      362,992,296   129,017,658   136,270,181   264,766,357    70,147,074
Units issued                                         138,922,831    54,162,097    32,237,025    25,945,784     3,384,850
Units redeemed                                       (23,739,246)  (45,283,086)  (17,061,394)  (21,979,999)   (7,978,113)
                                                   -------------  ------------  ------------  ------------  ------------
Ending units                                         478,175,881   137,896,669   151,445,812   268,732,142    65,553,811
                                                   =============  ============  ============  ============  ============

--------------------------------------------------------------------------------
                                      29

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                                    VALIC
                                                       VALIC         VALIC        Company II       VALIC         VALIC
                                                    Company II     Company II      Moderate     Company II     Company II
                                                      Mid Cap       Mid Cap         Growth       Small Cap     Small Cap
                                                    Growth Fund    Value Fund   Lifestyle Fund  Growth Fund    Value Fund
                                                   ------------  -------------  -------------- ------------  -------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                       $         --  $   2,298,750   $ 17,980,092  $         --  $   5,083,574
   Mortality and expense risk and administrative
     charges                                         (1,051,066)    (8,087,610)    (7,873,697)     (696,290)    (4,189,301)
   Reimbursements of expenses                           269,122      2,113,322      2,015,643       180,764      1,093,165
                                                   ------------  -------------   ------------  ------------  -------------
   Net investment income (loss)                        (781,944)    (3,675,538)    12,122,038      (515,526)     1,987,438
   Net realized gain (loss)                          11,070,636     41,278,223     17,026,119     1,149,494     32,878,792
   Capital gain distribution from mutual funds        8,072,064    118,242,843     43,943,409     7,477,742     51,118,111
   Change in unrealized appreciation
     (depreciation) of investments                  (15,329,003)   (45,943,365)   (13,069,401)   (3,520,771)    31,557,022
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from operations     3,031,753    109,902,163     60,022,165     4,590,939    117,541,363
                                                   ------------  -------------   ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners             6,513,156     43,046,267    101,786,623     3,904,499     23,832,609
   Payments for contract benefits or terminations   (10,359,103)   (79,494,106)   (70,120,057)   (6,903,148)   (41,501,637)
   Transfers between sub-accounts (including
     fixed account), net                            (28,039,758)    13,874,720    (42,117,281)   (7,964,284)   (23,533,242)
   Contract maintenance charges                         (79,141)      (644,360)      (886,353)      (46,262)      (217,022)
   Adjustments to net assets allocated to
     contracts in payout period                            (241)           609            190          (699)        (2,417)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                      (31,965,087)   (23,216,870)   (11,336,878)  (11,009,894)   (41,421,709)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets                   (28,933,334)    86,685,293     48,685,287    (6,418,955)    76,119,654
Net assets at beginning of period                   129,610,284    832,661,394    794,250,082    81,854,214    426,134,704
                                                   ------------  -------------   ------------  ------------  -------------
Net assets at end of period                        $100,676,950  $ 919,346,687   $842,935,369  $ 75,435,259  $ 502,254,358
                                                   ============  =============   ============  ============  =============
Beginning units                                      70,382,216    164,205,676    284,833,140    31,398,820    127,729,895
Units issued                                          1,732,703     10,712,511     14,372,050     2,261,609      9,799,461
Units redeemed                                      (19,519,618)   (14,831,493)   (18,361,419)   (6,623,994)   (20,853,986)
                                                   ------------  -------------   ------------  ------------  -------------
Ending units                                         52,595,301    160,086,694    280,843,771    27,036,435    116,675,370
                                                   ============  =============   ============  ============  =============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                       $         --  $   1,758,921   $ 14,632,312  $         --  $   2,930,214
   Mortality and expense risk and administrative
     charges                                         (1,300,629)    (8,236,004)    (7,937,970)     (844,252)    (4,689,922)
   Reimbursements of expenses                           333,212      2,156,022      2,031,923       219,459      1,222,315
                                                   ------------  -------------   ------------  ------------  -------------
   Net investment income (loss)                        (967,417)    (4,321,061)     8,726,265      (624,793)      (537,393)
   Net realized gain (loss)                           7,652,053     43,670,463     15,916,403     2,551,231     50,361,086
   Capital gain distribution from mutual funds       19,505,006     84,703,647     46,004,251     9,489,334     64,706,200
   Change in unrealized appreciation
     (depreciation) of investments                  (28,658,393)  (143,229,008)   (84,298,061)  (13,118,410)  (148,437,088)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from operations    (2,468,751)   (19,175,959)   (13,651,142)   (1,702,638)   (33,907,195)
                                                   ------------  -------------   ------------  ------------  -------------
From contract transactions:
   Payments received from contract owners            11,263,171     46,143,062    125,612,435     4,864,937     30,340,412
   Payments for contract benefits or terminations   (11,281,523)   (85,407,620)   (68,052,123)   (8,033,063)   (47,115,589)
   Transfers between sub-accounts (including
     fixed account), net                                982,528     25,247,825    (45,653,220)   (5,409,797)   (54,455,105)
   Contract maintenance charges                         (86,994)      (572,292)      (891,552)      (50,840)      (216,938)
   Adjustments to net assets allocated to
     contracts in payout period                            (625)         1,614             96          (774)        (1,998)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets from contract
  transactions                                          876,557    (14,587,411)    11,015,636    (8,629,537)   (71,449,218)
                                                   ------------  -------------   ------------  ------------  -------------
Increase (decrease) in net assets                    (1,592,194)   (33,763,370)    (2,635,506)  (10,332,175)  (105,356,413)
Net assets at beginning of period                   131,202,478    866,424,764    796,885,588    92,186,389    531,491,117
                                                   ------------  -------------   ------------  ------------  -------------
Net assets at end of period                        $129,610,284  $ 832,661,394   $794,250,082  $ 81,854,214  $ 426,134,704
                                                   ============  =============   ============  ============  =============
Beginning units                                      70,016,818    167,438,142    281,014,873    34,657,295    147,595,203
Units issued                                          8,269,928     11,175,317     20,963,764     3,587,133      8,452,959
Units redeemed                                       (7,904,530)   (14,407,783)   (17,145,497)   (6,845,608)   (28,318,267)
                                                   ------------  -------------   ------------  ------------  -------------
Ending units                                         70,382,216    164,205,676    284,833,140    31,398,820    127,729,895
                                                   ============  =============   ============  ============  =============

--------------------------------------------------------------------------------
                                      30

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                 VALIC
                                                              Company II      VALIC
                                                               Socially     Company II
                                                              Responsible   Strategic
                                                                 Fund       Bond Fund
                                                             ------------  ------------
FOR THE YEAR ENDED DECEMBER 31, 2016
From operations:
   Dividends                                                 $ 10,123,979  $ 23,275,089
   Mortality and expense risk and administrative charges       (6,877,656)   (5,633,993)
   Reimbursements of expenses                                   1,782,837     1,444,136
                                                             ------------  ------------
   Net investment income (loss)                                 5,029,160    19,085,232
   Net realized gain (loss)                                    40,779,902    10,935,837
   Capital gain distribution from mutual funds                 44,390,105     1,823,580
   Change in unrealized appreciation (depreciation) of
     investments                                              (22,592,689)    9,883,515
                                                             ------------  ------------
Increase (decrease) in net assets from operations              67,606,478    41,728,164
                                                             ------------  ------------
From contract transactions:
   Payments received from contract owners                      47,037,083    35,770,041
   Payments for contract benefits or terminations             (67,673,126)  (53,815,189)
   Transfers between sub-accounts (including fixed
     account), net                                            (42,574,071)      830,358
   Contract maintenance charges                                  (549,095)   (1,188,543)
   Adjustments to net assets allocated to contracts in
     payout period                                                    294       (20,076)
                                                             ------------  ------------
Increase (decrease) in net assets from contract transactions  (63,758,915)  (18,423,409)
                                                             ------------  ------------
Increase (decrease) in net assets                               3,847,563    23,304,755
Net assets at beginning of period                             730,244,847   561,958,294
                                                             ------------  ------------
Net assets at end of period                                  $734,092,410  $585,263,049
                                                             ============  ============
Beginning units                                               292,339,882   216,272,613
Units issued                                                    3,983,124    15,365,405
Units redeemed                                                (27,956,056)  (21,560,251)
                                                             ------------  ------------
Ending units                                                  268,366,950   210,077,767
                                                             ============  ============
FOR THE YEAR ENDED DECEMBER 31, 2015
From operations:
   Dividends                                                 $  8,096,840  $ 21,451,902
   Mortality and expense risk and administrative charges       (7,071,149)   (5,834,553)
   Reimbursements of expenses                                   1,833,731     1,495,442
                                                             ------------  ------------
   Net investment income (loss)                                 2,859,422    17,112,791
   Net realized gain (loss)                                    21,766,367    10,344,323
   Capital gain distribution from mutual funds                         --     5,446,655
   Change in unrealized appreciation (depreciation) of
     investments                                              (22,178,422)  (48,177,389)
                                                             ------------  ------------
Increase (decrease) in net assets from operations               2,447,367   (15,273,620)
                                                             ------------  ------------
From contract transactions:
   Payments received from contract owners                      47,135,468    43,269,120
   Payments for contract benefits or terminations             (71,125,684)  (62,761,757)
   Transfers between sub-accounts (including fixed
     account), net                                             36,314,259    (9,679,985)
   Contract maintenance charges                                  (569,216)   (1,136,799)
   Adjustments to net assets allocated to contracts in
     payout period                                                   (206)       (6,827)
                                                             ------------  ------------
Increase (decrease) in net assets from contract transactions   11,754,621   (30,316,248)
                                                             ------------  ------------
Increase (decrease) in net assets                              14,201,988   (45,589,868)
Net assets at beginning of period                             716,042,859   607,548,162
                                                             ------------  ------------
Net assets at end of period                                  $730,244,847  $561,958,294
                                                             ============  ============
Beginning units                                               287,490,736   227,800,046
Units issued                                                   19,578,469     8,796,618
Units redeemed                                                (14,729,323)  (20,324,051)
                                                             ------------  ------------
Ending units                                                  292,339,882   216,272,613
                                                             ============  ============

--------------------------------------------------------------------------------
                                      31

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

The Variable Annuity Life Insurance Company Separate Account A (the Separate Account) is a segregated investment account established by The Variable Annuity Life Insurance Company (the Company) to receive and invest premium payments from variable annuity contracts issued by the Company. The Company is a wholly owned subsidiary of AGC Life Insurance Company, an indirect, wholly owned subsidiary of American International Group, Inc. (AIG).

The Separate Account includes the following variable annuity products:

Equity Director                        Polaris Choice Elite
Group Fixed and Variable Annuity       Polaris Platinum Elite
(GTS-VA)
Group Unit Purchase (GUP)              Portfolio Director
IMPACT                                 Portfolio Director Group Unallocated
                                       VA
Independence Plus                      Potentia

The Separate Account contracts are sold through the Company's exclusive sales force. The distributor of the Separate Account is AIG Capital Services, Inc., an affiliate of the Company; however, all commissions are paid by the Company. No underwriting fees are paid in connection with the distribution of these contracts.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The Separate Account consists of various sub-accounts. Each sub-account invests all its investible assets in a corresponding eligible mutual fund, which is registered under the 1940 Act as open-ended management investment companies. The names in bold in the table below are the diversified, open-ended investment companies and the names below them are the names of the sub-accounts/corresponding eligible mutual funds. Collectively, all of the mutual funds are referred to as "Funds" throughout these financial statements.

For each sub-account, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2016 and related statements of operations and changes in net assets for each of the years in the period then ended, all periods to reflect a full twelve month period, except as noted below.

AMERICAN BEACON ADVISORS, INC.
American Beacon Holland Large Cap
Growth Fund I Investor

ANCHOR SERIES TRUST (AST)/(A)/
AST Capital Appreciation Portfolio     AST Natural Resources Portfolio
Class 3/(o)/                           Class 3/(o)/
AST Government and Quality Bond        AST Strategic Multi-Asset Portfolio
Portfolio Class 3/(o)/                 Class 3/(c)/
AST SA BlackRock Multi-Asset Income
Portfolio Class 3/(b)(o)/

ARIEL FUND
Ariel Appreciation Fund Investor Class Ariel Fund Investor Class

FRANKLIN TEMPLETON VARIABLE INSURANCE
PRODUCTS TRUST (FTVIP)
FTVIP Franklin Founding Funds          FTVIP Templeton Global Asset
Allocation VIP Fund Class 2/(o)/       Allocation Fund
FTVIP Franklin Income VIP Fund
Class 2/(d)(o)/

GOLDMAN SACHS VARIABLE INSURANCE
TRUST (GOLDMAN SACHS VIT)
Goldman Sachs VIT Government Money
Market Fund Service Class/(o)/

INVESCO VARIABLE INSURANCE FUNDS
(INVESCO V.I.)
Invesco V.I. Balanced-Risk Commodity   Invesco V.I. Growth and Income Fund
Strategy Fund Class R5                 Series II/(o)/
Invesco V.I. Comstock Fund Series
II/(o)/

LORD ABBETT SERIES FUND, INC. (LORD
ABBETT FUND)
Lord Abbett Fund Growth and Income
Portfolio Class VC/(o)/

NEUBERGER BERMAN ADVISERS MANAGEMENT
TRUST (NEUBERGER BERMAN AMT)
Neuberger Berman AMT Guardian Trust

--------------------------------------------------------------------------------
                                      32

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

SEASONS SERIES TRUST (SST)/(A)/
SST Allocation Balanced Portfolio      SST Allocation Moderate Portfolio
Class 3/(o)/                           Class 3/(o)/
SST Allocation Growth Portfolio        SST Asset Allocation Diversified
Class 3/(o)/                           Growth Portfolio Class 3/(c)/
SST Allocation Moderate Growth
Portfolio Class 3/(o)/                 SST Real Return Portfolio Class 3/(o)/

SUNAMERICA MUTUAL FUNDS
(SUNAMERICA)/(A)/
SunAmerica 2020 High Watermark Fund
Class I

SUNAMERICA SERIES TRUST (SAST)/(A)/
SAST Aggressive Growth Portfolio       SAST High-Yield Bond Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST SA AB Growth Portfolio            SAST International Diversified
Class 3/(e)(o)/                        Equities Portfolio Class 3/(o)/
SAST American Funds Asset Allocation   SAST International Growth and Income
Portfolio Class 3/(o)/                 Portfolio Class 3/(o)/
SAST American Funds Global Growth      SAST SA MFS Massachusetts Investors
Portfolio Class 3/(o)/                 Trust Portfolio Class 3/(f)(o)/
SAST American Funds Growth Portfolio   SAST SA MFS Total Return Bond
Class 3/(o)/                           Portfolio Class 3/(g)(o)/
SAST American Funds Growth-Income      SAST Mid-Cap Growth Portfolio
Portfolio Class 3/(o)/                 Class 3/(o)/
                                       SAST Real Estate Portfolio
SAST Balanced Portfolio Class 3/(o)/   Class 3/(o)/
SAST BlackRock VCP Global Multi-Asset  SAST SA Janus Focused Growth
Portfolio Class 3/(o)/                 Portfolio Class 3/(h)(o)/
SAST Blue Chip Growth Portfolio        SAST SA JPMorgan MFS Core Bond
Class 3/(o)/                           Portfolio Class 3/(i)(o)/
SAST Capital Growth Portfolio          SAST SA Legg Mason BW Large Cap Value
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Corporate Bond Portfolio          SAST Schroder's VCP Global Allocation
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Dogs of Wall Street Portfolio     SAST Small & Mid Cap Value Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST Dynamic Allocation Portfolio      SAST Small Company Value Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST Dynamic Strategy Portfolio        SAST SA T. Rowe Price VCP Balanced
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Emerging Markets Portfolio
Class 3/(o)/                           SAST Technology Portfolio Class 3/(o)/
SAST Equity Opportunities Portfolio    SAST Telecom Utility Portfolio
Class 3/(o)/                           Class 3/(o)/
SAST Foreign Value Portfolio           SAST Ultra Short Bond Portfolio
Class 3/(o)/                           Class 3/(j)(o)/
SAST Global Bond Portfolio             SAST VCP Managed Asset Allocation
Class 3/(o)/                           SAST Portfolio Class 3/(k)(o)/
SAST Global Equities Portfolio         SAST VCP Total Return Balanced
Class 3/(o)/                           Portfolio Class 3/(o)/
SAST Growth Opportunities Portfolio
Class 3/(o)/                           SAST VCP Value Portfolio Class 3/(o)/
SAST Growth-Income Portfolio Class 3

T. ROWE PRICE EQUITY SERIES, INC. (T.
ROWE PRICE)
T. Rowe Price Retirement 2015 Advisor  T. Rowe Price Retirement 2040 Advisor
Class                                  Class
T. Rowe Price Retirement 2020 Advisor  T. Rowe Price Retirement 2045 Advisor
Class                                  Class
T. Rowe Price Retirement 2025 Advisor  T. Rowe Price Retirement 2050 Advisor
Class                                  Class
T. Rowe Price Retirement 2030 Advisor  T. Rowe Price Retirement 2055 Advisor
Class                                  Class
T. Rowe Price Retirement 2035 Advisor  T. Rowe Price Retirement 2060 Advisor
Class                                  Class

THE VANGUARD GROUP (VANGUARD)
Vanguard LifeStrategy Conservative     Vanguard Long-Term Treasury Fund Inv
Growth Fund Inv Shares                 Shares
Vanguard LifeStrategy Growth Fund Inv
Shares                                 Vanguard Wellington Fund Inv Shares
Vanguard LifeStrategy Moderate Growth
Fund Inv Shares                        Vanguard Windsor II Fund Inv Shares
Vanguard Long-Term Investment-Grade
Fund Inv Shares

VALIC COMPANY I/(L)/
                                       VALIC Company I Inflation Protected
VALIC Company I Asset Allocation Fund  Fund
                                       VALIC Company I International
VALIC Company I Blue Chip Growth Fund  Equities Index Fund
                                       VALIC Company I International
VALIC Company I Broad Cap Value Fund   Government Bond Fund
VALIC Company I Capital Conservation   VALIC Company I International Growth
Fund                                   Fund
VALIC Company I Core Equity Fund       VALIC Company I Large Cap Core Fund
                                       VALIC Company I Large Capital Growth
VALIC Company I Dividend Value Fund    Fund
VALIC Company I Dynamic Allocation
Fund                                   VALIC Company I Mid Cap Index Fund
VALIC Company I Emerging Economies     VALIC Company I Mid Cap Strategic
Fund                                   Growth Fund
VALIC Company I Foreign Value Fund     VALIC Company I Nasdaq-100 Index Fund
VALIC Company I Global Real Estate     VALIC Company I Science & Technology
Fund                                   Fund
VALIC Company I Global Social          VALIC Company I Small Cap Aggressive
Awareness Fund                         Growth Fund
VALIC Company I Global Strategy Fund   VALIC Company I Small Cap Fund
VALIC Company I Government Money
Market I Fund/(m)/                     VALIC Company I Small Cap Index Fund
VALIC Company I Government Securities  VALIC Company I Small Cap Special
Fund                                   Values Fund
VALIC Company I Growth & Income Fund   VALIC Company I Small Mid Growth Fund
VALIC Company I Growth Fund            VALIC Company I Stock Index Fund
VALIC Company I Health Sciences Fund   VALIC Company I Value Fund

--------------------------------------------------------------------------------
                                      33

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

VALIC COMPANY II/(L)/
VALIC Company II Aggressive Growth
Lifestyle Fund                         VALIC Company II Mid Cap Growth Fund
VALIC Company II Capital Appreciation
Fund                                   VALIC Company II Mid Cap Value Fund
VALIC Company II Conservative Growth   VALIC Company II Moderate Growth
Lifestyle Fund                         Lifestyle Fund
VALIC Company II Core Bond Fund        VALIC Company II Small Cap Growth Fund
VALIC Company II Government Money
Market II Fund/(n)/                    VALIC Company II Small Cap Value Fund
                                       VALIC Company II Socially Responsible
VALIC Company II High Yield Bond Fund  Fund
VALIC Company II International
Opportunities Fund                     VALIC Company II Strategic Bond Fund
VALIC Company II Large Cap Value Fund

(a) These are affiliated investment companies. SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust, Season Series Trust, SunAmerica Mutual Funds and SunAmerica Series Trust.
(b) Formerly AST Multi-Asset Income Portfolio.
(c) For the period September 26, 2016 (commencement of operations) to
    December 31, 2016.
(d) Formerly Franklin Income Securities Fund.
(e) Formerly SAST Alliance Growth Portfolio.
(f) Formerly SAST MFS Massachusetts Investors Trust Portfolio.
(g) Formerly SAST MFS Total Return Portfolio.
(h) Formerly SAST Marsico Focused Growth Portfolio.
(i) Formerly SAST Total Return Bond Portfolio.
(j) Formerly SAST Cash Management Portfolio.
(k) Formerly Protected Asset Allocation SAST Portfolio.
(l) These are affiliated investment companies. The Company serves as the investment adviser to the VALIC Company I and II series. VALIC Retirement Services Company, a direct, wholly owned subsidiary of the Company, serves as the transfer agent and accounting services agent to the VALIC Company I and II series. SunAmerica Asset Management LLC (SAAMCO), an affiliate of the Company, serves as investment sub-adviser to certain underlying mutual funds of each series.
(m) Formerly Money Market I Fund.
(n) Formerly Money Market II Fund.
(o) For the period May 1, 2015 (commencement of operations) to December 31,
    2016.

In addition to the sub-accounts above, a contract owner may allocate contract funds to a fixed account, which is part of the Company's general account. Contract owners should refer to the product prospectus for the available Funds and fixed account.

The assets of the Separate Account are segregated from the Company's assets. The operations of the Separate Account are part the Company. Net premiums from the contracts are allocated to the sub-accounts and invested in the Funds in accordance with contract owner instructions and are recorded as contract transactions in the Statements of Operations and Changes in Net Assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICY

The financial statements of the Separate Account have been prepared in conformity with accounting principles generally accepted in the United States
(GAAP). The following is a summary of significant accounting policies consistently followed by the Separate Account in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in conformity with
----------------
GAAP requires the application of accounting policies that often involve a significant degree of judgment. These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from assumptions used, the financial statements of the Separate Account could be materially affected.

INVESTMENTS: Investments in mutual funds are valued at their closing net asset
-----------
value per share as determined by the respective mutual funds, which value their securities at fair value. Purchases and sales of shares of the Funds are made at the net asset values of such Funds. Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are recognized at the date of sale and are determined on a first-in, first-out basis. Dividends and capital gain distributions from the Funds are recorded on the ex-dividend date and reinvested upon receipt.

--------------------------------------------------------------------------------
                                      34

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

RESERVES FOR ANNUITY CONTRACTS IN PAYOUT: Net assets allocated to contracts in
----------------------------------------
the payout period are based on industry standard mortality tables depending on the calendar year of annuitization as well as other assumptions, including provisions for the risk of adverse deviation from assumptions.

Participants are able to elect assumed interest rates between 3.00 and
6.00 percent in determining annuity payments for all contracts.

At each reporting period, the assumptions must be evaluated based on current experience, and the reserves must be adjusted accordingly. To the extent additional reserves are established due to mortality risk experience, the Company makes payments to the Separate Account. If there are excess reserves remaining at the time annuity payments cease, the assets supporting those reserves are transferred from the Separate Account to the General Account. Transfers between the General Account and the Separate Account are disclosed as adjustments to net assets allocated to contracts in payout period in the Statements of Operations and Changes in Net Assets. Annuity benefit payments are recorded as payments for contract benefits or terminations in the Statements of Operations and Changes in Net Assets.

ACCUMULATION UNIT: This is the basic valuation unit used to calculate the
-----------------
contract owner's interest. Such units are valued daily to reflect investment performance and the prorated daily deduction for expense charges.

INCOME TAXES: The operations of the Separate Account are included in the
------------
federal income tax return of the Company, which is taxed as a life insurance company under the provision of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent that the earnings are credited under the contracts. As a result, no charge is currently made to the Separate Account for federal income taxes. The Separate Account is not treated as a regulated investment company under the Code. The Company will periodically review changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

3. FAIR VALUE MEASUREMENTS

Assets recorded at fair value in the Separate Account's Statement of Assets and Liabilities are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of valuation inputs:

.. Level 1-- Fair value measurements based on quoted prices (unadjusted) in active markets that the Separate Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Separate Account does not adjust the quoted price for such instruments.

.. Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other that quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals

.. Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair value positions in Level 3. The circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Separate Account makes certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Separate Account assets measured at fair value as of December 31, 2016 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1 throughout the year as such there were no transfers between fair value hierarchy levels had occurred during the year. See the Schedule of Portfolio Investments for the table

--------------------------------------------------------------------------------
                                      35

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

presenting information about assets measured at fair value on a recurring basis at December 31, 2016, and respective hierarchy levels.

4. EXPENSES

Expense charges are applied against the current value of the Separate Account and are paid as follows:

SEPARATE ACCOUNT ANNUAL CHARGES: Deductions for the mortality and expense risk
-------------------------------
charges are calculated daily, at an annual rate, on the actual prior day's net asset value of the underlying Funds comprising the sub-accounts attributable to the contract owners and are paid to the Company. The mortality risk charge represents compensation to the Company for the mortality risks assumed under the contract, which is the obligation to provide payments during the payout period for the life of the contract and to provide the standard death benefit. The expense risk charge represents compensation to the Company for assuming the risk that the current contract administration charges will be insufficient to cover the cost of administering the contract in the future. These charges are included on the mortality and expense risk and administrative charges line in the Statements of Operations and Changes in Net Assets.

The exact rate depends on the particular product issued and funds selected. Expense charges for each product are as follows:

Products                                  Separate Account Annual Charges
--------                               -------------------------------------
Equity Director                        1.60% - 2.10%
GTS-VA                                 0.85% on the first $10 million
                                       0.425% on the next $90 million
                                       0.21% on the excess over $100 million
GUP                                    1.00%
IMPACT                                 0.15% - 1.00%
Independence Plus                      0.15% - 1.00%
Polaris Choice Elite                   1.30% - 1.90%
Polaris Platinum Elite                 1.30% - 1.55%
Portfolio Director                     0.15% - 1.25%
Portfolio Director Group Unallocated   0.00%
VA
Potentia                               0.95% - 1.45%

Mortality and expense risk charges of the Separate Account products (as defined to include underlying Fund expenses) are limited to the following rates based on average daily net assets:

Products                                        Expense Limitations
--------                               -------------------------------------
GTS-VA                                 0.6966% on the first $25,434,267
                                       0.50% on the first $74,565,733
                                       0.25% on the excess over $100 million
GUP                                    1.4157% on the first $359,065,787
                                       1.36% on the next $40,934,213
                                       1.32% on the excess over $400 million

CONTRACT MAINTENANCE CHARGE: During the accumulation phase, an annual contract
---------------------------
maintenance charge is assessed by the Company on the contract anniversary. In the event a full surrender, a contract maintenance charge is assessed at the date of surrender and deducted from the withdrawal proceeds. The contract maintenance charge represents a reimbursement of administrative expenses incurred by the Company related to the establishment and maintenance of the record keeping function for the Sub-accounts. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

A contract maintenance charge of $3.75 is assessed on each contract (except those relating to GUP and GTS- VA, contracts within the Impact product are assessed a $30 annual maintenance charge and contracts within the Polaris Platinum Elite product are assessed a $50 annual maintenance charge) by the Company on the last day of the

--------------------------------------------------------------------------------
                                      36

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

calendar quarter in which the Company receives the first purchase payment, and in quarterly installments thereafter during the accumulation period.

WITHDRAWAL CHARGE: A withdrawal charge is applicable to certain contract
-----------------
withdrawals pursuant to the contract and is payable to the Company. The withdrawal charges are included as part of the payments for contract benefits or terminations line in the Statements of Operations and Changes in Net Assets.

SEPARATE ACCOUNT EXPENSE REIMBURSEMENTS OR CREDITS: Certain of the Funds or
--------------------------------------------------
their affiliates have an agreement with the Company to pay the Company for administrative and shareholder services provided to the underlying Fund. The Company applied these payments to reduce its charges to the sub-account investing in that Fund. In addition, the Company currently reimburses or credits certain sub-accounts a portion of the Company's mortality and expense risk charges. Such crediting arrangements are voluntary, and may be changed by the Company at any time. The reimbursements are included on the reimbursement of expenses line of the Statements of Operations and Changes in Net Assets.

The expense reimbursements are credited at the annual rate of 0.25 percent.

SALES AND ADMINISTRATIVE CHARGE: Certain purchase payments to certain products
-------------------------------
are subject to a sales and administrative charge. The percentage rate charged is based on the amount of purchase payment received. These charges are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

PREMIUM TAX CHARGE: Certain states charge taxes on purchase payments up to a
------------------
maximum of 3.50 percent. Some states assess premium taxes at the time of purchase payments, while some other states assess premium taxes when annuity payments begin or upon surrender. There are certain states that do not assess premium taxes. If the law of the state requires premium taxes to be paid when purchase payments are made, the Company will deduct the tax from such payments prior to depositing the payments into the separate account. Otherwise, such tax will be deducted from the account value when annuity payments are to begin. Premium taxes are included as part of the payments received from contract owners line in the Statements of Operations and Changes in Net Assets.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) CHARGE: Daily charges for the GMWB
---------------------------------------------------
rider are assessed through the daily unit value calculation on all policies that have elected this option. These charges are included as part of the contract maintenance charges line in the Statements of Operations and Changes in Net Assets.

The annualized GMWB charge is 0.65 percent.

--------------------------------------------------------------------------------
                                      37

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2016, the aggregate cost of purchases and proceeds from the sales of investments were:

Sub-accounts                                                       Cost of Purchases Proceeds from Sales
------------                                                       ----------------- -------------------
American Beacon Holland Large Cap Growth Fund I Investor              $ 2,877,418        $ 9,132,616
AST Capital Appreciation Portfolio Class 3                                711,576            167,724
AST Government and Quality Bond Portfolio Class 3                       1,174,441             21,381
AST SA BlackRock Multi-Asset Income Portfolio Class 3                     107,855                801
AST Natural Resources Portfolio Class 3                                    13,459              1,469
Ariel Appreciation Fund Investor Class                                 81,385,552         55,991,681
Ariel Fund Investor Class                                              42,911,793         56,999,835
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2                   3,485                 67
FTVIP Franklin Income VIP Fund Class 2                                    164,993             38,960
Goldman Sachs VIT Government Money Market Fund Service Class            1,459,584          1,284,220
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5            14,090,114         89,435,988
Invesco V.I. Comstock Fund Series II                                      658,432             51,416
Invesco V.I. Growth and Income Fund Series II                             780,675             59,068
Lord Abbett Fund Growth and Income Portfolio Class VC                      74,005              6,515
SST Allocation Balanced Portfolio Class 3                                 458,894              1,980
SST Allocation Growth Portfolio Class 3                                   305,487              5,130
SST Allocation Moderate Growth Portfolio Class 3                          324,716              9,052
SST Allocation Moderate Portfolio Class 3                                 801,319              4,702
SST Real Return Portfolio Class 3                                         383,846              7,119
SunAmerica 2020 High Watermark Fund Class I                               217,202            803,224
SAST Aggressive Growth Portfolio Class 3                                   70,323              6,918
SAST SA AB Growth Portfolio Class 3                                       185,856             15,095
SAST American Funds Asset Allocation Portfolio Class 3                  2,842,982             29,575
SAST American Funds Global Growth Portfolio Class 3                       547,659             26,943
SAST American Funds Growth Portfolio Class 3                              396,268              7,864
SAST American Funds Growth-Income Portfolio Class 3                       942,098             19,051
SAST Balanced Portfolio Class 3                                           503,403             15,538
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3                11,696,446             11,696
SAST Blue Chip Growth Portfolio Class 3                                   416,476             17,062
SAST Capital Growth Portfolio Class 3                                     302,979             15,141
SAST Corporate Bond Portfolio Class 3                                   1,829,361             38,468
SAST Dogs of Wall Street Portfolio Class 3                              1,151,966             25,118
SAST Dynamic Allocation Portfolio Class 3                              21,562,038            961,827
SAST Dynamic Strategy Portfolio Class 3                                17,203,731          1,302,839
SAST Emerging Markets Portfolio Class 3                                   137,209              9,860
SAST Equity Opportunities Portfolio Class 3                               418,228             40,672
SAST Foreign Value Portfolio Class 3                                      315,619             16,546
SAST Global Bond Portfolio Class 3                                        853,867             14,949
SAST Global Equities Portfolio Class 3                                      1,751                  7
SAST Growth Opportunities Portfolio Class 3                                 9,337                290
SAST Growth-Income Portfolio Class 3                                      771,828             43,875
SAST High-Yield Bond Portfolio Class 3                                    251,431             15,955
SAST International Diversified Equities Portfolio Class 3                 430,839             17,726
SAST International Growth and Income Portfolio Class 3                     91,721                587
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3               736,365             34,083
SAST SA MFS Total Return Bond Portfolio Class 3                           479,693             72,325
SAST Mid-Cap Growth Portfolio Class 3                                      24,103              2,860
SAST Real Estate Portfolio Class 3                                         47,877              5,617
SAST SA Janus Focused Growth Portfolio Class 3                            176,487              8,520
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                        1,557,415             37,405
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3                   548,376             28,146
SAST Schroder's VCP Global Allocation Portfolio Class 3                 5,987,882             17,513
SAST Small & Mid Cap Value Portfolio Class 3                              243,587             22,717
SAST Small Company Value Portfolio Class 3                                167,807             12,982
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3                    9,347,692             14,908
SAST Technology Portfolio Class 3                                          36,255              9,238
SAST Telecom Utility Portfolio Class 3                                     41,008              1,704
SAST Ultra Short Bond Portfolio Class 3                                 1,915,031          1,756,228
SAST VCP Managed Asset Allocation SAST Portfolio Class 3               14,849,061            393,479
SAST VCP Total Return Balanced Portfolio Class 3                       10,226,482             87,832
SAST VCP Value Portfolio Class 3                                        5,048,435            410,908
T. Rowe Price Retirement 2015 Advisor Class                             5,864,149          2,000,571
T. Rowe Price Retirement 2020 Advisor Class                             8,131,489          1,485,482

--------------------------------------------------------------------------------
                                      38

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Sub-accounts                                               Cost of Purchases Proceeds from Sales
------------                                               ----------------- -------------------
T. Rowe Price Retirement 2025 Advisor Class                     6,389,914          1,297,957
T. Rowe Price Retirement 2030 Advisor Class                     6,477,761          1,166,548
T. Rowe Price Retirement 2035 Advisor Class                     5,069,680            313,719
T. Rowe Price Retirement 2040 Advisor Class                     5,408,838          1,479,124
T. Rowe Price Retirement 2045 Advisor Class                     3,365,016            855,624
T. Rowe Price Retirement 2050 Advisor Class                     2,171,035            201,504
T. Rowe Price Retirement 2055 Advisor Class                       918,412            283,892
T. Rowe Price Retirement 2060 Advisor Class                       561,992            285,890
Vanguard LifeStrategy Conservative Growth Fund Inv Shares      13,116,035         11,736,863
Vanguard LifeStrategy Growth Fund Inv Shares                   16,745,347         16,002,117
Vanguard LifeStrategy Moderate Growth Fund Inv Shares          17,187,818         22,297,348
Vanguard Long-Term Investment-Grade Fund Inv Shares           133,452,146         72,335,667
Vanguard Long-Term Treasury Fund Inv Shares                    50,599,176         32,453,885
Vanguard Wellington Fund Inv Shares                           112,656,735        138,457,091
Vanguard Windsor II Fund Inv Shares                           135,745,955        175,536,923
VALIC Company I Asset Allocation Fund                          28,145,395         22,209,498
VALIC Company I Blue Chip Growth Fund                          90,045,513         60,910,108
VALIC Company I Broad Cap Value Fund                            8,353,448          9,901,575
VALIC Company I Capital Conservation Fund                      23,817,076         43,492,422
VALIC Company I Core Equity Fund                                3,311,966         27,105,580
VALIC Company I Dividend Value Fund                           214,359,582         82,907,009
VALIC Company I Dynamic Allocation Fund                        19,870,051         26,251,053
VALIC Company I Emerging Economies Fund                       121,051,258         53,135,209
VALIC Company I Foreign Value Fund                             35,211,433         87,374,520
VALIC Company I Global Real Estate Fund                        42,745,409         60,902,200
VALIC Company I Global Social Awareness Fund                   40,842,499         27,327,378
VALIC Company I Global Strategy Fund                           63,294,172         67,839,740
VALIC Company I Government Money Market I Fund                 72,351,617         69,597,383
VALIC Company I Government Securities Fund                     27,075,689         18,402,801
VALIC Company I Growth & Income Fund                           18,296,036         24,919,967
VALIC Company I Growth Fund                                   205,757,154        200,561,921
VALIC Company I Health Sciences Fund                          135,437,352        166,211,552
VALIC Company I Inflation Protected Fund                       41,128,743         75,866,480
VALIC Company I International Equities Index Fund             107,047,197         88,611,407
VALIC Company I International Government Bond Fund             65,396,482         31,443,719
VALIC Company I International Growth Fund                      51,418,466         79,032,432
VALIC Company I Large Cap Core Fund                            38,999,802         30,828,083
VALIC Company I Large Capital Growth Fund                      23,539,592         37,912,104
VALIC Company I Mid Cap Index Fund                            417,605,863        293,234,607
VALIC Company I Mid Cap Strategic Growth Fund                  33,315,945         28,672,518
VALIC Company I Nasdaq-100 Index Fund                          36,585,895         32,136,921
VALIC Company I Science & Technology Fund                     173,705,836         90,550,455
VALIC Company I Small Cap Aggressive Growth Fund               25,900,751         20,562,507
VALIC Company I Small Cap Fund                                 52,788,344         35,085,911
VALIC Company I Small Cap Index Fund                          152,805,257        116,199,603
VALIC Company I Small Cap Special Values Fund                  47,732,451         24,811,037
VALIC Company I Small Mid Growth Fund                          13,048,101         21,815,677
VALIC Company I Stock Index Fund                              491,535,485        415,999,252
VALIC Company I Value Fund                                      5,264,197         14,068,348
VALIC Company II Aggressive Growth Lifestyle Fund              68,056,856         43,361,704
VALIC Company II Capital Appreciation Fund                      5,775,552          5,998,748
VALIC Company II Conservative Growth Lifestyle Fund            39,144,596         29,892,860
VALIC Company II Core Bond Fund                               167,617,697        217,047,680
VALIC Company II Government Money Market II Fund               48,284,446         83,533,695
VALIC Company II High Yield Bond Fund                         110,753,066         48,131,414
VALIC Company II International Opportunities Fund              12,209,906         97,207,386
VALIC Company II Large Cap Value Fund                          36,077,587         36,183,935
VALIC Company II Mid Cap Growth Fund                           11,025,301         35,692,991
VALIC Company II Mid Cap Value Fund                           175,028,539         83,680,041
VALIC Company II Moderate Growth Lifestyle Fund               100,786,656         56,042,616
VALIC Company II Small Cap Growth Fund                         13,011,130         17,054,349
VALIC Company II Small Cap Value Fund                          90,822,643         79,118,259
VALIC Company II Socially Responsible Fund                     61,541,849         75,915,944
VALIC Company II Strategic Bond Fund                           64,029,329         61,594,318

--------------------------------------------------------------------------------
                                      39

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6. FINANCIAL HIGHLIGHTS

The summary of unit values and units outstanding for sub-accounts, investment income ratios, total return and expense ratios, excluding expenses of the underlying mutual funds, for each of the five years in the period ended December 31, 2016, follows:

                                                                         December 31, 2016
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      32,266,230  1.59       1.87      57,402,067
AST Capital Appreciation Portfolio Class 3                        36,912 22.35      23.74         868,788
AST Government and Quality Bond Portfolio Class 3                117,329 11.61      12.25       1,428,187
AST SA BlackRock Multi-Asset Income Portfolio Class 3              8,433            11.34          95,603
AST Natural Resources Portfolio Class 3                            1,604             8.40          13,477
Ariel Appreciation Fund Investor Class                       125,520,695  1.65       1.92     415,560,302
Ariel Fund Investor Class                                    127,747,087  1.70       1.81     438,241,476
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2            266            13.16           3,499
FTVIP Franklin Income VIP Fund Class 2                            46,142 13.38      14.17         645,658
Goldman Sachs VIT Government Money Market Fund Service Class      17,691  9.90       9.92         175,364
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  301,402,901  0.62       0.66     195,116,290
Invesco V.I. Comstock Fund Series II                              56,339 15.82      16.70         931,540
Invesco V.I. Growth and Income Fund Series II                     62,992 16.53      17.46       1,088,719
Lord Abbett Fund Growth and Income Portfolio Class VC              6,154 14.58      14.86          91,268
SST Allocation Balanced Portfolio Class 3                         34,416 14.14      14.40         491,121
SST Allocation Growth Portfolio Class 3                           33,942 14.70      14.98         506,053
SST Allocation Moderate Growth Portfolio Class 3                  52,648 13.96      14.39         739,763
SST Allocation Moderate Portfolio Class 3                         56,236 14.24      14.49         803,369
SST Real Return Portfolio Class 3                                 45,485 10.98      11.46         515,635
SunAmerica 2020 High Watermark Fund Class I                    6,492,610  1.13       1.18       7,332,778
SAST Aggressive Growth Portfolio Class 3                           5,710 13.05      13.34          74,893
SAST SA AB Growth Portfolio Class 3                               11,303 19.08      19.74         222,745
SAST American Funds Asset Allocation Portfolio Class 3           180,815 14.96      15.81       2,808,498
SAST American Funds Global Growth Portfolio Class 3               37,883 15.53      16.41         617,828
SAST American Funds Growth Portfolio Class 3                      30,147 16.52      17.43         520,813
SAST American Funds Growth-Income Portfolio Class 3               58,048 16.22      16.70         967,240
SAST Balanced Portfolio Class 3                                   36,719 15.92      16.24         595,830
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3        1,113,436 10.37      10.40      11,580,535
SAST Blue Chip Growth Portfolio Class 3                           30,624 16.11      17.05         518,139
SAST Capital Growth Portfolio Class 3                             27,812 14.39      15.26         420,253
SAST Corporate Bond Portfolio Class 3                            126,890 15.97      16.88       2,115,527
SAST Dogs of Wall Street Portfolio Class 3                        59,711 21.04      22.29       1,320,918
SAST Dynamic Allocation Portfolio Class 3                      3,549,403 11.77      12.12      43,002,007
SAST Dynamic Strategy Portfolio Class 3                        2,976,061 11.75      12.07      35,910,454
SAST Emerging Markets Portfolio Class 3                           19,458  9.28       9.83         189,777
SAST Equity Opportunities Portfolio Class 3                       51,588 16.39      17.33         889,133
SAST Foreign Value Portfolio Class 3                              40,197  9.72      10.24         408,274
SAST Global Bond Portfolio Class 3                                78,294 11.40      12.02         938,530
SAST Global Equities Portfolio Class 3                               141            12.75           1,800
SAST Growth Opportunities Portfolio Class 3                        1,591            17.99          28,621
SAST Growth-Income Portfolio Class 3                              62,380 16.38      17.23       1,066,113
SAST High-Yield Bond Portfolio Class 3                            22,591 14.13      15.01         330,929
SAST International Diversified Equities Portfolio Class 3         51,515  9.41       9.96         508,712
SAST International Growth and Income Portfolio Class 3            10,671  8.41       8.69          91,918
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3       54,991 16.99      18.04         981,427
SAST SA MFS Total Return Bond Portfolio Class 3                   29,294 15.02      15.32         480,060
SAST Mid-Cap Growth Portfolio Class 3                              3,481 19.16      19.73          67,576
SAST Real Estate Portfolio Class 3                                 4,272 12.41      12.65          53,937
SAST SA Janus Focused Growth Portfolio Class 3                    16,283 15.05      15.94         256,997
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                 150,574 11.65      13.90       2,067,602
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3           39,617 15.38      16.23         636,897
SAST Schroder's VCP Global Allocation Portfolio Class 3          553,684 10.82      10.84       6,003,699
SAST Small & Mid Cap Value Portfolio Class 3                      16,090 20.38      21.51         342,554
SAST Small Company Value Portfolio Class 3                        14,310 17.22      18.16         257,984
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3             890,030 10.55      10.59       9,423,063
SAST Technology Portfolio Class 3                                  3,283 19.91      20.30          66,469
SAST Telecom Utility Portfolio Class 3                             2,333 16.74      17.18          39,868
SAST Ultra Short Bond Portfolio Class 3                           22,197  8.69       8.96         209,131

                                                                For the Year Ended December 31, 2016
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.60   1.85    0.01     1.27
AST Capital Appreciation Portfolio Class 3                       0.00        1.30   1.90   -0.18     0.42
AST Government and Quality Bond Portfolio Class 3                1.26        1.30   1.90   -2.67    -0.09
AST SA BlackRock Multi-Asset Income Portfolio Class 3            3.28               1.30             4.90
AST Natural Resources Portfolio Class 3                          3.61               1.30            27.97
Ariel Appreciation Fund Investor Class                           0.67        0.40   1.85   10.60    12.22
Ariel Fund Investor Class                                        0.29        0.40   1.85   13.45    15.10
FTVIP Franklin Founding Funds Allocation VIP Fund Class 2        3.54               1.30            11.72
FTVIP Franklin Income VIP Fund Class 2                           5.09        1.30   1.90   11.88    12.55
Goldman Sachs VIT Government Money Market Fund Service Class     0.04        1.30   1.55   -1.00    -0.84
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      2.36        0.60   1.85    9.91    11.29
Invesco V.I. Comstock Fund Series II                             1.47        1.30   1.90   14.79    15.48
Invesco V.I. Growth and Income Fund Series II                    0.99        1.30   1.90   17.19    17.89
Lord Abbett Fund Growth and Income Portfolio Class VC            2.67        1.30   1.55   15.32    15.61
SST Allocation Balanced Portfolio Class 3                        1.74        1.30   1.55    3.62     3.88
SST Allocation Growth Portfolio Class 3                          2.31        1.30   1.55    4.12     4.38
SST Allocation Moderate Growth Portfolio Class 3                 1.76        1.30   1.65    3.93     4.29
SST Allocation Moderate Portfolio Class 3                        1.87        1.30   1.55    3.95     4.21
SST Real Return Portfolio Class 3                                0.00        1.30   1.90    1.75     2.36
SunAmerica 2020 High Watermark Fund Class I                      2.83        0.85   1.25    0.27     0.67
SAST Aggressive Growth Portfolio Class 3                         0.00        1.30   1.55    5.47     5.73
SAST SA AB Growth Portfolio Class 3                              0.00        1.30   1.65    0.88     1.24
SAST American Funds Asset Allocation Portfolio Class 3           2.14        1.30   1.90    7.69     7.77
SAST American Funds Global Growth Portfolio Class 3              2.01        1.30   1.90   -1.54    -0.95
SAST American Funds Growth Portfolio Class 3                     0.35        1.30   1.90    7.13     7.77
SAST American Funds Growth-Income Portfolio Class 3              1.43        1.30   1.65    9.39     9.78
SAST Balanced Portfolio Class 3                                  1.88        1.30   1.55    5.26     5.52
SAST BlackRock VCP Global Multi-Asset Portfolio Class 3          0.06        1.30   1.65    3.67     4.01
SAST Blue Chip Growth Portfolio Class 3                          0.45        1.30   1.90    4.09     4.72
SAST Capital Growth Portfolio Class 3                            0.00        1.30   1.90    0.18     0.78
SAST Corporate Bond Portfolio Class 3                            3.91        1.30   1.90    4.29     7.08
SAST Dogs of Wall Street Portfolio Class 3                       1.98        1.30   1.90   15.43    16.12
SAST Dynamic Allocation Portfolio Class 3                        1.75        1.30   1.90    2.55     3.16
SAST Dynamic Strategy Portfolio Class 3                          1.67        1.30   1.90    3.18     3.80
SAST Emerging Markets Portfolio Class 3                          1.89        1.30   1.90    8.36     9.01
SAST Equity Opportunities Portfolio Class 3                      0.57        1.30   1.90    9.29     9.95
SAST Foreign Value Portfolio Class 3                             1.91        1.30   1.90   -0.74    -0.15
SAST Global Bond Portfolio Class 3                               0.08        1.30   1.90   -0.95    -0.25
SAST Global Equities Portfolio Class 3                           0.61               1.30             4.04
SAST Growth Opportunities Portfolio Class 3                      0.00               1.30             2.32
SAST Growth-Income Portfolio Class 3                             1.95        1.30   1.90   13.10    13.78
SAST High-Yield Bond Portfolio Class 3                           8.15        1.30   1.90   13.00    16.44
SAST International Diversified Equities Portfolio Class 3        1.08        1.30   1.90   -4.04    -3.46
SAST International Growth and Income Portfolio Class 3           0.71        1.30   1.65   -0.40    -0.05
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3      0.73        1.30   1.90    6.33     6.97
SAST SA MFS Total Return Bond Portfolio Class 3                  2.72        1.30   1.55    7.13     7.40
SAST Mid-Cap Growth Portfolio Class 3                            0.00        1.30   1.65   -1.68    -1.34
SAST Real Estate Portfolio Class 3                               2.05        1.30   1.55    6.70     6.96
SAST SA Janus Focused Growth Portfolio Class 3                   0.00        1.30   1.90   -3.54    -2.96
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                 1.99        1.30   1.90    1.18     1.79
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3          0.71        1.30   1.90   12.17    12.84
SAST Schroder's VCP Global Allocation Portfolio Class 3          0.00        1.30   1.55    8.19     8.45
SAST Small & Mid Cap Value Portfolio Class 3                     0.17        1.30   1.90   22.31    23.04
SAST Small Company Value Portfolio Class 3                       0.47        1.30   1.90   28.11    28.88
SAST SA T. Rowe Price VCP Balanced Portfolio Class 3             0.34        1.30   1.65    6.72     6.82
SAST Technology Portfolio Class 3                                0.00        1.30   1.55   14.75    15.04
SAST Telecom Utility Portfolio Class 3                           4.37        1.30   1.55    8.60     8.87
SAST Ultra Short Bond Portfolio Class 3                          0.00        1.30   1.65   -1.97    -1.63

--------------------------------------------------------------------------------
                                      40

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   December 31, 2016
                                                       ----------------------------------------------

                                                                   Unit Value ($)/(a)/
                                                                   -------------------      Net
Sub-accounts                                              Units    Lowest    Highest   Assets ($)/(b)/
------------                                           ----------- ------    -------   --------------
SAST VCP Managed Asset Allocation SAST Portfolio
  Class 3                                                1,625,830 12.27      12.44       20,214,005
SAST VCP Total Return Balanced Portfolio Class 3         1,270,952 11.22      11.37       14,441,076
SAST VCP Value Portfolio Class 3                           802,230 12.21      12.32        9,879,362
T. Rowe Price Retirement 2015 Advisor Class              5,704,323  1.04       1.05        5,915,079
T. Rowe Price Retirement 2020 Advisor Class             13,032,049  1.04       1.05       13,544,551
T. Rowe Price Retirement 2025 Advisor Class              9,816,678  1.04       1.05       10,232,738
T. Rowe Price Retirement 2030 Advisor Class              9,928,524  1.04       1.06       10,376,356
T. Rowe Price Retirement 2035 Advisor Class              7,748,441             1.05        8,104,234
T. Rowe Price Retirement 2040 Advisor Class              7,310,704  1.05       1.06        7,646,811
T. Rowe Price Retirement 2045 Advisor Class              4,316,183  1.05       1.06        4,519,088
T. Rowe Price Retirement 2050 Advisor Class              2,927,475  1.05       1.06        3,065,383
T. Rowe Price Retirement 2055 Advisor Class              1,140,956  1.05       1.06        1,194,321
T. Rowe Price Retirement 2060 Advisor Class                708,969  1.05       1.06          742,650
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                42,667,897  1.21       2.19       87,064,491
Vanguard LifeStrategy Growth Fund Inv Shares            96,702,868  1.37       2.42      218,344,085
Vanguard LifeStrategy Moderate Growth Fund Inv Shares  102,772,385  1.30       2.36      226,264,382
Vanguard Long-Term Investment-Grade Fund Inv Shares     85,760,846  1.37       1.84      293,362,656
Vanguard Long-Term Treasury Fund Inv Shares             73,586,886  1.30       1.71      241,608,557
Vanguard Wellington Fund Inv Shares                    439,520,652  1.50       1.66    1,818,946,852
Vanguard Windsor II Fund Inv Shares                    431,195,785  1.49       1.69    1,694,716,004
VALIC Company I Asset Allocation Fund                   20,870,982  1.34       8.95      160,419,945
VALIC Company I Blue Chip Growth Fund                  296,981,404  1.85       2.00      556,809,759
VALIC Company I Broad Cap Value Fund                    24,571,826  1.71       1.99       46,787,694
VALIC Company I Capital Conservation Fund               38,515,466  1.08       4.19      144,459,223
VALIC Company I Core Equity Fund                        64,571,955  1.52       1.69      236,958,128
VALIC Company I Dividend Value Fund                    223,573,305  1.59       1.80      675,597,795
VALIC Company I Dynamic Allocation Fund                205,756,033  1.14       1.19      241,268,323
VALIC Company I Emerging Economies Fund                733,157,892  0.62       0.81      614,843,884
VALIC Company I Foreign Value Fund                     581,021,306  0.97       1.07      752,759,884
VALIC Company I Global Real Estate Fund                244,712,308  1.29       1.38      327,651,930
VALIC Company I Global Social Awareness Fund            64,573,236  1.30       1.46      382,685,355
VALIC Company I Global Strategy Fund                   214,909,453  1.27       1.97      406,455,323
VALIC Company I Government Money Market I Fund         163,996,811  0.90       1.00      324,004,925
VALIC Company I Government Securities Fund              31,411,762  1.05       4.02      109,583,866
VALIC Company I Growth & Income Fund                    27,491,527  1.63       4.17      105,060,295
VALIC Company I Growth Fund                            483,872,585  1.60       1.65      866,903,856
VALIC Company I Health Sciences Fund                   165,775,531  2.61       4.30      671,812,946
VALIC Company I Inflation Protected Fund               321,032,128  1.03       1.34      412,297,625
VALIC Company I International Equities Index Fund      481,966,613  1.03       2.00      871,140,427
VALIC Company I International Government Bond Fund      62,101,781  0.97       1.26      181,845,967
VALIC Company I International Growth Fund              138,846,105  1.09       2.88      368,095,001
VALIC Company I Large Cap Core Fund                     60,196,973  1.81       2.48      142,972,826
VALIC Company I Large Capital Growth Fund              207,313,236  1.43       1.47      368,041,985
VALIC Company I Mid Cap Index Fund                     163,461,466  1.77       1.98    3,198,448,688
VALIC Company I Mid Cap Strategic Growth Fund          110,264,905             1.39      230,093,583
VALIC Company I Nasdaq-100 Index Fund                  225,863,789  1.40       2.05      299,014,678
VALIC Company I Science & Technology Fund              179,094,645  1.78       1.94      920,374,886
VALIC Company I Small Cap Aggressive Growth Fund        49,417,602  1.57       2.25      106,752,000
VALIC Company I Small Cap Fund                          63,357,719  1.65       1.79      315,020,335
VALIC Company I Small Cap Index Fund                   161,282,233  1.67       1.77    1,056,873,669
VALIC Company I Small Cap Special Values Fund          124,786,134  1.80       2.05      245,467,708
VALIC Company I Small Mid Growth Fund                   62,534,119  1.42       1.65       99,380,094
VALIC Company I Stock Index Fund                       438,663,027  1.77      81.66    3,985,297,949
VALIC Company I Value Fund                              41,890,640  1.64       2.30       91,300,280
VALIC Company II Aggressive Growth Lifestyle Fund      179,473,955  1.43       3.17      530,487,019
VALIC Company II Capital Appreciation Fund              20,863,767  1.68       1.87       36,509,166
VALIC Company II Conservative Growth Lifestyle Fund    118,462,070  1.25       2.94      323,748,368
VALIC Company II Core Bond Fund                        449,371,836  1.11       1.47      892,797,494
VALIC Company II Government Money Market II Fund       109,867,124  0.91       1.30      134,153,010
VALIC Company II High Yield Bond Fund                  168,773,678  1.27       2.87      449,284,525
VALIC Company II International Opportunities Fund      229,789,203  1.10       2.35      504,126,294
VALIC Company II Large Cap Value Fund                   66,351,638  1.73       3.34      203,980,017
VALIC Company II Mid Cap Growth Fund                    52,595,301  1.33       2.05      100,676,950
VALIC Company II Mid Cap Value Fund                    160,086,694  1.63       1.68      919,346,687
VALIC Company II Moderate Growth Lifestyle Fund        280,843,771  1.37       3.22      842,935,369

                                                          For the Year Ended December 31, 2016
                                                       -------------------------------------------
                                                                         Expense         Total
                                                        Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                          Income      -------------- --------------
Sub-accounts                                           Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                           -------------  ------ ------- ------  -------
SAST VCP Managed Asset Allocation SAST Portfolio
  Class 3                                                  0.77        1.30   1.65     5.26    5.62
SAST VCP Total Return Balanced Portfolio Class 3           0.00        1.30   1.65     5.04    5.40
SAST VCP Value Portfolio Class 3                           0.66        1.30   1.55     8.16    8.43
T. Rowe Price Retirement 2015 Advisor Class                2.31        0.40   1.00     5.97    6.61
T. Rowe Price Retirement 2020 Advisor Class                2.00        0.40   1.00     6.09    6.72
T. Rowe Price Retirement 2025 Advisor Class                1.84        0.40   1.00     6.18    6.82
T. Rowe Price Retirement 2030 Advisor Class                1.78        0.40   1.00     6.35    6.99
T. Rowe Price Retirement 2035 Advisor Class                1.68        0.60   1.00     6.29    6.71
T. Rowe Price Retirement 2040 Advisor Class                1.46        0.40   1.00     6.27    6.91
T. Rowe Price Retirement 2045 Advisor Class                1.45        0.40   1.00     6.41    7.04
T. Rowe Price Retirement 2050 Advisor Class                1.49        0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2055 Advisor Class                1.44        0.40   1.00     6.39    7.03
T. Rowe Price Retirement 2060 Advisor Class                1.21        0.80   1.00     6.38    7.02
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                   2.23        0.85   2.10     3.71    5.01
Vanguard LifeStrategy Growth Fund Inv Shares               2.26        0.85   2.10     6.08    7.41
Vanguard LifeStrategy Moderate Growth Fund Inv Shares      2.23        0.85   2.10     4.91    6.23
Vanguard Long-Term Investment-Grade Fund Inv Shares        4.90        0.40   1.85     5.84    7.38
Vanguard Long-Term Treasury Fund Inv Shares                2.79        0.40   1.85    -0.66    0.79
Vanguard Wellington Fund Inv Shares                        2.58        0.65   2.10     8.71   10.30
Vanguard Windsor II Fund Inv Shares                        2.41        0.65   2.10    11.06   12.68
VALIC Company I Asset Allocation Fund                      2.03        0.60   1.85     5.35    6.67
VALIC Company I Blue Chip Growth Fund                      0.00        0.60   1.85    -0.99    0.25
VALIC Company I Broad Cap Value Fund                       1.39        0.60   1.85    11.76   13.17
VALIC Company I Capital Conservation Fund                  2.05        0.60   1.85     0.40    1.66
VALIC Company I Core Equity Fund                           1.08        0.40   1.85    10.65   12.26
VALIC Company I Dividend Value Fund                        2.12        0.40   1.85    14.58   16.25
VALIC Company I Dynamic Allocation Fund                    2.00        0.60   1.85     2.93    4.22
VALIC Company I Emerging Economies Fund                    2.60        0.40   1.85     9.44   11.03
VALIC Company I Foreign Value Fund                         2.21        0.40   1.85    10.05   11.65
VALIC Company I Global Real Estate Fund                    3.14        0.60   1.85     0.40    1.66
VALIC Company I Global Social Awareness Fund               1.89        0.40   1.85     4.99    6.52
VALIC Company I Global Strategy Fund                       6.06        0.60   1.85     3.37    4.66
VALIC Company I Government Money Market I Fund             0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                 2.43        0.60   1.85    -0.63    0.62
VALIC Company I Growth & Income Fund                       1.24        0.60   1.85     9.19   10.56
VALIC Company I Growth Fund                                0.64        0.40   1.85     2.87    4.37
VALIC Company I Health Sciences Fund                       0.00        0.60   1.85   -12.13  -11.03
VALIC Company I Inflation Protected Fund                   1.22        0.60   1.85     1.90    3.18
VALIC Company I International Equities Index Fund          2.67        0.60   1.85    -0.59    0.65
VALIC Company I International Government Bond Fund         2.55        0.40   1.85     1.81    3.29
VALIC Company I International Growth Fund                  1.44        0.60   1.85    -4.53   -3.33
VALIC Company I Large Cap Core Fund                        3.44        0.60   1.85     6.63    7.96
VALIC Company I Large Capital Growth Fund                  0.89        0.40   1.85     4.21    5.72
VALIC Company I Mid Cap Index Fund                         1.19        0.40   1.85    18.42   20.14
VALIC Company I Mid Cap Strategic Growth Fund              0.00        0.40   1.85     7.68    9.25
VALIC Company I Nasdaq-100 Index Fund                      0.65        0.60   1.85     4.82    6.13
VALIC Company I Science & Technology Fund                  0.00        0.40   1.85     5.37    6.90
VALIC Company I Small Cap Aggressive Growth Fund           0.00        0.60   1.85    -0.07    1.19
VALIC Company I Small Cap Fund                             0.20        0.40   1.85    13.18   14.83
VALIC Company I Small Cap Index Fund                       1.19        0.40   1.85    18.96   20.70
VALIC Company I Small Cap Special Values Fund              1.42        0.60   1.85    27.47   29.07
VALIC Company I Small Mid Growth Fund                      0.00        0.60   1.85    -1.61   -0.37
VALIC Company I Stock Index Fund                           2.44        0.33   1.85     9.56   11.23
VALIC Company I Value Fund                                 1.48        0.60   1.85    11.24   12.63
VALIC Company II Aggressive Growth Lifestyle Fund          2.06        0.35   1.60     7.06    8.40
VALIC Company II Capital Appreciation Fund                 0.38        0.35   1.60     0.44    1.70
VALIC Company II Conservative Growth Lifestyle Fund        2.78        0.35   1.60     4.95    6.27
VALIC Company II Core Bond Fund                            2.08        0.15   1.60     1.80    3.29
VALIC Company II Government Money Market II Fund           0.01        0.35   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                      4.03        0.35   1.60    11.11   12.50
VALIC Company II International Opportunities Fund          1.11        0.35   1.60    -2.13   -0.90
VALIC Company II Large Cap Value Fund                      1.10        0.35   1.60    15.22   16.66
VALIC Company II Mid Cap Growth Fund                       0.00        0.35   1.60     3.02    4.31
VALIC Company II Mid Cap Value Fund                        0.26        0.15   1.60    12.26   13.89
VALIC Company II Moderate Growth Lifestyle Fund            2.20        0.35   1.60     6.69    8.02

--------------------------------------------------------------------------------
                                      41

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2016
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
VALIC Company II Small Cap Growth Fund                        27,036,435  1.54      2.99       75,435,259
VALIC Company II Small Cap Value Fund                        116,675,370  1.69      1.85      502,254,358
VALIC Company II Socially Responsible Fund                   268,366,950  1.86      2.94      734,092,410
VALIC Company II Strategic Bond Fund                         210,077,767  1.18      3.01      585,263,049

                                                                For the Year Ended December 31, 2016
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
VALIC Company II Small Cap Growth Fund                           0.00        0.35   1.60    6.13     7.46
VALIC Company II Small Cap Value Fund                            1.10        0.15   1.60   28.01    29.88
VALIC Company II Socially Responsible Fund                       1.38        0.35   1.60    8.90    10.27
VALIC Company II Strategic Bond Fund                             4.06        0.35   1.60    6.46     7.79

                                                                         December 31, 2015
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      36,402,733  1.59       1.85      64,145,435
AST Capital Appreciation Portfolio Class 3                        18,110 22.39      23.64         419,241
AST Government and Quality Bond Portfolio Class 3                 26,489 11.72      12.26         321,685
Ariel Appreciation Fund Investor Class                       126,206,611  1.49       1.71     374,596,539
Ariel Fund Investor Class                                    139,623,723  1.50       1.57     419,230,749
FTVIP Franklin Income VIP Fund Class 2                            37,745 11.95      12.59         470,259
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  420,762,909  0.56       0.59     245,672,269
Invesco V.I. Comstock Fund Series II                              18,575 13.79      14.46         265,303
Invesco V.I. Growth and Income Fund Series II                     20,145 14.10      14.81         294,368
Lord Abbett Fund Growth and Income Portfolio Class VC                799 12.64      12.85          10,147
SST Allocation Balanced Portfolio Class 3                          4,272            13.65          58,297
SST Allocation Growth Portfolio Class 3                           13,530 14.11      14.35         193,914
SST Allocation Moderate Growth Portfolio Class 3                  36,024 13.43      13.79         484,576
SST Allocation Moderate Portfolio Class 3                          2,515            13.70          34,448
SST Real Return Portfolio Class 3                                 11,926 10.79      11.19         131,683
SunAmerica 2020 High Watermark Fund Class I                    7,110,998  1.12       1.17       8,010,875
SAST SA AB Growth Portfolio Class 3                                3,638            19.49          70,932
SAST American Funds Asset Allocation Portfolio Class 3             6,262 14.29      14.68          89,751
SAST American Funds Global Growth Portfolio Class 3               10,098 15.78      16.57         165,932
SAST American Funds Growth Portfolio Class 3                      11,930 15.42      16.17         191,834
SAST American Funds Growth-Income Portfolio Class 3                6,245 14.82      15.21          94,720
SAST Balanced Portfolio Class 3                                    7,276 15.12      15.39         111,895
SAST Blue Chip Growth Portfolio Class 3                            6,778 15.48      16.28         108,678
SAST Capital Growth Portfolio Class 3                              8,464 14.37      15.14         126,402
SAST Corporate Bond Portfolio Class 3                             21,890 15.32      15.77         339,016
SAST Dogs of Wall Street Portfolio Class 3                         9,124 18.23      19.19         173,246
SAST Dynamic Allocation Portfolio Class 3                      1,807,599 11.47      11.75      21,227,843
SAST Dynamic Strategy Portfolio Class 3                        1,617,157 11.38      11.63      18,800,023
SAST Emerging Markets Portfolio Class 3                            6,195  8.57       9.02          55,196
SAST Equity Opportunities Portfolio Class 3                       29,518 15.00      15.77         463,457
SAST Foreign Value Portfolio Class 3                              10,671  9.79      10.26         108,148
SAST Global Bond Portfolio Class 3                                12,116 11.51      12.05         146,688
SAST Growth Opportunities Portfolio Class 3                        1,178            17.59          20,723
SAST Growth-Income Portfolio Class 3                              18,540 14.48      15.14         277,641
SAST High-Yield Bond Portfolio Class 3                             6,644 12.51      12.89          84,312
SAST International Diversified Equities Portfolio Class 3          9,898  9.81      10.32         100,711
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3       17,316 15.98      16.87         287,880
SAST SA MFS Total Return Bond Portfolio Class 3                    3,990 14.02      14.26          56,180
SAST Mid-Cap Growth Portfolio Class 3                              2,747 19.49      20.00          54,015
SAST Real Estate Portfolio Class 3                                 1,039 11.63      11.83          12,294
SAST SA Janus Focused Growth Portfolio Class 3                     6,677 15.60      16.43         108,366
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                  43,211 13.15      13.66         584,142
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3           11,953 13.71      14.38         169,776
SAST Small & Mid Cap Value Portfolio Class 3                       4,448 16.66      17.48          76,754
SAST Small Company Value Portfolio Class 3                         5,641 13.44      14.09          78,711
SAST Technology Portfolio Class 3                                  1,568 17.35      17.65          27,645
SAST Telecom Utility Portfolio Class 3                               103            15.42           1,580
SAST Ultra Short Bond Portfolio Class 3                            5,360             9.11          51,222
SAST VCP Managed Asset Allocation SAST Portfolio Class 3         434,059 11.65      11.78       5,105,813
SAST VCP Total Return Balanced Portfolio Class 3                 344,855 10.68      10.78       3,718,549
SAST VCP Value Portfolio Class 3                                 388,539 11.25      11.36       4,413,177
T. Rowe Price Retirement 2015 Advisor Class                    2,030,235             0.98       1,985,993
T. Rowe Price Retirement 2020 Advisor Class                    6,826,146             0.98       6,686,524
T. Rowe Price Retirement 2025 Advisor Class                    5,003,166  0.98       0.99       4,910,708
T. Rowe Price Retirement 2030 Advisor Class                    5,022,682  0.98       0.99       4,933,109

                                                                 For the Year Ended December 31 2015
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.40   1.85     4.40    5.71
AST Capital Appreciation Portfolio Class 3                       0.00        1.30   1.90   123.85  136.42
AST Government and Quality Bond Portfolio Class 3                1.54        1.30   1.90    22.58   31.52
Ariel Appreciation Fund Investor Class                           0.98        0.40   1.85    -7.94   -6.59
Ariel Fund Investor Class                                        0.64        0.40   1.85    -5.86   -4.48
FTVIP Franklin Income VIP Fund Class 2                           0.00        1.30   1.90    19.55   25.90
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      0.00        0.40   1.85   -18.00  -16.97
Invesco V.I. Comstock Fund Series II                             2.49        1.30   1.90    37.85   44.64
Invesco V.I. Growth and Income Fund Series II                    3.86        1.30   1.90    41.05   48.07
Lord Abbett Fund Growth and Income Portfolio Class VC            0.00        1.30   1.90    26.42   28.51
SST Allocation Balanced Portfolio Class 3                        2.67        1.30   1.90            36.48
SST Allocation Growth Portfolio Class 3                          2.87        1.30   1.90    41.14   43.47
SST Allocation Moderate Growth Portfolio Class 3                 2.77        1.30   1.90    34.35   37.94
SST Allocation Moderate Portfolio Class 3                        2.61        1.30   1.90            36.99
SST Real Return Portfolio Class 3                                6.79        1.30   1.90     7.88   11.91
SunAmerica 2020 High Watermark Fund Class I                      2.63        0.65   1.25     0.02    0.43
SAST SA AB Growth Portfolio Class 3                              0.00        1.30   1.90            94.95
SAST American Funds Asset Allocation Portfolio Class 3           2.63        1.30   1.90    42.85   46.77
SAST American Funds Global Growth Portfolio Class 3              0.88        1.30   1.90    57.78   65.68
SAST American Funds Growth Portfolio Class 3                     1.06        1.30   1.90    54.21   61.69
SAST American Funds Growth-Income Portfolio Class 3              0.63        1.30   1.90    48.24   52.12
SAST Balanced Portfolio Class 3                                  0.00        1.30   1.90    51.22   53.86
SAST Blue Chip Growth Portfolio Class 3                          0.23        1.30   1.90    54.77   62.81
SAST Capital Growth Portfolio Class 3                            0.00        1.30   1.90    43.67   51.39
SAST Corporate Bond Portfolio Class 3                            5.87        1.30   1.90    28.68   57.66
SAST Dogs of Wall Street Portfolio Class 3                       2.14        1.30   1.90    82.27   91.95
SAST Dynamic Allocation Portfolio Class 3                        1.14        1.30   1.90    14.73   17.49
SAST Dynamic Strategy Portfolio Class 3                          0.95        1.30   1.90    13.85   16.29
SAST Emerging Markets Portfolio Class 3                          2.46        1.30   1.90   -14.34   -9.84
SAST Equity Opportunities Portfolio Class 3                      0.66        1.30   1.90    50.01   57.65
SAST Foreign Value Portfolio Class 3                             2.85        1.30   1.90    -2.11    2.58
SAST Global Bond Portfolio Class 3                               0.00        1.30   1.90    20.51   53.25
SAST Growth Opportunities Portfolio Class 3                      0.00        1.30   1.90            75.86
SAST Growth-Income Portfolio Class 3                             2.24        1.30   1.90    44.79   51.42
SAST High-Yield Bond Portfolio Class 3                           7.00        1.30   1.90    25.09   28.93
SAST International Diversified Equities Portfolio Class 3        2.60        1.30   1.90    -1.93    3.17
SAST SA MFS Massachusetts Investors Trust Portfolio Class 3      0.85        1.30   1.90    59.78   68.67
SAST SA MFS Total Return Bond Portfolio Class 3                  0.80        1.30   1.90    40.21   42.60
SAST Mid-Cap Growth Portfolio Class 3                            0.00        1.30   1.90    94.85   99.98
SAST Real Estate Portfolio Class 3                               1.56        1.30   1.90    16.32   18.29
SAST SA Janus Focused Growth Portfolio Class 3                   0.00        1.30   1.90    55.98   64.29
SAST SA JPMorgan MFS Core Bond Portfolio Class 3                 1.53        1.30   1.90    15.13   36.56
SAST SA Legg Mason BW Large Cap Value Portfolio Class 3          0.33        1.30   1.90    37.13   43.80
SAST Small & Mid Cap Value Portfolio Class 3                     0.46        1.30   1.90    66.63   74.78
SAST Small Company Value Portfolio Class 3                       0.10        1.30   1.90    34.43   40.91
SAST Technology Portfolio Class 3                                0.00        1.30   1.90    73.47   76.48
SAST Telecom Utility Portfolio Class 3                           0.00        1.30   1.90            54.18
SAST Ultra Short Bond Portfolio Class 3                          0.00        1.30   1.90            -8.88
SAST VCP Managed Asset Allocation SAST Portfolio Class 3         0.00        1.30   1.90    16.53   17.81
SAST VCP Total Return Balanced Portfolio Class 3                 0.00        1.30   1.90     6.84    7.84
SAST VCP Value Portfolio Class 3                                 0.23        1.30   1.90    12.54   13.60
T. Rowe Price Retirement 2015 Advisor Class                      3.11        0.60   1.00    -1.99   -1.95
T. Rowe Price Retirement 2020 Advisor Class                      3.10        0.60   1.00    -1.83   -1.65
T. Rowe Price Retirement 2025 Advisor Class                      2.75        0.60   1.00    -1.58   -1.46
T. Rowe Price Retirement 2030 Advisor Class                      2.64        0.60   1.00    -1.50   -1.40

--------------------------------------------------------------------------------
                                      42

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2015
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
T. Rowe Price Retirement 2035 Advisor Class                    3,261,843  0.98       0.99        3,208,718
T. Rowe Price Retirement 2040 Advisor Class                    3,590,937  0.98       0.99        3,533,166
T. Rowe Price Retirement 2045 Advisor Class                    1,960,919  0.98       0.99        1,929,081
T. Rowe Price Retirement 2050 Advisor Class                    1,077,585  0.98       0.99        1,060,101
T. Rowe Price Retirement 2055 Advisor Class                      544,450  0.98       0.99          535,675
T. Rowe Price Retirement 2060 Advisor Class                      445,270  0.98       0.99          438,354
Vanguard LifeStrategy Conservative Growth Fund Inv Shares     42,527,347  1.17       2.08       82,922,231
Vanguard LifeStrategy Growth Fund Inv Shares                  97,409,481  1.29       2.25      205,501,987
Vanguard LifeStrategy Moderate Growth Fund Inv Shares        106,333,540  1.24       2.22      221,140,490
Vanguard Long-Term Investment-Grade Fund Inv Shares           73,061,910  1.30       1.71      233,832,782
Vanguard Long-Term Treasury Fund Inv Shares                   71,630,465  1.31       1.70      234,777,345
Vanguard Wellington Fund Inv Shares                          458,029,060  0.97       1.38    1,739,836,354
Vanguard Windsor II Fund Inv Shares                          471,076,938  1.32       1.52    1,656,936,168
VALIC Company I Asset Allocation Fund                         22,848,552  1.27       8.39      164,771,108
VALIC Company I Blue Chip Growth Fund                        315,722,066  1.03       1.87      594,477,478
VALIC Company I Broad Cap Value Fund                          27,164,348  1.53       1.76       45,883,915
VALIC Company I Capital Conservation Fund                     43,743,787  1.07       4.12      163,371,798
VALIC Company I Core Equity Fund                              71,810,755  1.36       1.53      236,139,646
VALIC Company I Dividend Value Fund                          199,846,204  1.37       1.57      523,407,251
VALIC Company I Dynamic Allocation Fund                      221,754,558  1.10       1.15      250,654,035
VALIC Company I Emerging Economies Fund                      660,910,371  0.56       0.74      501,780,320
VALIC Company I Foreign Value Fund                           629,024,693  0.82       0.97      734,683,542
VALIC Company I Global Real Estate Fund                      275,159,684  1.29       1.36      363,703,122
VALIC Company I Global Social Awareness Fund                  63,101,430  1.22       1.39      351,899,865
VALIC Company I Global Strategy Fund                         246,487,329  1.23       1.88      447,174,232
VALIC Company I Government Money Market I Fund               161,057,840  0.91       1.00      321,332,426
VALIC Company I Government Securities Fund                    28,530,544  1.06       4.00      102,440,812
VALIC Company I Growth & Income Fund                          30,787,070  1.50       3.77      106,900,848
VALIC Company I Growth Fund                                  563,317,952  1.56       1.58      972,367,632
VALIC Company I Health Sciences Fund                         198,619,038  2.97       4.84      908,213,668
VALIC Company I Inflation Protected Fund                     349,403,515  0.82       1.01      436,497,104
VALIC Company I International Equities Index Fund            479,975,167  1.03       1.99      865,679,376
VALIC Company I International Government Bond Fund            51,940,666  0.96       1.22      147,455,407
VALIC Company I International Growth Fund                    161,609,345  1.15       2.98      445,479,501
VALIC Company I Large Cap Core Fund                           70,024,026  1.70       2.29      154,650,837
VALIC Company I Large Capital Growth Fund                    225,298,744  1.35       1.41      380,367,232
VALIC Company I Mid Cap Index Fund                           171,943,269  1.49       1.65    2,837,815,823
VALIC Company I Mid Cap Strategic Growth Fund                122,905,459  1.27       1.29      236,154,244
VALIC Company I Nasdaq-100 Index Fund                        230,783,788  1.32       1.95      288,931,614
VALIC Company I Science & Technology Fund                    193,308,732  1.69       1.81      934,907,487
VALIC Company I Small Cap Aggressive Growth Fund              53,883,079  1.57       2.22      115,361,847
VALIC Company I Small Cap Fund                                69,598,178  1.46       1.56      302,832,444
VALIC Company I Small Cap Index Fund                         168,425,599  1.40       1.47      916,967,370
VALIC Company I Small Cap Special Values Fund                124,945,522  1.41       1.58      191,258,568
VALIC Company I Small Mid Growth Fund                         75,232,723  1.45       1.66      120,360,724
VALIC Company I Stock Index Fund                             469,712,564  1.62      73.41    3,864,262,592
VALIC Company I Value Fund                                    46,550,338  1.47       2.04       90,361,531
VALIC Company II Aggressive Growth Lifestyle Fund            186,171,483  1.34       2.92      509,379,160
VALIC Company II Capital Appreciation Fund                    23,015,325  1.67       1.84       39,744,607
VALIC Company II Conservative Growth Lifestyle Fund          122,366,806  1.19       2.76      315,811,195
VALIC Company II Core Bond Fund                              478,175,881  0.99       1.09      931,326,862
VALIC Company II Government Money Market II Fund             137,896,669  0.92       1.31      169,405,376
VALIC Company II High Yield Bond Fund                        151,445,812  1.14       2.55      357,920,693
VALIC Company II International Opportunities Fund            268,732,142  1.13       2.37      596,947,798
VALIC Company II Large Cap Value Fund                         65,553,811  1.50       2.87      175,268,726
VALIC Company II Mid Cap Growth Fund                          70,382,216  1.29       1.97      129,610,284
VALIC Company II Mid Cap Value Fund                          164,205,676  1.45       1.48      832,661,394
VALIC Company II Moderate Growth Lifestyle Fund              284,833,140  1.28       2.98      794,250,082
VALIC Company II Small Cap Growth Fund                        31,398,820  1.45       2.78       81,854,214
VALIC Company II Small Cap Value Fund                        127,729,895  1.32       1.42      426,134,704
VALIC Company II Socially Responsible Fund                   292,339,882  1.70       2.49      730,244,847
VALIC Company II Strategic Bond Fund                         216,272,613  1.11       2.79      561,958,294

                                                                 For the Year Ended December 31 2015
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
T. Rowe Price Retirement 2035 Advisor Class                      2.30        0.60   1.00    -1.31   -1.24
T. Rowe Price Retirement 2040 Advisor Class                      2.21        0.60   1.00    -1.26   -1.23
T. Rowe Price Retirement 2045 Advisor Class                      1.98        0.60   1.00    -1.29   -1.24
T. Rowe Price Retirement 2050 Advisor Class                      2.17        0.60   1.00            -1.23
T. Rowe Price Retirement 2055 Advisor Class                      2.12        0.60   1.00    -1.24   -1.23
T. Rowe Price Retirement 2060 Advisor Class                      1.84        0.60   1.00    -1.23   -0.66
Vanguard LifeStrategy Conservative Growth Fund Inv Shares        2.16        0.65   2.10    -2.25   -1.02
Vanguard LifeStrategy Growth Fund Inv Shares                     2.10        0.65   2.10    -3.23   -2.01
Vanguard LifeStrategy Moderate Growth Fund Inv Shares            2.13        0.65   2.10    -2.64   -1.41
Vanguard Long-Term Investment-Grade Fund Inv Shares              4.64        0.40   1.85    -4.00   -2.60
Vanguard Long-Term Treasury Fund Inv Shares                      2.78        0.40   1.85    -3.35   -1.93
Vanguard Wellington Fund Inv Shares                              2.58        0.00   2.10    -2.02   -0.59
Vanguard Windsor II Fund Inv Shares                              2.18        0.65   2.10    -5.23   -3.84
VALIC Company I Asset Allocation Fund                            2.12        0.40   1.85    -2.28   -1.05
VALIC Company I Blue Chip Growth Fund                            0.00        0.00   1.85     2.90    9.00
VALIC Company I Broad Cap Value Fund                             1.75        0.40   1.85    -3.14   -1.92
VALIC Company I Capital Conservation Fund                        2.01        0.40   1.85    -1.64   -0.40
VALIC Company I Core Equity Fund                                 0.97        0.40   1.85    -3.65   -2.24
VALIC Company I Dividend Value Fund                              2.21        0.40   1.85    -2.48   -1.05
VALIC Company I Dynamic Allocation Fund                          0.00        0.40   1.85    -6.32   -5.14
VALIC Company I Emerging Economies Fund                          2.35        0.40   1.85   -16.11  -14.88
VALIC Company I Foreign Value Fund                               2.91        0.00   1.85   -17.70   -9.01
VALIC Company I Global Real Estate Fund                          2.70        0.40   1.85    -1.82   -0.58
VALIC Company I Global Social Awareness Fund                     2.16        0.40   1.85    -2.16   -0.73
VALIC Company I Global Strategy Fund                             2.83        0.40   1.85    -6.50   -5.33
VALIC Company I Government Money Market I Fund                   0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                       2.27        0.40   1.85    -1.04    0.21
VALIC Company I Growth & Income Fund                             0.98        0.40   1.85    -1.92   -0.69
VALIC Company I Growth Fund                                      0.61        0.40   1.85     1.20    2.67
VALIC Company I Health Sciences Fund                             0.00        0.40   1.85    10.59   11.98
VALIC Company I Inflation Protected Fund                         1.93        0.00   1.85   -17.70   -4.79
VALIC Company I International Equities Index Fund                3.64        0.40   1.85    -2.82   -1.60
VALIC Company I International Government Bond Fund               2.62        0.40   1.85    -5.10   -3.71
VALIC Company I International Growth Fund                        1.57        0.40   1.85    -2.31   -1.08
VALIC Company I Large Cap Core Fund                              1.08        0.40   1.85     1.16    2.43
VALIC Company I Large Capital Growth Fund                        0.56        0.40   1.85    -1.84   -0.41
VALIC Company I Mid Cap Index Fund                               1.06        0.40   1.85    -4.29   -2.89
VALIC Company I Mid Cap Strategic Growth Fund                    0.00        0.40   1.85    -4.41   -3.01
VALIC Company I Nasdaq-100 Index Fund                            0.91        0.40   1.85     7.19    8.54
VALIC Company I Science & Technology Fund                        0.00        0.40   1.85     5.90    7.45
VALIC Company I Small Cap Aggressive Growth Fund                 0.00        0.40   1.85    -0.36    0.89
VALIC Company I Small Cap Fund                                   0.00        0.40   1.85    -6.53   -5.16
VALIC Company I Small Cap Index Fund                             1.10        0.40   1.85    -6.23   -4.86
VALIC Company I Small Cap Special Values Fund                    1.00        0.40   1.85    -5.98   -4.80
VALIC Company I Small Mid Growth Fund                            0.00        0.40   1.85    -2.46   -1.23
VALIC Company I Stock Index Fund                                 1.62        0.33   1.85    -0.80    0.72
VALIC Company I Value Fund                                       1.53        0.40   1.85    -4.95   -3.76
VALIC Company II Aggressive Growth Lifestyle Fund                1.64        0.15   1.60    -2.47   -1.24
VALIC Company II Capital Appreciation Fund                       0.32        0.15   1.60     4.12    5.43
VALIC Company II Conservative Growth Lifestyle Fund              2.26        0.15   1.60    -2.92   -1.70
VALIC Company II Core Bond Fund                                  1.96        0.00   1.60    -1.78   -1.47
VALIC Company II Government Money Market II Fund                 0.01        0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                            4.76        0.15   1.60    -5.19   -4.00
VALIC Company II International Opportunities Fund                1.29        0.15   1.60     6.76    8.10
VALIC Company II Large Cap Value Fund                            1.36        0.15   1.60    -4.33   -3.12
VALIC Company II Mid Cap Growth Fund                             0.00        0.15   1.60    -2.51   -1.28
VALIC Company II Mid Cap Value Fund                              0.21        0.15   1.60    -2.98   -1.56
VALIC Company II Moderate Growth Lifestyle Fund                  1.84        0.15   1.60    -2.52   -1.30
VALIC Company II Small Cap Growth Fund                           0.00        0.15   1.60    -2.80   -1.57
VALIC Company II Small Cap Value Fund                            0.61        0.15   1.60    -8.00   -6.66
VALIC Company II Socially Responsible Fund                       1.12        0.00   1.60    -0.49    0.36
VALIC Company II Strategic Bond Fund                             3.67        0.15   1.60    -3.49   -2.28

--------------------------------------------------------------------------------
                                      43

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2014
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/
                                                                         -------------------      Net
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      40,202,025  1.52       1.75       67,190,756
Ariel Appreciation Fund Investor Class                       146,499,455  1.62       1.83      469,227,308
Ariel Fund Investor Class                                    151,989,478  1.59       1.65      482,737,843
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  356,396,959  0.69       0.71      251,572,844
SunAmerica 2020 High Watermark Fund Class I                    8,674,835  1.12       1.17        9,768,311
Vanguard LifeStrategy Conservative Growth Fund Inv Shares     42,734,912  1.19       2.10       84,501,450
Vanguard LifeStrategy Growth Fund Inv Shares                  99,085,412  1.33       2.30      214,115,498
Vanguard LifeStrategy Moderate Growth Fund Inv Shares        106,092,172  1.27       2.25      224,613,412
Vanguard Long-Term Investment-Grade Fund Inv Shares          100,256,578  1.35       1.76      329,543,706
Vanguard Long-Term Treasury Fund Inv Shares                   79,135,119  1.35       1.73      264,756,446
Vanguard Wellington Fund Inv Shares                          475,391,229  1.41       1.52    1,830,151,862
Vanguard Windsor II Fund Inv Shares                          501,441,264  1.37       1.60    1,845,782,701
VALIC Company I Asset Allocation Fund                         23,983,803  1.30       8.48      175,375,943
VALIC Company I Blue Chip Growth Fund                        316,697,102  1.72       1.80      542,588,507
VALIC Company I Broad Cap Value Fund                          28,660,184  1.58       1.79       49,557,967
VALIC Company I Capital Conservation Fund                     47,679,527  1.09       4.14      177,337,132
VALIC Company I Core Equity Fund                              79,935,818  1.39       1.59      270,572,131
VALIC Company I Dividend Value Fund                          240,335,035  1.38       1.61      640,478,092
VALIC Company I Dynamic Allocation Fund                      225,671,419  1.18       1.21      270,147,907
VALIC Company I Emerging Economies Fund                      665,527,599  0.66       0.88      597,079,271
VALIC Company I Foreign Value Fund                           662,436,645  0.94       1.07      843,021,507
VALIC Company I Global Real Estate Fund                      305,179,712  1.31       1.37      407,259,854
VALIC Company I Global Social Awareness Fund                  71,601,453  1.23       1.42      404,834,510
VALIC Company I Global Strategy Fund                         263,440,548  1.31       1.99      506,653,578
VALIC Company I Government Money Market I Fund               164,765,549  0.93       1.00      331,649,424
VALIC Company I Government Securities Fund                    32,589,746  1.07       3.99      117,630,636
VALIC Company I Growth & Income Fund                          32,066,742  1.52       3.80      112,600,339
VALIC Company I Growth Fund                                  577,668,720             1.54      976,737,260
VALIC Company I Health Sciences Fund                         180,846,975  2.69       4.32      741,351,192
VALIC Company I Inflation Protected Fund                     343,815,581  1.06       1.35      447,353,246
VALIC Company I International Equities Index Fund            477,197,431  1.06       2.02      878,599,042
VALIC Company I International Government Bond Fund            57,426,985  1.01       1.27      171,075,868
VALIC Company I International Growth Fund                    181,601,799  1.17       3.01      507,941,781
VALIC Company I Large Cap Core Fund                           77,828,281  1.68       2.24      168,547,289
VALIC Company I Large Capital Growth Fund                    242,825,241  1.36       1.44      414,316,983
VALIC Company I Mid Cap Index Fund                           181,983,085  1.56       1.70    3,132,716,853
VALIC Company I Mid Cap Strategic Growth Fund                138,081,014  1.31       1.35      275,076,835
VALIC Company I Nasdaq-100 Index Fund                        221,062,156  1.22       1.82      256,140,583
VALIC Company I Science & Technology Fund                    207,052,424  1.60       1.69      942,200,179
VALIC Company I Small Cap Aggressive Growth Fund              49,888,671  1.58       2.20      106,181,397
VALIC Company I Small Cap Fund                                77,943,885  1.56       1.64      359,694,876
VALIC Company I Small Cap Index Fund                         181,699,697  1.50       1.55    1,051,213,032
VALIC Company I Small Cap Special Values Fund                137,726,181  1.50       1.66      222,234,302
VALIC Company I Small Mid Growth Fund                         74,225,207  1.48       1.68      120,734,464
VALIC Company I Stock Index Fund                             509,445,145  1.48      72.89    4,217,167,533
VALIC Company I Value Fund                                    51,425,430  1.55       2.12      104,102,132
VALIC Company II Aggressive Growth Lifestyle Fund            185,272,756  1.37       2.96      515,139,973
VALIC Company II Capital Appreciation Fund                    25,635,001  1.60       1.74       42,147,910
VALIC Company II Conservative Growth Lifestyle Fund          123,317,312  1.23       2.81      324,988,114
VALIC Company II Core Bond Fund                              362,992,296  1.11       1.42      714,083,549
VALIC Company II Government Money Market II Fund             129,017,658  0.94       1.31      158,687,914
VALIC Company II High Yield Bond Fund                        136,270,181  1.21       2.66      338,332,083
VALIC Company II International Opportunities Fund            264,766,357  1.06       2.19      546,227,759
VALIC Company II Large Cap Value Fund                         70,147,074  1.57       2.96      194,385,587
VALIC Company II Mid Cap Growth Fund                          70,016,818  1.33       1.99      131,202,478
VALIC Company II Mid Cap Value Fund                          167,438,142  1.49       1.50      866,424,764
VALIC Company II Moderate Growth Lifestyle Fund              281,014,873  1.31       3.02      796,885,588
VALIC Company II Small Cap Growth Fund                        34,657,295  1.49       2.83       92,186,389
VALIC Company II Small Cap Value Fund                        147,595,203  1.43       1.52      531,491,117
VALIC Company II Socially Responsible Fund                   287,490,736  1.71       2.65      716,042,859
VALIC Company II Strategic Bond Fund                         227,800,046  1.15       2.86      607,548,162

                                                                 For the Year Ended December 31 2014
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.40   1.85     5.03    6.35
Ariel Appreciation Fund Investor Class                           0.70        0.40   1.85     6.17    7.72
Ariel Fund Investor Class                                        0.55        0.40   1.85     8.92   10.51
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      0.00        0.40   1.85   -17.33  -16.29
SunAmerica 2020 High Watermark Fund Class I                      2.63        0.65   1.25     2.93    3.34
Vanguard LifeStrategy Conservative Growth Fund Inv Shares        2.14        0.65   2.10     4.73    6.05
Vanguard LifeStrategy Growth Fund Inv Shares                     2.13        0.65   2.10     4.95    6.27
Vanguard LifeStrategy Moderate Growth Fund Inv Shares            2.11        0.65   2.10     4.85    6.16
Vanguard Long-Term Investment-Grade Fund Inv Shares              4.29        0.40   1.85    16.00   17.69
Vanguard Long-Term Treasury Fund Inv Shares                      3.07        0.40   1.85    22.98   24.77
Vanguard Wellington Fund Inv Shares                              2.53        0.65   2.10     7.54    9.11
Vanguard Windsor II Fund Inv Shares                              2.22        0.65   2.10     8.85   10.44
VALIC Company I Asset Allocation Fund                            1.74        0.40   1.85     3.43    4.73
VALIC Company I Blue Chip Growth Fund                            0.17        0.40   1.85     7.14    8.49
VALIC Company I Broad Cap Value Fund                             1.19        0.40   1.85     5.56    6.89
VALIC Company I Capital Conservation Fund                        2.82        0.40   1.85     4.05    5.36
VALIC Company I Core Equity Fund                                 1.16        0.40   1.85     9.48   11.08
VALIC Company I Dividend Value Fund                              1.79        0.40   1.85     7.21    8.78
VALIC Company I Dynamic Allocation Fund                          1.58        0.40   1.85     2.33    3.61
VALIC Company I Emerging Economies Fund                          1.47        0.40   1.85    -7.30   -5.94
VALIC Company I Foreign Value Fund                               2.03        0.40   1.85   -13.25  -11.99
VALIC Company I Global Real Estate Fund                          4.68        0.40   1.85    10.01   11.39
VALIC Company I Global Social Awareness Fund                     1.42        0.40   1.85     5.99    7.54
VALIC Company I Global Strategy Fund                             3.35        0.40   1.85    -0.03    1.23
VALIC Company I Government Money Market I Fund                   0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                       2.41        0.40   1.85     3.59    4.89
VALIC Company I Growth & Income Fund                             0.73        0.40   1.85    12.04   13.45
VALIC Company I Growth Fund                                      0.83        0.40   1.85     8.70   10.29
VALIC Company I Health Sciences Fund                             0.00        0.40   1.85    29.16   30.79
VALIC Company I Inflation Protected Fund                         1.87        0.40   1.85     1.09    2.36
VALIC Company I International Equities Index Fund                2.63        0.40   1.85    -7.18   -6.01
VALIC Company I International Government Bond Fund               1.90        0.40   1.85    -0.49    0.96
VALIC Company I International Growth Fund                        1.87        0.40   1.85    -5.23   -4.04
VALIC Company I Large Cap Core Fund                              0.92        0.40   1.85    11.19   12.59
VALIC Company I Large Capital Growth Fund                        0.46        0.40   1.85     9.41   11.00
VALIC Company I Mid Cap Index Fund                               1.09        0.40   1.85     7.41    8.97
VALIC Company I Mid Cap Strategic Growth Fund                    0.51        0.40   1.85     1.33    2.81
VALIC Company I Nasdaq-100 Index Fund                            0.71        0.40   1.85    16.51   17.98
VALIC Company I Science & Technology Fund                        0.12        0.40   1.85    12.33   13.97
VALIC Company I Small Cap Aggressive Growth Fund                 0.00        0.40   1.85     7.89    9.25
VALIC Company I Small Cap Fund                                   0.32        0.40   1.85     2.10    3.59
VALIC Company I Small Cap Index Fund                             1.22        0.40   1.85     2.84    4.34
VALIC Company I Small Cap Special Values Fund                    0.72        0.40   1.85     5.01    6.33
VALIC Company I Small Mid Growth Fund                            0.03        0.40   1.85     9.04   10.41
VALIC Company I Stock Index Fund                                 1.59        0.33   1.85    12.83   12.91
VALIC Company I Value Fund                                       1.61        0.40   1.85     9.36   10.73
VALIC Company II Aggressive Growth Lifestyle Fund                0.92        0.15   1.60     2.64    3.94
VALIC Company II Capital Appreciation Fund                       0.44        0.15   1.60     6.88    8.22
VALIC Company II Conservative Growth Lifestyle Fund              1.93        0.15   1.60     2.01    3.29
VALIC Company II Core Bond Fund                                  1.90        0.15   1.60     3.77    5.28
VALIC Company II Government Money Market II Fund                 0.01        0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                            4.88        0.15   1.60     1.22    2.49
VALIC Company II International Opportunities Fund                1.27        0.15   1.60    -6.72   -5.54
VALIC Company II Large Cap Value Fund                            1.12        0.15   1.60     8.98   10.35
VALIC Company II Mid Cap Growth Fund                             0.07        0.15   1.60     0.59    1.85
VALIC Company II Mid Cap Value Fund                              0.30        0.15   1.60     5.03    6.56
VALIC Company II Moderate Growth Lifestyle Fund                  1.29        0.15   1.60     2.61    3.91
VALIC Company II Small Cap Growth Fund                           0.00        0.15   1.60    -1.57   -0.33
VALIC Company II Small Cap Value Fund                            0.90        0.15   1.60     3.87    5.38
VALIC Company II Socially Responsible Fund                       1.30        0.15   1.60    13.70   15.13
VALIC Company II Strategic Bond Fund                             3.69        0.15   1.60     2.30    3.58

--------------------------------------------------------------------------------
                                      44

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                         December 31, 2013
                                                             ----------------------------------------------

                                                                         Unit Value ($)/(a)/      Net
                                                                         ------------------- --------------
Sub-accounts                                                    Units    Lowest    Highest   Assets ($)/(b)/
------------                                                 ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I Investor      45,990,000  1.45       1.64       72,347,000
Ariel Appreciation Fund Investor Class                       151,676,000  1.53       1.70      453,673,000
Ariel Fund Investor Class                                    164,454,000  1.46       1.49      476,196,000
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5  286,965,000  0.83       0.85      242,808,000
SunAmerica 2020 High Watermark Fund Class I                   10,588,000  1.09       1.13       11,583,000
Vanguard LifeStrategy Conservative Growth Fund Inv Shares     42,663,000  1.14       1.98       79,830,000
Vanguard LifeStrategy Growth Fund Inv Shares                  99,330,000  1.27       2.16      202,733,000
Vanguard LifeStrategy Moderate Growth Fund Inv Shares        106,715,000  1.21       2.12      213,624,000
Vanguard Long-Term Investment-Grade Fund Inv Shares           81,579,000  1.17       1.50      228,921,000
Vanguard Long-Term Treasury Fund Inv Shares                   86,023,000  1.10       1.39      231,479,000
Vanguard Wellington Fund Inv Shares                          492,356,000  1.31       1.39    1,746,521,000
Vanguard Windsor II Fund Inv Shares                          518,076,000  1.24       1.47    1,736,698,000
VALIC Company I Asset Allocation Fund                         24,528,000  1.25       8.10      173,219,000
VALIC Company I Blue Chip Growth Fund                        335,064,000  1.60       1.66      530,958,000
VALIC Company I Broad Cap Value Fund                          25,690,000  1.50       1.68       41,756,000
VALIC Company I Capital Conservation Fund                     47,155,000  1.05       3.93      166,143,000
VALIC Company I Core Equity Fund                              87,739,000  1.25       1.45      268,685,000
VALIC Company I Dividend Value Fund                          221,351,000  1.27       1.50      545,977,000
VALIC Company I Dynamic Allocation Fund                      168,660,000  1.15       1.17      195,707,000
VALIC Company I Emerging Economies Fund                      614,097,000  0.70       0.95      588,736,000
VALIC Company I Foreign Value Fund                           667,927,000  1.07       1.23      971,586,000
VALIC Company I Global Real Estate Fund                      255,138,000  1.19       1.23      306,864,000
VALIC Company I Global Social Awareness Fund                  76,200,000  1.14       1.34      402,746,000
VALIC Company I Global Strategy Fund                         281,255,000  1.31       1.96      536,276,000
VALIC Company I Government Money Market I Fund               174,678,000  0.95       1.01      353,206,000
VALIC Company I Government Securities Fund                    37,427,000  1.03       3.80      129,265,000
VALIC Company I Growth & Income Fund                          32,540,000  1.36       3.35      101,061,000
VALIC Company I Growth Fund                                  605,498,000  1.40       1.42      933,492,000
VALIC Company I Health Sciences Fund                         169,471,000  2.08       3.30      533,127,000
VALIC Company I Inflation Protected Fund                     321,428,000  1.05       1.32      410,166,000
VALIC Company I International Equities Index Fund            524,216,000  1.14       2.15    1,030,145,000
VALIC Company I International Government Bond Fund            58,726,000  1.01       1.26      176,097,000
VALIC Company I International Growth Fund                    201,213,000  1.24       3.14      586,844,000
VALIC Company I Large Cap Core Fund                           88,578,000  1.51       1.99      170,580,000
VALIC Company I Large Capital Growth Fund                    262,881,000  1.22       1.31      406,386,000
VALIC Company I Mid Cap Index Fund                           193,124,000  1.45       1.56    3,077,255,000
VALIC Company I Mid Cap Strategic Growth Fund                152,807,000  1.27       1.34      298,156,000
VALIC Company I Nasdaq-100 Index Fund                        205,690,000  1.03       1.57      202,625,000
VALIC Company I Science & Technology Fund                    220,087,000  1.42       1.48      884,907,000
VALIC Company I Small Cap Aggressive Growth Fund              56,587,000  1.46       2.02      110,639,000
VALIC Company I Small Cap Fund                                86,577,000  1.53       1.58      387,730,000
VALIC Company I Small Cap Index Fund                         193,566,000  1.46       1.48    1,087,389,000
VALIC Company I Small Cap Special Values Fund                152,559,000  1.43       1.57      232,376,000
VALIC Company I Small Mid Growth Fund                         86,006,000  1.36       1.52      127,108,000
VALIC Company I Stock Index Fund                             543,134,000  1.31      64.55    2,146,977,000
VALIC Company I Value Fund                                    58,431,000  1.42       1.92      107,189,000
VALIC Company II Aggressive Growth Lifestyle Fund            170,127,000  1.34       2.84      456,690,000
VALIC Company II Capital Appreciation Fund                    27,282,000  1.50       1.61       41,604,000
VALIC Company II Conservative Growth Lifestyle Fund          110,543,000  1.21       2.72      283,012,000
VALIC Company II Core Bond Fund                              358,358,000  1.07       1.35      673,167,000
VALIC Company II Government Money Market II Fund             146,653,000  0.95       1.31      181,686,000
VALIC Company II High Yield Bond Fund                        129,320,000  1.19       2.59      313,222,000
VALIC Company II International Opportunities Fund            260,892,000  1.13       2.32      571,456,000
VALIC Company II Large Cap Value Fund                         75,961,000  1.44       2.68      191,301,000
VALIC Company II Mid Cap Growth Fund                          74,465,000  1.32       1.96      137,360,000
VALIC Company II Mid Cap Value Fund                          176,026,000  1.41       1.42      859,834,000
VALIC Company II Moderate Growth Lifestyle Fund              250,904,000  1.28       2.91      687,344,000
VALIC Company II Small Cap Growth Fund                        38,766,000  1.52       2.84      103,555,000
VALIC Company II Small Cap Value Fund                        148,027,000  1.38       1.44      508,084,000
VALIC Company II Socially Responsible Fund                   295,532,000  1.51       2.30      640,726,000
VALIC Company II Strategic Bond Fund                         227,491,000  1.12       2.76      589,850,000

                                                                 For the Year Ended December 31 2013
                                                             -------------------------------------------
                                                                               Expense         Total
                                                              Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                                Income      -------------- --------------
Sub-accounts                                                 Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                                 -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I Investor         0.00        0.40   1.85    29.79   31.42
Ariel Appreciation Fund Investor Class                           0.91        0.40   1.85    43.53   45.63
Ariel Fund Investor Class                                        0.64        0.40   1.85    42.03   44.10
Invesco V.I. Balanced-Risk Commodity Strategy Fund Class R5      0.00        0.40   1.85   -15.49  -14.42
SunAmerica 2020 High Watermark Fund Class I                      2.50        0.65   1.25    -7.00   -6.63
Vanguard LifeStrategy Conservative Growth Fund Inv Shares        2.00        0.65   2.10     6.81    8.15
Vanguard LifeStrategy Growth Fund Inv Shares                     2.08        0.65   2.10    18.68   20.17
Vanguard LifeStrategy Moderate Growth Fund Inv Shares            2.02        0.65   2.10    12.66   14.07
Vanguard Long-Term Investment-Grade Fund Inv Shares              4.74        0.40   1.85    -7.59   -6.24
Vanguard Long-Term Treasury Fund Inv Shares                      3.11        0.40   1.85   -14.62  -13.37
Vanguard Wellington Fund Inv Shares                              2.54        0.65   2.10    17.18   18.89
Vanguard Windsor II Fund Inv Shares                              2.12        0.65   2.10    27.98   29.84
VALIC Company I Asset Allocation Fund                            0.00        0.40   1.85    13.84   15.27
VALIC Company I Blue Chip Growth Fund                            0.00        0.40   1.85    38.60   40.34
VALIC Company I Broad Cap Value Fund                             0.00        0.40   1.85    33.97   35.65
VALIC Company I Capital Conservation Fund                        0.00        0.40   1.85    -4.16   -2.96
VALIC Company I Core Equity Fund                                 0.00        0.40   1.85    32.40   34.33
VALIC Company I Dividend Value Fund                              0.00        0.40   1.85    27.69   29.55
VALIC Company I Dynamic Allocation Fund                          0.00        0.40   1.85    15.34   16.81
VALIC Company I Emerging Economies Fund                          0.00        0.40   1.85    -4.55   -3.15
VALIC Company I Foreign Value Fund                               0.00        0.40   1.85    23.89   25.69
VALIC Company I Global Real Estate Fund                          0.00        0.40   1.85     2.63    3.92
VALIC Company I Global Social Awareness Fund                     0.00        0.40   1.85    26.51   28.36
VALIC Company I Global Strategy Fund                             0.00        0.40   1.85    16.62   18.08
VALIC Company I Government Money Market I Fund                   0.01        0.40   1.85    -1.82   -0.39
VALIC Company I Government Securities Fund                       0.00        0.40   1.85    -5.98   -4.80
VALIC Company I Growth & Income Fund                             0.00        0.40   1.85    30.23   31.87
VALIC Company I Growth Fund                                      0.00        0.40   1.85    28.70   30.58
VALIC Company I Health Sciences Fund                             0.00        0.40   1.85    48.27   50.13
VALIC Company I Inflation Protected Fund                         0.00        0.40   1.85    -8.68   -7.53
VALIC Company I International Equities Index Fund                0.00        0.40   1.85    16.81   18.28
VALIC Company I International Government Bond Fund               0.00        0.40   1.85    -7.34   -5.99
VALIC Company I International Growth Fund                        0.00        0.40   1.85    18.54   20.03
VALIC Company I Large Cap Core Fund                              0.00        0.40   1.85    33.55   35.23
VALIC Company I Large Capital Growth Fund                        0.00        0.40   1.85    29.16   31.04
VALIC Company I Mid Cap Index Fund                               0.00        0.40   1.85    30.67   32.58
VALIC Company I Mid Cap Strategic Growth Fund                    0.00        0.40   1.85    36.08   38.06
VALIC Company I Nasdaq-100 Index Fund                            0.00        0.40   1.85    33.74   35.42
VALIC Company I Science & Technology Fund                        0.00        0.40   1.85    39.88   41.92
VALIC Company I Small Cap Aggressive Growth Fund                 0.00        0.40   1.85    46.99   48.83
VALIC Company I Small Cap Fund                                   0.00        0.40   1.85    37.85   39.86
VALIC Company I Small Cap Index Fund                             0.00        0.40   1.85    36.10   38.09
VALIC Company I Small Cap Special Values Fund                    0.00        0.40   1.85    36.42   38.14
VALIC Company I Small Mid Growth Fund                            0.00        0.40   1.85    32.29   33.95
VALIC Company I Stock Index Fund                                 0.00        0.33   1.85    31.39   32.93
VALIC Company I Value Fund                                       0.00        0.40   1.85    28.73   30.35
VALIC Company II Aggressive Growth Lifestyle Fund                0.00        0.15   1.60    20.03   21.54
VALIC Company II Capital Appreciation Fund                       0.00        0.15   1.60    33.92   35.60
VALIC Company II Conservative Growth Lifestyle Fund              0.00        0.15   1.60     7.61    8.96
VALIC Company II Core Bond Fund                                  0.00        0.15   1.60    -3.37   -1.96
VALIC Company II Government Money Market II Fund                 0.01        0.15   1.60    -1.58   -0.34
VALIC Company II High Yield Bond Fund                            0.00        0.15   1.60     3.51    4.81
VALIC Company II International Opportunities Fund                0.00        0.15   1.60    19.22   20.72
VALIC Company II Large Cap Value Fund                            0.00        0.15   1.60    33.22   34.89
VALIC Company II Mid Cap Growth Fund                             0.00        0.15   1.60    28.95   30.57
VALIC Company II Mid Cap Value Fund                              0.00        0.15   1.60    32.26   34.19
VALIC Company II Moderate Growth Lifestyle Fund                  0.00        0.15   1.60    14.75   16.20
VALIC Company II Small Cap Growth Fund                           0.00        0.15   1.60    45.35   47.18
VALIC Company II Small Cap Value Fund                            0.00        0.15   1.60    34.05   36.01
VALIC Company II Socially Responsible Fund                       0.00        0.15   1.60    33.28   34.96
VALIC Company II Strategic Bond Fund                             0.00        0.15   1.60    -1.33   -0.09

--------------------------------------------------------------------------------
                                      45

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                   December 31, 2012
                                                       ----------------------------------------------

                                                                   Unit Value ($)/(a)/
                                                                   -------------------      Net
Sub-accounts                                              Units    Lowest    Highest   Assets ($)/(b)/
------------                                           ----------- ------    -------   --------------
American Beacon Holland Large Cap Growth Fund I
  Investor                                              51,966,000  1.12       1.25       62,551,000
Ariel Appreciation Fund Investor Class                 139,223,000  1.07       2.20      287,615,000
Ariel Fund Investor Class                              172,615,000  1.03       2.18      349,450,000
Invesco V.I. Balanced-Risk Commodity Strategy Fund
  Class R5                                             215,787,000  0.98       1.00      214,139,000
SunAmerica 2020 High Watermark Fund Class I             13,367,000  1.17       1.21       15,716,000
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                42,752,000  1.07       1.83       74,254,000
Vanguard LifeStrategy Growth Fund Inv Shares            97,744,000  1.07       1.80      166,668,000
Vanguard LifeStrategy Moderate Growth Fund Inv Shares  106,449,000  1.07       1.86      187,532,000
Vanguard Long-Term Investment-Grade Fund Inv Shares    107,229,000  1.26       3.40      324,948,000
Vanguard Long-Term Treasury Fund Inv Shares            104,316,000  1.29       3.46      328,115,000
Vanguard Wellington Fund Inv Shares                    511,573,000  1.12       3.46    1,537,119,000
Vanguard Windsor II Fund Inv Shares                    550,354,000  0.96       2.95    1,431,448,000
VALIC Company I Asset Allocation Fund                   24,967,000  1.10       7.03      154,635,000
VALIC Company I Blue Chip Growth Fund                  359,500,000  1.13       1.18      407,535,000
VALIC Company I Broad Cap Value Fund                    26,193,000  1.12       1.24       31,467,000
VALIC Company I Capital Conservation Fund               54,326,000  1.09       4.05      201,474,000
VALIC Company I Core Equity Fund                        95,915,000  0.93       2.46      219,871,000
VALIC Company I Dividend Value Fund                    215,635,000  0.98       2.11      414,565,000
VALIC Company I Dynamic Allocation Fund                      1,000             1.00        9,981,000
VALIC Company I Emerging Economies Fund                589,559,000  0.72       1.03      586,649,000
VALIC Company I Foreign Value Fund                     744,687,000  0.85       1.19      867,033,000
VALIC Company I Global Real Estate Fund                281,040,000  1.16       1.18      326,429,000
VALIC Company I Global Social Awareness Fund            65,030,000  0.89       4.50      267,576,000
VALIC Company I Global Strategy Fund                   273,255,000  1.13       1.66      442,647,000
VALIC Company I Government Money Market I Fund         181,065,000  0.96       2.30      370,398,000
VALIC Company I Government Securities Fund              31,983,000  1.10       3.99      115,432,000
VALIC Company I Growth & Income Fund                    34,018,000  0.95       2.54       80,380,000
VALIC Company I Growth Fund                            665,111,000  1.07       1.22      789,736,000
VALIC Company I Health Sciences Fund                   149,863,000  1.40       2.20      315,416,000
VALIC Company I Inflation Protected Fund               298,846,000  1.15       1.43      413,284,000
VALIC Company I International Equities Index Fund      520,838,000  0.98       1.82      870,642,000
VALIC Company I International Government Bond Fund      56,985,000  1.09       3.52      182,727,000
VALIC Company I International Growth Fund              235,242,000  1.04       2.62      573,397,000
VALIC Company I Large Cap Core Fund                     95,261,000  1.13       1.47      136,137,000
VALIC Company I Large Capital Growth Fund              289,231,000  0.93       1.22      343,216,000
VALIC Company I Mid Cap Index Fund                     206,475,000  1.11      14.69    2,515,665,000
VALIC Company I Mid Cap Strategic Growth Fund          164,490,000  0.92       1.47      233,684,000
VALIC Company I Nasdaq-100 Index Fund                  212,283,000  0.73       1.17      154,991,000
VALIC Company I Science & Technology Fund              241,647,000  0.66       3.17      690,337,000
VALIC Company I Small Cap Aggressive Growth Fund        55,949,000  1.00       1.35       73,916,000
VALIC Company I Small Cap Fund                          96,923,000  1.11       3.48      312,090,000
VALIC Company I Small Cap Index Fund                   205,976,000  1.07       4.62      846,828,000
VALIC Company I Small Cap Special Values Fund          170,518,000  1.05       1.13      188,728,000
VALIC Company I Small Mid Growth Fund                   91,849,000  1.03       1.14      101,706,000
VALIC Company I Stock Index Fund                       575,726,000  1.00      48.56    1,747,315,000
VALIC Company I Value Fund                              64,658,000  1.10       1.47       91,345,000
VALIC Company II Aggressive Growth Lifestyle Fund      151,965,000  1.11       2.34      336,975,000
VALIC Company II Capital Appreciation Fund              30,004,000  0.81       1.19       33,868,000
VALIC Company II Conservative Growth Lifestyle Fund     92,004,000  1.12       2.50      216,627,000
VALIC Company II Core Bond Fund                        239,177,000  1.10       2.05      459,847,000
VALIC Company II Government Money Market II Fund       137,930,000  0.97       1.32      172,581,000
VALIC Company II High Yield Bond Fund                  129,786,000  1.15       2.48      300,387,000
VALIC Company II International Opportunities Fund      275,156,000  0.95       1.92      501,215,000
VALIC Company II Large Cap Value Fund                   80,659,000  1.08       1.99      151,544,000
VALIC Company II Mid Cap Growth Fund                    83,075,000  1.02       1.50      117,917,000
VALIC Company II Mid Cap Value Fund                    190,393,000  1.05       3.96      700,450,000
VALIC Company II Moderate Growth Lifestyle Fund        210,641,000  1.11       2.50      498,521,000
VALIC Company II Small Cap Growth Fund                  40,783,000  0.97       1.93       74,470,000
VALIC Company II Small Cap Value Fund                  165,403,000  1.03       2.71      420,658,000
VALIC Company II Socially Responsible Fund             332,810,000  1.13       1.70      536,742,000
VALIC Company II Strategic Bond Fund                   231,898,000  1.14       2.76      603,911,000

                                                           For the Year Ended December 31 2012
                                                       -------------------------------------------
                                                                         Expense         Total
                                                        Investment    Ratio (%)/(d)/ Return (%)/(e)/
                                                          Income      -------------- --------------
Sub-accounts                                           Ratio (%)/(c)/ Lowest Highest Lowest  Highest
------------                                           -------------  ------ ------- ------  -------
American Beacon Holland Large Cap Growth Fund I
  Investor                                                 0.06        0.40   1.85   10.12    11.51
Ariel Appreciation Fund Investor Class                     0.83        0.40   1.85   17.16    18.87
Ariel Fund Investor Class                                  0.96        0.40   1.85   18.11    19.84
Invesco V.I. Balanced-Risk Commodity Strategy Fund
  Class R5                                                 2.46        0.40   1.85   -1.77    -3.01
SunAmerica 2020 High Watermark Fund Class I                2.31        0.65   1.25    2.96     3.37
Vanguard LifeStrategy Conservative Growth Fund Inv
  Shares                                                   2.35        0.65   2.10    6.92     8.26
Vanguard LifeStrategy Growth Fund Inv Shares               2.39        0.65   2.10   11.99    13.40
Vanguard LifeStrategy Moderate Growth Fund Inv Shares      2.36        0.65   2.10    9.44    10.81
Vanguard Long-Term Investment-Grade Fund Inv Shares        4.67        0.40   1.85    9.61    11.21
Vanguard Long-Term Treasury Fund Inv Shares                2.76        0.40   1.85    1.56     3.05
Vanguard Wellington Fund Inv Shares                        2.86        0.65   2.10   10.23    11.84
Vanguard Windsor II Fund Inv Shares                        2.33        0.65   2.10   14.28    15.96
VALIC Company I Asset Allocation Fund                      2.16        0.40   1.85   11.24    12.64
VALIC Company I Blue Chip Growth Fund                      5.00        0.40   1.85   15.96    17.42
VALIC Company I Broad Cap Value Fund                       0.70        0.40   1.85   11.89    13.30
VALIC Company I Capital Conservation Fund                  2.50        0.40   1.85    4.12     5.43
VALIC Company I Core Equity Fund                           1.49        0.40   1.85   12.10    13.74
VALIC Company I Dividend Value Fund                        1.85        0.40   1.85   10.51    12.12
VALIC Company I Dynamic Allocation Fund                    0.00        0.40   1.85            -0.24
VALIC Company I Emerging Economies Fund                    0.73        0.40   1.85   16.71    18.42
VALIC Company I Foreign Value Fund                         3.20        0.40   1.85   16.59    18.30
VALIC Company I Global Real Estate Fund                    1.74        0.40   1.85   28.60    30.22
VALIC Company I Global Social Awareness Fund               1.83        0.40   1.85   16.12    16.83
VALIC Company I Global Strategy Fund                       5.69        0.40   1.85   17.35    18.83
VALIC Company I Government Money Market I Fund             0.01        0.40   1.85   -1.83    -0.39
VALIC Company I Government Securities Fund                 2.46        0.40   1.85    1.80     3.08
VALIC Company I Growth & Income Fund                       0.91        0.40   1.85   11.27    12.68
VALIC Company I Growth Fund                                0.72        0.40   1.85   12.80    14.46
VALIC Company I Health Sciences Fund                       0.00        0.40   1.85   29.31    30.94
VALIC Company I Inflation Protected Fund                   2.77        0.40   1.85    6.05     7.38
VALIC Company I International Equities Index Fund          2.88        0.40   1.85   14.88    16.32
VALIC Company I International Government Bond Fund         3.20        0.40   1.85    6.64     8.21
VALIC Company I International Growth Fund                  1.60        0.40   1.85   17.98    19.46
VALIC Company I Large Cap Core Fund                        1.02        0.40   1.85   16.49    17.95
VALIC Company I Large Capital Growth Fund                  0.21        0.40   1.85   10.37    11.98
VALIC Company I Mid Cap Index Fund                         1.01        0.40   1.85   15.36    17.05
VALIC Company I Mid Cap Strategic Growth Fund              0.00        0.40   1.85    7.22     8.79
VALIC Company I Nasdaq-100 Index Fund                      0.50        0.40   1.85   15.78    17.23
VALIC Company I Science & Technology Fund                  0.00        0.40   1.85   10.08    11.69
VALIC Company I Small Cap Aggressive Growth Fund           0.00        0.40   1.85   12.96    14.38
VALIC Company I Small Cap Fund                             0.07        0.40   1.85   13.72    15.15
VALIC Company I Small Cap Index Fund                       1.28        0.40   1.85   13.93    15.59
VALIC Company I Small Cap Special Values Fund              0.60        0.40   1.85    4.84    13.82
VALIC Company I Small Mid Growth Fund                      0.00        0.40   1.85    2.86    10.94
VALIC Company I Stock Index Fund                           1.78        0.33   1.85   14.87    15.12
VALIC Company I Value Fund                                 2.12        0.40   1.85   14.80    16.24
VALIC Company II Aggressive Growth Lifestyle Fund          1.53        0.15   1.60   13.38    14.80
VALIC Company II Capital Appreciation Fund                 0.47        0.15   1.60   16.07    17.53
VALIC Company II Conservative Growth Lifestyle Fund        2.30        0.15   1.60   10.11    11.49
VALIC Company II Core Bond Fund                            3.00        0.15   1.60    5.68     7.22
VALIC Company II Government Money Market II Fund           0.01        0.15   1.60   -1.58    -0.34
VALIC Company II High Yield Bond Fund                      6.16        0.15   1.60   11.94    13.35
VALIC Company II International Opportunities Fund          2.04        0.15   1.60   20.10    21.61
VALIC Company II Large Cap Value Fund                      1.33        0.15   1.60   15.07    16.52
VALIC Company II Mid Cap Growth Fund                       0.10        0.15   1.60    9.54    10.92
VALIC Company II Mid Cap Value Fund                        0.44        0.15   1.60   19.84    21.59
VALIC Company II Moderate Growth Lifestyle Fund            1.83        0.15   1.60   11.89    13.30
VALIC Company II Small Cap Growth Fund                     0.00        0.15   1.60   10.58    11.98
VALIC Company II Small Cap Value Fund                      0.53        0.15   1.60   13.23    14.89
VALIC Company II Socially Responsible Fund                 1.46        0.15   1.60   13.40    14.83
VALIC Company II Strategic Bond Fund                       4.18        0.15   1.60   10.62    12.01

(a) Because the unit values are presented as a range of lowest to highest, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract unit values are not within the ranges presented.
(b) These amounts represent the net asset value before adjustments allocated to the contracts in payout period.

--------------------------------------------------------------------------------
                                      46

SEPARATE ACCOUNT A
THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the Funds, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the Funds in which the sub-account invests. The average net assets are calculated using the net asset balances at the beginning and end of the year.
(d) These amounts represent the annualized contract expenses of the sub-account, consisting of distribution, mortality and expense charges, for each period indicated. The ratios include only those expenses that result in direct reduction to unit values. Charges made directly to contract owners account through the redemption of units and expenses of the Funds have been excluded. For additional information on charges and deductions, see Note 4.
(e) These amounts represent the total return for the periods indicated, including changes in the value of the Funds, and expenses assessed through the reduction of unit values. These expenses do not include any expenses assessed through redemption of units. The total return is calculated for each of the periods indicated or from the effective date through the end of the reporting period. Because the total return is presented as a range of minimum and maximum values, based on the product grouping representing the minimum and maximum expense ratios, some individual contract total returns are not within the ranges presented.

7. SUBSEQUENT EVENTS

Management considered Separate Accounts related events and transactions that occurred after the date of the Statement of Assets and Liabilities, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that required additional disclosures. Management has evaluated events through April 24, 2017, the date the financial statements were issued.

--------------------------------------------------------------------------------
                                      47

                     The Variable Annuity Life
                     Insurance Company
                     Audited GAAP Financial Statements
                     At December 31, 2016 and 2015 and for each of the three years ended December 31, 2016

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----
CONSOLIDATED FINANCIAL STATEMENTS
Independent Auditor's Report                                                                                           2
Consolidated Balance Sheets at December 31, 2016 and 2015                                                              3
Consolidated Statements of Income for each of the years ended December 31, 2016, 2015 and 2014                         4
Consolidated Statements of Comprehensive Income (Loss) for each of the years ended December 31, 2016, 2015 and 2014    5
Consolidated Statements of Equity for each of the years ended December 31, 2016, 2015 and 2014                         6
Consolidated Statements of Cash Flows for each of the years ended December 31, 2016, 2015 and 2014                     7

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
1. Basis of Presentation                                                                                               8
2. Summary of Significant Accounting Policies                                                                          9
3. Fair Value Measurements                                                                                            14
4. Investments                                                                                                        30
5. Lending Activities                                                                                                 41
6. Reinsurance                                                                                                        43
7. Derivatives and Hedge Accounting                                                                                   43
8. Deferred Policy Acquisition Costs and Deferred Sales Inducements                                                   45
9. Variable Interest Entities                                                                                         48
10. Insurance Liabilities                                                                                             50
11. Variable Annuity Contracts                                                                                        50
12. Debt                                                                                                              53
13. Commitments and Contingencies                                                                                     54
14. Equity                                                                                                            55
15. Statutory Financial Data and Restrictions                                                                         57
16. Benefit Plans                                                                                                     57
17. Income Taxes                                                                                                      58
18. Related Party Transactions                                                                                        61
19. Subsequent Events                                                                                                 61

                        Report of Independent Auditors

To the Board of Directors of
The Variable Annuity Life Insurance Company

We have audited the accompanying consolidated financial statements of The Variable Annuity Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc., which comprise the consolidated balance sheets as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income
(loss), equity and cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Consolidated Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Variable Annuity Life Insurance Company and its subsidiaries as of December 31, 2016 and 2015, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2016 in accordance with accounting principles generally accepted in the United States of America.

/s/ PricewaterhouseCoopers LLP

April 24, 2017

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS

                                                                                                               December 31,
                                                                                                              ---------------
(in millions, except for share data)                                                                           2016    2015
------------------------------------                                                                          ------- -------
Assets:
   Investments:
       Fixed maturity securities:
          Bonds available for sale, at fair value (amortized cost: 2016 - $33,657; 2015 - $32,212)            $34,591 $33,133
          Other bond securities, at fair value                                                                  1,778   1,214
       Equity securities:
          Common and preferred stock, available for sale, at fair value (cost: 2016 - $4; 2015 - $4)                5       4
       Mortgage and other loans receivable, net of allowance                                                    6,083   5,718
       Other invested assets (portion measured at fair value: 2016 - $528; 2015 - $1,105)                       1,233   2,379
       Short-term investments (portion measured at fair value: 2016 - $767; 2015 - $560)                          818     603
                                                                                                              ------- -------
          Total investments                                                                                    44,508  43,051
   Cash                                                                                                           106      82
   Accrued investment income                                                                                      458     464
   Amounts due from related parties                                                                               114      31
   Premiums and other receivables - net of allowance                                                               81      66
   Deferred policy acquisition costs                                                                              955     964
   Deferred income taxes                                                                                           17      --
   Other assets (including restricted cash of $3 in 2016 and $14 in 2015)                                         454     459
   Separate account assets, at fair value                                                                      32,469  31,536
                                                                                                              ------- -------
Total assets                                                                                                  $79,162 $76,653
                                                                                                              ======= =======
Liabilities:
   Future policy benefits for life and accident and health insurance contracts                                $   785 $   748
   Policyholder contract deposits (portion measured at fair value: 2016 - $209; 2015 - $197)                   39,593  37,874
   Other policyholder funds                                                                                         4       7
   Current income tax payable                                                                                      10       4
   Deferred income taxes                                                                                           --      46
   Notes payable - to affiliates (portion measured at fair value: 2016 - $183; 2015 - $143)                       183     143
   Notes payable - to third parties                                                                                50      50
   Amounts due to related parties                                                                                 148     101
   Securities lending payable                                                                                     245     169
   Other liabilities                                                                                              590     534
   Separate account liabilities                                                                                32,469  31,536
                                                                                                              ------- -------
Total liabilities                                                                                              74,077  71,212
                                                                                                              ------- -------
Commitments and contingencies (see Note 13)

The Variable Annuity Life Insurance Company (VALIC) shareholder's equity:
   Common stock, $1 par value; 5,000,000 shares authorized, 3,575,000 shares issued and outstanding                 4       4
   Additional paid-in capital                                                                                   4,103   4,515
   Retained earnings (accumulated deficit)                                                                        106      --
   Accumulated other comprehensive income                                                                         872     908
                                                                                                              ------- -------
Total VALIC shareholder's equity                                                                                5,085   5,427
Noncontrolling interests                                                                                           --      14
                                                                                                              ------- -------
Total equity                                                                                                    5,085   5,441
                                                                                                              ------- -------
Total liabilities and equity                                                                                  $79,162 $76,653
                                                                                                              ======= =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF INCOME

                                                                           Years Ended December 31,
                                                                           -----------------------
(in millions)                                                               2016     2015    2014
-------------                                                              ------   ------  ------
Revenues:
   Premiums                                                                $   27   $   21  $   44
   Policy fees                                                                383      401     405
   Net investment income                                                    2,045    2,077   2,356
   Net realized capital gains (losses):
       Total other-than-temporary impairments on available-for-sale
         securities                                                           (68)     (48)    (38)
       Portion of other-than-temporary impairments on
         available-for-sale fixed maturity securities recognized in
         other comprehensive income (loss)                                     (5)      (6)     --
                                                                           ------   ------  ------
       Net other-than-temporary impairments on available-for-sale
         securities recognized in net income                                  (73)     (54)    (38)
       Other realized capital (losses) gains                                  (54)     128     172
                                                                           ------   ------  ------
   Total net realized capital (losses) gains                                 (127)      74     134
       Other income                                                           340      417     447
                                                                           ------   ------  ------
Total revenues                                                              2,668    2,990   3,386
                                                                           ------   ------  ------
Benefits and expenses:
   Policyholder benefits                                                       58       60     114
   Interest credited to policyholder account balances                       1,134    1,117   1,142
   Amortization of deferred policy acquisition costs                          135       20      71
   General operating and other expenses                                       680      687     657
                                                                           ------   ------  ------
Total benefits and expenses                                                 2,007    1,884   1,984
                                                                           ------   ------  ------
Income before income tax expense                                              661    1,106   1,402
Income tax expense (benefit):
   Current                                                                    201      243     262
   Deferred                                                                   (57)      87     152
                                                                           ------   ------  ------
Income tax expense                                                            144      330     414
                                                                           ------   ------  ------
Net income                                                                    517      776     988
Less:
Net income attributable to noncontrolling interests                            --        1       1
                                                                           ------   ------  ------
Net income attributable to VALIC                                           $  517   $  775  $  987
                                                                           ======   ======  ======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

                                                                                                   Years Ended December 31,
                                                                                                   ------------------------
(in millions)                                                                                       2016    2015     2014
-------------                                                                                      ------  ------  --------
Net income                                                                                         $  517  $  776  $    988
                                                                                                   ------  ------  --------
Other comprehensive income (loss), net of tax
   Change in unrealized depreciation of fixed maturity investments on which other-than-temporary
     credit impairments were recognized                                                               (29)    (49)      (21)
   Change in unrealized appreciation (depreciation) of all other investments                          (24)   (938)      854
   Adjustments to deferred policy acquisition costs and deferred sales inducements                     34      82       (83)
   Change in unrealized insurance loss recognition                                                    (17)     54       (49)
   Change in foreign currency translation adjustments                                                  --      (1)       (2)
                                                                                                   ------  ------  --------
Other comprehensive income (loss)                                                                     (36)   (852)      699
                                                                                                   ------  ------  --------
Comprehensive income (loss)                                                                           481     (76)    1,687
Comprehensive income attributable to noncontrolling interests                                          --       1         1
                                                                                                   ------  ------  --------
Comprehensive income (loss) attributable to VALIC                                                  $  481  $  (77) $  1,686
                                                                                                   ======  ======  ========

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF EQUITY

                                                                       Accumulated  Total VALIC
                                                  Additional              Other       Share-       Non-
                                           Common  Paid-in   Retained Comprehensive  holder's   controlling  Total
(in millions)                              Stock   Capital   Earnings    Income       Equity     Interests   Equity
-------------                              ------ ---------- -------- ------------- ----------- ----------- -------
Balance, January 1, 2014                    $ 4     $5,789   $ 1,118     $1,061       $ 7,972      $ --     $ 7,972
                                            ---     ------   -------     ------       -------      ----     -------
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       987         --           987         1         988
Dividends                                    --         --    (2,105)        --        (2,105)       --      (2,105)
Other comprehensive income                   --         --        --        699           699        --         699
Capital contributions from Parent            --         38        --         --            38        --          38
Return of capital                            --       (522)       --         --          (522)       --        (522)
Other                                        --         --        --         --            --        12          12
                                            ---     ------   -------     ------       -------      ----     -------
Balance, December 31, 2014                  $ 4     $5,305   $    --     $1,760       $ 7,069      $ 13     $ 7,082
                                            ===     ======   =======     ======       =======      ====     =======
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       775         --           775         1         776
Dividends                                    --         --      (775)        --          (775)       --        (775)
Other comprehensive loss                     --         --        --       (852)         (852)       --        (852)
Capital contributions from Parent            --         15        --         --            15        --          15
Return of capital                            --       (805)       --         --          (805)       --        (805)
                                            ---     ------   -------     ------       -------      ----     -------
Balance, December 31, 2015                  $ 4     $4,515   $    --     $  908       $ 5,427      $ 14     $ 5,441
                                            ===     ======   =======     ======       =======      ====     =======
Net income attributable to VALIC or other
  noncontrolling interests                   --         --       517         --           517        --         517
Dividends                                    --         --      (411)        --          (411)       --        (411)
Other comprehensive loss                     --         --        --        (36)          (36)       --         (36)
Capital contributions from Parent            --          1        --         --             1        --           1
Return of capital                            --       (413)       --         --          (413)       --        (413)
Net decrease due to deconsolidation          --         --        --         --            --       (14)        (14)
Other                                        --         --        --         --            --        --          --
                                            ---     ------   -------     ------       -------      ----     -------
Balance, December 31, 2016                  $ 4     $4,103   $   106     $  872       $ 5,085      $ --     $ 5,085
                                            ===     ======   =======     ======       =======      ====     =======

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                                 Years Ended December 31,
                                                                                                -------------------------
(in millions)                                                                                     2016     2015     2014
-------------                                                                                   -------  -------  -------
Cash flows from operating activities:
   Net income                                                                                   $   517  $   776  $   988
                                                                                                -------  -------  -------
   Adjustments to reconcile net income to net cash provided by operating activities:
       Interest credited to policyholder account balances                                         1,134    1,117    1,142
       Amortization of deferred policy acquisition costs                                            135       20       71
       Fees charged for policyholder contract deposits                                             (333)    (349)    (338)
       Net realized capital losses (gains)                                                          127      (74)    (134)
       Unrealized losses (gains) in earnings, net                                                    10       25      (49)
       Equity in income of partnerships and other invested assets                                   (34)     (32)    (102)
       Accretion of net premium/discount on investments                                            (207)    (189)    (224)
       Capitalized interest                                                                          (8)     (10)     (14)
       Provision for deferred income taxes                                                          (57)      87      152
   Changes in operating assets and liabilities:
       Accrued investment income                                                                      6       18       20
       Amounts due to/from related parties                                                          (36)     (54)      89
       Deferred policy acquisition costs                                                            (80)     (78)     (66)
       Current income tax receivable/payable                                                         88       18       47
       Future policy benefits                                                                         8      (11)      29
       Other, net                                                                                    30      101      102
                                                                                                -------  -------  -------
   Total adjustments                                                                                783      589      725
                                                                                                -------  -------  -------
Net cash provided by operating activities                                                         1,300    1,365    1,713
                                                                                                =======  =======  =======
Cash flows from investing activities:
Proceeds from (payments for)
   Sales or distribution of:
       Available-for-sale investments                                                             3,447    2,405    1,996
       Other investments, excluding short-term investments                                        1,220      716      481
   Redemption and maturities of fixed maturity securities available for sale                      3,464    3,239    3,103
   Principal payments received on sales and maturities of mortgage and other loans receivable     1,078      930    1,268
   Redemption and maturities of other investments, excluding short-term investments                  86       84       71
   Purchases of:
       Available-for-sale investments                                                            (8,638)  (5,107)  (4,121)
       Mortgage and other loans receivable                                                       (1,613)  (1,488)  (1,125)
       Other investments, excluding short-term investments                                         (699)    (649)    (655)
   Net change in restricted cash                                                                     10      191     (105)
   Net change in short-term investments                                                            (215)    (160)     719
   Other, net                                                                                        16        2       83
                                                                                                -------  -------  -------
Net cash provided by (used in) investing activities                                              (1,844)     163    1,715
                                                                                                =======  =======  =======
Cash flows from financing activities:
   Policyholder contract deposits                                                                 3,293    2,635    2,232
   Policyholder contract withdrawals                                                             (3,178)  (3,570)  (3,519)
   Net exchanges to/from separate accounts                                                          852      484      394
   Change in repurchase agreements                                                                    1       --       --
   Repayment of notes payable                                                                        --      (68)     (53)
   Change in securities lending payable                                                              76      169     (732)
   Dividends and return of capital paid                                                            (476)  (1,206)  (1,685)
                                                                                                -------  -------  -------
Net cash provided by (used in) financing activities                                                 568   (1,556)  (3,363)
                                                                                                =======  =======  =======
Net increase (decrease) in cash                                                                      24      (28)      65
Cash at beginning of year                                                                            82      110       45
                                                                                                -------  -------  -------
Cash at end of year                                                                             $   106  $    82  $   110
                                                                                                =======  =======  =======
Supplementary Disclosure of Consolidated Cash Flow Information
Cash paid during the period for:
   Interest                                                                                     $     9  $     2  $     3
   Taxes                                                                                            103      214      208
Non-cash investing/financing activities:
   Sales inducements credited to policyholder contract deposits                                      11        9       10
   Non-cash dividends and return of capital and dividend payable                                    349      473      942
   Settlement of non-cash dividend payable                                                           --      702       --
   Non-cash contributions from Parent                                                                 1       15       38

See accompanying Notes to Consolidated Financial Statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. BASIS OF PRESENTATION

The Variable Annuity Life Insurance Company, including its wholly owned subsidiaries, is a wholly owned subsidiary of AGC Life Insurance Company (AGC Life or the Parent), an indirect, wholly owned subsidiary of American International Group, Inc. (AIG Parent). Unless the context indicates otherwise, the terms "VALIC," "the Company," "we," "us" or "our" mean The Variable Annuity Life Insurance Company and its consolidated subsidiaries, and the term "AIG Parent" means American International Group, Inc. and not any of its consolidated subsidiaries.

We are a Texas-domiciled life insurance company and a leading provider of defined contribution retirement savings plans sponsored by education, not-for-profit and government organizations. Our primary products include fixed and variable annuities, mutual funds and plan administrative and compliance services. We utilize career financial advisors and independent financial advisors to provide retirement plan participants with enrollment support and comprehensive financial planning services. No annual deposits for any individual advisor in 2016 or 2015 represented more than 10 percent of total annuity deposits.

Our operations are influenced by many factors, including general economic conditions, financial condition of AIG Parent, monetary and fiscal policies of the United States federal government and policies of state and other regulatory authorities. The level of sales of our insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. We are exposed to the risks normally associated with a portfolio of fixed income securities, which include interest rate, option, liquidity and credit risks. We control our exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of our assets and liabilities, monitoring and limiting prepayments and extension risk in our portfolio, maintaining a large percentage of our portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. We are also exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility and other equity market conditions may affect our exposure to risks related to guaranteed death benefits and guaranteed living benefits on variable annuity products, and may reduce fee income on variable product assets held in separate accounts. Such guaranteed benefits are sensitive to equity and interest rate market conditions.

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). All significant intercompany accounts and transactions have been eliminated. Certain prior period items have been reclassified to conform to the current period's presentation.

The consolidated financial statements include the accounts of the Company, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights and voting interests), and variable interest entities (VIEs) of which we are the primary beneficiary. Equity investments in entities that we do not consolidate, including corporate entities in which we have significant influence, and partnership and partnership-like entities in which we have more than minor influence over the operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

Out of Period Adjustments

In 2015, we recorded out of period adjustments to correct errors related to prior periods, which resulted in a $20 million decrease to consolidated net income and comprehensive income. The out of period adjustments were primarily related to deferred policy acquisition cost amortization and net investment income. We have evaluated the effect of the errors on prior years and their correction in 2015, taking into account both qualitative and quantitative factors. Management believes these errors and their corrections are not material to the current or any previously issued financial statements.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Use of Estimates

The preparation of financial statements in accordance with GAAP requires the application of accounting policies that often involve a significant degree of judgment. Accounting policies that we believe are most dependent on the application of estimates and assumptions are considered our critical accounting estimates and are related to the determination of:

..   income tax assets and liabilities, including recoverability of our net deferred tax asset and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset;

..   reinsurance assets;

..   valuation of future policy benefit liabilities and timing and extent of loss recognition;

..   valuation of liabilities for guaranteed benefit features of variable annuity products;

..   estimated gross profits (EGP) to value deferred policy acquisition costs
    (DAC) for investment-oriented products;

..   impairment charges, including other-than-temporary impairments on available-for-sale securities and impairment on other invested assets;

..   liability for legal contingencies; and

..   fair value measurements of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, our consolidated financial condition, results of operations and cash flows could be materially affected.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following table identifies our significant accounting policies presented in other Notes to these Consolidated Financial Statements, with a reference to the Note where a detailed description can be found:

Note 3.  Fair Value Measurements

          .   Short-term investments

Note 4.  Investments

          .   Fixed maturity and equity securities

          .   Other invested assets

          .   Net investment income

          .   Net realized capital gains (losses)

          .   Other-than-temporary impairments

Note 5.  Lending Activities

          .   Mortgage and other loans receivable - net of allowance

Note 6.  Reinsurance

          .   Reinsurance assets, net of allowance

Note 7.  Derivatives and Hedge Accounting

          .   Derivative assets and liabilities, at fair value

Note 8.  Deferred Policy Acquisition Costs and Deferred Sales Inducements

          .   Deferred policy acquisition costs

          .   Amortization of deferred policy acquisition costs

          .   Deferred sales inducements

Note 9.  Variable Interest Entities

Note 10. Insurance Liabilities

          .   Future policy benefits

          .   Policyholder contract deposits

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


          .   Other policyholder funds

Note 11. Variable Life and Annuity Contracts

Note 12. Debt

          .   Long-term debt

Note 13. Commitments and Contingencies

          .   Legal contingencies

Note 17. Income Taxes

Other significant accounting policies

Premiums for life contingent annuities are recognized as revenues when due. Estimates for premiums due but not yet collected are accrued. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross premium received and the net premium is deferred and recognized in policyholder benefits in the Consolidated Statements of Income.

Policy fees represent fees recognized from investment-type products consisting of policy charges for cost of insurance or mortality and expense charges, policy administration charges, surrender charges and amortization of unearned revenue reserves. Policy fees are recognized as revenues in the period in which they are assessed against policyholders, unless the fees are designed to compensate us for services to be provided in the future. Fees deferred as unearned revenue are amortized in relation to the incidence of EGP to be realized over the estimated lives of the contracts, similar to DAC.

Other income primarily includes brokerage commissions, advisory fee income and income from legal settlements.

Cash represents cash on hand and non-interest bearing demand deposits.

Short-term investments consist of interest-bearing cash equivalents, time deposits, securities purchased under agreements to resell, and investments, such as commercial paper, with original maturities within one year from the date of purchase.

Premiums and other receivables - net of allowance include premium balances receivable, amounts due from agents and brokers and policyholders, and other receivables.

Other assets consist of prepaid expenses, deposits, other deferred charges, real estate, other fixed assets, capitalized software costs, deferred sales inducements, restricted cash and freestanding derivative assets.

Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the contract holders who bear the investment risk. Each account has specific investment objectives and the assets are carried at fair value. The assets of each account are legally segregated and are not subject to claims that arise from any of our other businesses. The liabilities for these accounts are equal to the account assets. For a more detailed discussion of separate accounts, see Note 11.

Other liabilities include other funds on deposit, other payables, securities sold under agreements to repurchase and freestanding derivative liabilities.

Accounting Standards Adopted During 2016

Amendments to the Consolidation Analysis

In February 2015, the FASB issued an accounting standard that affects reporting entities that are required to evaluate whether they should consolidate certain legal entities. Specifically, the amendments modify the evaluation of whether limited partnerships and similar legal entities are variable interest entities
(VIEs) or voting interest entities; eliminate the presumption that a general partner should consolidate a limited partnership; affect the consolidation analysis of reporting entities that are involved with VIEs, particularly those that have fee arrangements and related party relationships; and provide a scope exception from consolidation guidance for reporting entities with interests in legal

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

entities that are required to comply with or operate in accordance with requirements that are similar to those in Rule 2a-7 of the Investment Company Act of 1940 for registered money market funds.

We adopted the standard prospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Simplifying the Presentation of Debt Issuance Costs

In April 2015, the FASB issued an accounting standard that amends the guidance for debt issuance costs by requiring such costs to be presented as a deduction to the corresponding debt liability, rather than as an asset, and for the amortization of such costs to be reported as interest expense. The amendments are intended to simplify the presentation of debt issuance costs and make it consistent with the presentation of debt discounts or premiums. The amendments, however, do not change the recognition and measurement guidance applicable to debt issuance costs.

We adopted the standard retrospectively on its required effective date of January 1, 2016. Because the new standard did not affect accounting recognition or measurement of debt issuance costs, the adoption of the standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or its Equivalent)

In May 2015, the FASB amended the standard on fair value disclosures for investments for which fair value is measured using the net asset value (NAV) per share (or its equivalent) as a practical expedient. The amendments in this update remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. In addition, the amendment removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share as a practical expedient.

We adopted the standard retrospectively on its required effective date of January 1, 2016. The adoption of this standard did not have a material effect on our consolidated financial condition, results of operations or cash flows.

Disclosures of Uncertainties about an Entity's Ability to Continue as a Going Concern

In August 2014, the FASB issued an accounting standard that requires management to evaluate and disclose if there are conditions or events that raise substantial doubt about an entity's ability to continue as a going concern even if the entity's liquidation is not imminent. In those situations, financial statements should continue to be prepared under the going concern basis of accounting, but this new standard requires an evaluation to determine whether to disclose information about the relevant conditions and events. Currently under U.S. GAAP there is no guidance about management's responsibility under this standard. U.S. auditing standards and federal securities law require that an auditor evaluate whether there is substantial doubt about an entity's ability to continue as a going concern for a reasonable period of time not to exceed one year beyond the date of the financial statements being audited.

We adopted the standard on its required effective date of December 31, 2016. The adoption of this standard did not have an effect on our consolidated financial condition, results of operations or cash flows.

Future Application of Accounting Standards

Revenue Recognition

In May 2014, the FASB issued an accounting standard that supersedes most existing revenue recognition guidance. The standard excludes from its scope the accounting for insurance contracts, leases, financial instruments, and certain other agreements that are governed under other GAAP guidance, but could affect the revenue recognition for certain of our other activities.

The standard is effective on January 1, 2018 and may be applied retrospectively or through a cumulative effect adjustment to retained earnings at the date of adoption. Early adoption is permitted as of January 1, 2017, including

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

interim periods. We are currently evaluating the impact to our revenue sources that are in scope of the standard. However, as the majority of our revenue sources are not in scope of the standard, we do not expect the adoption of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an accounting standard that will require equity investments that do not follow the equity method of accounting or are not subject to consolidation to be measured at fair value with changes in fair value recognized in earnings, while financial liabilities for which fair value option accounting has been elected, changes in fair value due to instrument-specific credit risk will be presented separately in other comprehensive income. The standard allows the election to record equity investments without readily determinable fair values at cost, less impairment, adjusted for subsequent observable price changes with changes in the carrying value of the equity investments recorded in earnings. The standard also updates certain fair value disclosure requirements for financial instruments carried at amortized cost.

The standard is effective on January 1, 2018, with early adoption of certain provisions permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Leases

In February 2016, the FASB issued an accounting standard that will require lessees with lease terms of more than 12 months to recognize a right of use asset and a corresponding lease liability on their balance sheets. For income statement purposes, the FASB retained a dual model, requiring leases to be classified as either operating leases or finance leases.

The standard is effective on January 1, 2019, with early adoption permitted using a modified retrospective approach. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows. We are currently quantifying the expected gross up of our balance sheet for a right to use asset and a lease liability as required by the standard.

Derivative Contract Novations

In March 2016, the FASB issued an accounting standard that clarifies that a change in the counterparty (novation) to a derivative instrument that has been designated as a hedging instrument does not, in and of itself, require de-designation of that hedging relationship provided that all other hedge accounting criteria continue to be met.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Contingent Put and Call Options in Debt Instruments

In March 2016, the FASB issued an accounting standard that clarifies the requirements for assessing whether contingent call (put) options that can accelerate the payment of principal on debt instruments are clearly and closely related to their debt hosts. The standard requires an evaluation of embedded call (put) options solely on a four-step decision sequence that requires an entity to consider whether (1) the amount paid upon settlement is adjusted based on changes in an index, (2) the amount paid upon settlement is indexed to an underlying other than interest rates or credit risk, (3) the debt involves a substantial premium or discount and (4) the put or call option is contingently exercisable.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Simplifying the Transition to the Equity Method of Accounting

In March 2016, the FASB issued an accounting standard that eliminates the requirement that when an investment qualifies for use of the equity method as a result of an increase in the level of ownership interest or degree of influence,

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

an investor must adjust the investment, results of operations, and retained earnings retroactively on a step-by-step basis as if the equity method had been in effect during all previous periods during which the investment had been held.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the adoption of the standard will have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Financial Instruments - Credit Losses

In June 2016, the FASB issued an accounting standard that will change how entities account for credit losses for most financial assets. The standard will replace the existing incurred loss impairment model with a new "current expected credit loss model" and will apply to financial assets subject to credit losses, those measured at amortized cost and certain off-balance sheet credit exposures. The impairment for available-for-sale debt securities will be measured in a similar manner, except that losses will be recognized as allowances rather than reductions in the amortized cost of the securities. The standard will also require additional information to be disclosed in the footnotes.

The standard is effective on January 1, 2020, with early adoption permitted on January 1, 2019. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows, but we expect an increase in our allowances for credit losses. The amount of the increase will be impacted by our portfolio composition and quality at the adoption date as well as economic conditions and forecasts at that time.

Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an accounting standard that addresses diversity in how certain cash receipts and cash payments are presented and classified in the statement of cash flows. The amendments provide clarity on the treatment of eight specifically defined types of cash inflows and outflows. The standard is effective on January 1, 2018, with early adoption permitted as long as all amendments are included in the same period.

The standard addresses presentation in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

Intra-Entity Transfers of Assets Other than Inventory

In October 2016, the FASB issued an accounting standard that will require an entity to recognize the income tax consequences of an intra-entity transfer of an asset other than inventory when the transfer occurs, rather than when the asset is sold to a third party.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of the standard on our reported consolidated financial condition, results of operations and cash flows.

Interest Held through Related Parties that are under Common Control

In October 2016, the FASB issued an accounting standard that amends the consolidation analysis for a reporting entity that is the single decision maker of a VIE. The new guidance will require the decision maker's evaluation of its interests held through related parties that are under common control on a proportionate basis (rather than in their entirety) when determining whether it is the primary beneficiary of that VIE. The amendment does not change the characteristics of a primary beneficiary.

We will adopt the standard on its January 1, 2017 effective date, and do not expect the impact of the standard to have a material effect on our reported consolidated financial condition, results of operations or cash flows.

Restricted Cash

In November 2016, the FASB issued an accounting standard that provides guidance on the presentation of restricted cash in the Statement of Cash Flows. Entities will be required to explain the changes during a reporting period in the

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents in the statement of cash flows.

The standard is effective on January 1, 2018, with early adoption permitted. The standard addresses presentation of restricted cash in the Statement of Cash Flows only and will have no effect on our reported consolidated financial condition or results of operations.

Clarifying the Definition of a Business

In January 2017, the FASB issued an accounting standard that changes the definition of a business to assist entities with evaluating when a set of transferred assets and activities is a business. The new standard will require an entity to evaluate if substantially all of the fair value of the gross assets acquired (or disposed of) is concentrated in a single identifiable asset or a group of similar assets; if so, the set of transferred assets and activities is not a business. At a minimum, a set must include an input and a substantive process that together significantly contribute to the ability to create output.

The standard is effective on January 1, 2018, with early adoption permitted. We are assessing the impact of early-adopting the standard on our reported consolidated financial condition, results of operations and cash flows. Because the standard requires prospective adoption, the impact is dependent on future acquisitions and dispositions.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

We carry certain of our financial instruments at fair value. We define the fair value of a financial instrument as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. We are responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. We maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Fair Value Hierarchy

Assets and liabilities recorded at fair value in the Consolidated Balance Sheets are measured and classified in accordance with a fair value hierarchy consisting of three "levels" based on the observability of valuation inputs:

..   Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. We do not adjust the quoted price for such instruments.

..   Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

..   Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

   The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions about the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels discussed above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Valuation Methodologies of Financial Instruments Measured at Fair Value

Incorporation of Credit Risk in Fair Value Measurements

Our Own Credit Risk. Fair value measurements for certain derivative liabilities incorporate our own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to us at the balance sheet date by reference to observable AIG credit default swap (CDS) or cash bond spreads. We calculate the effect of credit spread changes using discounted cash flow techniques that incorporate current market interest rates. A derivative counterparty's net credit exposure to us is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with us, as well as collateral we post with the counterparty at the balance sheet date. For a description of how we incorporate our own credit risk in the valuation of embedded derivatives related to certain annuity and life insurance products, see Embedded Derivatives within Policyholder Contract Deposits, below.

Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit by determining the explicit cost for us to protect against our net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. Our net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

For fair values measured based on internal models, the cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid-market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to us by an independent third party. We utilize an interest rate based on the benchmark London Interbank Offered Rate (LIBOR) curve to derive our discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, we believe this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value. Market price data is generally obtained from dealer markets.

We employ independent third-party valuation service providers to gather, analyze, and interpret market information to derive fair value estimates for individual investments, based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation service providers are reviewed and understood by

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

management, through periodic discussion with and information provided by the independent third-party valuation service providers. In addition, as discussed further below, control processes are applied to the fair values received from independent third-party valuation service providers to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of market-accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions for comparable securities, benchmark yields, interest rate yield curves, credit spreads, prepayment rates, default rates, recovery assumptions, currency rates, quoted prices for similar securities and other market-observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

We have control processes designed to ensure that the fair values received from independent third-party valuation service providers are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. We assess the reasonableness of individual security values received from independent third-party valuation service providers through various analytical techniques, and have procedures to escalate related questions internally and to the independent third-party valuation service providers for resolution. To assess the degree of pricing consensus among various valuation service providers for specific asset types, we conduct comparisons of prices received from available sources. We use these comparisons to establish a hierarchy for the fair values received from independent third-party valuation service providers to be used for particular security classes. We also validate prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When our independent third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing market accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types, geographic concentrations, underlying loan vintages, loan delinquencies and defaults, loss severity assumptions, prepayments, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from independent third-party valuation service providers, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations reflect illiquidity and non-transferability, based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including residential mortgage backed securities (RMBS), commercial mortgage backed securities (CMBS), collateralized debt obligations (CDO), other asset-backed securities (ABS) and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities Traded in Active Markets

Whenever available, we obtain quoted prices in active markets for identical assets at the balance sheet date to measure equity securities at fair value. Market price data is generally obtained from exchange or dealer markets.

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Mortgage and Other Loans Receivable

We estimate the fair value of mortgage and other loans receivable that are measured at fair value by using dealer quotations, discounted cash flow analyses and/or internal valuation models. The determination of fair value considers inputs such as interest rate, maturity, the borrower's creditworthiness, collateral, subordination, guarantees, past-due status, yield curves, credit curves, prepayment rates, market pricing for comparable loans and other relevant factors.

Other Invested Assets

We initially estimate the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, we generally obtain the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. We consider observable market data and perform certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement. The fair values of other investments carried at fair value, such as direct private equity holdings, are initially determined based on transaction price and are subsequently estimated based on available evidence such as market transactions in similar instruments, other financing transactions of the issuer and other available financial information for the issuer, with adjustments made to reflect illiquidity as appropriate.

Short-term Investments

For short-term investments that are measured at amortized cost, the carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk. Securities purchased under agreements to resell (reverse repurchase agreements) are generally treated as collateralized receivables. We report certain receivables arising from securities purchased under agreements to resell as Short-term investments in the Consolidated Balance Sheets. When these receivables are measured at fair value, we use market-observable interest rates to determine fair value.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Freestanding Derivatives

Derivative assets and liabilities can be exchange-traded or traded over-the-counter (OTC). We generally value exchange-traded derivatives such as futures and options using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. We generally use similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as generic forwards, swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. We will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, independent third-party valuation service providers and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Derivatives within Policyholder Contract Deposits

Certain variable annuity and equity-indexed annuity and life contracts contain embedded derivatives that we bifurcate from the host contracts and account for separately at fair value, with changes in fair value recognized in earnings. These embedded derivatives are classified within Policyholder contract deposits. We have concluded these contracts contain either (i) a written option that guarantees a minimum accumulation value at maturity, (ii) a written option that guarantees annual withdrawals regardless of underlying market performance for a specific period or for life, or (iii) equity-indexed written options that meet the criteria of derivatives and must be bifurcated.

The fair value of embedded derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These discounted cash flow projections primarily include benefits and related fees assessed, when applicable. In some instances, the projected cash flows from fees may exceed projected cash flows related to benefit payments and therefore, at a point in time, the carrying value of the embedded derivative may be in a net asset position. The projected cash flows incorporate best estimate assumptions for policyholder behavior (including mortality, lapses, withdrawals and benefit utilization), along with an explicit risk margin to reflect a market participant's estimates of projected cash flows and policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on our historical experience.

Because of the dynamic and complex nature of the projected cash flows with respect to embedded derivatives in our variable annuity contracts, risk neutral valuations are used, which are calibrated to observable interest rate and equity option prices. Estimating the underlying cash flows for these products involves judgments regarding expected market rates of return, market volatility, credit spreads, correlations of certain market variables, fund performance, discount rates and policyholder behavior. The portion of fees attributable to the fair value of expected benefit payments are included within the fair value measurement of these embedded derivatives, and related fees are classified in net realized capital gains (losses) as earned, consistent with other changes in the fair value of these embedded policy derivatives. Any portion of the fees not attributed to the embedded derivatives are excluded from the fair value measurement and classified in policy fees as earned.

With respect to embedded derivatives in our equity-indexed annuity and life contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and our ability to adjust the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions.

Projected cash flows are discounted using the interest rate swap curve (swap curve), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a non-complex swap against the floating rate (for example, LIBOR) leg of a related tenor. We also incorporate our own risk of non-performance in the valuation of the embedded derivatives associated with variable annuity and equity-indexed annuity and life contracts. The non-performance risk adjustment reflects a market participant's view of our claims-paying ability by incorporating an additional spread to the swap curve used to discount projected benefit cash flows in the valuation of these embedded derivatives. The non-performance risk adjustment is calculated by constructing forward rates based on a weighted average of observable corporate credit indices to approximate our claims-paying ability rating.

Notes Payable

Certain VIEs that we consolidate have each elected the fair value option for certain tranches of their structured securities, which are included in notes payable - to affiliates. The fair value of the structured securities is determined using a mark-to-model approach, discounting cash flows produced by an internally validated model. Cash flows are discounted based on current market spreads for U.S. collateralized loan obligations (CLOs), adjusted for structural specific attributes. The market spreads are adjusted to include a spread premium to compensate for the complexity and perceived illiquidity of the structured securities. The spread premiums were derived on the respective issuance dates of

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THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the structured securities, with reference to the issuance spread on tranches of structured securities issued by the same entities that were purchased by independent, non-affiliated third parties.

Other Liabilities

Other liabilities measured at fair value include certain securities sold under agreements to repurchase and certain securities sold but not yet purchased. Liabilities arising from securities sold under agreements to repurchase are generally treated as collateralized borrowings. We estimate the fair value of liabilities arising under these agreements by using market-observable interest rates. This methodology considers such factors as the coupon rate, yield curves and other relevant factors. Fair values for securities sold but not yet purchased are based on current market prices.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following table presents information about assets and liabilities measured at fair value on a recurring basis, and indicates the level of the fair value measurement based on the observability of the inputs used:

December 31, 2016                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3   Netting *  Collateral  Total
-----------------                                                     ------- ------- ------- ------------ ---------- -------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   345 $   --      $--        $  --    $   345
   Obligations of states, municipalities and political subdivisions        --     881     42       --           --        923
   Non-U.S. governments                                                    --     988     --       --           --        988
   Corporate debt                                                          --  19,638    180       --           --     19,818
   RMBS                                                                    --   3,204  2,133       --           --      5,337
   CMBS                                                                    --   4,137    314       --           --      4,451
   CDO/ABS                                                                 --     970  1,759       --           --      2,729
                                                                      ------- ------- ------      ---        -----    -------
Total bonds available for sale                                             --  30,163  4,428       --           --     34,591
                                                                      ------- ------- ------      ---        -----    -------
Other bond securities:
   Non-U.S. governments                                                    --       7     --       --           --          7
   Corporate debt                                                          --     224     --       --           --        224
   RMBS                                                                    --     175    507       --           --        682
   CMBS                                                                    --     119     35       --           --        154
   CDO/ABS                                                                 --       5    706       --           --        711
                                                                      ------- ------- ------      ---        -----    -------
Total other bond securities                                                --     530  1,248       --           --      1,778
                                                                      ------- ------- ------      ---        -----    -------
Equity securities available for sale:
   Common stock                                                             1      --     --       --           --          1
   Preferred stock                                                          4      --     --       --           --          4
                                                                      ------- ------- ------      ---        -----    -------
Total equity securities available for sale                                  5      --     --       --           --          5
                                                                      ------- ------- ------      ---        -----    -------
Other invested assets/(a)/                                                 --      --     12       --           --         12
Short-term investments                                                    385     382     --       --           --        767
Derivative assets:
   Interest rate contracts                                                 --     122     --       --           --        122
   Foreign exchange contracts                                              --      96     --       --           --         96
   Equity contracts                                                        15      13     --       --           --         28
   Counterparty netting and cash collateral                                --      --     --       (7)        (191)      (198)
                                                                      ------- ------- ------      ---        -----    -------
Total derivative assets                                                    15     231     --       (7)        (191)        48
                                                                      ------- ------- ------      ---        -----    -------
Separate account assets                                                32,298     171     --       --           --     32,469
                                                                      ------- ------- ------      ---        -----    -------
Total                                                                 $32,703 $31,477 $5,688      $(7)       $(191)   $69,670
                                                                      ======= ======= ======      ===        =====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  209      $--        $  --    $   209
Notes payable - to affiliates                                              --      --    183       --           --        183
Derivative liabilities:
   Foreign exchange contracts                                              --       7     --       --           --          7
   Counterparty netting and cash collateral                                --      --     --       (7)          --         (7)
                                                                      ------- ------- ------      ---        -----    -------
Total derivative liabilities                                               --       7     --       (7)          --         --
                                                                      ------- ------- ------      ---        -----    -------
Total                                                                 $    -- $     7 $  392      $(7)       $  --    $   392
                                                                      ======= ======= ======      ===        =====    =======

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


December 31, 2015                                                                             Counterparty    Cash
(in millions)                                                         Level 1 Level 2 Level 3   Netting *  Collateral  Total
-----------------                                                     ------- ------- ------- ------------ ---------- -------
Assets:
Bonds available for sale:
   U.S. government and government sponsored entities                  $    -- $   346 $   --      $ --        $ --    $   346
   Obligations of states, municipalities and political subdivisions        --     764     48        --          --        812
   Non-U.S. governments                                                    --     820     --        --          --        820
   Corporate debt                                                          --  19,624    218        --          --     19,842
   RMBS                                                                    --   2,696  1,918        --          --      4,614
   CMBS                                                                    --   3,453    537        --          --      3,990
   CDO/ABS                                                                 --   1,141  1,568        --          --      2,709
                                                                      ------- ------- ------      ----        ----    -------
Total bonds available for sale                                             --  28,844  4,289        --          --     33,133
                                                                      ------- ------- ------      ----        ----    -------
Other bond securities:
   Non-U.S. governments                                                    --       6     --        --          --          6
   Corporate debt                                                          --     217     --        --          --        217
   RMBS                                                                    --      58    105        --          --        163
   CMBS                                                                    --      93     15        --          --        108
   CDO/ABS                                                                 --       5    715        --          --        720
                                                                      ------- ------- ------      ----        ----    -------
Total other bond securities                                                --     379    835        --          --      1,214
                                                                      ------- ------- ------      ----        ----    -------
Equity securities available for sale:
   Preferred stock                                                          4      --     --        --          --          4
                                                                      ------- ------- ------      ----        ----    -------
Total equity securities available for sale                                  4      --     --        --          --          4
                                                                      ------- ------- ------      ----        ----    -------
Other invested assets/(a)/                                                 --      --     14        --          --         14
Short-term investments                                                    324     236     --        --          --        560
Derivative assets:
   Interest rate contracts                                                 --      84     --        --          --         84
   Foreign exchange contracts                                              --      61     --        --          --         61
   Equity contracts                                                        39       4     --        --          --         43
   Counterparty netting and cash collateral                                --      --     --       (25)        (86)      (111)
                                                                      ------- ------- ------      ----        ----    -------
Total derivative assets                                                    39     149     --       (25)        (86)        77
                                                                      ------- ------- ------      ----        ----    -------
Separate account assets                                                31,350     186     --        --          --     31,536
                                                                      ------- ------- ------      ----        ----    -------
Total                                                                 $31,717 $29,794 $5,138      $(25)       $(86)   $66,538
                                                                      ======= ======= ======      ====        ====    =======
Liabilities:
Policyholder contract deposits                                        $    -- $    -- $  197      $ --        $ --    $   197
Notes payable - to affiliates                                              --      --    143        --          --        143
Derivative liabilities:
   Interest rate contracts                                                 --      23     --        --          --         23
   Foreign exchange contracts                                              --       2     --        --          --          2
   Counterparty netting and cash collateral                                --      --     --       (25)         --        (25)
                                                                      ------- ------- ------      ----        ----    -------
Total derivative liabilities                                               --      25     --       (25)         --         --
                                                                      ------- ------- ------      ----        ----    -------
Total                                                                 $    -- $    25 $  340      $(25)       $ --    $   340
                                                                      ======= ======= ======      ====        ====    =======

(a)Excludes investments that are measured at fair value using the NAV per share (or its equivalent), which totaled $516 million and $1,091 million as of December 31, 2016 and December 31, 2015, respectively.
* Represents netting of derivative exposures covered by qualifying master netting agreements.

Transfers of Level 1 and Level 2 Assets and Liabilities

Our policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. We had no significant transfers from Level 1 to Level 2 as well as transfers from Level 2 to Level 1 during 2016 and 2015.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during the years ended December 31, 2016 and 2015 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) related to the Level 3 assets and liabilities in the Consolidated Balance Sheets at December 31, 2016 and 2015:

                                              Net                                                                 Changes in
                                           Realized                                                               Unrealized
                                              and                    Purchases,                                 Gains (Losses)
                                          Unrealized                   Sales,                                    Included in
                                             Gains                   Issuances                                    Income on
                               Fair Value  (Losses)       Other         and        Gross     Gross   Fair Value  Instruments
                               Beginning  Included in Comprehensive Settlements, Transfers Transfers   End of   Held at End of
(in millions)                   of Year     Income    Income (Loss)     Net         In        Out       Year         Year
-------------                  ---------- ----------- ------------- ------------ --------- --------- ---------- --------------
December 31, 2016
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions      $   48      $ --         $   1        $  --       $ --      $  (7)    $   42        $ --
   Corporate debt                   218        (5)          (14)         (14)       192       (197)       180          --
   RMBS                           1,918        87             9           87         36         (4)     2,133          --
   CMBS                             537        39           (50)         (83)         2       (131)       314          --
   CDO/ABS                        1,568         8           (29)         223         --        (11)     1,759          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total bonds available for sale    4,289       129           (83)         213        230       (350)     4,428          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Other bond securities:
   U.S government and
     government
   Obligations of states,
     municipalities
   RMBS                             105        12            --          390         --         --        507           7
   CMBS                              15        --            --           31         --        (11)        35          --
   CDO/ABS                          715        23            --          (32)        --         --        706          17
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total other bond securities         835        35            --          389         --        (11)     1,248          24
                                 ------      ----         -----        -----       ----      -----     ------        ----
Other invested assets                14        --            (2)          --         --         --         12          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $5,138      $164         $ (85)       $ 602       $230      $(361)    $5,688        $ 24
                                 ======      ====         =====        =====       ====      =====     ======        ====
Liabilities:
Policyholder contract deposits   $ (197)     $  9         $  --        $ (21)      $ --      $  --     $ (209)       $ --
Notes payable - to affiliates      (143)      (40)           --           --         --         --       (183)         --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $ (340)     $(31)        $  --        $ (21)      $ --      $  --     $ (392)       $ --
                                 ======      ====         =====        =====       ====      =====     ======        ====

December 31, 2015
Assets:
Bonds available for sale:
   Obligations of states,
     municipalities and
     political subdivisions      $   51      $ --         $  (3)       $  --       $ --      $  --     $   48        $ --
   Corporate debt                   291         2           (19)         (41)       255       (270)       218          --
   RMBS                           1,788        96           (31)          65         --         --      1,918          --
   CMBS                             628        23           (35)         (50)        --        (29)       537          --
   CDO/ABS                        1,683        24           (42)         (97)        --         --      1,568          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total bonds available for sale    4,441       145          (130)        (123)       255       (299)     4,289          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Other bond securities:
   RMBS                              71         9            --           25         --         --        105           6
   CMBS                              39        (1)           --          (23)        --         --         15          --
   CDO/ABS                          851       (12)           --         (124)        --         --        715         (18)
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total other bond securities         961        (4)           --         (122)        --         --        835         (12)
                                 ------      ----         -----        -----       ----      -----     ------        ----
Equity securities available
  for sale:
Other invested assets                14        --            --           --         --         --         14          --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $5,416      $141         $(130)       $(245)      $255      $(299)    $5,138        $(12)
                                 ======      ====         =====        =====       ====      =====     ======        ====
Liabilities:
Policyholder contract deposits   $ (236)     $ 73         $  --        $ (34)      $ --      $  --     $ (197)       $ --
Notes payable - to affiliates      (149)        6            --           --         --         --       (143)         --
                                 ------      ----         -----        -----       ----      -----     ------        ----
Total                            $ (385)     $ 79         $  --        $ (34)      $ --      $  --     $ (340)       $ --
                                 ======      ====         =====        =====       ====      =====     ======        ====

Net realized and unrealized gains and losses included in income related to Level 3 assets and liabilities shown above were reported in the Consolidated Statements of Income as follows:

                                          Net     Net Realized
                                       Investment Capital Gains  Other
   (in millions)                         Income     (Losses)    Income Total
   -------------                       ---------- ------------- ------ -----
   December 31, 2016
      Bonds available for sale            $145        $(16)      $--   $129
      Other bond securities                 33           2        --     35
      Policyholder contract deposits        --           9        --      9
      Notes payable - to affiliates        (40)         --        --    (40)

   December 31, 2015
      Bonds available for sale            $157        $(12)      $--   $145
      Other bond securities                 (1)         (3)       --     (4)
      Policyholder contract deposits        --          73        --     73
      Notes payable - to affiliates         --          --         6      6

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issues and settlements, net, shown above:

                                                                             Purchases,
                                                                          Sales, Issuances
(in millions)                              Purchases Sales  Settlements and Settlements, Net*
-------------                              --------- -----  ----------- ---------------------
December 31, 2016
Assets:
Bonds available for sale:
   Corporate debt                           $   10   $  --     $ (24)           $ (14)
   RMBS                                        495      --      (408)              87
   CMBS                                         26     (31)      (78)             (83)
   CDO/ABS                                     417     (38)     (156)             223
                                            ------   -----     -----            -----
Total bonds available for sale                 948     (69)     (666)             213
                                            ------   -----     -----            -----
Other bond securities:
   U.S government and government
   Obligations of states, municipalities
   RMBS                                        424      (7)      (27)             390
   CMBS                                         33      --        (2)              31
   CDO/ABS                                      13      --       (45)             (32)
                                            ------   -----     -----            -----
Total other bond securities                    470      (7)      (74)             389
                                            ------   -----     -----            -----
Equity securities available for sale:
Total assets                                $1,418   $ (76)    $(740)           $ 602
                                            ======   =====     =====            =====
Liabilities:
Policyholder contract deposits              $   --   $ (59)    $  38            $ (21)
                                            ------   -----     -----            -----
Total liabilities                           $   --   $ (59)    $  38            $ (21)
                                            ======   =====     =====            =====

                                                                          Purchases, Sales,
                                                                              Issuances
(in millions)                              Purchases Sales  Settlements and Settlements, Net
-------------                              --------- -----  ----------- ---------------------
December 31, 2015
Assets:
Bonds available for sale:
   Corporate debt                           $   52   $  (3)    $ (90)           $ (41)
   RMBS                                        452     (59)     (328)              65
   CMBS                                         13      (7)      (56)             (50)
   CDO/ABS                                     547    (338)     (306)             (97)
                                            ------   -----     -----            -----
Total bonds available for sale               1,064    (407)     (780)            (123)
                                            ------   -----     -----            -----
Other bond securities:
   RMBS                                        111     (74)      (12)              25
   CMBS                                         --      (1)      (22)             (23)
   CDO/ABS                                      --     (63)      (61)            (124)
                                            ------   -----     -----            -----
Total other bond securities                    111    (138)      (95)            (122)
                                            ------   -----     -----            -----
Total assets                                $1,175   $(545)    $(875)           $(245)
                                            ======   =====     =====            =====
Policyholder contract deposits              $   --   $  --     $ (34)           $ (34)
                                            ------   -----     -----            -----
Total liabilities                           $   --   $  --     $ (34)           $ (34)
                                            ======   =====     =====            =====

* There were no issuances in 2016 and 2015.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2016 and 2015 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

We record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $43 million of net losses related to assets transferred into Level 3 in 2016 and includes $44 million of net losses related to assets transferred out of Level 3 in 2016. The net realized and unrealized gains (losses) included in income (loss) or other comprehensive income (loss) and as shown in the table above excludes $5 million of net losses related to assets transferred into Level 3 in 2015 and includes $9 million of net losses related to assets transferred out of Level 3 in 2015.

Transfers of Level 3 Assets

During the years ended December 31, 2016 and 2015, transfers into Level 3 assets primarily included certain investments in private placement corporate debt, RMBS, CMBS, and CDO/ABS. Transfers of private placement

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

corporate debt and certain ABS into Level 3 assets were primarily the result of limited market pricing information that required us to determine fair value for these securities based on inputs that are adjusted to better reflect our own assumptions regarding the characteristics of a specific security or associated market liquidity. The transfers of investments in RMBS, CMBS and CDO and certain ABS into Level 3 assets were due to decreases in market transparency and liquidity for individual security types.

During the years ended December 31, 2016 and 2015, transfers out of Level 3 assets primarily included private placement and other corporate debt, CMBS, CDO/ABS, RMBS and certain investments in municipal securities. Transfers of certain investments in municipal securities, corporate debt, RMBS, CMBS and CDO/ABS out of Level 3 assets were based on consideration of market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of certain investments in private placement corporate debt and certain ABS out of Level 3 assets were primarily the result of using observable pricing information that reflects the fair value of those securities without the need for adjustment based on our own assumptions regarding the characteristics of a specific security or the current liquidity in the market.

Transfers of Level 3 Liabilities

There were no significant transfers of derivative or other liabilities into or out of Level 3 for the years ended December 31, 2016 and 2015.

Quantitative Information about Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments (primarily CDO/ABS) may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                Fair Value at
                                December 31,
(in millions)                       2016      Valuation Technique        Unobservable Input/(b)/        Range (Weighted Average)
-------------                   ------------- --------------------- ----------------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and political
  subdivisions                     $   42     Discounted cash flow                               Yield     4.09% - 4.41% (4.25%)
Corporate debt                         33     Discounted cash flow                               Yield     3.64% - 9.35% (6.50%)
RMBS/(a)/                           2,495     Discounted cash flow            Constant prepayment rate     1.21% - 9.52% (5.37%)
                                                                                         Loss severity  48.91% - 79.57% (64.24%)
                                                                                 Constant default rate     3.12% - 9.89% (6.51%)
                                                                                                 Yield     2.85% - 6.35% (4.60%)
CMBS                                   10     Discounted cash flow                               Yield     2.02% - 2.04% (2.03%)
CDO/ABS/(a)/                          602     Discounted cash flow                               Yield     4.46% - 6.22% (5.34%)

Liabilities:
Embedded derivatives within
  Policyholder contract
  deposits:
   GMWB                            $  165     Discounted cash flow                   Equity volatility           13.00% - 50.00%
                                                                                       Base lapse rate            0.50% - 20.00%
                                                                                    Dynamic lapse rate          30.00% - 170.00%
                                                                             Mortality multiplier/(c)/          42.00% - 161.00%
                                                                                      Utilization rate                   100.00%
                                                                    Equity / interest-rate correlation           20.00% - 40.00%
   Index annuities                     44     Discounted cash flow                          Lapse rate            1.00% - 66.00%
                                                                             Mortality multiplier/(c)/           50.00% - 75.00%

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                Fair Value at
                                December 31,
(in millions)                       2015      Valuation Technique        Unobservable Input/(b)/        Range (Weighted Average)
-------------                   ------------- --------------------- ----------------------------------- ------------------------
Assets:
Obligations of states,
  municipalities and political
  subdivisions                     $   48     Discounted cash flow                               Yield     4.20% - 4.84% (4.52%)
Corporate debt                         99     Discounted cash flow                               Yield   9.92% - 12.87% (11.40%)
RMBS/(a)/                           1,901     Discounted cash flow            Constant prepayment rate    0.82% - 10.97% (5.89%)
                                                                                         Loss severity  46.31% - 77.35% (61.83%)
                                                                                 Constant default rate     3.20% - 8.91% (6.05%)
                                                                                                 Yield     3.02% - 6.86% (4.94%)
CMBS                                  320     Discounted cash flow                               Yield    0.00% - 18.45% (8.93%)
CDO/ABS/(a)/                          738     Discounted cash flow                               Yield     3.36% - 4.91% (4.13%)

Liabilities:
Embedded derivatives within
  Policyholder contract
  deposits:
   GMWB                            $  131     Discounted cash flow                   Equity volatility           15.00% - 50.00%
                                                                                       Base lapse rate                     8.00%
                                                                                    Dynamic lapse rate            1.60% - 12.00%
                                                                             Mortality multiplier/(d)/                    80.00%
                                                                                      Utilization rate            1.00% - 70.00%
                                                                    Equity / interest rate correlation           20.00% - 40.00%
   Index annuities                     66     Discounted cash flow                          Lapse rate            0.75% - 66.00%
                                                                             Mortality multiplier/(d)/                    80.00%

(a)Information received from third-party valuation service providers. The ranges of the unobservable inputs for constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by us. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by us, because there are other factors relevant to the fair values of specific tranches owned by us including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that we believe would be used by market participants when valuing these assets and liabilities.
(c)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for Guaranteed Minimum Withdrawal Benefits (GMWB).
(d)Mortality inputs are shown as multipliers of the 2012 Individual Annuity Mortality Basic table for GMWB, and the 1975-1980 Modified Basic Table for index annuities.

The ranges of reported inputs for Obligations of states, municipalities and political subdivisions, Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to our risk management practices that might offset risks inherent in these Level 3 assets and liabilities.

Sensitivity to Changes in Unobservable Inputs

We consider unobservable inputs to be those for which market data is not available and that are developed using the best information available to us about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following paragraphs provide a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Obligations of States, Municipalities and Political Subdivisions

The significant unobservable input used in the fair value measurement of certain investments in obligations of states, municipalities and political subdivisions is yield. In general, increases in the yield would decrease the fair value of investments in obligations of states, municipalities and political subdivisions.

Corporate Debt

Corporate debt securities included in Level 3 are primarily private placement issuances that are not traded in active markets or that are subject to transfer restrictions. Fair value measurements consider illiquidity and non-transferability. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of publicly-traded debt of the issuer or other comparable securities, considering illiquidity and structure. The significant unobservable input used in the fair value measurement of corporate debt is the yield. The yield is affected by the market movements in credit spreads and U.S. Treasury yields. In addition, the migration in credit quality of a given security generally has a corresponding effect on the fair value measurement of the security. For example, a downward migration of credit quality would increase spreads. Holding U.S. Treasury rates constant, an increase in corporate credit spreads would decrease the fair value of corporate debt.

RMBS and CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates (CPR), loss severity, constant default rates (CDR), and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in CPR, loss severity, CDR and yield, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Embedded derivatives within Policyholder contract deposits

Embedded derivatives reported within policyholder contract deposits include guaranteed minimum withdrawal benefits (GMWB) within variable annuity products and certain enhancements to interest crediting rates based on market indices within index annuities. For any given contract, assumptions for unobservable inputs vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. The following unobservable inputs are used for valuing embedded derivatives measured at fair value:

..   Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. Increases in assumed volatility will generally increase the fair value of both the projected cash flows from rider fees as well as the projected cash flows related to benefit payments. Therefore, the net change in the fair value of the liability may either decrease or increase, depending on the relative changes in projected rider fees and projected benefit payments.

..   Equity / interest rate correlation estimates the relationship between changes in equity returns and interest rates in the economic scenario generator used to value our GMWB embedded derivatives. In general, a higher positive correlation assumes that equity markets and interest rates move in a more correlated fashion, which generally increases the fair value of the liability.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


..   Base lapse rate assumptions are determined by company experience and are adjusted at the contract level using a dynamic lapse function, which reduces the base lapse rate when the contract is in-the-money (when the contract holder's guaranteed value is worth more than their underlying account value). Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. Increases in assumed lapse rates will generally decrease the fair value of the liability, as fewer policyholders would persist to collect guaranteed withdrawal amounts, but in certain scenarios, increases in assumed lapse rates may increase the fair value of the liability.

..   Mortality rate assumptions, which vary by age and gender, are based on company experience and include a mortality improvement assumption. Increases in assumed mortality rates will decrease the fair value of the liability, while lower mortality rate assumptions will generally increase the fair value of the liability, because guaranteed payments will be made for a longer period of time.

..   Utilization assumptions estimate the timing when policyholders with a GMWB will elect to utilize their benefit and begin taking withdrawals. The assumptions may vary by the type of guarantee, tax-qualified status, the contract's withdrawal history and the age of the policyholder. Utilization assumptions are based on company experience, which includes partial withdrawal behavior. In 2016, we implemented a 100 percent utilization assumption which reflects an expectation that all policyholders who remain active in the contract (i.e., do not lapse or die) will utilize their GMWB guarantee by commencing systematic withdrawals under the terms of their contract. In 2015, we used as a utilization rate assumption representing the probability of first partial withdrawal, which varied by issue age and duration for different contract types. The impact of changes in utilization assumptions on the fair value of the liability may vary, depending on the expected timing as well as the overall rate of assumed utilization.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value per Share

The following table includes information related to our investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring basis, we use the net asset value per share to measure fair value.

                                                                December 31, 2016          December 31, 2015
                                                           --------------------------- ---------------------------
                                                             Fair Value                  Fair Value
                                                              Using Net                  Using Net
                                                             Asset Value                Asset Value
                                                            Per Share (or   Unfunded   Per Share (or     Unfunded
(in millions)               Investment Category Includes   its equivalent) Commitments its equivalent)  Commitments
-------------               ------------------------------ --------------- ----------- ---------------  -----------
Investment Category
Private equity funds:
   Leveraged buyout         Debt and/or equity
                            investments made as part of a
                            transaction in which assets
                            of mature companies are
                            acquired from the current
                            shareholders, typically with
                            the use of financial leverage       $112           $57           $139           $34

   Real Estate /            Investments in real estate
   Infrastructure           properties and infrastructure
                            positions, including power
                            plants and other energy
                            generating facilities                 12             4             18             4

   Venture capital          Early-stage, high-potential,
                            growth companies expected to
                            generate a return through an
                            eventual realization event,
                            such as an initial public
                            offering or sale of the
                            company                                8            16              5            20

   Distressed               Securities of companies that
                            are in default, under
                            bankruptcy protection, or
                            troubled                               2             1             15             3

   Other                    Includes multi-strategy,
                            mezzanine, and other
                            strategies                            --            --             18            10
                                                                ----           ---         -------          ---
Total private equity funds                                       134            78            195            71
                                                                ----           ---         -------          ---
Hedge funds:/*/
   Event-driven             Securities of companies
                            undergoing material
                            structural changes, including
                            mergers, acquisitions and
                            other reorganizations                162            --            246            --

   Long-short               Securities that the manager
                            believes are undervalued,
                            with corresponding short
                            positions to hedge market risk       154            --            444            --

   Distressed               Securities of companies that
                            are in default, under
                            bankruptcy protection or
                            troubled                              65            --            148            --

   Emerging markets         Investments in the financial
                            markets of developing
                            countries                             --            --             58            --

   Other                    Includes investments held in
                            funds that are less liquid,
                            as well as other strategies
                            which allow for broader
                            allocation between public and
                            private investments                    1            --             --            --
                                                                ----           ---         -------          ---
Total hedge funds                                                382            --            896            --
                                                                ----           ---         -------          ---
Total                                                           $516           $78         $1,091           $71
                                                                ====           ===         =======          ===

* Certain hedge funds for the year ended December 31, 2016 were reclassified into different strategies to better align with the investments in those funds.

Private equity fund investments included above are not redeemable, because distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The hedge fund investments included above, which are carried at fair value, are generally redeemable monthly, quarterly, semi-annually and annually, as shown below, with redemption notices ranging from one day to 180 days. Certain hedge fund investments have partial contractual redemption restrictions. These partial redemption restrictions are generally related to one or more investments held in the hedge funds that the fund manager deemed to be illiquid. The majority of these contractual restrictions, which may have been put in place at the fund's inception or thereafter, have pre-defined end dates. The majority of these restrictions are generally expected to be lifted by the end of 2017.

The following table presents information regarding the expected remaining lives of our investments in private equity funds, assuming average original expected lives of 10 years for the funds, and information regarding redemptions and contractual restrictions related to our hedge fund investments:

December 31,                                                                     2016
------------                                                                     ----
Percentage of private equity fund investments with remaining lives of:
   Three years or less                                                            90%
   Between seven and 10 years                                                     10
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments redeemable:
   Monthly                                                                        21%
   Quarterly                                                                      45
   Semi-annually                                                                  29
   Annually                                                                        5
                                                                                 ---
       Total                                                                     100%
                                                                                 ===
Percentage of hedge fund investments' fair value subject to contractual partial
  restrictions                                                                    99%
                                                                                 ===

Fair Value Option

Under the fair value option, we may elect to measure at fair value financial assets and financial liabilities that are not otherwise required to be carried at fair value. Subsequent changes in fair value for designated items are reported in earnings. We elect the fair value option for certain hybrid securities given the complexity of bifurcating the economic components associated with the embedded derivatives. Refer to Note 7 for additional information related to embedded derivatives.

Additionally, we elect the fair value option for certain alternative investments when such investments are eligible for this election. We believe this measurement basis is consistent with the applicable accounting guidance used by the respective investment company funds themselves. Refer to Note 4 for additional information on securities and other invested assets for which we have elected the fair value option.

Certain VIEs, which are securitization vehicles that we consolidate, have elected the fair value option for a tranche of their structured securities, which are included in notes payable - to affiliates. Refer to Notes 9 and 18 for additional information on these VIEs.

The following table presents the difference between fair values and the aggregate contractual principal amounts of notes payable for which the fair value option was elected:

                                          December 31, 2016                 December 31, 2015
                                  --------------------------------  --------------------------------
                                             Outstanding                       Outstanding
                                              Principal                         Principal
(in millions)                     Fair Value   Amount    Difference Fair Value   Amount    Difference
-------------                     ---------- ----------- ---------- ---------- ----------- ----------
Liabilities:
   Notes payable - to affiliates.    $183       $365       $(182)      $143       $365       $(222)
                                     ====       ====       =====       ====       ====       =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gains or losses recorded related to the eligible instruments for which we elected the fair value option:

                                                              Gain (Loss)
    Years Ended December 31,                               ----------------
    (in millions)                                          2016  2015  2014
    -------------                                          ----  ----  ----
    Assets:
       Other bond securities - certain hybrid securities   $ 92  $ 33  $ 58
       Alternative investments/(a)/                          (1)  (29)   45
                                                           ----  ----  ----
    Liabilities:
       Notes payable - to affiliates                        (40)    6   (24)
                                                           ----  ----  ----
    Total gain                                             $ 51  $ 10  $ 79
                                                           ----  ----  ----

(a)Includes certain hedge funds, private equity funds and other investment partnerships.

Interest income, dividend income and net unrealized gains (losses) on assets measured under the fair value option are recognized and included in net investment income in the Consolidated Statements of Income. Interest on liabilities measured under the fair value option is recognized in other income in the Consolidated Statements of Income. See Note 4 herein for additional information about our policies for recognition, measurement, and disclosure of interest, dividend and other income.

FAIR VALUE MEASUREMENTS ON A NON-RECURRING BASIS

We measure the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Notes 4 and 5 herein for additional information about how we test various asset classes for impairment.

Impairments for other invested assets primarily relate to hedge funds and private equity funds that are held for sale.

The following table presents assets measured at fair value on a non-recurring basis at the time of impairment and the related impairment charges recorded during the periods presented:

                                   Assets at Fair Value      Impairment Charges
                               ----------------------------- ------------------
                                    Non-Recurring Basis       December 31,
                               ----------------------------- ------------------
    (in millions)              Level 1 Level 2 Level 3 Total 2016   2015  2014
    -------------              ------- ------- ------- ----- ----   ----  ----
    December 31, 2016
       Other invested assets     $--     $--     $--    $--  $--     $9   $--
                                 ===     ===     ===    ===  ===     ==   ===
    December 31, 2015
       Other invested assets     $--     $--     $98    $98
                                 ===     ===     ===    ===

FAIR VALUE INFORMATION ABOUT FINANCIAL INSTRUMENTS NOT MEASURED AT FAIR VALUE

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

..   Mortgage and other loans receivable: Fair values of loans on real estate and other loans receivable were estimated for disclosure purposes using discounted cash flow calculations based on discount rates that we believe market participants would use in determining the price that they would pay for such assets. For certain loans, our current incremental lending rates for similar types of loans are used as the discount rates, because we believe this rate approximates the rates market participants would use. Fair values of residential mortgage loans are generally determined based on market prices, using market based adjustments for credit and servicing as appropriate. The fair values of policy loans are generally estimated based on unpaid principal amount as of each reporting date. No consideration is given to credit risk because policy loans are effectively collateralized by the cash surrender value of the policies.

..   Other invested assets: that are not measured at fair value represent our investments in Federal Home Loan Bank common stock. These investments are carried at amortized cost, which approximates fair value.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

..   Cash and short-term investments: The carrying amounts of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

..   Policyholder contract deposits associated with investment-type contracts:
    Fair values for policyholder contract deposits associated with investment-type contracts not accounted for at fair value are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those of the contracts being valued. When no similar contracts are being offered, the discount rate is the appropriate swap rate (if available) or current risk-free interest rate consistent with the currency in which the cash flows are denominated. To determine fair value, other factors include current policyholder account values and related surrender charges and other assumptions include expectations about policyholder behavior and an appropriate risk margin.

..   Notes Payable: Fair values of these obligations were estimated based on discounted cash flow calculations using a discount rate that is indicative of the current market for securities with similar risk characteristics.

The following table presents the carrying amounts and estimated fair values of our financial instruments not measured at fair value, and indicates the level in the fair value hierarchy of the estimated fair value measurement based on the observability of the inputs used:

                                               Estimated Fair Value
                                          ------------------------------- Carrying
(in millions)                             Level 1 Level 2 Level 3  Total   Value
-------------                             ------- ------- ------- ------- --------
December 31, 2016
Assets:
   Mortgage and other loans receivable     $ --     $42   $ 6,181 $ 6,223 $ 6,083
   Other invested assets                     --       9        --       9       9
   Short-term investments                    --      51        --      51      51
   Cash                                     106      --        --     106     106
Liabilities:
   Policyholder contract deposits/*/         --      --    45,417  45,417  39,560
   Note payable - to third parties, net      --      --        50      50      50

December 31, 2015
Assets:
   Mortgage and other loans receivable     $ --     $44   $ 5,861 $ 5,905 $ 5,718
   Other invested assets                     --       7        --       7       7
   Short-term investments                    --      43        --      43      43
   Cash                                      82      --        --      82      82
Liabilities:
   Policyholder contract deposits/*/         --      --    43,623  43,623  37,646
   Note payable - to third parties, net      --      25        25      50      50

* Excludes embedded policy derivatives which are carried at fair value on a recurring basis.

4. INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when we have the ability and positive intent to hold these securities until maturity. When we do not have the ability or positive intent to hold bonds until maturity, these securities are classified as available-for-sale or are measured at fair value at our election. None of our fixed maturity securities met the criteria for held-to-maturity classification at December 31, 2016 or 2015.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available-for-sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income (AOCI), net of DAC, deferred sales inducements and deferred income taxes, in shareholder's equity. Realized and unrealized gains and losses from fixed maturity and equity securities measured at fair value at our election are reflected in net investment income. Investments in fixed maturity and equity securities are recorded on a trade-date basis.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Premiums and discounts arising from the purchase of bonds classified as available-for-sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. For investments in certain RMBS, CMBS and CDO/ABS, (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired (PCI) securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on an effective level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

Other Bond Securities and Other Common and Preferred Stock

Securities for which we have elected the fair value option are carried at fair value and reported in other bond securities or other common and preferred stocks in the Consolidated Balance Sheets. Changes in fair value of these assets are reported in net investment income. Interest income and dividend income on assets measured under the fair value option are recognized and included in net investment income. See Note 3 for additional information on financial assets designated under the fair value option.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale

The following table presents the amortized cost or cost and fair value of our available-for-sale securities:

                                                                                                                 Other-Than-
                                                                      Amortized   Gross      Gross                Temporary
                                                                       Cost or  Unrealized Unrealized            Impairments
(in millions)                                                           Cost      Gains      Losses   Fair Value in AOCI/(a)/
-------------                                                         --------- ---------- ---------- ---------- -----------
December 31, 2016
Bonds available for sale:
   U.S. government and government sponsored entities                   $   285    $   60     $  --     $   345      $ --
   Obligations of states, municipalities and political subdivisions        880        53       (10)        923        --
   Non-U.S. governments                                                  1,000        25       (37)        988        --
   Corporate debt                                                       19,287       823      (292)     19,818        (7)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              5,099       317       (79)      5,337       163
       CMBS                                                              4,382       128       (59)      4,451        21
       CDO/ABS                                                           2,724        38       (33)      2,729        11
                                                                       -------    ------     -----     -------      ----
   Total mortgage-backed, asset-backed and collateralized               12,205       483      (171)     12,517       195
                                                                       -------    ------     -----     -------      ----
Total bonds available for sale/(b)/                                     33,657     1,444      (510)     34,591       188
                                                                       -------    ------     -----     -------      ----
Equity securities available for sale:
   Common stock                                                             --         1        --           1        --
   Preferred stock                                                           4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
Total equity securities available for sale                                   4         1        --           5        --
                                                                       -------    ------     -----     -------      ----
Total                                                                  $33,661    $1,445     $(510)    $34,596      $188
                                                                       =======    ======     =====     =======      ====
December 31, 2015
Bonds available for sale:
   U.S. government and government sponsored entities                   $   279    $   67     $  --     $   346      $ --
   Obligations of states, municipalities and political subdivisions        766        50        (4)        812        --
   Non-U.S. governments                                                    847        22       (49)        820        --
   Corporate debt                                                       19,465       873      (496)     19,842       (19)
   Mortgage-backed, asset-backed and collateralized:
       RMBS                                                              4,320       337       (43)      4,614       171
       CMBS                                                              3,854       176       (40)      3,990        70
       CDO/ABS                                                           2,681        54       (26)      2,709        10
                                                                       -------    ------     -----     -------      ----
   Total mortgage-backed, asset-backed and collateralized               10,855       567      (109)     11,313       251
                                                                       -------    ------     -----     -------      ----
Total bonds available for sale/(b)/                                     32,212     1,579      (658)     33,133       232
                                                                       -------    ------     -----     -------      ----
Equity securities available for sale:
   Preferred stock                                                           4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
Total equity securities available for sale                                   4        --        --           4        --
                                                                       -------    ------     -----     -------      ----
Total                                                                  $32,216    $1,579     $(658)    $33,137      $232
                                                                       =======    ======     =====     =======      ====

(a)Represents the amount of other-than-temporary impairments recognized in accumulated other comprehensive income. Amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.
(b)At December 31, 2016 and 2015, bonds available for sale held by us that were below investment grade or not rated totaled $4.7 billion and $4.4 billion, respectively.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Securities Available for Sale in a Loss Position

The following table summarizes the fair value and gross unrealized losses on our available-for-sale securities, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position:

                                Less than 12 Months    12 Months or More           Total
                               --------------------- --------------------- ---------------------
                                            Gross                 Gross                 Gross
                                          Unrealized            Unrealized            Unrealized
(in millions)                  Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------                  ---------- ---------- ---------- ---------- ---------- ----------
December 31, 2016
Bonds available for sale:
   U.S. government and
     government sponsored
     entities                    $   16      $ --     $    --      $ --     $    16      $ --
   Obligations of states,
     municipalities and
     political subdivisions         259        10          --        --         259        10
   Non-U.S. governments             447        22          61        15         508        37
   Corporate debt                 4,588       163         902       129       5,490       292
   RMBS                           1,574        53         464        26       2,038        79
   CMBS                           1,674        54          64         5       1,738        59
   CDO/ABS                        1,059        20         337        13       1,396        33
                                 ------      ----     -------      ----     -------      ----
Total bonds available for sale   $9,617      $322     $$1,828      $188     $11,445      $510
                                 ======      ====     =======      ====     =======      ====
December 31, 2015
Bonds available for sale:
   U.S. government and
     government sponsored
     entities                    $   16      $ --     $    --      $ --     $    16      $ --
   Obligations of states,
     municipalities and
     political subdivisions         113         3          23         1         136         4
   Non-U.S. governments             385        24          90        25         475        49
   Corporate debt                 4,924       309         560       187       5,484       496
   RMBS                             803        16         433        27       1,236        43
   CMBS                           1,825        38          25         2       1,850        40
   CDO/ABS                        1,107        17         310         9       1,417        26
                                 ------      ----     -------      ----     -------      ----
Total bonds available for sale   $9,173      $407     $ 1,441      $251     $10,614      $658
                                 ======      ====     =======      ====     =======      ====

At December 31, 2016, we held 1,562 individual fixed maturity securities that were in an unrealized loss position, of which 303 individual fixed maturity securities were in a continuous unrealized loss position for 12 months or more. We did not recognize the unrealized losses in earnings on these fixed maturity securities at December 31, 2016 because we neither intend to sell the securities nor do we believe that it is more likely than not that we will be required to sell these securities before recovery of their amortized cost basis. For fixed maturity securities with significant declines, we performed fundamental credit analyses on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other available market data.

Contractual Maturities of Fixed Maturity Securities Available for Sale

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity:

                                                  Total Fixed Maturity Securities Fixed Maturity Securities in a Loss
                                                     Available for Sale               Position Available for Sale
                                                  ------------------------------- -----------------------------------
(in millions)                                     Amortized Cost    Fair Value    Amortized Cost      Fair Value
-------------                                     --------------    ----------    --------------      ----------
December 31, 2016
Due in one year or less                              $   933         $   953         $    45           $    43
Due after one year through five years                  8,014           8,499             666               640
Due after five years through ten years                 7,596           7,580           3,639             3,451
Due after ten years                                    4,909           5,042           2,261             2,139
Mortgage-backed, asset-backed and collateralized      12,205          12,517           5,344             5,172
                                                     -------         -------         -------           -------
Total                                                $33,657         $34,591         $11,955           $11,445
                                                     =======         =======         =======           =======

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross realized gains and gross realized losses from sales or maturities of our available-for-sale securities:

                                         Years Ended December 31,
                           -----------------------------------------------------
                                 2016              2015              2014
                           ----------------- ----------------- -----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
(in millions)               Gains    Losses   Gains    Losses   Gains    Losses
-------------              -------- -------- -------- -------- -------- --------
Fixed maturity securities    $133     $130     $53      $50      $114     $29
Equity securities              --       --       1       --        --      --
                             ----     ----     ---      ---      ----     ---
Total                        $133     $130     $54      $50      $114     $29
                             ====     ====     ===      ===      ====     ===

In 2016, 2015, and 2014, the aggregate fair value of available-for-sale securities sold was $3.5 billion, $6.8 billion and $2.0 billion, respectively.

Other Securities Measured at Fair Value

The following table presents the fair value of other securities measured at fair value based on our election of the fair value option:

                                                        December 31, 2016           December 31, 2015
                                                   --------------------------  --------------------------
(in millions)                                      Fair Value Percent of Total Fair Value Percent of Total
-------------                                      ---------- ---------------- ---------- ----------------
Non-U.S. governments                                 $    7         -- %         $    6           1%
Corporate debt                                          224          13             217          18
Mortgage-backed, asset-backed and collateralized:
   RMBS                                                 682          38             163          13
   CMBS                                                 154           9             108           9
   CDO/ABS                                              711          40             720          59
                                                     ------         ---          ------         ---
Total other bond securities                          $1,778         100%         $1,214         100%
                                                     ======         ===          ======         ===

Other Invested Assets

The following table summarizes the carrying amounts of other invested assets:

                                                       December 31,
                                                       -------------
           (in millions)                                2016   2015
           -------------                               ------ ------
           Alternative investments/(a)(b)/             $1,170 $2,265
           Investment real estate/(c)/                     39     90
           Federal Home Loan Bank (FHLB) common stock       9      7
           All other investments                           15     17
                                                       ------ ------
           Total                                       $1,233 $2,379
                                                       ====== ======

(a)At December 31, 2016, includes hedge funds of $ 550 million, and private equity funds of $ 620 million. At December 31, 2015, includes hedge funds of $ 1,614 million, and private equity funds of $ 651 million.
(b)Approximately 58 percent and 23 percent of our hedge fund portfolio is available for redemption in 2017 and 2018, respectively, an additional
   16 percent will be available between 2019 and 2024.
(c)Net of accumulated depreciation of $2 million and $3 million at December 31, 2016 and 2015, respectively.

Other Invested Assets Carried at Fair Value

Certain hedge funds, private equity funds and other investment partnerships for which we have elected the fair value option are reported at fair value with changes in fair value recognized in net investment income. Other investments in hedge funds, private equity funds and other investment partnerships in which AIG's insurance operations do not hold aggregate interests sufficient to exercise more than minor influence over the respective partnerships are reported at fair value with changes in fair value recognized as a component of accumulated other comprehensive income. These investments are subject to other-than-temporary impairment evaluations (see discussion below on evaluating equity investments for other-than-temporary impairment).

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The gross unrealized loss recorded in accumulated other comprehensive income on such investments was $1 million at December 31, 2016 and 2015, respectively, the majority of which pertains to investments in private equity funds and hedge funds that have been in continuous unrealized loss positions for less than 12 months.

Other Invested Assets - Equity Method Investments

We account for hedge funds, private equity funds and other investment partnerships using the equity method of accounting unless our interest is so minor that we may have virtually no influence over partnership operating and financial policies, or we have elected the fair value option. Under the equity method of accounting, our carrying amount generally is our share of the net asset value of the funds or the partnerships, and changes in our share of the net asset values are recorded in net investment income. In applying the equity method of accounting, we consistently use the most recently available financial information provided by the general partner or manager of each of these investments, which is one to three months prior to the end of our reporting period. The financial statements of these investees are generally audited annually.

Summarized Financial Information of Equity Method Investees

The following is the aggregated summarized financial information of our equity method investees, including those for which the fair value option has been elected:

                                       Years ended December 31,
                                       -----------------------
                (in millions)           2016    2015     2014
                -------------          -----  -------  -------
                Operating results:
                   Total revenues      $  94  $ 2,067  $ 5,484
                   Total expenses       (552)    (628)    (815)
                                       -----  -------  -------
                Net income             $(458) $ 1,439  $ 4,669
                                       =====  =======  =======

                                                December 31,
                                              ----------------
                (in millions)                   2016     2015
                -------------                 -------  -------
                Balance sheet:
                   Total assets               $23,601  $29,315
                   Total liabilities           (2,551)  (3,040)
                                              =======  =======

The following table presents the carrying amount and ownership percentage of equity method investments at December 31, 2016 and 2015:

                                         2016                      2015
                               ------------------------- -------------------------
(in millions, except                          Ownership                 Ownership
percentages)                   Carrying Value Percentage Carrying Value Percentage
--------------------           -------------- ---------- -------------- ----------
Equity method investments           $880       Various       $1,694      Various
                                    ====       =======       ======      =======

Summarized financial information for these equity method investees may be presented on a lag, due to the unavailability of information for the investees at our respective balance sheet dates, and is included for the periods in which we held an equity method ownership interest.

Other Investments

Also included in other invested assets are real estate held for investment or held for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and subject to impairment review. Properties acquired through foreclosure and held for sale are carried at the lower of carrying amount or fair value less estimated costs to sell the property.

We are a member of the FHLB of Dallas and such membership requires members to own stock in the FHLB. Our FHLB stock is carried at amortized cost, which approximates fair value, and is included in other invested assets.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net Investment Income

Net investment income represents income primarily from the following sources:

..   Interest income and related expenses, including amortization of premiums and accretion of discounts with changes in the timing and the amount of expected principal and interest cash flows reflected in yield, as applicable.

..   Dividend income from common and preferred stock and distributions from other investments, including distributions from private equity funds and hedge funds that are not accounted for under the equity method.

..   Realized and unrealized gains and losses from investments in other securities and investments for which we elected the fair value option.

..   Earnings from alternative investments.

..   Interest income on mortgage, policy and other loans.

The following table presents the components of net investment income:

                                                             Years Ended December 31,
                                                             -----------------------
(in millions)                                                 2016    2015    2014
-------------                                                ------  ------  ------
Fixed maturity securities, including short-term investments  $1,756  $1,755  $1,875
Interest on mortgage and other loans                            312     302     324
Investment real estate                                            1      12       4
Alternative investments/*/                                       39      76     224
Other investments                                                 3       2      (4)
                                                             ------  ------  ------
Total investment income                                       2,111   2,147   2,423
Investment expenses                                              66      70      67
                                                             ------  ------  ------
Net investment income                                        $2,045  $2,077  $2,356
                                                             ======  ======  ======

* Beginning in 2016, the presentation of income on alternative investments has been refined to include only income from hedge funds and private equity funds. Prior period disclosures have been reclassified to conform to this presentation. Hedge funds for which we elected the fair value option are recorded as of the balance sheet date. Other hedge funds are generally reported on a one-month lag, while private equity funds are generally reported on a one-quarter lag.

Net Realized Capital Gains and Losses

Net realized capital gains and losses are determined by specific identification. The net realized capital gains and losses are generated primarily from the following sources:

..   Sales or full redemptions of available-for-sale fixed maturity securities, available-for-sale equity securities, real estate and other alternative investments.

..   Reductions to the amortized cost basis of available-for-sale fixed maturity securities, available-for-sale equity securities and certain other invested assets for other-than-temporary impairments.

..   Changes in fair value of derivatives except for those instruments that are designated as hedging instruments when the change in the fair value of the hedged item is not reported in net realized capital gains and losses.

..   Exchange gains and losses resulting from foreign currency transactions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the components of net realized capital gains (losses):

                                                 Years Ended December 31,
                                                 -----------------------
           (in millions)                           2016     2015    2014
           -------------                         ------   ------  ------
           Sales of fixed maturity securities    $   3     $  3    $ 85
           Sales of equity securities               --        1      --
           Mortgage and other loans                  2      (22)      8
           Investment real estate                    6       --      15
           Alternative investments                  43        6       8
           Derivatives                             (41)     192      48
           Other                                   (65)     (44)     16
           Other-than-temporary impairments        (75)     (62)    (46)
                                                 -----     ----    ----
           Net realized capital income (losses)  $(127)    $ 74    $134
                                                 =====     ====    ====

Evaluating Investments for Other-Than-Temporary Impairments

Fixed Maturity Securities

If we intend to sell a fixed maturity security or it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized capital losses. When assessing our intent to sell a fixed maturity security, or whether it is more likely than not that we will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition our investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recoverable value with a corresponding charge to realized capital losses. The estimated recoverable value is the present value of cash flows expected to be collected, as determined by management. The difference between fair value and amortized cost that is not related to a credit impairment is presented in unrealized appreciation (depreciation) of fixed maturity securities on which other-than-temporary credit impairments were recognized (a separate component of accumulated other comprehensive income).

When estimating future cash flows for structured fixed maturity securities (e.g., RMBS, CMBS, CDO, ABS) management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

..   Current delinquency rates;

..   Expected default rates and the timing of such defaults;

..   Loss severity and the timing of any recovery; and

..   Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recoverable value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recoverable value other than the fair value, the determination of a recoverable value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

We consider severe price declines in our assessment of potential credit impairments. We may also modify our model inputs when we determine that price movements in certain sectors are indicative of factors not captured by the cash flow models.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


In periods subsequent to the recognition of an other-than-temporary impairment charge for available-for-sale fixed maturity securities that are not foreign exchange related, we prospectively accrete into earnings the difference between the new amortized cost and the expected undiscounted recoverable value over the remaining expected holding period of the security.

Credit Impairments

The following table presents a rollforward of the cumulative credit losses in other-than-temporary impairments recognized in earnings for available-for-sale fixed maturity securities:

                                                                                           Years Ended December 31,
                                                                                           -----------------------
(in millions)                                                                               2016     2015     2014
-------------                                                                              -----   ------   ------
Balance, beginning of year                                                                 $532    $ 716    $ 907
   Increases due to:
       Credit impairments on new securities subject to impairment losses                     37       18        4
       Additional credit impairments on previously impaired securities                       28       14       10
   Reductions due to:
       Credit impaired securities fully disposed for which there was no prior intent
         or requirement to sell                                                             (52)    (106)    (100)
       Credit impaired securities for which there is a current intent or anticipated
         requirement to sell                                                                 --        1       --
       Accretion on securities previously impaired due to credit/*/                         (99)    (111)    (105)
                                                                                           ----    -----    -----
Balance, end of year                                                                       $446    $ 532    $ 716
                                                                                           ====    =====    =====

* Represents both accretion recognized due to changes in cash flows expected to be collected over the remaining expected term of the credit impaired securities and the accretion due to the passage of time.

Equity Securities

We evaluate our available-for-sale equity securities for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

..   The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

..   A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than the par value of their claims; or

..   We have concluded that we may not realize a full recovery on our investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. In addition to the above criteria, all equity securities that have been in a continuous decline in value below cost over twelve months are impaired. We also consider circumstances of a rapid and severe market valuation decline (50 percent or more) discount to cost, in which we could not reasonably assert that the impairment period would be temporary (severity losses).

Other Invested Assets

Our equity and cost method investments in private equity funds, hedge funds and other entities are evaluated for impairment similar to the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these private equity funds and hedge funds and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

Investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, we compare expected investment cash flows to carrying amount. When the expected cash flows are less than the carrying amount, the investments are written down to fair value with a corresponding charge to earnings.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Purchased Credit Impaired (PCI) Securities

We purchase certain RMBS securities that have experienced deterioration in credit quality since their issuance. We determine whether it is probable at acquisition that we will not collect all contractually required payments for these PCI securities, including both principal and interest. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security is determined based on our best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is accreted into Net investment income over their remaining lives on an effective yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. The accretable yield and the non-accretable difference will change over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, which are discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to our policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as adjustments to the accretable yield.

The following tables present information on our PCI securities, which are included in bonds available for sale:

(in millions)                                             At Date of Acquisition
-------------                                             ----------------------
Contractually required payments (principal and interest)          $3,936
Cash flows expected to be collected/*/                             3,339
Recorded investment in acquired securities                         2,299
                                                                  ======

* Represents undiscounted expected cash flows, including both principal and interest

                                                 December 31,
                                                 -------------
                  (in millions)                   2016   2015
                  -------------                  ------ ------
                  Outstanding principal balance  $1,908 $1,733
                  Amortized cost                  1,460  1,358
                  Fair value                      1,503  1,388
                                                 ====== ======

The following table presents activity for the accretable yield on PCI securities:

                                                                               Years Ended December 31,
                                                                               -----------------------
(in millions)                                                                    2016         2015
-------------                                                                  ------       ------
Balance, beginning of year                                                      $689         $633
   Newly purchased PCI securities                                                137          132
   Disposals                                                                      --          (11)
   Accretion                                                                     (81)         (80)
   Effect of changes in interest rate indices                                     12          (24)
   Net reclassification from non-accretable difference, including effects of
     prepayments                                                                  55           39
                                                                                ----         ----
Balance, end of year                                                            $812         $689
                                                                                ====         ====

Pledged Investments

Secured Financing and Similar Arrangements

We enter into secured financing transactions whereby certain securities are sold under agreements to repurchase (repurchase agreements), in which we transfer securities in exchange for cash, with an agreement by us to repurchase the same or substantially similar securities. Our secured financing transactions also include those that involve the transfer of securities to financial institutions in exchange for cash (securities lending agreements). In all of these secured financing transactions, the securities transferred by us (pledged collateral) may be sold or repledged by the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

counterparties. These agreements are recorded at their contracted amounts plus accrued interest, other than those that are accounted for at fair value.

Pledged collateral levels are monitored daily and are generally maintained at an agreed-upon percentage of the fair value of the amounts borrowed during the life of the transactions. In the event of a decline in the fair value of the pledged collateral under these secured financing transactions, we may be required to transfer cash or additional securities as pledged collateral under these agreements. At the termination of the transactions, we and our counterparties are obligated to return the amounts borrowed and the securities transferred, respectively.

The following table presents the fair value of securities pledged to counterparties under secured financing transactions, including repurchase and securities lending agreements:

                               December 31,
                               ------------
(in millions)                  2016   2015
-------------                  ----   ----
Securities available for sale  $238   $163
Other securities                231    223
                                ----  ----

Amounts borrowed under repurchase and securities lending agreements totaled $465 million and $388 million at December 31, 2016 and 2015, respectively.

The following table presents the fair value of securities pledged under our repurchase agreements by collateral type and by remaining contractual maturity:

                                       Remaining Contractual Maturity of the Agreements
                                       ------------------------------------------------
                                       Overnight                          Greater
December 31, 2016                         and         Up to 30            Than 90
(in millions)                          Continuous       days   31-90 days  days   Total
-------------                          ----------     -------- ---------- ------- -----
Repurchase agreements:
   Bonds available for sale:
   Other bond securities:
       Non U.S. government                $--           $--       $ --      $ 7   $  7
       Corporate debt                      --            47        106       71    224
                                          ---           ---       ----      ---   ----
Total repurchase agreements                --            47        106       78    231
                                          ---           ---       ----      ---   ----
Securities lending agreements:
       Bonds available for sale:
       Non U.S. government                 --            --         16       --     16
       Corporate debt                      --            --        217       --    217
       CMBS                                --            --          5       --      5
                                          ---           ---       ----      ---   ----
Total securities lending agreements        --            --        238       --    238
                                          ---           ---       ----      ---   ----
Total secured financing transactions      $--           $47       $344      $78   $469
                                          ===           ===       ====      ===   ====

Insurance - Statutory and Other Deposits

Total carrying values of cash and securities we deposited under requirements of regulatory authorities were $3 million at December 31, 2016 and 2015, respectively.

Other Pledges

We are members of the FHLB of Dallas and such membership requires the members to own stock in the FHLB. We owned $9 million and $7 million of stock in the FHLB at December 31, 2016 and 2015, respectively. Pursuant to the membership terms, we have elected to pledge such stock to the FHLB. In addition, we had pledged securities with a fair value of $164 million and $279 million at December 31, 2016 and 2015, respectively, to provide adequate collateral for potential advances from the FHLB.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


5. LENDING ACTIVITIES

Mortgage and other loans receivable include commercial mortgages, residential mortgages, life insurance policy loans, commercial loans, and other loans and notes receivable. Commercial mortgages, residential mortgages, commercial loans, and other loans and notes receivable are carried at unpaid principal balances less allowance for credit losses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned.

Direct costs of originating commercial mortgages, commercial loans, and other loans and notes receivable, net of nonrefundable points and fees, are deferred and included in the carrying amount of the related receivables. The amount deferred is amortized to income as an adjustment to earnings using the interest method. Premiums and discounts on purchased residential mortgages are also amortized to income as an adjustment to earnings using the interest method.

Life insurance policy loans are carried at unpaid principal balances. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

The following table presents the composition of mortgages and other loans receivable:

                                                     December 31,
                                                    --------------
(in millions)                                         2016    2015
                                                    ------  ------
Commercial mortgages*                               $4,712  $4,544
Residential mortgages                                  535     242
Life insurance policy loans                            683     723
Commercial loans, other loans and notes receivable     198     261
                                                    ------  ------
Total mortgage and other loans receivable            6,128   5,770
Allowance for losses                                   (45)    (52)
                                                    ------  ------
Mortgage and other loans receivable, net            $6,083  $5,718
                                                    ======  ======

* Commercial mortgages primarily represent loans for office, apartments and retail, with exposures in New York and California representing the largest geographic concentrations (25 percent and 12 percent, respectively, at December 31, 2016 and 23 percent and 14 percent, respectively, at December 31, 2015).

Nonperforming loans are generally those loans where payment of contractual principal or interest is more than 90 days past due. Nonperforming mortgages were not significant for all periods presented.

The following table presents the credit quality performance indicators for commercial mortgages:

                                          Number                       Class                                  Percent
                                            of   -------------------------------------------------              of
                                          Loans  Apartments Offices Retail Industrial Hotel Others Total/(c)/ Total $
(dollars in millions)                     ------ ---------- ------- ------ ---------- ----- ------ ---------  -------
December 31, 2016
Credit Quality Indicator:
   In good standing                        252     $1,197   $1,366  $1,164    $314    $460   $162   $4,663       99%
   Restructured/(a)/                         2         --       49      --      --      --     --       49        1
Total/(b)/                                 254     $1,197   $1,415  $1,164    $314    $460   $162   $4,712      100%
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
Allowance for losses                               $    6   $   16  $   10    $  7    $  2   $  1   $   42        1%
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
December 31, 2015
Credit Quality Indicator:
   In good standing                        291     $  808   $1,415  $1,105    $381    $454   $222   $4,385       96%
   Restructured/(a)/                         4         --       67       7      --      --     --       74        2
   90 days or less delinquent                2         --       26       4      --      --     --       30        1
   >90 days delinquent or in process of
     foreclosure                             4          3       52      --      --      --     --       55        1
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
Total/(b)/                                 301     $  811   $1,560  $1,116    $381    $454   $222   $4,544      100%
                                           ---     ------   ------  ------    ----    ----   ----   ------      ---
Allowance for losses                               $    6   $   24  $    9    $  7    $  3   $  1   $   50        1%
                                           ===     ======   ======  ======    ====    ====   ====   ======      ===

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect allowance for credit losses.
(c)100 percent of the commercial mortgages held at such respective dates were current as to payments of principal and interest. There were no significant amounts of nonperforming commercial mortgages (defined as those loans where payment of contractual principal or interest is more than 90 days past due) during any of the periods presented.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Methodology Used to Estimate the Allowance for Credit Losses

Mortgage and other loans receivable are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. Impairment of commercial mortgages is typically determined using the fair value of collateral while impairment of other loans is typically determined using the present value of cash flows or the loan's observable market price. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property type and location, loan term, profile of the borrower and of the major property tenants, and loan seasoning. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Interest income is not accrued when payment of contractual principal and interest is not expected. Any cash received on impaired loans is generally recorded as a reduction of the current carrying amount of the loan. Accrual of interest income is generally resumed when delinquent contractual principal and interest is repaid or when a portion of the delinquent contractual payments are made and the ongoing required contractual payments have been made for an appropriate period.

A significant majority of commercial mortgages in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for us to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The following table presents a rollforward of the changes in the allowance for credit losses on mortgage and other loans receivable:

                                                  2016                   2015                   2014
                                         ---------------------  ---------------------  ---------------------
Years Ended December 31,                 Commercial Other       Commercial Other       Commercial Other
(in millions)                            Mortgages  Loans Total Mortgages  Loans Total Mortgages  Loans Total
------------------------                 ---------- ----- ----- ---------- ----- ----- ---------- ----- -----
Allowance, beginning of year                $50      $ 2   $52     $36      $--   $36     $ 47     $--  $ 47
   Additions (reductions) to allowance       (3)       1    (2)     19        2    21      (15)     --   (15)
   Charge-offs, net of recoveries            (5)      --    (5)     (5)      --    (5)       4      --     4
                                            ---      ---   ---     ---      ---   ---     ----     ---  ----
Allowance, end of year                      $42      $ 3   $45     $50      $ 2   $52     $ 36     $--  $ 36
                                            ===      ===   ===     ===      ===   ===     ====     ===  ====

The following table presents information on mortgage loans individually assessed for credit losses:

                                             Years Ended December 31,
                                             -----------------------
(in millions)                                2016     2015     2014
-------------                                ----     ----     ----
Impaired loans with valuation allowances     $ 57     $125     $21
Impaired loans without valuation allowances    49       83       7
                                              ----     ----    ---
   Total impaired loans                       106      208      28
Valuation allowances on impaired loans         (8)     (20)     (6)
                                              ----     ----    ---
   Impaired loans, net                       $ 98     $188     $22
                                              ====     ====    ===
Interest income on impaired loans            $ 11     $  8     $ 2
                                              ====     ====    ===

Troubled Debt Restructurings

We modify loans to optimize their returns and improve their collectability, among other things. When we undertake such a modification with a borrower that is experiencing financial difficulty and the modification involves us granting a concession to the troubled debtor, the modification is a troubled debt restructuring (TDR). We assess whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal or interest forgiveness, payment deferrals and easing of loan covenants.

There were no commercial mortgage loans that had been modified in a TDR at December 31, 2016 and 2015.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


6. REINSURANCE

We assume reinsurance from other insurance companies. We are also a reinsurer for the guaranteed minimum income benefit (GMIB), guaranteed minimum withdrawal benefit (GMWB) and guaranteed minimum death benefit (GMDB) on certain variable annuities issued in Japan by MetLife Insurance K.K. (formerly American Life Insurance Company, a former subsidiary of AIG Parent). New business under this reinsurance arrangement was no longer accepted after March 31, 2009. We recorded liabilities for the amount of reserves calculated for the GMIB, GMWB and GMDB provisions of this reinsurance arrangement, which totaled $30 million and $39 million at December 31, 2016 and 2015, respectively.

7. DERIVATIVES AND HEDGE ACCOUNTING

We use derivatives and other financial instruments as part of our financial risk management programs and as part of our investment operations. Interest rate derivatives (such as interest rate swaps) are used to manage interest rate risk associated with embedded derivatives in insurance contract liabilities and with fixed maturity securities, as well as other interest rate sensitive assets and liabilities. Foreign exchange derivatives (principally foreign exchange swaps and forwards) are used to economically mitigate risk associated with non U.S. dollar denominated transactions, primarily investments.

We hedge our economic exposure to market risk related to variable annuity products with riders that guarantee a certain level of benefits. Our variable annuity hedging program is designed to offset certain changes in the economic value of these guarantee features, within established thresholds. The hedging program is designed to provide additional protection against large and combined movements in interest rates, equity prices, credit spreads and market volatility under multiple scenarios. In addition to risk-mitigating features in our variable annuity product design, and the use of certain fixed income securities with a fair value option election to manage interest rate and credit spread exposures, our variable annuity hedging program utilizes various derivative instruments, including but not limited to equity options, futures contracts, interest rate swaps and swaption contracts, as well as other hedging instruments. Our exchange-traded index futures contracts have no recorded fair value as they are cash settled daily. In addition to hedging activities, we also enter into derivative instruments as a part of our investment operations, which may include, among other things, purchases of investments with embedded derivatives, such as equity-linked notes and convertible bonds.

Interest rate, currency and equity swaps, swaptions, options and forward transactions are accounted for as derivatives, recorded on a trade-date basis and carried at fair value. Unrealized gains and losses are reflected in income, when appropriate. Aggregate asset or liability positions are netted on the Consolidated Balance Sheets only to the extent permitted by qualifying master netting arrangements in place with each respective counterparty. Cash collateral posted with counterparties in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative liability, while cash collateral received in conjunction with transactions supported by qualifying master netting arrangements is reported as a reduction of the corresponding net derivative asset.

We have elected to present all derivative receivables and derivative payables, and the related cash collateral received and paid, on a net basis on our Consolidated Balance Sheets when a legally enforceable ISDA Master Agreement exists between us and our derivative counterparty. An ISDA Master Agreement is an agreement governing multiple derivative transactions between two counterparties. The ISDA Master Agreement generally provides for the net settlement of all, or a specified group, of these derivative transactions, as well as transferred collateral, through a single payment, and in a single currency, as applicable. The net settlement provisions apply in the event of a default on, or affecting any, one derivative transaction or a termination event affecting all, or a specified group of, derivative transactions governed by the ISDA Master Agreement.

Derivatives, with the exception of embedded derivatives, are measured at fair value and presented within other assets and other liabilities in the Consolidated Balance Sheets. Embedded derivatives are generally presented with the host contract in the Consolidated Balance Sheets. A bifurcated embedded derivative is measured at fair value and accounted for in the same manner as a free standing derivative contract. The corresponding host contract is accounted for according to the accounting guidance applicable for that instrument. See Notes 3 and 11 for additional information

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

on our embedded derivatives, which are primarily related to guarantee features in variable annuity products, and include equity and interest rate components.

We believe our economic hedging instruments have been and remain economically effective, but for the most part they have not been designated as hedges receiving hedge accounting treatment. Changes in the fair value of derivatives not designated as hedges are reported within net realized capital gains and losses. Certain swaps associated with available-for-sale investments have been designated as fair value hedges. Changes in fair value hedges of available-for-sale securities are reported in net realized capital gains (losses) along with changes in the hedged item.

The following table presents the notional amounts and the fair value of derivative assets and liabilities, excluding embedded derivatives:

                                                               December 31, 2016                 December 31, 2015
                                                         -------------------------------   --------------------------------
                                                         Gross Derivative Gross Derivative Gross Derivative Gross Derivative
                                                             Assets         Liabilities        Assets         Liabilities
                                                         --------------   ---------------  ---------------  ---------------
                                                         Notional  Fair   Notional  Fair   Notional  Fair   Notional  Fair
(in millions)                                             Amount   Value   Amount   Value   Amount   Value   Amount   Value
-------------                                            --------  -----  --------  -----  --------  -----  --------  -----
Derivatives designated as hedging instruments:/(a)/
   Interest rate contracts                                $   --   $  --    $ 39     $--    $   18   $ --    $   60   $ --
   Foreign exchange contracts                                508      56     119       6       384     42        --     --
Derivatives not designated as hedging instruments:/(a)/
   Interest rate contracts                                 4,959     122     101      --     3,428     84     1,768     23
   Foreign exchange contracts                                613      40     125       1       570     19       131      2
   Equity contracts                                        2,181      28     308      --     1,527     43       225     --
                                                          ------   -----    ----     ---    ------   ----    ------   ----
Total derivatives, gross                                  $8,261     246    $692       7    $5,927    188    $2,184     25
                                                          ------   -----    ----     ---    ------   ----    ------   ----
Counterparty netting/(b)/                                             (7)             (7)             (25)             (25)
Cash collateral/(c)/                                                (191)             --              (86)              --
                                                                   -----             ---             ----             ----
Total derivatives included in Other Assets and Other
  Liabilities, respectively/(d)/                                   $  48             $--             $ 77             $ --
                                                                   =====             ===             ====             ====

(a)Fair value amounts are shown before the effects of counterparty netting adjustments and offsetting cash collateral.
(b)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(c)Represents cash collateral posted and received that is eligible for netting.
(d)Excludes embedded derivatives. Fair value of assets related to bifurcated embedded derivatives was zero at both December 31, 2016 and December 31, 2015. Fair value of liabilities related to bifurcated embedded derivatives was $209 million and $197 million, respectively, at December 31, 2016 and December 31, 2015.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the changes in the fair value of derivative instruments and the classification of these changes in the Consolidated Statements of Income:

                                                                       Years Ended December 31,
                                                                       ------------------------
(in millions)                                                           2016      2015    2014
-------------                                                          ------    ------  -----
Derivative instruments in fair value hedging relationships:*
   Foreign exchange contracts                                          $  (11)   $    4  $  (1)
                                                                       ------    ------  -----
Total                                                                  $  (11)   $    4  $  (1)
                                                                       ======    ======  =====
Derivatives not designated as hedging instruments by derivative type:
   Interest rate contracts                                             $  (36)   $   66  $ 198
   Foreign exchange contracts                                              64        48     37
   Equity contracts                                                       (97)      (28)   (32)
   Embedded derivatives                                                    39       102   (154)
                                                                       ------    ------  -----
Total                                                                  $  (30)   $  188  $  49
                                                                       ======    ======  =====
By classification:
   Net realized capital gains (losses)                                 $  (41)   $  192  $  48
                                                                       ------    ------  -----
Total                                                                  $  (41)   $  192  $  48
                                                                       ======    ======  =====

* The amounts presented do not include periodic net coupon settlements of derivative contract or coupon income (expense) related to the hedged item.

8. DEFERRED POLICY ACQUISITION COSTS AND DEFERRED SALES INDUCEMENTS

Deferred Policy Acquisition Costs

Deferred policy acquisition costs (DAC) represent those costs that are incremental and directly related to the successful acquisition of new or renewal of existing insurance contracts. We defer incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such deferred policy acquisition costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fees that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. We partially defer costs, including certain commissions, when we do not believe that the entire cost is directly related to the acquisition or renewal of insurance contracts.

We also defer a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Long-duration insurance contracts: Policy acquisition costs for life-contingent products are generally deferred and amortized, with interest, over the premium paying period. The assumptions used to calculate the benefit liabilities and DAC for these traditional products are set when a policy is issued and do not change with changes in actual experience, unless a loss recognition event occurs. These "locked-in" assumptions include mortality, morbidity, persistency, maintenance expenses and investment returns, and include margins for adverse deviation to reflect uncertainty given that actual experience might deviate from these assumptions. A loss recognition event occurs when there is a shortfall between the carrying amount of future policy benefit liabilities, net of DAC, and what the future policy benefit liabilities, net of DAC, would be when applying updated current assumptions. When we determine a loss recognition event has occurred, we first reduce any DAC related to that block of business through amortization of acquisition expense, and after DAC is depleted, we record additional liabilities through a charge to policyholder benefits. Groupings for loss recognition testing are consistent with our manner of acquiring, servicing and measuring the profitability of the business and applied by product groupings. Once loss recognition has been recorded for a block of business, the old assumption set is replaced and the assumption set used for the loss recognition would then be subject to the lock-in principle.

Investment-oriented contracts: Policy acquisition costs and policy issuance costs related to universal life and investment-type products (collectively, investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of estimated gross profits to be realized over the estimated lives of the contracts. Estimated

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

gross profits include net investment income and spreads, net realized capital gains and losses, fees, surrender charges, expenses, and mortality gains and losses. In each reporting period, current period amortization expense is adjusted to reflect actual gross profits. If estimated gross profits change significantly, DAC is recalculated using the new assumptions, and any resulting adjustment is included in income. If the new assumptions indicate that future estimated gross profits are higher than previously estimated, DAC will be increased resulting in a decrease in amortization expense and increase in income in the current period; if future estimated gross profits are lower than previously estimated, DAC will be decreased resulting in an increase in amortization expense and decrease in income in the current period. Updating such assumptions may result in acceleration of amortization in some products and deceleration of amortization in other products. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

To estimate future estimated gross profits for variable annuity products, a long-term annual asset growth assumption is applied to determine the future growth in assets and related asset-based fees. In determining the asset growth rate, the effect of short-term fluctuations in the equity markets is partially mitigated through the use of a "reversion to the mean" methodology whereby short-term asset growth above or below long-term annual rate assumptions impact the growth assumption applied to the five-year period subsequent to the current balance sheet date. The reversion to the mean methodology allows us to maintain our long-term growth assumptions, while also giving consideration to the effect of actual investment performance. When actual performance significantly deviates from the annual long-term growth assumption, as evidenced by growth assumptions in the five-year reversion to the mean period falling below a certain rate (floor) or above a certain rate (cap) for a sustained period, judgment may be applied to revise or "unlock" the growth rate assumptions to be used for both the five-year reversion to the mean period as well as the long-term annual growth assumption applied to subsequent periods.

Shadow DAC and Shadow Loss Recognition: DAC related to investment-oriented products is also adjusted to reflect the effect of unrealized gains or losses on fixed maturity and equity securities available for sale on estimated gross profits, with related changes recognized through other comprehensive income (shadow DAC). The adjustment is made at each balance sheet date, as if the securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. Similarly, for long-duration traditional insurance contracts, if the assets supporting the liabilities maintain a temporary net unrealized gain position at the balance sheet date, loss recognition testing assumptions are updated to exclude such gains from future cash flows by reflecting the impact of reinvestment rates on future yields. If a future loss is anticipated under this basis, any additional shortfall indicated by loss recognition tests is recognized as a reduction in accumulated other comprehensive income (shadow loss recognition). Similar to other loss recognition on long-duration insurance contracts, such shortfall is first reflected as a reduction in DAC and secondly as an increase in liabilities for future policy benefits. The change in these adjustments, net of tax, is included with the change in net unrealized appreciation of investments that is credited or charged directly to other comprehensive income.

Internal Replacements of Long-duration and Investment-oriented Products: For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. If the modification does not substantially change the contract, we do not change the accounting and amortization of existing DAC and related actuarial balances. If an internal replacement represents a substantial change, the original contract is considered to be extinguished and any related DAC or other policy balances are charged or credited to income, and any new deferrable costs associated with the replacement contract are deferred.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents a rollforward of DAC:

                                                                             Years Ended December 31,
                                                                             -----------------------
(in millions)                                                                  2016    2015    2014
-------------                                                                -------  ------  ------
Balance, beginning of year                                                   $   964  $  800  $  901
   Acquisition costs deferred                                                     80      78      66
   Accretion of interest/amortization                                           (105)    (91)    (93)
   Effect of unlocking assumptions used in estimating future gross profits       (43)     41      47
   Effect of realized gains/loss on securities                                    13      30     (25)
   Effect of unrealized gains/loss on securities                                  45     106     (94)
   Increase (decrease) due to foreign exchange                                     1      --      (2)
                                                                             -------  ------  ------
Balance, end of year                                                         $   955  $  964  $  800
                                                                             =======  ======  ======

Deferred Sales Inducements

We offer sales inducements, which include enhanced crediting rates or bonus payments to contract holders (bonus interest) on certain annuity and investment contract products. Sales inducements provided to the contract holder are recognized in policyholder contract deposits in the Consolidated Balance Sheets. Such amounts are deferred and amortized over the life of the contract using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the bonus interest must be explicitly identified in the contract at inception. We must also demonstrate that such amounts are incremental to amounts we credit on similar contracts without bonus interest, and are higher than the contract's expected ongoing crediting rates for periods after the bonus period. The amortization expense associated with these assets is reported within interest credited to policyholder account balances in the Consolidated Statements of Income.

The following table presents a rollforward of deferred sales inducements:

                                                                             Years Ended December 31,
                                                                             ----------------------
(in millions)                                                                 2016     2015    2014
-------------                                                                ------   ------  ------
Balance, beginning of year                                                   $  195   $  162  $  177
   Acquisition costs deferred                                                    14       14      17
   Accretion of interest/amortization                                           (23)     (17)    (21)
   Effect of unlocking assumptions used in estimating future gross profits       (4)       8      14
   Effect of realized gains/loss on securities                                    4        6      (5)
   Effect of unrealized gains/loss on securities                                 10       22     (20)
                                                                             ------   ------  ------
Balance, end of year                                                         $  196   $  195  $  162
                                                                             ======   ======  ======

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, Distribution Fee Revenue). We amortize these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. VARIABLE INTEREST ENTITIES

A variable interest entity (VIE) is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights or do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

We enter into various arrangements with VIEs in the normal course of business and consolidate the VIEs when we determine we are the primary beneficiary. This analysis includes a review of the VIE's capital structure, related contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued and our involvement with the entity. When assessing the need to consolidate a VIE, we evaluate the design of the VIE as well as the related risks the entity was designed to expose the variable interest holders to.

The primary beneficiary is the entity that has both (1) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (2) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of our decision-making ability and our ability to influence activities that significantly affect the economic performance of the VIE.

The following table presents the total assets and total liabilities associated with our variable interests in consolidated VIEs, as classified in the Consolidated Balance Sheets:

                                          Real Estate and
                                            Investment    Securitization
 (in millions)                             Entities/(c)/     Vehicles    Total
 -------------                            --------------- -------------- ------
 December 31, 2016
 Assets:
    Bonds available for sale                    $--           $2,913     $2,913
    Other bond securities                        --              365        365
    Mortgage and other loans receivable          --              198        198
    Other/(a)/                                   --              350        350
                                                ---           ------     ------
 Total assets/(b)/                              $--           $3,826     $3,826
                                                ===           ======     ======
 Liabilities:
    Notes payable - to affiliates               $--           $  183     $  183
    Notes payable - to third parties             --               50         50
    Other/(d)/                                   --                6          6
                                                ---           ------     ------
 Total liabilities                              $--           $  239     $  239
                                                ===           ======     ======
 December 31, 2015
 Assets:
    Bonds available for sale                    $--           $3,342     $3,342
    Other bond securities                        --              358        358
    Mortgage and other loans receivable          --              288        288
    Other invested assets                        18               --         18
    Other/(a)/                                   13              315        328
                                                ---           ------     ------
 Total assets/(b)/                              $31           $4,303     $4,334
                                                ===           ======     ======
 Liabilities:
    Notes payable - to affiliates               $--           $  143     $  143
    Notes payable - to third parties             --               50         50
    Other/(d)/                                   --                4          4
                                                ---           ------     ------
 Total liabilities                              $--           $  197     $  197
                                                ===           ======     ======

(a)Comprised primarily of short-term investments and other assets at both December 31, 2016 and 2015.
(b)The assets of each VIE can be used only to settle specific obligations of that VIE.
(c)Off-balance sheet exposure, which primarily consisted of commitments to real estate and investment entities, was $10 million at December 31, 2015.
(d)Comprised primarily of amounts due to related parties and other liabilities, at fair value, at both December 31, 2016 and 2015.

We calculate our maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where we have also provided credit protection to the VIE with the VIE as the

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


referenced obligation, and (iii) other commitments and guarantees to the VIE. Interest holders in VIEs sponsored by us generally have recourse only to the assets and cash flows of the VIEs and do not have recourse to us, except in limited circumstances when we have provided a guarantee to the VIE's interest holders.

The following table presents total assets of unconsolidated VIEs in which we hold a variable interest, as well as our maximum exposure to loss associated with these VIEs:

                                                          Maximum Exposure to Loss
                                                        -----------------------------
                                              Total VIE On-Balance Off-Balance
(in millions)                                  Assets   Sheet/(a)/    Sheet    Total
-------------                                 --------- ---------- ----------- ------
December 31, 2016
   Real estate and investment entities/(c)/    $87,089    $  977      $133     $1,110
   Securitization vehicles                       2,114       530        --        530
                                               -------    ------      ----     ------
Total/(b)/                                     $89,203    $1,507      $133     $1,640
                                               =======    ======      ====     ======
December 31, 2015
   Real estate and investment entities/(c)/    $ 4,737    $  473      $ 51     $  524
   Securitization vehicles                       1,453       349        --        349
                                               -------    ------      ----     ------
Total                                          $ 6,190    $  822      $ 51     $  873
                                               =======    ======      ====     ======

(a)At December 31, 2016 and 2015, $977 million and $473 million, respectively, of our total unconsolidated VIE assets were recorded as other invested assets and $530 million and $349 million, respectively, were recorded as bonds available for sale.
(b)As discussed in Note 2, on January 1, 2016, we adopted accounting guidance that resulted in an increase in the number of our investment entities classified as VIEs.
(c)Comprised primarily of hedge funds and private equity funds.

Real Estate and Investment Entities

We participate as a passive investor in the equity issued by certain third party-managed hedge and private equity funds, and certain real estate entities that are VIEs managed by AIG Asset Management (US), LLC (AIG Investments), an affiliate. We are typically not involved in the design or establishment of these VIEs, nor do we actively participate in the management of the VIEs.

Securitization Vehicles

We created certain VIEs that hold investments, primarily investment-grade debt securities and commercial mortgage loans, and issued beneficial interests in these investments. We own the majority of these beneficial interests and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the entities that could potentially be significant to the entities. Accordingly, we consolidate these entities, and beneficial interests issued to third parties or affiliates by these entities are reported as notes payable. See Note 18 for additional information on capital commitments made to these entities by other affiliates.

Ambrose

During 2012, 2013 and 2014, we entered into securitization transactions that involved the transfer of portfolios of high grade corporate securities and structured securities acquired from AIG Parent, to newly formed special purpose entities (collectively referred to as the Ambrose entities), which are VIEs. For those Ambrose entities in which we own the majority of the beneficial interests issued by the Ambrose entities and we maintain the power to direct the activities of the VIEs that most significantly impact their economic performance and bear the obligation to absorb losses or receive benefits from the VIEs that could potentially be significant to the VIEs, we consolidate those Ambrose entities. See Note 18 for additional information on these securitization transactions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Selkirk

During 2013 and 2014, we entered into securitization transactions in which portfolios of our commercial mortgage loans were transferred to special purpose entities, with us retaining a significant beneficial interest in the securitized loans. As consideration for the transferred loans, we received beneficial interests in certain special purpose entities and cash proceeds from the securitized notes issued to third party investors by other special purpose entities. We determined that we control or we are the primary beneficiary of certain special purpose entities in the securitization structures, and therefore we consolidate these entities, including those that are VIEs.

RMBS, CMBS, Other ABS and CDOs

We are passive investors in RMBS, CMBS, other ABS and CDOs, the majority of which are issued by domestic special purpose entities. We generally do not sponsor or transfer assets to, or act as the servicer to these asset backed structures, and were not involved in the design of these entities.

Our maximum exposure in these types of structures is limited to our investment in securities issued by these entities. Based on the nature of our investments and our passive involvement in these types of structures, we have determined that we are not the primary beneficiary of these entities. We have not included these entities in the tables above; however, the fair values of our investments in these structures are reported in Note 3 and Note 4.

10. INSURANCE LIABILITIES

Future Policy Benefits

Future policy benefits primarily include reserves for life-contingent annuity payout contracts and are based on estimates of cost of future policy benefits. Included in future policy benefits are liabilities for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature.

Policyholder Contract Deposits

The liability for policyholder contract deposits is primarily recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest credited at rates ranging from 1.0 percent to 9.0 percent at December 31, 2016, less withdrawals and assessed fees). Deposits collected on investment-oriented products are not reflected as revenues, because they are recorded directly to policyholder contract deposits upon receipt. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues.

In addition to liabilities for fixed annuities, fixed options within variable annuities and annuities without life contingencies, policyholder contract deposits also include our liability for (a) certain guaranteed benefits and indexed features accounted for as embedded derivatives at fair value and
(b) annuities issued in a structured settlement arrangement with no life contingency. See Note 3 for discussion of the fair value measurement of embedded policy derivatives and Note 11 for additional discussions of guaranteed benefits accounted for as embedded derivatives.

11. VARIABLE ANNUITY CONTRACTS

We report variable contracts within the separate accounts when investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder and the separate account meets additional accounting criteria to qualify for separate account treatment. The assets supporting the variable portion of variable annuity contract that qualifies for separate account treatment are carried at fair value and reported as separate account assets, with an equivalent summary total reported as separate account liabilities.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Policy values for variable products and investment contracts are expressed in terms of investment units. Each unit is linked to an asset portfolio. The value of a unit increases or decreases based on the value of the linked asset portfolio. The current liability at any time is the sum of the current unit value of all investment units in the separate accounts, plus any liabilities for guaranteed minimum death benefits or guaranteed minimum withdrawal benefits included in future policy benefits or policyholder contract deposits, respectively.

Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue. Net investment income, net investment gains and losses, changes in fair value of assets, and policyholder account deposits and withdrawals related to separate accounts are excluded from the Consolidated Statements of Income, Comprehensive Income (Loss) and Cash Flows.

Variable annuity contracts may include certain contractually guaranteed benefits to the contract holder. These guaranteed features include guaranteed minimum death benefits (GMDB) that are payable in the event of death, and living benefits that are payable in the event of annuitization, or, in other instances, at specified dates during the accumulation period. Our living benefits include guaranteed minimum withdrawal benefits (GMWB). A variable annuity contract may include more than one type of guaranteed benefit feature; for example, it may have both a GMDB and a GMWB. However, a policyholder can only receive payout from one guaranteed feature on a contract containing a death benefit and a living benefit, because the features are mutually exclusive, so the exposure to the guaranteed amount for each feature is independent of the exposure from other features (except a surviving spouse who has a rider to potentially collect both a GMDB upon their spouse's death and a GMWB during their lifetime). A policyholder cannot purchase more than one living benefit on one contract. The net amount at risk for each feature is calculated irrespective of the existence of other features, and as a result, the net amount at risk for each feature is not additive to that of other features.

In addition, we record liabilities for assumed reinsurance of certain GMDB and GMWB features in variable annuity contracts issued by another insurer, under coinsurance and modified coinsurance agreements. Amounts related to guaranteed benefits shown below exclude such assumed reinsurance. See Note 6 for additional information on assumed reinsurance.

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                           December 31,
                                          ---------------
                      (in millions)        2016    2015
                      -------------       ------- -------
                      Equity funds        $24,206 $23,643
                      Bond funds            3,174   3,008
                      Balanced funds        4,435   4,191
                      Money market funds      459     491
                                          ------- -------
                      Total               $32,274 $31,333
                                          ======= =======

GMDB

Depending on the contract, the GMDB feature may provide a death benefit of either (a) total deposits made to the contract less any partial withdrawals plus a minimum return (and in rare instances, no minimum return) or (b) the highest contract value attained, typically on any anniversary date minus any subsequent withdrawals following the contract anniversary. GMDB is our most widely offered benefit.

The liabilities for GMDB, which are recorded in future policyholder benefits, represent the expected value of benefits in excess of the projected account value, with the excess recognized ratably over the accumulation period based on total expected assessments, through policyholder benefits. The net amount at risk for GMDB represents the amount of benefits in excess of account value if death claims were filed on all contracts on the balance sheet date.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the details concerning our GMDB exposures, excluding assumed reinsurance:

                                                      December 31,
                                              -----------------------------
                                                   2016           2015
                                              -------------- --------------
                                               Net Deposits   Net Deposits
                                              Plus a Minimum Plus a Minimum
    (dollars in millions)                         Return         Return
    ---------------------                     -------------- --------------
    Account value                                $ 56,946       $ 55,539
    Net amount at risk                                471            585
    Average attained age of contract holders           61             61
    Range of guaranteed minimum return rates      0% - 3%        0% - 3%

The following table presents a rollforward of the GMDB liabilities related to variable annuity contracts:

                                               Years Ended December 31,
                                               -----------------------
                   (in millions)               2016     2015    2014
                   -------------               ----     ----    ----
                   Balance, beginning of year  $17      $17       1
                      Reserve increase           2        2      19
                      Benefits paid             --       (2)     (3)
                                               ---      ---      --
                   Balance, end of year        $19      $17      17
                                               ===      ===      ==

Assumptions used to determine the GMDB liability include interest rates, which vary by year of issuance and products; mortality rates, which are based upon actual experience modified to allow for variations in policy form; lapse rates, which are based upon actual experience modified to allow for variations in policy form; investment returns, using assumptions from a randomly generated model; and asset growth assumptions, which include a reversion to the mean methodology, similar to that applied for DAC.

We regularly evaluate estimates used to determine the GMDB liability and adjust the liability balance, with a related charge or credit to policyholder benefits, if actual experience or other evidence suggests that earlier assumptions should be revised.

GMWB

Guaranteed benefit and equity index features, which are recorded in policyholder contract deposits, are bifurcated from the host contract and accounted for separately as embedded policy derivatives at fair value, with changes in fair value recognized in net realized capital gains (losses). These include GMWB and index annuities, which offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index.

Certain of our variable annuity contracts contain optional GMWB benefits. With a GMWB, the contract holder can monetize the excess of the guaranteed amount over the account value of the contract only through a series of withdrawals that do not exceed a specific percentage per year of the guaranteed amount. If, after the series of withdrawals, the account value is exhausted, the contract holder will receive a series of annuity payments equal to the remaining guaranteed amount, and, for lifetime GMWB products, the annuity payments continue as long as the covered person(s) is living.

The fair value of these embedded policy derivatives was a net liability of $165 million and $131 million at December 31, 2016 and 2015, respectively. We had account values subject to GMWB that totaled $3.2 billion and $3.6 billion at December 31, 2016 and 2015, respectively. The net amount at risk for GMWB represents the present value of minimum guaranteed withdrawal payments, in accordance with contract terms, in excess of account value, assuming no lapses. The net amount at risk related to the GMWB guarantees was $112 million and $89 million at December 31, 2016 and 2015, respectively. We use derivative instruments and other financial instruments to mitigate a portion of our exposure that arises from GMWB benefits.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


12. DEBT

Notes payable are carried at the principal amount borrowed, including unamortized discounts and fair value adjustments, when applicable, except for certain notes payable - to affiliates, for which we have elected the fair value option. The change in fair value of notes for which the fair value option has been elected is recorded in other income in the Consolidated Statements of Income. See Note 3 for discussion of fair value measurements.

The following table lists our total debt outstanding. The interest rates presented in the following table are the range of contractual rates in effect at December 31, 2016, including fixed and variable-rates:

                                                                                 Balance at December 31,
                                                           Range of     Maturity -----------------------
(in millions)                                          Interest Rate(s) Date(s)     2016        2015
-------------                                          ---------------- -------- ----------  ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs, at fair value    10.60%-12.44%     2060   $      183  $      143
                                                                                 ----------  ----------
Total notes payable - to affiliates                                                     183         143
                                                                                 ----------  ----------
Notes payable - to third parties:
   Notes payable of consolidated VIEs                     3.71%-3.91%     2060           50          50
                                                                                 ----------  ----------
Total notes payable - to third parties                                                   50          50
                                                                                 ----------  ----------
Total notes payable                                                              $      233  $      193
                                                                                 ==========  ==========

The following table presents maturities of long-term debt, including fair value adjustments, when applicable:

                                                                         Year Ending
December 31, 2016                                            -----------------------------------
(in millions)                                          Total 2017 2018 2019 2020 2021 Thereafter
-------------                                          ----- ---- ---- ---- ---- ---- ----------
Notes payable - to affiliates:
   Notes payable of consolidated VIEs, at fair value   $183  $--  $--  $--  $--  $--     $183
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable - to affiliates                     183   --   --   --   --   --      183
                                                       ----  ---  ---  ---  ---  ---     ----
Notes payable - to third parties:
   Notes payable of consolidated VIEs                    50   --   --   --   --   --       50
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable - to third parties                   50   --   --   --   --   --       50
                                                       ----  ---  ---  ---  ---  ---     ----
Total notes payable                                    $233  $--  $--  $--  $--  $--     $233
                                                       ====  ===  ===  ===  ===  ===     ====

FHLB Borrowings

Membership with the FHLB provides us with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity, or for other uses deemed appropriate by management. The purpose of our FHLB Advance Facility operational plan is to effectively utilize the FHLB facility to manage short-term cash management and/or liquidity needs. Pursuant to the plan, we may periodically obtain cash advances on a same-day basis, up to an internally approved limit. To provide adequate collateral for potential advances under the Advance Facility, we pledge securities to the FHLB. The fair value of all collateral pledged to secure advances from the FHLB included the value of our pledged FHLB common stock. Upon any event of default, the FHLB's recovery would generally be limited to the amount of our liability under advances borrowed.

Intercompany Loan Facility

On January 1, 2015, we and certain of our affiliates entered into a revolving loan facility with AIG Parent, pursuant to which we and each such affiliate can, on a several basis, borrow monies from AIG Parent (as lender) subject to the terms and conditions stated therein. Principal amounts borrowed under this facility may be repaid and re-borrowed, in whole or in part, from time to time, without penalty. However, the total aggregate amount of loans borrowed by all borrowers under the facility cannot exceed $500 million. The loan facility also sets forth individual borrowing limits for each borrower, with our maximum borrowing limit being $500 million.

At December 31, 2016, we had no outstanding balance under this facility.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


13. COMMITMENTS AND CONTINGENCIES

Commitments

Leases

We occupy leased space in many locations under various long-term leases, and have entered into various leases covering long-term use of data processing equipment.

The following table presents the future minimum lease payments under operating leases at December 31, 2016:

                       (in thousands)
                       --------------
                       2017                        $2,807
                       2018                         1,856
                       2019                         1,591
                       2020                         1,377
                       2021                           618
                       Remaining years after 2021     588
                                                   ------
                       Total                       $8,837
                                                   ======

Commitments to Fund Partnership Investments

In the normal course of business, we enter into commitments to invest in limited partnerships, private equity funds and hedge funds. These commitments totaled $246 million at December 31, 2016.

Mortgage Loan Commitments

We have $292 million and $48 million in commitments related to commercial and residential mortgage loans, respectively, at December 31, 2016.

Contingencies

Legal Matters

Various lawsuits against us have arisen in the ordinary course of business. Except as discussed below, we believe it is unlikely that contingent liabilities arising from litigation, income taxes and other matters will have a material adverse effect on our financial position, results of operations or cash flows.

We are currently defending a lawsuit filed in the Circuit Court of Kanawha County, West Virginia on November 12, 2009 by The West Virginia Investment Management Board and The West Virginia Consolidated Public Retirement Board (the WV Boards). The WV Boards assert damages in excess of $100 million. In November 2014, the West Virginia Supreme Court reversed the trial court's grant of summary judgment in our favor, and remanded the matter to the Business Court for further proceedings. The matter was arbitrated in March 2017 and a decision is expected by April 30, 2017.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments (GFA) when an assessment is probable and can be reasonably estimated. We estimate the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While we cannot predict the amount and timing of any future GFA, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. Our liability for these guaranty fund assessments was $5 million at December 31, for both 2016 and 2015, net of amounts recoverable through premium tax offsets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into our operations, practices and procedures, such as through financial examinations, subpoenas, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving us, we believe it is not likely that these regulatory examinations or inquiries will have a material adverse effect on our consolidated financial position, results of operations or cash flows.

14. EQUITY

Accumulated Other Comprehensive Income

The following table presents the components of accumulated other comprehensive income:

                                                                                     December 31,
                                                                                     ------------
(in millions)                                                                         2016   2015
-------------                                                                        -----  -----
Unrealized appreciation of fixed maturity and equity securities, available for sale  $ 934  $ 921
Net unrealized gains on other invested assets                                          172    256
Adjustments to DAC and deferred sales inducements                                      (51)  (106)
Shadow loss recognition                                                                (26)    --
Foreign currency translation adjustments                                                (7)    (8)
Deferred income tax                                                                   (150)  (155)
                                                                                     -----  -----
Accumulated other comprehensive income                                               $ 872  $ 908
                                                                                     =====  =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the other comprehensive income (loss) reclassification adjustments:

                                           Unrealized
                                         Depreciation of
                                         Fixed Maturity
                                         Investments on
                                          Which Other-
                                              Than-
                                            Temporary      Unrealized   Adjustments
                                             Credit       Appreciation  to DAC and  Unrealized    Foreign
                                           Impairments   (Depreciation)  Deferred    Insurance   Currency
                                              were        of All Other     Sales       Loss     Translation
(in millions)                              Recognized     Investments   Inducements Recognition Adjustments  Total
-------------                            --------------- -------------- ----------- ----------- ----------- -------
Year ended December 31, 2014
Unrealized change arising during period       $ 31          $   908        $ (84)      $(77)        $(4)    $   774
Less: Reclassification adjustments
  included in net income                        65               21           30         --          --         116
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    (34)             887         (114)       (77)         (4)        658
Less: Income tax expense (benefit)             (13)              33          (31)       (28)         (2)        (41)
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                   $(21)         $   854        $ (83)      $(49)        $(2)    $   699
                                              ====          =======        =====       ====         ===     =======
Year ended December 31, 2015
Unrealized change arising during period       $(12)         $(1,214)       $ 164       $ 84         $(2)    $  (980)
Less: Reclassification adjustments
  included in net income                        65               21           36         --          --         122
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    (77)          (1,235)         128         84          (2)     (1,102)
Less: Income tax expense (benefit)             (28)            (297)          46         30          (1)       (250)
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                   $(49)         $  (938)       $  82       $ 54         $(1)    $  (852)
                                              ====          =======        =====       ====         ===     =======
Year ended December 31, 2016
Unrealized change arising during period       $(29)         $   (39)       $  72       $(26)        $ 1     $   (21)
Less: Reclassification adjustments
  included in net income                        16              (13)          17         --          --          20
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), before income tax expense
  (benefit)                                    (45)             (26)          55        (26)          1         (41)
Less: Income tax expense (benefit)             (16)              (2)          21         (9)          1          (5)
                                              ----          -------        -----       ----         ---     -------
Total other comprehensive income
  (loss), net of income tax expense
  (benefit)                                   $(29)         $   (24)       $  34       $(17)        $--     $   (36)
                                              ====          =======        =====       ====         ===     =======

The following table presents the effect of the reclassification of significant items out of accumulated other comprehensive income on the respective line items in the Consolidated Statements of Income:

                                                                      Amount Reclassified from
                                                                        Accumulated Other
                                                                      Comprehensive Income            Affected
                                                                      ------------------------      Line Item in
                                                                          December 31,                  the
                                                                      ------------------------       Statements
(in millions)                                                         2016      2015    2014         of Income
-------------                                                         -------   ------  -----  --------------
Unrealized appreciation of fixed maturity investments on which other-                          Net realized
  than-temporary credit impairments were recognized                   $    16   $   65     65  capital gains (losses)
Unrealized appreciation (depreciation) of all other investments                                Net realized
                                                                                               capital gains
                                                                          (13)      21     21  (losses)
Adjustments to DAC and deferred sales inducements                                              Amortization
                                                                                               of deferred
                                                                                               policy
                                                                                               acquisition
                                                                           17       36     30  costs
                                                                      -------   ------  -----
   Total reclassifications for the period                             $    20   $  122    116
                                                                      =======   ======  =====

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

15. STATUTORY FINANCIAL DATA AND RESTRICTIONS

The following table presents our statutory net income and capital and surplus:

 (in millions)                                              2016   2015   2014
 -------------                                             ------ ------ ------
 Years Ended December 31,
 Statutory net income                                      $  758 $  757 $1,025

 At December 31,
 Statutory capital and surplus                             $2,388 $2,723
 Aggregate minimum required statutory capital and surplus     662    733

We file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. The principal differences between statutory financial statements and financial statements prepared in accordance with U.S. GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, investment impairments are determined in accordance with statutory accounting practices, assets and liabilities are presented net of reinsurance, policyholder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted. In addition, state insurance regulatory authorities have the right to permit specific practices that deviate from prescribed statutory practices.

The aggregate minimum required statutory capital and surplus is based on the greater of the Risk-based Capital (RBC) level that would trigger regulatory action or minimum requirements per state insurance regulation. At both December 31, 2016 and 2015, we exceeded the minimum required statutory capital and surplus requirements and all RBC minimum required levels.

Dividend Restrictions

Dividends that we may pay to the Parent in any year without prior approval of the Texas Department of Insurance (TDI) are limited by statute. The maximum amount of dividends in a twelve-month period, measured retrospectively from the date of payment, which can be paid over a rolling twelve-month period to shareholders of Texas domiciled insurance companies without obtaining the prior approval of the TDI is limited to the greater of: (1) 10 percent of the statutory surplus as regards to policyholders at the preceding December 31; or
(2) the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of unassigned surplus. Subject to the TDI requirements, the maximum dividend payout that may be made in 2017 without prior approval of the TDI is $641 million. Dividend payments in excess of positive retained earnings in 2014 and 2015 were classified and reported as a return of capital.

16. BENEFIT PLANS

Effective January 1, 2002, our employees participate in various benefit plans sponsored by AIG Parent, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the U.S. Plans). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

Effective January 1, 2016, the defined benefit plans were frozen by AIG. Consequently, these plans are closed to new participants and current participants no longer earn benefits. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG Parent and its subsidiaries.

AIG Parent sponsors several defined contribution plans for U.S. employees that provide for pre-tax salary reduction contributions by employees. The most significant plan is the AIG Incentive Savings Plan, for which the matching contribution is 100 percent of the first six percent of a participant's contributions, subject to the IRS-imposed limitations.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

Effective January 1, 2016, participants in the AIG Incentive Savings Plan receive an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service (IRS)-imposed limitations.

We are jointly and severally responsible with AIG Parent and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act (ERISA) qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the ERISA Plans). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including us. Accordingly, we are contingently liable for such obligations. We believe that the likelihood of payment under any of these plans is remote. Accordingly, we have not established any liability for such contingencies.

We also maintain a retirement plan for the benefit of our sales agents and managers. Investments in the plan consist of a deposit administration group annuity contract we issued. The liabilities and expenses associated with this plan were not material to our consolidated financial position and results of operations for the years presented.

17. INCOME TAXES

The following table presents the income tax expense (benefit) attributable to pre-tax income (loss):

                   Years Ended December 31,
                   (in millions)             2016  2015 2014
                   ------------------------  ----  ---- ----
                   Current                   $201  $243 $262
                   Deferred                   (57)   87  152
                                             ----  ---- ----
                   Total income tax expense  $144  $330 $414
                                             ====  ==== ====

The U.S. statutory income tax rate is 35 percent for 2016, 2015 and 2014. Actual income tax (benefit) expense differs from the statutory U.S. federal amount computed by applying the federal income tax rate, due to the following:

Years Ended December 31,
(in millions)                                                      2016  2015  2014
------------------------                                           ----  ----  ----
U.S federal income tax expense at statutory rate                   $231  $387  $491
Adjustments:
   Dividends received deduction                                     (42)  (39)  (10)
   Reclassifications from accumulated other comprehensive income    (28)  (25)   --
   State income tax                                                   8     7    (7)
   Capital loss carryover write-off                                  --     5   (29)
   Valuation allowance                                               --    --   (12)
   Other credits, taxes and settlements                             (25)   (5)  (19)
                                                                   ----  ----  ----
Total income tax expense                                           $144  $330  $414
                                                                   ====  ====  ====

Deferred tax assets and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The following table presents the components of the net deferred tax assets (liabilities):

Years Ended December 31,
(in millions)                                                               2016   2015
------------------------                                                   -----  -----
Deferred tax assets:
   Basis differences on investments                                        $ 586  $ 551
   Policy reserves                                                           109    162
   Fixed assets                                                              120     47
   Losses and tax credit carryforwards                                        66     68
   State deferred tax benefits                                                10     --
   Accrued expenses                                                           --     42
   Other                                                                       4     --
                                                                           -----  -----
Total deferred tax assets                                                    895    870
                                                                           -----  -----
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (404)  (462)
   Net unrealized gains on debt and equity securities available for sale    (367)  (338)
   Other                                                                      (5)    (1)
                                                                           -----  -----
Total deferred tax liabilities                                              (776)  (801)
                                                                           -----  -----
Net deferred tax asset before valuation allowance                            119     69
Valuation allowance                                                         (102)  (115)
                                                                           -----  -----
Net deferred tax asset (liability)                                         $  17  $ (46)
                                                                           =====  =====

The following table presents our tax losses and credit carryforwards on a tax return basis.

             December 31, 2016                   Tax    Expiration
             (in millions)                     Effected  Periods
             -----------------                 -------- ----------
             Foreign tax credit carryforwards    $52    2017-2024
             Business credit carryforwards        14    2027-2035
                                                 ---
             Total carryforwards                 $66
                                                 ===

We are included in the consolidated federal income tax return of our ultimate parent, AIG Parent. Under the tax sharing agreement with AIG Parent, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, tax credits or net capital losses are utilized on a consolidated basis, we will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

We calculate current and deferred state income taxes using the actual apportionment and statutory rates for states in which we are required to file on a separate basis. In states that have a unitary regime, AIG Parent accrues and pays the taxes owed and does not allocate the provision or cash settle the expense with the members of the unitary group. Unlike for federal income tax purposes, AIG Parent does not have state tax sharing agreements. AIG Parent has determined that because the unitary tax expense will never be borne by the subsidiaries, the state tax unitary liability is not included in this separate company expense.

Assessment of Deferred Tax Asset Valuation Allowance

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires us to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

Our framework for assessing the recoverability of deferred tax assets requires us to consider all available evidence, including:

..   the nature, frequency and severity of cumulative financial reporting losses in recent years;

..   the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

..   the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


.. prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

Estimates of future taxable income, including income generated from prudent and feasible actions and tax planning strategies, could change in the near term, perhaps materially, which may require us to consider any potential impact to our assessment of the recoverability of the deferred tax asset. Such potential impact could be material to our consolidated financial condition or results of operations for an individual reporting period.

At December 31, 2016, recent changes in market conditions, including interest rate fluctuations, impacted the unrealized tax losses in our available-for-sale portfolio, resulting in a decrease to the related deferred tax asset. The deferred tax asset relates to the unrealized losses for which the carryforward period has not yet begun, and as such, when assessing its recoverability, we consider our ability and intent to hold the underlying securities to recovery. As of December 31, 2016, based on all available evidence, we concluded that a valuation allowance should be established on a portion of the deferred tax asset related to unrealized losses that are not more-likely-than-not to be realized.

During 2016, we released $14 million of the valuation allowance to other comprehensive income. In 2015, we established $115 million of valuation allowance associated with unrealized tax losses, all of which was allocated to other comprehensive income.

Accounting For Uncertainty in Income Taxes

The following table presents a reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits, excluding interest and penalties:

                                                    Years Ended December 31,
                                                    ------------------------
(in millions)                                          2016        2015
-------------                                       ---------   -----------
Gross unrecognized tax benefits, beginning of year  $      34   $        28
   Increases in tax position for prior years               --             6
   Decreases in tax position for prior years              (15)           --
                                                    ---------   -----------
Gross unrecognized tax benefits, end of year        $      19   $        34
                                                    =========   ===========

At December 31, 2016 and 2015, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $19 million and $34 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2016 and 2015, we had accrued liabilities of $2 million and $6 million, respectively, for the payment of interest (net of the federal benefit) and penalties. In 2016, 2015 and 2014, we recognized income of $4 million, expense of $1 million and income of less than $1 million, respectively, for interest (net of the federal benefit) and penalties.

We regularly evaluate proposed adjustments by taxing authorities. At
December 31, 2016, such proposed adjustments would not have resulted in a material change to our consolidated financial condition, although it is possible that the effect could be material to our consolidated results of operations for an individual reporting period. Although it is reasonably possible that a change in the balance of unrecognized tax benefits may occur within the next twelve months, based on the information currently available, we do not expect any change to be material to our consolidated financial condition.

We are currently under IRS examination for the taxable years 2007 to 2010. Although the final outcome of possible issues raised in any future examination is uncertain, we believe that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. Taxable years 2001 to 2016 remain subject to examination by major tax jurisdictions.

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


18. RELATED PARTY TRANSACTIONS

Events Related to AIG Parent

AIG is subject to regulation by the Board of Governors of the Federal Reserve System (the Federal Reserve) as a systemically important financial institution
(SIFI) pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act. AIG is subject to regulation by the Federal Reserve as a savings and loan holding company.

On January 26, 2016, AIG announced several actions designed to create a leaner, more profitable and focused insurer. In the fourth quarter of 2016, AIG finalized its plan to reorganize its operating model into "modular," self-contained business units to enhance transparency and accountability. Additionally, AIG also introduced a Legacy Portfolio, which aims to maximize shareholder value, release capital related to certain run-off non-strategic assets and run-off insurance lines, and highlight progress on improving the return on equity of AIG's Core portfolio. AIG's Core Portfolio includes its Commercial Insurance and Consumer Insurance business, as well as Other Operations. Accordingly, AIG modified the presentation of its segment results in its 2016 Annual report on Form 10-K to reflect its new operating structure.

Additional information on AIG is publicly available in AIG Parent's regulatory filings with the U.S. Securities and Exchange Commission (SEC), which can be found at www.sec.gov. Information regarding AIG Parent as described herein is qualified by regulatory filings AIG Parent files from time to time with the SEC.

Operating Agreements

Pursuant to service and cost allocation agreements, we purchase administrative, investment management, accounting, marketing and data processing services from AIG Parent or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The amount incurred for such services was approximately $418 million in both 2016 and 2015 and $428 million in 2014.

American Home and National Union Guarantees

We have a General Guarantee Agreement with American Home Assurance Company (American Home), an indirect wholly owned subsidiary of AIG Parent. Pursuant to the terms of the agreement, American Home has unconditionally and irrevocably guaranteed insurance policies we issued between March 3, 2003 and December 29, 2006. American Home's audited statutory financial statements are filed with the SEC in our registration statements for variable products we issued that are subject to the Guarantee.

Other

We purchase or sell securities, at fair market value, to or from our affiliates in the ordinary course of business.

On September 27, 2016, we purchased securities from our affiliate American General Life Insurance Company, at fair market value, for total cash consideration of $508 million.

During 2016 and 2015, we transferred certain hedge fund and private equity investments at fair market value to American Home, in exchange for cash and marketable securities totaling $421 million and $74 million, respectively, as part of an initiative to improve asset-liability management in AIG's domestic life and property casualty insurance companies.

19. SUBSEQUENT EVENTS

We consider events or transactions that occur after the balance sheet date, but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional

THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

disclosures. We have evaluated subsequent events through April 24, 2017, the date the financial statements were issued.

During the first quarter of 2017, we purchased commercial mortgage loans at outstanding principal balance and private placement assets at fair market value from certain affiliated AIG domestic property casualty companies for $196 million and $219 million, respectively. We will true up the purchase price of the commercial mortgage loans to fair value based on underlying property appraisals and valuations when that information is available.

                        American Home Assurance Company
                                An AIG Company

                               NAIC Code: 19380

                     Statutory Basis Financial Statements
                       As of December 31, 2016 and 2015
           and for the years ended December 31, 2016, 2015 and 2014

[LOGO]

                        AMERICAN HOME ASSURANCE COMPANY

                     Statutory Basis Financial Statements

  As of December 31, 2016 and 2015 and for the years ended December 31, 2016,
                                 2015 and 2014

                               TABLE OF CONTENTS

         Report of Independent Auditors                                                3

         Statements of Admitted Assets                                                 4

         Statements of Liabilities, Capital and Surplus                                5

         Statements of Operations and Changes in Capital and Surplus                   6

         Statements of Cash Flows                                                      7

Note 1   Organization and Summary of Significant Statutory Basis Accounting Policies   8

Note 2   Accounting Adjustments to Statutory Basis Financial Statements               21

Note 3   Investments                                                                  24

Note 4   Fair Value of Financial Instruments                                          28

Note 5   Reserves for Losses and Loss Adjustment Expenses                             30

Note 6   Related Party Transactions                                                   33

Note 7   Reinsurance                                                                  41

Note 8   Income Taxes                                                                 43

Note 9   Capital and Surplus and Dividend Restrictions                                50

Note 10  Contingencies                                                                51

Note 11  Other Significant Matters                                                    54

Note 12  Subsequent Events                                                            56

                        Report of Independent Auditors

To the Board of Directors of American Home Assurance Company:

We have audited the accompanying statutory basis financial statements of American Home Assurance Company (the "Company"), which comprise the statements of admitted assets and liabilities, capital and surplus as of December 31, 2016 and 2015, and the related statements of operations and changes in capital and surplus and of cash flows for each of the three years in the period ended December 31, 2016.

Management's Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America described in Notes 1B and 1D, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2016 and 2015, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2016.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2016 and 2015, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2016, in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services, as described in Note 1B.

Emphasis of Matter

As discussed in Notes 1, 5, 6 and 7 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities. Our opinion is not modified with respect to this matter.

/s/ PricewaterhouseCoopers LLP
April 25, 2017

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

                         Statements of Admitted Assets

                                                                                     December 31, December 31,
                                                                                         2016         2015
                                                                                     ------------ ------------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2016 - $19,297; 2015 - $16,942)     $18,853      $16,339
   Common stocks, at carrying value adjusted for nonadmitted assets
   (cost: 2016 - $376; 2015 - $252)                                                        379          244
   Preferred stocks, at carrying value (cost: 2016 - $49; 2015- $34)                        49           34
   Other invested assets (cost: 2016 - $4,299; 2015 - $3,888)                            4,478        4,143
   Mortgage loans                                                                        1,895        1,185
   Derivative instruments                                                                   26           13
   Short-term investments, at amortized cost (approximates fair value)                      14           36
   Cash                                                                                    131           95
   Receivable for securities sold                                                           44            6
                                                                                       -------      -------
       Total cash and invested assets                                                  $25,869      $22,095
                                                                                       -------      -------
Investment income due and accrued                                                      $   211      $   140
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                        972          839
   Premiums and installments booked but deferred and not yet due                           418          289
   Accrued retrospective premiums                                                          595          586
High deductible policy receivables                                                          57           55
Reinsurance recoverable on paid losses                                                     339          338
Funds held by or deposited with reinsurers                                                 172          184
Current federal and foreign taxes recoverable                                               88           --
Net deferred tax assets                                                                    841          846
Equities in underwriting pools and associations                                             40           12
Receivables from parent, subsidiaries and affiliates                                        13          684
Other assets                                                                               143          117
Allowance for uncollectible accounts                                                       (74)         (82)
                                                                                       -------      -------
       Total admitted assets                                                           $29,684      $26,103
                                                                                       =======      =======

               See Notes to Statutory Basis Financial Statements


--------------------------------------------------------------------------------
4   STATEMENTS OF ADMITTED ASSETS - As of December 31, 2016 and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions, Except Share Information)
--------------------------------------------------------------------------------


                Statements of Liabilities, Capital and Surplus

                                                                                               December 31, December 31,
                                                                                                   2016         2015
                                                                                               ------------ ------------
Liabilities
Reserves for losses and loss adjustment expenses                                                 $12,210      $13,171
Unearned premium reserves                                                                          3,427        3,181
Commissions, premium taxes, and other expenses payable                                               213          238
Reinsurance payable on paid loss and loss adjustment expenses                                        285          205
Current federal taxes payable to parent                                                               --            5
Funds held by company under reinsurance treaties                                                   1,639        1,379
Provision for reinsurance                                                                             37           34
Ceded reinsurance premiums payable, net of ceding commissions                                      3,956          339
Collateral deposit liability                                                                         384          334
Payable for securities purchased                                                                      14            6
Payable to parent, subsidiaries and affiliates                                                       469          205
Borrowed money                                                                                       246           30
Other liabilities                                                                                    356          335
                                                                                                 -------      -------
Total liabilities                                                                                $23,236      $19,462
                                                                                                 -------      -------
Capital and Surplus
Common capital stock, $17 par value, 1,758,158 shares authorized, 1,695,054 shares issued and
  outstanding                                                                                    $    29      $    29
Capital in excess of par value                                                                     6,839        6,139
Unassigned surplus                                                                                  (939)         471
Special surplus funds from health insurance providers                                                 --            1
Special surplus funds from reinsurance                                                               519            1
                                                                                                 -------      -------
Total capital and surplus                                                                        $ 6,448      $ 6,641
                                                                                                 -------      -------
Total liabilities, capital and surplus                                                           $29,684      $26,103
                                                                                                 =======      =======

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
5   STATEMENTS OF LIABILITIES, CAPITAL and SURPLUS - As of December 31, 2016
    and 2015

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

          Statements of Operations and Changes in Capital and Surplus

                                                                                           For the Years
                                                                                        Ended December 31,
                                                                                     ------------------------
                                                                                       2016     2015    2014
                                                                                     -------  -------  ------
Statements of Operations
Underwriting income:
Premiums earned                                                                      $ 6,052  $ 5,495  $5,593
                                                                                     -------  -------  ------
Underwriting deductions:
   Losses incurred                                                                     5,212    3,940   3,416
   Loss adjustment expenses                                                              267    1,032     733
   Other underwriting expenses                                                         1,875    1,686   1,674
                                                                                     -------  -------  ------
Total underwriting deductions                                                          7,354    6,658   5,823
                                                                                     -------  -------  ------
Net underwriting loss                                                                 (1,302)  (1,163)   (230)
                                                                                     -------  -------  ------
Investment gain:
   Net investment income earned                                                        1,187    1,209   1,188
   Net realized capital losses (net of capital gains tax expense: 2016 - $61;
     2015 - $15; 2014 - $53)                                                            (106)    (107)   (161)
                                                                                     -------  -------  ------
Net investment gain                                                                    1,081    1,102   1,027
                                                                                     -------  -------  ------
Net loss from agents' or premium balances charged-off                                    (36)     (19)     (1)
Other (expense)/ income                                                                  (20)      (5)    (11)
                                                                                     -------  -------  ------
Income (loss) after capital gains taxes and before federal income taxes                 (277)     (85)    785
Federal and foreign income tax benefit                                                   (34)     (10)    (23)
                                                                                     -------  -------  ------
Net income (loss)                                                                    $  (243) $   (75) $  808
                                                                                     =======  =======  ======

Changes in Capital and Surplus
------------------------------
Capital and surplus, as of December 31, previous year                                $ 6,641  $ 7,248  $5,092
   Adjustment to beginning surplus (Note 2)                                               66      (27)     (6)
                                                                                     -------  -------  ------
Capital and surplus, as of January 1,                                                  6,707    7,221   5,086
   Other changes in capital and surplus:
       Net income (loss)                                                                (243)     (75)    808
       Change in net unrealized capital losses (net of capital gains tax
         expense (benefit): 2016 - ($16); 2015 - ($40); 2014 - $8)                       (48)    (179)    (47)
       Change in net deferred income tax                                                 118       81    (391)
       Change in nonadmitted assets                                                     (157)     (45)    731
       Change in provision for reinsurance                                                (3)      27      (3)
       Capital contribution                                                              700      776   1,315
       Change in par value of common stock                                                --       --       9
       Dividends to stockholder                                                         (600)  (1,200)   (384)
       Foreign exchange translation                                                       22       58     123
       Change in statutory contingency reserve                                           (44)     (22)     --
       Other surplus adjustments                                                          (4)      (1)      1
                                                                                     -------  -------  ------
   Total changes in capital and surplus                                                 (259)    (580)  2,162
                                                                                     -------  -------  ------
Capital and Surplus, as of December 31,                                              $ 6,448  $ 6,641  $7,248
                                                                                     =======  =======  ======

               See Notes to Statutory Basis Financial Statements

--------------------------------------------------------------------------------
6 STATEMENTS OF OPERATIONS and CHANGES IN CAPITAL AND SURPLUS - for the years ending December 31, 2016, 2015 and 2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                           Statements of Cash Flows

                                                                                    Years Ended
                                                                                   December 31,
                                                                             ------------------------
                                                                               2016    2015     2014
                                                                             -------  ------  -------
Cash from Operations
   Premiums collected, net of reinsurance                                    $ 6,477  $5,676  $ 5,588
   Net investment income                                                         974   1,051    1,008
   Miscellaneous income (expense)                                                 17     (27)     (94)
                                                                             -------  ------  -------
   Sub-total                                                                   7,468   6,700    6,502
                                                                             -------  ------  -------
   Benefit and loss related payments                                           2,750   3,912    3,768
   Commission and other expense paid                                           2,236   2,510    2,427
   Federal and foreign income taxes paid (recovered)                               9       1      (17)
                                                                             -------  ------  -------
   Net cash provided from operations                                           2,473     277      324
                                                                             -------  ------  -------
Cash from Investments
Proceeds from investments sold, matured, or repaid:
   Bonds                                                                       5,646   5,222    5,593
   Stocks                                                                         35     186       17
   Mortgage loans                                                                118     272       43
   Other investments                                                           1,026     304      388
                                                                             -------  ------  -------
   Total proceeds from investments sold, matured, or repaid                    6,825   5,984    6,041
                                                                             -------  ------  -------
Cost of investments acquired:
   Bonds                                                                       7,584   4,245    6,010
   Stocks                                                                         59     251      360
   Mortgage loans                                                                871     440      583
   Other investments                                                           1,035   1,827      897
                                                                             -------  ------  -------
   Total cost of investments acquired                                          9,549   6,763    7,850
                                                                             -------  ------  -------
   Net cash used in investing activities                                      (2,724)   (779)  (1,809)
                                                                             -------  ------  -------
Cash from Financing and Miscellaneous Sources
   Capital contributions                                                          --      --        1
   Dividends to stockholder                                                       --    (914)    (150)
   Borrowed funds received                                                       216      30       --
   Intercompany (payments) receipts                                              (61)    565    1,991
   Net deposit activity on deposit-type contracts and other insurance            (24)      1      (10)
   Equities in underwriting pools and associations                               (27)    118       95
   Collateral deposit liability receipts (payments)                               50      (5)     (75)
   Other receipts (payments)                                                     111     111     (134)
                                                                             -------  ------  -------
   Net cash provided from (used in) financing and miscellaneous activities       265     (94)   1,718
                                                                             -------  ------  -------
Net change in cash and short-term investments                                     14    (596)     233
Cash and short-term investments
                                                                             -------  ------  -------
   Beginning of year                                                             131     727      494
                                                                             -------  ------  -------
   End of year                                                               $   145  $  131  $   727
                                                                             =======  ======  =======

Refer to Note 11D for description of non-cash items.

               See Notes to Statutory Basis Financial Statements


--------------------------------------------------------------------------------
7   STATEMENT OF CASH FLOW - for the years ended December 31, 2016, 2015 and
    2014

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

1. Organization and Summary of Significant Statutory Basis Accounting Policies
--------------------------------------------------------------------------------

A. Basis of Organization and Presentation
--------------------------------------------------------------------------------

Organization
--------------------------------------------------------------------------------

American Home Assurance Company ("the Company" or "American Home") is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc. ("AIG PC US"), a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. ("AIG PC"), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the "Ultimate Parent" or "AIG"). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial (casualty, property, specialty and financial liability) and consumer (accident & health and personal lines) insurance both domestically and abroad.

The Company is party to an inter-company pooling agreement (the "Combined Pooling Agreement"), among the twelve companies listed below, collectively named the Combined Pool. Effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. The member companies of the Combined Pool, their National Association of Insurance Commissioners ("NAIC") company codes, inter-company pooling percentages under the Combined Pooling Agreement, and states of domicile are as follows:

                                                                                NAIC     2016 Pool  2015 Pool    State of
Company                                                                     Company Code Percentage Percentage   Domicile
--------------------------------------------------------------------------- ------------ ---------- ---------- ----------
National Union Fire Insurance Company of Pittsburgh, Pa. (National Union)*     19445         30%        30%    Pennsylvania
American Home Assurance Company (American Home)                                19380         35%        30%      New York
Lexington Insurance Company (Lexington)                                        19437         30%        30%      Delaware
AIG Property Casualty Company (APCC)                                           19402          5%         5%    Pennsylvania
Commerce and Industry Insurance Company (C&I)                                  19410          0%         5%      New York
The Insurance Company of the State of Pennsylvania (ISOP)                      19429          0%         0%     Illinois**
New Hampshire Insurance Company (New Hampshire)                                23841          0%         0%      Illinois
AIG Specialty Insurance Company (Specialty)                                    26883          0%         0%      Illinois
AIG Assurance Company (Assurance)                                              40258          0%         0%     Illinois**
Granite State Insurance Company (Granite)                                      23809          0%         0%      Illinois
Illinois National Insurance Co. (Illinois National)                            23817          0%         0%      Illinois
AIU Insurance Company (AIU)                                                    19399          0%         0%      New York

*  Lead Company of the Combined Pool
** Companies were redomesticated to Illinois in 2016 from Pennsylvania in 2015.

Refer to Note 6 for additional information on the Combined Pool and the effects of the changes in the intercompany pooling arrangements (the "2016 Pooling Restructure Transaction") and Note 12 regarding changes in the pooling participation percentage effective January 1, 2017. The Company increased its participation percentage from 30% to 35% as a result of the 2016 Pooling Restructure Transaction.

The Company accepts commercial business primarily through a network of independent retail and wholesale brokers and through an independent agency networks. In addition, the Company accepts consumer business primarily through agents and brokers, as well as through direct marketing, partner organizations and the internet. There were no Managing Agents or Third party administrators who placed direct written premium with the Company in an amount exceeding more than 5.0 percent of surplus of the Company for the years ending December 31, 2016, 2015, and 2014.

--------------------------------------------------------------------------------
8 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company is diversified in terms of classes of its business, distribution network and geographic locations. The Company has direct written premium concentrations of 5.0 percent or more in the following locations:

State/ Location                                                                  2016 2015  2014
-------------------------------------------------------------------------------  ---- ---- -----
New York                                                                         $97  $ 47 $  28
United Arab Emirates****                                                          88   141    --
Florida                                                                           78    81    70
California***                                                                     70    --    --
Texas***                                                                          48    --    --
Indiana**                                                                         --    43    --
Foreign - Japan*                                                                  --    --  (444)

* 2014 includes the impact of a ($726) reserve transfer due to the 2014 Japan Branch Conversion which was presented as negative written premium in accordance with statutory presentation requirements (refer to Note 6D for more information)
**   Indiana is below 5% in 2016 & 2014
***  California & Texas were below 5% in 2015 & 2014
**** United Arab Emirates was below 5% in 2014

Basis of Presentation
--------------------------------------------------------------------------------

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY SAP"). Certain balances relating to prior periods have been reclassified to conform to the current year's presentation.

Additionally, the financial statements include the Company's U.S. operations, its Japan, Dubai, Caribbean, Jamaica and Argentina branch operations and its participation in the American International Overseas Association (the "Association"), as described in Note 6.

The Company's financial information as of and for the years ended December 31, 2016, 2015 and 2014 have been presented in accordance with the terms of the Combined Pooling Agreement. Refer to Note 6 for additional information regarding the changes in the pooling percentages.

B. Permitted and Prescribed Practices
--------------------------------------------------------------------------------

NY SAP recognizes only statutory accounting practices prescribed or permitted by the New York State Department of Financial Services ("NY DFS") for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the New York Insurance Code. The NAIC Statutory Accounting Principles included within the Accounting Practices and Procedures Manual ("NAIC SAP") have been adopted as a component of prescribed practices by the NY DFS. The Superintendent of the NY DFS (the "Superintendent") has the right to permit other specific practices that differ from prescribed practices.

NY SAP has prescribed the practice of discounting workers' compensation known case loss reserves on a non-tabular basis. This practice is not prescribed under NAIC SAP.

Accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania ("PA SAP") has prescribed the availability of certain offsets in the calculation of the Provision for reinsurance, which offsets are not prescribed under NAIC SAP. The Company has received approval to reflect the transfer of the collection risk on certain of the Company's asbestos related reinsurance recoverable balances, to an authorized third party reinsurer, as another form of collateral acceptable to the commissioner with respect to the reinsurance recoverable balance from the original reinsurer.

In 2016 and 2014, the Company received a permitted practice to present the consideration received in relation to loss reserves transferred other than via commutation as part of the updated and amended Combined Pooling Agreement transaction within paid losses rather than as premiums written and earned. The classification change has no effect on net income or surplus.

A similar permitted practice was received by the Company with respect to the presentation of consideration paid to Eaglestone Reinsurance Company ("Eaglestone") for loss portfolio transfers ("LPT") executed in 2015 and 2014.

--------------------------------------------------------------------------------
9 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

As of and for the year ended December 31, 2016, the accompanying financial statements reflect the application of a permitted practice to recognize the effects of a retroactive aggregate excess of loss reinsurance agreement (the "ADC" or "Adverse Development Cover") entered into in January 2017 with National Indemnity Company ("NICO"), a subsidiary of Berkshire Hathaway,
Inc. In addition, the Company applied a permitted practice to record the impact of the ADC as prospective reinsurance in its December 31, 2016 financial statements. The ADC is more fully described in Note 12 herein. The permitted practice also allowed the Company to reflect the consideration as paid losses rather than a reduction in premiums earned. The surplus gain associated with the ADC has been reported in a segregated surplus account and does not form part of the Company's unassigned surplus, subject to the applicable dividend restrictions; such amounts must be restricted in surplus until such time as payments received by NICO exceed premiums paid for the retrocession.

The use of the aforementioned permitted and prescribed practices has not affected the Company's ability to comply with the NAIC's RBC and surplus requirements for the 2016 and 2015 reporting periods.

A reconciliation of the net income and capital and surplus between NAIC SAP and practices prescribed or permitted by NY SAP is shown below:

                                                                                     SSAP # FS Ref  2016    2015    2014
                                                                                     ------ ------ ------  ------  ------
Net income (loss), NY SAP                                                                          $ (243) $  (75) $  808
State prescribed or permitted practices - addition (charge):
   Change in non-tabular discounting                                                  65      (a)     147      77      40
   Adverse Development Cover                                                          62R     (a)    (514)     --      --
   Present the consideration received/paid in relation to the loss reserves within
     paid losses                                                                      62R     (b)      --      --      --
                                                                                                   ------  ------  ------
Net income (loss), NAIC SAP                                                                        $ (610) $    2  $  848
                                                                                                   ------  ------  ------
Statutory surplus, NY SAP                                                                          $6,448  $6,641  $7,248
State prescribed or permitted practices--addition (charge):
   Non-tabular discounting                                                            65      (a)    (159)   (306)   (383)
   Credits for reinsurance                                                            62R     (c)      --      (4)    (40)
   Credits for collection risk on certain asbestos reinsurance recoveries             62R     (c)     (58)    (41)    (81)
   Adverse Development Cover                                                          62R     (d)    (514)     --      --
   Present the consideration received/paid in relation to the loss reserves within
     paid losses                                                                      62R     (b)      --      --      --
                                                                                                   ------  ------  ------
Statutory surplus, NAIC SAP                                                                        $5,717  $6,290  $6,744
                                                                                                   ------  ------  ------

(a)Impacts Reserves for losses and Loss adjustment expenses within the Statements of Liabilities, Capital and Surplus and Losses incurred within the Statements of Operations and Changes in Capital and Surplus.
(b)Impacts Losses incurred and Premiums earned within the Statements of Operations and Changes in Capital and Surplus.
(c)Impacts Provision for reinsurance within the Statements of Liabilities, Capital and Surplus and the Change in provision for reinsurance within the Statements of Operations and Changes in Capital and Surplus.
(d)Impacts Segregated Surplus within the Statements of Liabilities, Capital and Surplus

C. Use of Estimates in the Preparation of the Financial Statements
--------------------------------------------------------------------------------

The preparation of statutory financial statements in accordance with NY SAP requires the application of accounting policies that often involve a significant degree of judgment. The Company's accounting policies that are most dependent on the application of estimates and assumptions are considered critical accounting estimates and are related to the determination of:

.. Reserves for losses and loss adjustment expenses ("LAE") including estimates and recoverability of the related reinsurance assets;

..  Legal contingencies;

..  Other than temporary impairment ("OTTI") losses on investments;

.. Fair value of certain financial assets, impacting those investments measured at fair value in the Statements of Admitted Assets and Liabilities, Capital and Surplus, as well as unrealized gains (losses) included in capital and surplus; and

.. Income tax assets and liabilities, including the recoverability and admissibility of net deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize the net deferred tax asset.

--------------------------------------------------------------------------------
10 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

These accounting estimates require the use of assumptions about matters, including some that are highly uncertain at the time of estimation. It is reasonably possible that actual experience may materially differ from the assumptions used and therefore the Company's statutory financial condition, results of operations and cash flows could be materially affected.

D. Accounting Policy Differences
--------------------------------------------------------------------------------

NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("US GAAP"). NAIC SAP varies from US GAAP in certain respects, including:

-----------------------------------------------------------------------------------------------------------------
           Transactions                      NAIC SAP Treatment                      US GAAP Treatment
-----------------------------------------------------------------------------------------------------------------
Policy Acquisition Costs            Costs are immediately expensed and     Costs directly related to the
Principally brokerage commissions   are included in Other Underwriting     successful acquisition of new or
and premium taxes arising from the  Expenses, except for reinsurance       renewal insurance contracts are
issuance of insurance contracts.    ceding commissions received in excess  deferred and amortized over the term of the cost to acquire business which  of the related insurance coverage.
                                    are recognized as a deferred
                                    liability and amortized over the
                                    period of the reinsurance agreement.
-----------------------------------------------------------------------------------------------------------------
Unearned Premiums, Unpaid           Presented net of reinsurance           Presented gross of reinsurance with
Losses and Loss Expense             recoverable.                           corresponding reinsurance recoverable
Liabilities                                                                assets for ceded unearned premiums
                                                                           and reinsurance recoverable on unpaid
                                                                           losses, respectively.
-----------------------------------------------------------------------------------------------------------------
Retroactive reinsurance contracts   Gains and losses are recognized in     Gains are deferred and amortized over
                                    earnings immediately and surplus is    the settlement period of the ceded
                                    segregated to the extent pretax gains  claim recoveries. Losses are
                                    are recognized. Certain retroactive    immediately recognized in the
                                    affiliate or related party             Statements of Operations.
                                    reinsurance contracts are accounted
                                    for as prospective reinsurance if
                                    there is no gain in surplus as a
                                    result of the transaction.
-----------------------------------------------------------------------------------------------------------------
Investments in Bonds held as:       Investment grade securities (rated by  All available for sale investments
                                    NAIC as class 1 or 2) are carried at   are carried at fair value with
1)available for sale                amortized cost. Non-investment grade   changes in fair value, net of
                                    securities (NAIC rated 3 to 6) are     applicable taxes, reported in
2)fair value option                 carried at the lower of amortized      accumulated other comprehensive
                                    cost and fair value.                   income within shareholder's equity.

                                                                           Fair value option investments are
                                                                           carried at fair value with changes in
                                                                           fair value, net of applicable
                                                                           projected income taxes, reported in
                                                                           net investment income.
-----------------------------------------------------------------------------------------------------------------

Investments in Equity Securities    Carried at fair value with unrealized  Same treatment as available for sale
classified as:                      gains and losses reported, net of      investments in bonds.
                                    applicable taxes, in the Statement of
1)available for sale                Changes in Capital and Surplus.        Same treatment as fair value option
                                                                           investments in bonds.
2)fair value option
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
11 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
           Transactions                      NAIC SAP Treatment                      US GAAP Treatment
-----------------------------------------------------------------------------------------------------------------
Investments in Limited              Carried at the underlying US GAAP      If aggregate interests allow the
Partnerships, Hedge Funds and       equity with results from the           holding entity to exercise more than
Private Equity Interests            investment's operations recorded, net  minor influence (typically more than
                                    of applicable taxes, as Unrealized     3%), the investment is carried at Net
                                    gains (losses) directly in the         Asset Value ("NAV") with changes in
                                    Statements of Changes in Capital and   value recorded to net investment
                                    Surplus.                               income.

                                                                           Where the aggregate interests allow
                                                                           the entity to exercise only minor
                                                                           influence (typically less than 3%),
                                                                           the investment is recorded at NAV
                                                                           with changes in value recorded, net
                                                                           of tax, as a component of accumulated
                                                                           other comprehensive income in
                                                                           shareholder's equity.
-----------------------------------------------------------------------------------------------------------------
Investments in Subsidiary,          Subsidiaries are not consolidated.     Consolidation is required when there
Controlled and Affiliated Entities                                         is a determination that the
(SCAs)                              The equity investment in SCAs are      affiliated entity is a variable
                                    accounted for under the equity method  interest entity ("VIE") and the
                                    and recorded as Common stock           entity has a variable interest and
                                    investments. Dividends are recorded    the power to direct the activities of
                                    within Net Investment Income.          the VIE. The VIE assessment would
                                                                           consider various factors including
                                                                           limited partnership (LP) status and
                                                                           inherent rights of equity investors.

                                                                           Investments in SCAs that are voting
                                                                           interest entities (VOE) with majority
                                                                           voting rights are generally
                                                                           consolidated.

                                                                           Investments in SCAs where the holding
                                                                           entity exercises significant
                                                                           influence (generally ownership of>3%
                                                                           voting interests for LPs and similar
                                                                           entities and between 20 percent and
                                                                           50 percent for other entities) are
                                                                           recorded at equity value. The change
                                                                           in equity is included within
                                                                           operating income.
-----------------------------------------------------------------------------------------------------------------
Structured Settlements              Structured settlement annuities where  For structured settlements in which the claimant is the payee are treated  the reporting entity has not been
                                    as completed transactions (thereby     legally released from its obligation
                                    allowing for immediate gain            with the claimant (i.e. the reporting
                                    recognition), regardless of whether    entity remains the primary obligor),
                                    the reporting entity is the owner of   resulting gains are deferred and
                                    the annuity, subject to credit         amounts expected to be recovered from
                                    exposure in certain circumstances.     such annuities are recorded as assets.
-----------------------------------------------------------------------------------------------------------------
Statement of Cash Flows             Statutory Statements of Cash Flows     The Statements of Cash Flows can be
                                    must be presented using the direct     presented using the direct or
                                    method. Changes in cash, cash          indirect methods, however are
                                    equivalents, and short-term            typically presented using the
                                    investments and certain sources of     indirect method. Presentation is
                                    cash are excluded from operational     limited to changes in cash and cash
                                    cash flows. Non-cash items are         equivalents (short-term investments
                                    required to be excluded in the         are excluded). All non-cash items are
                                    statement of cash flows and should be  excluded from the presentation of
                                    disclosed accordingly.                 cash flows.
-----------------------------------------------------------------------------------------------------------------
Deferred Federal Income Taxes       Deferred income taxes are established  The provision for deferred income for the temporary differences between  taxes is recorded as a component of
                                    tax and book assets and liabilities,   income tax expense, as a component of
                                    subject to limitations on              the Statement of Operations, except
                                    admissibility of tax assets.           for changes associated with items
                                                                           that are included within other
                                    Changes in deferred income taxes are   comprehensive income where such items
                                    recorded within capital and surplus    are recorded net of applicable income
                                    and have no impact on the Statement    taxes.
                                    of Operations.

--------------------------------------------------------------------------------
12 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
            Transactions                       NAIC SAP Treatment                      US GAAP Treatment
-------------------------------------------------------------------------------------------------------------------
Statutory Adjustments                 Certain asset balances are designated  All assets and liabilities are
(applied to certain assets including  as nonadmitted, are excluded from the  included in the financial statements.
goodwill, furniture and equipment,    Statement of Admitted Assets and are   Provisions for uncollectible
deferred taxes in excess of           reflected as deductions from capital   receivables are established as
limitations, prepaid expenses,        and surplus.                           valuation allowances and are
overdue receivable balances and                                              recognized as expense within the
unsecured reinsurance amounts)        A Provision for reinsurance is         Statement of Operations.
                                      established for unsecured reinsurance
                                      amounts recoverable from unauthorized
                                      and certain authorized reinsurers
                                      with a corresponding reduction to
                                      Unassigned surplus.

The effects on the financial statements of the variances between NAIC SAP and US GAAP, although not reasonably determinable, are presumed to be material.

--------------------------------------------------------------------------------
E. Significant Statutory Accounting Policies
--------------------------------------------------------------------------------

Premiums
--------------------------------------------------------------------------------

Premiums for insurance and reinsurance contracts are recorded as gross premiums written on the inception date of the policy. Premiums are earned primarily on a pro-rata basis over the term of the related insurance coverage. Extended reporting endorsements are reflected as premiums written and are earned on a pro-rata basis over the stated term of the endorsement unless the term of the endorsement is indefinite in which case premiums are fully earned at inception of the endorsement along with the recognition of associated loss and LAE.

Unearned premium reserves are established on an individual policy basis, reflecting the terms and conditions of the coverage being provided. Unearned premium reserves include the portion of premiums written relating to the unexpired terms of coverage as of the date of the financial statements. For policies with coverage periods equal to or greater than thirteen months and generally not subject to cancellation or modification by the Company, premiums are earned using a prescribed percentage of completion method.

Reinsurance premiums under a reinsurance contract are typically earned over the same period as the underlying policies, or risks, covered by the contracts. As a result, the earnings pattern of a reinsurance contract generally written for a 12-month term may extend up to 24 months, reflecting the inception dates of the underlying attaching policies throughout the 12-month period of the reinsurance contract. Reinsurance premiums ceded are recognized as a reduction in revenues over the period reinsurance coverage is provided.

Insurance premiums billed and outstanding for 90 days or more are nonadmitted and deducted from Unassigned surplus.

Premiums for retrospectively rated contracts are initially recorded based on the expected loss experience, based upon historical ratios of retrospectively rated loss development and are earned on a pro-rata basis over the term of the related insurance coverage. Additional or returned premium is recorded if the estimated loss experience differs from the initial estimate and is immediately recognized in earned premium. The Company records accrued retrospectively rated premiums as written premiums. Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date.

Gross written premiums net of ceded written premiums ("Net written premiums") that were subject to retrospective rating features as of December 31, 2016, 2015 and 2014 were as follows:

Years ended December 31,                                        2016  2015  2014
------------------------                                        ----  ----  ----
Net written premiums subject to retrospectively rated premiums  $ 72  $ 83  $112
Percentage of total net written premiums                         1.1%  1.5%  2.1%
                                                                ====  ====  ====

--------------------------------------------------------------------------------
13 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, the admitted portion of accrued premiums related to the Company's retrospectively rated contracts were $595 and $586, respectively, which will be billed in future periods based primarily on the payment of the underlying expected losses and LAE. Unsecured amounts associated with these accrued retrospective premiums were $62 and $80 as of December 31, 2016 and 2015, respectively. Ten percent of the amount of accrued retrospective premiums receivable not offset by retrospective return premiums or other liabilities to the same party, other than loss and LAE reserves, or collateral (collectively referred to as the unsecured amount) have been nonadmitted in the amount of $13 and $14 as of December 31, 2016 and 2015, respectively.

The Company establishes loss reserves for high deductible policies net of the insured's contractual deductible (such deductibles are referred to as "reserve credits"). The Company establishes a nonadmitted asset for ten percent of paid losses recoverable in excess of collateral held on an individual insured basis, or for one hundred percent of paid losses recoverable where no collateral is held and amounts are outstanding for more than ninety days. Additionally, the Company establishes an allowance for doubtful accounts for such paid losses recoverable in excess of collateral and after nonadmitted assets. Similarly, the Company does not recognize reserve credit offsets to its estimate of loss reserves where such credits are deemed uncollectible, as the Company ultimately bears credit risk on the underlying policies' insurance obligations. As of December 31, 2016 and 2015, the amounts of offsetting reserve credits on unpaid claims, recoverable on paid claims and nonadmitted balances were:

December 31,                       2016   2015
------------                      ------ ------
Reserve credits on unpaid claims  $4,468 $3,747
Recoverable on paid claims            72     74
Nonadmitted balance                   15     19
                                  ====== ======

Deposit Accounting
--------------------------------------------------------------------------------

Direct insurance transactions where management determines there is insufficient insurance risk transfer are recorded as deposits unless the policy was issued
(i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self-insurance, or
(iii) in compliance with filed forms, rates and/or rating plans.

Assumed and ceded reinsurance contracts which do not transfer a sufficient amount of insurance risk are recorded as deposits with the net consideration paid or received recognized as a deposit asset or liability, respectively. Deposit assets are admitted if (i) the assuming company is licensed, accredited or qualified by the PA DOI, or (ii) the collateral (i.e., funds withheld, letters of credit or trusts) provided by the reinsurer meets all the requirements of the NY SAP, as applicable. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations.

Deposit assets are recorded to Other assets within the Statements of Admitted Assets, refer to Note 11A. Deposit liabilities and deposit liabilities - funds held are recorded to Other liabilities within the Statements of Liabilities, Capital and Surplus, refer to Note 11B.

Premium Deficiency
--------------------------------------------------------------------------------

The Company periodically reviews its expected ultimate losses with respect to its unearned premium reserves. A premium deficiency loss and related liability is established if the unearned premium reserves and related future investment income are collectively not sufficient to cover the expected ultimate loss projection. As of December 31, 2016 and 2015, the Company did not incur any premium deficiency losses.

Retroactive Reinsurance
--------------------------------------------------------------------------------

Transactions involving the transfer of loss and LAE reserves associated with loss events that occurred prior to the effective date of the transfer are recorded as retroactive reinsurance and reported separately from Reserves for losses and loss adjustment expenses in the Statements of Liabilities, Capital and Surplus. Initial pre-tax gains or losses are recorded in Other Income within the Statements of Operations and Changes in Capital and Surplus with surplus gains recorded as Special surplus funds from retroactive reinsurance which is a component of Capital and surplus that is restricted from dividend payment. Amounts recorded in Special surplus funds from retroactive reinsurance are considered to be earned surplus (i.e., transferred to Unassigned surplus) only when, and to the extent that, cash recoveries from the assuming entity exceed the consideration paid by as respects such retroactive reinsurance transaction. Special surplus funds from retroactive reinsurance are maintained separately for each respective retroactive reinsurance agreement; Special surplus from retroactive reinsurance account write-in entry on the balance sheet is adjusted, upward or downward, to reflect any subsequent increase or reduction in reserves ceded. For each agreement, the reduction in the special surplus funds is limited to the lesser of amounts recovered by the Company in excess of consideration paid or the surplus gain in relation to such agreement.

--------------------------------------------------------------------------------
14 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

To the extent that the transfer of loss and LAE reserves is between affiliated entities and neither entity records a gain or loss, the transaction is accounted for as prospective reinsurance.

Insurance Related Acquisition Costs
--------------------------------------------------------------------------------

Commissions, premium taxes, and certain underwriting costs are expensed as incurred and are included in Other underwriting expenses. The Company records an unearned ceding commission accrual equal to the excess of the ceding commissions received from reinsurers compared to the acquisition cost of the business ceded. This amount is amortized as an increase to income over the effective period of the reinsurance agreement in proportion to the amount of insurance coverage provided.

Provisions for Allowances and Unauthorized or Overdue Reinsurance
--------------------------------------------------------------------------------

The recoverability of certain assets, including insurance receivables with counterparties, is reviewed periodically by management. Amounts deemed uncollectible are reduced, with the required statutory basis provision for reinsurance deducted from surplus and reflected as the Provision for reinsurance liability. Various factors are taken into consideration when assessing the recoverability of these asset balances including: the age of the related amounts due and the nature of the unpaid balance; disputed balances, historical recovery rates and any significant decline in the credit standing of the counterparty. PA SAP is applied in the determination of the Company's Provision for reinsurance.

Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

Reserves for case, IBNR and LAE losses are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated based on available information, and any resulting adjustments are recorded in the current period. Accordingly, newly established reserves for losses and LAE, or subsequent changes, are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsurance policy based upon the terms of the underlying contract. See Note 5 for further discussion of policies and methodologies for estimating the liabilities and losses.

Workers' compensation reserves are discounted in accordance with NY DFS statutes; see Note 5 for further details.

Structured Settlements
--------------------------------------------------------------------------------

In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity by the Company, generally from life insurers, to fund future claim obligations. In the event the life insurers providing the annuity do not meet their obligations, the Company would, in certain cases, become liable for the payments of benefits. As of December 31, 2016 there were no incurred losses, there has been no default by any of the participating life insurers and the Company has not reduced its loss reserves for any annuities purchased where it is both the owner and the payee. Management believes that based on the financial strength of the life insurers involved (mostly affiliates) the likelihood of the Company becoming liable, or incurring an incremental loss, is remote.

The estimated loss reserves eliminated by such structured settlement annuities and the unrecorded loss contingencies were $1,335 as of December 31, 2016.

As of December 31, 2016, the Company had annuities with aggregate statement values in excess of one percent of its policyholders' surplus with life insurer affiliates as follows:

                                                                                    Licensed in
Life Insurance Company                                            State of Domicile  New York   Statement Value
----------------------                                            ----------------- ----------- ---------------
The United States Life Insurance Company in the City of New York      New York          Yes          $837
American General Life Insurance Company of Delaware                   Delaware          No            281
American General Life Insurance Company                                Texas            No            159

--------------------------------------------------------------------------------
15 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

Assets and liabilities recorded at fair value are measured and classified in accordance with a fair value hierarchy consisting of three 'levels' based upon the observability of inputs available in the marketplace as discussed below:

..  Level 1: Fair value measurements that are based upon quoted prices
   (unadjusted) in active markets that we have the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The quoted price for such instruments is not subject to adjustment.

.. Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

.. Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. The circumstances for using these measurements include those in which there is little, if any, market activity for the asset or liability. Therefore, we must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Company's policy is to recognize transfers in and out at the end of the reporting period, consistent with the date of the determination of fair value. The valuation methods and assumptions used in estimating the fair values of financial instruments are as follows:

.. The fair values of bonds, mortgage loans, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchanges, brokers or custodians or the NAIC Capital Markets and Investment Analysis Office ("NAIC IAO").

.. The fair value of derivatives are determined using quoted prices in active markets and other market evidence whenever possible, including market-based updates, broker or dealer quotations or alternative pricing sources.

.. The carrying value of all other financial instruments approximates fair value.

Cash Equivalents and Short Term Investments
--------------------------------------------------------------------------------

Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase are classified as short-term investments. Short-term investments are carried at amortized cost which approximates fair value.

--------------------------------------------------------------------------------
16 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Bonds (including Loan Backed and Structured Securities)
--------------------------------------------------------------------------------

Loan-backed and structured securities ("LBaSS") include residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), and asset-backed securities ("ABS"), pass-through securities, lease-backed securities, equipment trust certificates, loan-backed securities issued by special purpose corporations or trusts, and securities where there is not direct recourse to the issuer.

Bonds and LBaSS with an NAIC IAO designation of "1" or "2" (considered to be investment grade) are carried at amortized cost. Bonds and LBaSS with an NAIC designation of "3", "4", "5", "5*", "6" or "6*" (considered to be non-investment grade) are carried at the lower of amortized cost or fair value. LBaSS fair values are primarily determined using independent pricing services and broker quotes. Bonds and LBaSS that have not been filed and have not received a designation in over a year, from the NAIC IAO, are assigned a 6* designation and carried at zero, with unrealized losses charged to surplus. Bond and LBaSS securities that have been filed and received a 6* designation can carry a value greater than zero. Bond and LBaSS securities are assigned a 5* designation when the following conditions are met: a) the documentation required for a full credit analysis did not exist, b) the issuer/obligor has made all contractual interest and principal payments, and c) an expectation of repayment of interest and principal exists. Amortization of premium or discount on bonds and LBaSS is calculated using the effective yield method.

Additionally, mortgage-backed securities ("MBS") and ABS prepayment assumptions were obtained from an outside vendor or internal estimates. The retrospective adjustment method is used to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

Mortgage Loans
--------------------------------------------------------------------------------

Mortgage loans on real estate are carried at unpaid principal balances, net of unamortized premiums, discounts and impairments. Impaired loans are identified by management as loans in which it is probable that all amounts due according to the contractual terms of the loan agreement will not be collected. The Company accrues income on impaired loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Non-performing loan interest income that is delinquent more than 90 days is generally recognized on a cash basis.

Mortgage loans are considered impaired when collection of all amounts due under contractual terms is not probable. Impairment is measured using either i) the present value of expected future cash flows discounted at the loan's effective interest rate, ii) the loan's observable market price, if available, or iii) the fair value of the collateral if the loan is collateral dependent. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on statistical models primarily driven by past due status, debt service coverage, loan-to-value ratio, property occupancy, profile of the borrower and of the major property tenants, and economic trends in the market where the property is located. When all or a portion of a loan is deemed uncollectible, the uncollectible portion of the carrying amount of the loan is charged off against the allowance.

Internal credit risk ratings are assigned based on the consideration of risk factors including past due status, debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property.

Preferred Stocks
--------------------------------------------------------------------------------

Perpetual preferred stocks with an NAIC rating of "P1" or "P2", having characteristics of equity securities are carried at fair value. Redeemable preferred stocks with an NAIC rating of "RP1" or "RP2", which have characteristics of debt securities, are carried at amortized cost. All preferred stocks with an NAIC rating of "3" through "6" are carried at the lower of amortized cost or fair value.

Unaffiliated Common Stock Securities
--------------------------------------------------------------------------------

Unaffiliated common stock investments are carried at fair value with changes in fair value recorded as Unrealized gains(losses) in Unassigned surplus, or as realized losses in the event a decline in value is determined to be other than temporary.

Investments in subsidiaries and affiliated companies
--------------------------------------------------------------------------------

Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements as presented on a basis consistent with the nature of the affiliates operations (including any nonadmitted amounts). The Company's share of undistributed earnings and losses of affiliates is recorded as Unrealized gains (losses) in Unassigned surplus.

--------------------------------------------------------------------------------
17 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Investments in joint ventures, partnerships and limited liability companies
--------------------------------------------------------------------------------

Other invested assets include joint ventures and partnerships and are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as Unrealized gains(losses). Additionally, other invested assets include investments in collateralized loans that are recorded at the lower of amortized cost and the fair value of the underlying collateral. Changes in carrying value resulting from adjustments where the fair value is less than amortized cost are recorded as Unrealized gains (losses) in Unassigned surplus, while changes resulting from amortization are recorded as Net investment income.

Derivatives
--------------------------------------------------------------------------------

Derivative financial instruments are accounted for at fair value using quoted prices in active markets and other market evidence whenever possible, including market-based inputs to valuation models, broker or dealer quotations or alternative pricing sources, reduced by the amount of collateral held or posted by the Company with respect to the derivative position. Changes in carrying value are recorded as Unrealized gains(losses) in Unassigned surplus.

Net investment income and gain/loss
--------------------------------------------------------------------------------

Investment income is recorded as earned and includes interest, dividends and earnings from subsidiaries, loans and joint ventures. Realized gains or losses on the disposition or impairment of investments are determined on the basis of specific identification.

Investment income due and accrued is assessed for collectability. The Company records a valuation allowance on investment income receivable when it is probable that an amount is uncollectible by recording a charge against investment income in the period such determination is made. Any amounts receivable over 90 days past due, or 180 days past due for mortgage loans, that do not have a valuation allowance are nonadmitted by the Company.

Evaluating Investments for Other-Than-Temporary Impairment
--------------------------------------------------------------------------------

If a bond is determined to have an OTTI in value the cost basis is written down to fair value as its new cost basis, with the corresponding charge to Net realized capital gains (losses) as a realized loss.

For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the original contractual terms.

For loan-backed and structured securities, an OTTI shall be considered to have occurred if the fair value of a security is below its amortized cost and management intends to sell or does not have the ability and intent to retain the security until recovery of the amortized cost (i.e., intent based impairment). When assessing the intent to sell a security, management evaluates relevant facts and circumstances including, but not limited to, decisions to rebalance the investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

In general, a security is considered a candidate for OTTI evaluation if it meets any of the following criteria:

.. The Company may not realize a full recovery on their investment based on lack of ability or intent to hold a security to recovery;

..  Fundamental credit risk of the issuer exists; and/or

..  Other qualitative/quantitative factors exist indicating an OTTI has occurred.

When a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected regardless of management's ability or intent to hold the security.

--------------------------------------------------------------------------------
18 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Common and preferred stock investments whose fair value is less than their carrying value or is at a significant discount to acquisition value are considered to be potentially impaired. For securities with unrealized losses, an analysis is performed. Factors include:

.. If management intends to sell a security that is in an unrealized loss position then an OTTI loss is considered to have occurred;

.. If the investments are trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time based on facts and circumstances of the investment; or

.. If a discrete credit event occurs resulting in: (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or, (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

..  If there are other factors precluding a full recovery of the investment.

Limited partnership investments whose fair value is less than its book value with a significant unrealized loss are considered candidates for OTTI. OTTI factors that are periodically considered include:

.. If an order of liquidation or other fundamental credit issues with the partnership exists;

.. If there is a significant reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

.. If there is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

.. If other qualitative/quantitative factors indicating an OTTI exist based on facts and circumstances of the investment.

Equities in Pools & Associations
--------------------------------------------------------------------------------

The Company accounts for its participation in the Association by recording its participation in

..  net premium participation as gross premium;

.. the underwriting and net investment income results in the Statements of Operations and Changes in Capital and Surplus;

..  insurance and reinsurance balances in the Statements of Admitted Assets;

.. all other non-insurance assets and liabilities recorded as Equities in Underwriting Pools and Associations in the Statements of Admitted Assets; and

..  all Association business activity is reflected within the Statements of Cash
   Flows.

Foreign Currency Transactions
--------------------------------------------------------------------------------

Foreign currency denominated assets and liabilities and the results of non-U.S. operations are translated into U.S. dollars using rates of exchange prevailing at the period end date with the related translation adjustments recorded as unrealized gains (losses) within Unassigned surplus in the Statements of Capital and Surplus. All other realized gains and losses resulting from foreign currency transactions, not in support of foreign insurance operations, are included in Other Income in the Statements of Operations.

Retirement Plans, Deferred Compensation, Postemployment Benefits and
Compensated Absences and Other Postretirement Benefit Plans
--------------------------------------------------------------------------------

The Company's employees participate in various AIG-sponsored defined benefit pension and postretirement plans. AIG, as sponsor, is ultimately responsible for the maintenance of these plans in compliance with applicable laws. The Company is not directly liable for obligations under these plans. AIG charges the Company and its insurance company affiliates pursuant to intercompany expense sharing agreements; the expenses are then shared by the pool participants in accordance with the pooling agreement.

In August 2015, AIG amended the defined benefit pension plans, to freeze benefit accruals effective January 1, 2016. Consequently, these plans were closed to new participants and current participants ceased earning additional benefits as of December 31, 2015. However, interest credits continue to accrue on the existing cash balance accounts and participants are continuing to accrue years of service for purposes of vesting and early retirement eligibility and subsidies as they continue to be employed by AIG and its subsidiaries.

--------------------------------------------------------------------------------
19 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

AIG sponsors various defined contribution plans that provide for pre-tax salary reduction contributions by its U.S. employees. The most significant plan is the AIG Incentive Savings Plan, to which the Company makes matching contributions of 100 percent of the first six percent of employee contributions, subject to Internal Revenue Service imposed limitations. Effective January 1, 2016, participants began receiving an additional fully vested, non-elective, non-discretionary employer contribution equal to three percent of the participant's annual base compensation for the plan year, paid each pay period regardless of whether the participant currently contributes to the plan, and subject to the Internal Revenue Service ("IRS")-imposed limitations.

The Company incurred employee related costs related to defined benefit and defined contribution plans during 2016, 2015 and 2014 of $10, $5 and $11, respectively.

Depreciation
--------------------------------------------------------------------------------

Certain assets, principally electronic data processing ("EDP") equipment, software and leasehold improvements are designated as nonadmitted assets and their net book value is deducted from surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding five years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement.

Income Taxes
--------------------------------------------------------------------------------

The Company files a consolidated U.S. federal income tax return with AIG. AIG has more than 300 subsidiaries which form part of this tax return. A complete listing of the participating subsidiaries is included in Note 8.

The Company is allocated U.S. federal income taxes based upon a tax sharing agreement (the "Tax Sharing Agreement") with AIG, approved by the Company's Board of Directors. This agreement provides that the Company shall incur tax results that would have been paid or received by such company if it had filed a separate federal income tax return, with limited exceptions.

Additionally, while the agreement described above governs the current and deferred income tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes may at times be different. The terms of this agreement are based on principles consistent with the allocation of income tax expense or benefit on a separate company basis, except that:

..  The sections of the Internal Revenue Code relating to Alternative Minimum
   Tax ("AMT") are applied, but only if the AIG consolidated group is subject to AMT in the Consolidated Tax Liability, and;

..  The impact of Deferred Intercompany Transactions (as defined in Treas. Reg.
   (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c)), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in its separate return tax liability in the subsequent tax year when the deferred tax liability or deferred tax asset becomes current.

In 2014, the Company, modified the Tax Sharing Agreement which clarified certain tax attributes related to the 2013 Association distribution of AIG Europe Holdings Limited's ("AEHL") shares. The gain resulting from the transfer was treated as currently taxable and the Company's resulting tax liability was waived in the form of a deemed capital contribution. As a result, the Company recognized a benefit to statutory surplus of $21. The NY DFS responded to the informational submissions with no objection.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses that it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes.

Under the Tax Sharing Agreement, income tax liabilities related to uncertain tax positions and tax authority audit adjustments ("TAAAs") shall remain with the Company for which the income tax liabilities relate. Furthermore, if and when such income tax liabilities are realized or determined to no longer be necessary, the responsibility for any additional income tax liabilities, benefits or rights to any refunds due, remains with the Company.

In 2014, the Company settled for cash certain tax payables and receivables with AIG. Such payables and receivables related to TAAAs that were reflected in an amended federal income tax return filing for the tax years 2007 to 2011, which was filed with the ("IRS").

--------------------------------------------------------------------------------
20 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

In accordance with Circular Letter 1979-33 issued by the NY DFS, AIG shall establish and maintain an escrow account for amounts where the Company's separate return liability exceeds the AIG consolidated tax liability. As of December 31, 2016, the Company's separate return liability did not exceed the AIG consolidated tax liability and therefore no amounts were maintained in escrow.

Deferred Taxes
--------------------------------------------------------------------------------

The Company evaluates the recoverability of deferred tax assets and establishes a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized ("adjusted gross deferred tax asset"). The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires management to weigh all positive and negative evidence to reach a conclusion that it is more likely than not that all or some portion of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it would be to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets requires it to consider all available evidence, including:

.. the nature, frequency, and amount of cumulative financial reporting income and losses in recent years;

..  the sustainability of recent operating profitability of our subsidiaries;

.. the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

.. the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences; and,

.. prudent and feasible actions and tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax asset.

The adjusted gross deferred tax asset is then assessed for statutory admissibility. The reversing amount eligible for loss carryback or the amount expected to be realized in three years is admissible, subject to the defined surplus limitation. The remaining adjusted gross deferred tax asset can be admitted to the extent of offsetting deferred tax liabilities.

2. Accounting Adjustments to Statutory Basis Financial Statements
--------------------------------------------------------------------------------

A. Change in Accounting Principles
--------------------------------------------------------------------------------

2016 Changes
--------------------------------------------------------------------------------

In 2016, the Company adopted the following change in the Statements of Statutory Accounting Principles ("SSAP")::

Going Concern: In June 2015, the Statutory Accounting Principles Working Group adopted changes to SSAP No.1, Disclosures of Accounting Policies, Risks & Uncertainties, and Other Disclosures ("SSAP 1"), with a December 31, 2016 effective date, requiring management to evaluate whether there are conditions that give rise to substantial doubt over the Company's ability to continue as a going concern within one year from the financial statement issuance date. Conditions that would give rise to substantial doubt ordinarily relate to the Company's ability to meet its obligations as they become due. If substantial doubt arises over the Company's ability to continue as a going concern, the Company shall provide disclosure detailing management's evaluation and the consideration of management's plans to alleviate any substantial doubt. The adoption of this change did not have an effect on the Company's financial condition, results of operations or cash flows.

2015 Changes
--------------------------------------------------------------------------------

In 2015, the Company adopted the following change in the SSAP:

Cash Flow: In March 2015, the Statutory Accounting Principles Working Group adopted revisions to SSAP No. 69, Statement of Cash Flow ("SSAP 69"), with a December 31, 2015 effective date to clarify cash flow shall include cash, cash equivalents and short-term investments. Disclosure of non-cash items affecting assets and liabilities was expanded to include non-cash operating items in addition to financing and investing items. The Company has adopted and applied these revisions in the 2015 Statements of Cash Flows and related disclosures.

--------------------------------------------------------------------------------
21 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2014 Changes
--------------------------------------------------------------------------------

In 2014, the Company adopted the following changes in the SSAP:

Affordable Care Act Assessments: In June 2014, the NAIC issued SSAP No. 106, Affordable Care Act Assessments ("SSAP 106"), which provides accounting and disclosure guidance related to assessments on entities that issue health insurance. Under the Affordable Care Act ("ACA"), an assessment becomes payable to the U.S. Treasury once a health insurer provides health insurance for any subject U.S. health risk during the calendar year, in an amount based upon the amount of health insurance provided by such company in the prior year. Under SSAP 106, the amount of the assessment shall be expensed and recognized as a liability once the entity provides qualifying health insurance. Additionally, the guidance requires the recognition in Special Surplus, as a reclassification from Unassigned Surplus, of an amount equal to its estimated subsequent fee year assessment based upon the health insurance written in the current year. The special surplus is restored to unassigned surplus in the following year, when the health insurer recognizes the expense for the assessment.

Risk-Sharing Provisions: In December 2014, the NAIC issued SSAP No. 107, Accounting for the Risk-Sharing Provisions of the Affordable Care Act. This statement provides accounting guidance for the Risk Adjustment Program, the Transitional Reinsurance Program, and the Transitional Risk Corridor Program of the ACA. While the Company participates in the health insurance market and is subject to certain provisions of the ACA, such as the assessment described above, with the exception of the industry-wide assessment on health insurers to fund the Transitional Reinsurance Program, the Company's health insurance policies are not subject to the risk sharing provisions of the ACA. The impact of the guidance on the Company relates solely to the treatment of Transitional Reinsurance Program assessment.

B. Adjustments to Surplus
--------------------------------------------------------------------------------

During 2016, 2015 and 2014 the Company identified corrections that resulted in after-tax statutory adjustments to beginning capital and surplus of $66, $(27) and $(6), respectively. In accordance with SSAP No. 3, Accounting Changes and Corrections of Errors ("SSAP 3"), the corrections of errors have been reported in the 2016, 2015 and 2014 statutory financial statements as adjustments to Unassigned surplus. The impact of the 2016 corrections would have increased the 2015 and 2014 pre-tax income by $61 and $50, respectively. Management has concluded that the effects of these errors on the previously issued financial statements were immaterial based on a quantitative and qualitative analysis. The impact to surplus, assets and liabilities as of January 1, 2016, 2015 and 2014 is presented in the following tables:

                                                    Policyholders' Total Admitted
2016 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2015                            $6,641        $26,103          $19,462
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        42             42               --
   Liability corrections                                    (3)            --                3
   Income tax corrections                                   27             27               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          66             69                3
                                                        ------        -------          -------
Balance at January 1, 2016 as adjusted                  $6,707        $26,172          $19,465
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in net admitted assets is primarily the result of a) an increase due to an overcharge of claims service fees related to an internally developed system; partially offset by b) a decrease due to understatement of the prior year expense allocation; and c) a decrease related to unsupported ceded premiums.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase due to ceded losses recorded without consideration of contract limits; b) an increase due to recording of unsupported ceded Unearned Premium reserves; and c) an increase resulting from losses understated on certain client accounts; partially offset by d) a decrease related to an overstatement of profit share between AIG PC Pool companies and AIG Warranty Guard Agency.

Income tax corrections - The increase in the tax assets is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset realization and liability corrections.

--------------------------------------------------------------------------------
22 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                    Policyholders' Total Admitted
2015 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2014                            $7,248        $26,408          $19,160
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        (1)            (1)              --
   Liability corrections                                   (27)            --               27
   Income tax corrections                                    1              1               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus         (27)            --               27
                                                        ------        -------          -------
Balance at January 1, 2015 as adjusted                  $7,221        $26,408          $19,187
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The decrease in total admitted assets is primarily the result of a) a decrease in accrued retrospective premiums resulting from an overstatement of an accrual; b) a decrease in amounts recoverable from reinsurers due to the correction of a coding error; and c) a decrease in other assets due to a reduction of deductible recoverables on programs where the aggregate loss limits were already met; partially offset by d) an increase in deferred premiums due to unrecorded fee revenue; and e) an increase in equities and deposits in pools and associations resulting from a duplication in the expenses recorded.

Liability corrections -increase in total liabilities is primarily the result of
a) an increase in losses due to data remediation in addition to certain claims that were not adequately reserved; and b) corrections to the state tax payable account; partially offset by c) a decrease in other expenses and payable to parent, subsidiaries and affiliates due to the overstatement of prior year end expense accruals; d) decrease in taxes, licenses, and fees related to amounts improperly reflected; and e) a decrease in funds held by company under reinsurance treaties and unearned premiums due to data remediation.

Income tax corrections -The increase in the tax assets is primarily the result of the tax effect of the corresponding asset and liability corrections, as well as partnership basis adjustments.

                                                    Policyholders' Total Admitted
2014 Adjustments                                       Surplus         Assets     Total Liabilities
----------------                                    -------------- -------------- -----------------
Balance at December 31, 2013                            $5,092        $23,671          $18,579
Adjustments to beginning Capital and Surplus:
   Asset corrections                                        59             59               --
   Liability corrections                                   (71)            --               71
   Income tax corrections                                    6              6               --
                                                        ------        -------          -------
Total adjustments to beginning Capital and Surplus          (6)            65               71
                                                        ------        -------          -------
Balance at January 1, 2014 as adjusted                  $5,086        $23,736          $18,650
                                                        ======        =======          =======

An explanation for each of the adjustments for prior period corrections is described below:

Asset corrections - The increase in total admitted assets is the result of a) an increase in reinsurance recoverable related to the reversal of an accrued liability; b) an adjustment of an intangible asset resulting from the sale of the Canadian Branch of American Home Assurance Company; c) an increase in admitted assets due to Association's underutilization of reserves to offset the aged premium receivable in their nonadmitted penalty determination; partially offset by d) a decrease in reinsurance recoverable due to an increase in the related contingency reserve; and e) a decrease in reinsurance recoverable on paid losses related to miscoded ceded reinsurance.

Liability corrections - The increase in total liabilities is primarily the result of a) an increase in loss reserves resulting from errors identified during the completion of a reserve substantiation study, b) an increase in IBNR related to asbestos business and in the calculation of the insolvent and commute estimate, c) an increase in taxes, licenses, and fees related to workers' compensation surcharges, d) an increase in ceded reinsurance premiums payable resulting from unrecorded profit commission, e) an increase in intercompany payables due to prior year costs incurred from the development of a claims systems; and f) an increase to the unpaid loss reserves resulting from miscoded ceded reinsurance on a facultative claim; partially offset by g) a correction to the historical loss provision for balances previously charged off.

--------------------------------------------------------------------------------
23 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Income tax corrections - The decrease in taxes is primarily the result of a) corrections to prior period balances for adjustments to the current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

3. Investments
--------------------------------------------------------------------------------

A. Bond Investments
--------------------------------------------------------------------------------

The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2016 and 2015 are outlined in the table below:

                                                                                       Gross      Gross
                                                                            Carrying Unrealized Unrealized  Fair
As of December 31, 2016:                                                     Value     Gains      Losses    Value
------------------------                                                    -------- ---------- ---------- -------
U.S. governments                                                            $   161     $  5      $  --    $   166
All other governments                                                           297        2         (5)       294
States, territories and possessions                                           1,222       50        (11)     1,261
Political subdivisions of states, territories and possessions                 1,275       45        (11)     1,309
Special revenue and special assessment obligations and all non- guaranteed
  obligations of agencies and authorities and their political subdivisions    5,137      115        (71)     5,181
Industrial and miscellaneous                                                 10,761      436       (111)    11,086
                                                                            -------     ----      -----    -------
Total                                                                       $18,853     $653      $(209)   $19,297
                                                                            =======     ====      =====    =======

                                                                                                     Gross      Gross
                                                                                          Carrying Unrealized Unrealized  Fair
As of December 31, 2015:                                                                   Value     Gains      Losses    Value
------------------------                                                                  -------- ---------- ---------- -------
U.S. governments                                                                          $   180     $  8      $  --    $   188
All other governments                                                                         186        2         (3)       185
States, territories and possessions                                                         1,058       67         --      1,125
Political subdivisions of states, territories and possessions                               1,284       52         --      1,336
Special revenue and special assessment obligations and all non-guaranteed obligations of
  agencies and authorities and their political subdivisions                                 3,761      170         (2)     3,929
Industrial and miscellaneous                                                                9,870      435       (126)    10,179
                                                                                          -------     ----      -----    -------
Total                                                                                     $16,339     $734      $(131)   $16,942
                                                                                          =======     ====      =====    =======

The carrying values and fair values of bonds at December 31, 2016, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                        Carrying  Fair
December 31, 2016                        Value    Value
-----------------                       -------- -------
Due in one year or less                 $   224  $   224
Due after one year through five years     3,241    3,345
Due after five years through ten years    2,582    2,619
Due after ten years                       4,206    4,228
Structured securities                     8,608    8,888
                                        -------  -------
   Total bonds                          $18,861  $19,304
                                        =======  =======

--------------------------------------------------------------------------------
24 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Mortgage Loan Investments
--------------------------------------------------------------------------------

The minimum and maximum lending rates for mortgage loans during 2016 were:

                     Minimum        Maximum
Category          Lending Rate % Lending Rate %
--------          -------------- --------------
Retail                 2.9%           4.9%
Office                 3.8%           4.7%
Industrial             3.6%           4.1%
Multi-Family           3.4%           5.2%
Hotel/Motel            4.4%           4.7%
Other Commercial       6.5%           6.5%
                       ===            ===

The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was
73.77 percent. All of the mortgage loans were in good standing as of December 31, 2016. The Company did not have any advanced amounts for taxes or assessments. The following table details an analysis of mortgage loans as of December 31, 2016 and 2015:

                                 Residential            Commercial
                              ----------------- ---------------------------
                         Farm Insured All Other Insured All Other Mezzanine Total
                         ---- ------- --------- ------- --------- --------- ------
2016
   Recorded Investment
   Current               $--    $--      $--      $--    $1,895      $--    $1,895
2015
   Recorded Investment
   Current               $--    $--      $--      $--    $1,185      $--    $1,185
                         ===    ===      ===      ===    ======      ===    ======

C. Loan-Backed and Structured Investments
--------------------------------------------------------------------------------

The Company did not record any non-credit other than temporary impairment losses during 2016 for loan-backed and structured securities.

As of December 31, 2016, the Company held loan-backed and structured securities for which it recognized $28 of credit-related OTTI during 2016 based on the present value of projected cash flows being less than the amortized cost of the securities.

The following table shows the aggregate unrealized losses and related fair value relating to those securities for which an OTTI has not been recognized as of the reporting date and the length of time that the securities have been in a continuous unrealized loss position:

Aggregate unrealized losses:
                                                                    Less than 12 Months  $   65
                                                                    12 Months or longer  $   27
Aggregate related fair value of securities with unrealized losses:
                                                                    Less than 12 Months  $2,681
                                                                    12 Months or longer  $  475

The Company held structured notes as of December 31, 2016 with a total carrying value of $81. There were no structured notes held as of December 31, 2016 which were considered mortgage-referenced securities.

--------------------------------------------------------------------------------
25 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Unrealized losses
--------------------------------------------------------------------------------

The fair value of the Company's bonds and stocks that had gross unrealized losses (where fair value is less than amortized cost) as of December 31, 2016 and 2015 are set forth in the table below:

                                                                Less than 12 Months   12 Months or Longer          Total
December 31, 2016                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    9     $  --      $   --      $ --      $    9     $  --
All other governments                                               179        (6)         18        (1)        197        (7)
States, territories and possessions                                 325       (11)         --        --         325       (11)
Political subdivisions of states, territories and possessions       433       (11)         --        --         433       (11)
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities
  and their political subdivisions                                2,056       (71)         --        --       2,056       (71)
Industrial and miscellaneous                                      3,175       (73)        800       (50)      3,975      (123)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds                                                       6,177      (172)        818       (51)      6,995      (223)
                                                                 ------     -----      ------      ----      ------     -----
Affiliated                                                           --        --         222       (41)        222       (41)
Non-affiliated                                                       --        --          --        --          --        --
                                                                 ------     -----      ------      ----      ------     -----
Total common stocks                                                  --        --         222       (41)        222       (41)
                                                                 ------     -----      ------      ----      ------     -----
Preferred stocks                                                     17        --          --        --          17        --
                                                                 ------     -----      ------      ----      ------     -----
Total stocks                                                         17        --         222       (41)        239       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds and stocks                                           $6,194     $(172)     $1,040      $(92)     $7,234     $(264)
                                                                 ======     =====      ======      ====      ======     =====

                                                                Less than 12 Months   12 Months or Longer          Total
December 31, 2015                                              --------------------  --------------------  --------------------
                                                                          Unrealized            Unrealized            Unrealized
Description of Securities                                      Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------                                      ---------- ---------- ---------- ---------- ---------- ----------
U.S. governments                                                 $    8     $  --      $   --      $ --      $    8     $  --
All other governments                                               102        (8)          2        --         104        (8)
States, territories and possessions                                  20        --          --        --          20        --
Political subdivisions of states, territories and possessions         8        --          --        --           8        --
Special revenue and special assessment obligations and all
  non-guaranteed obligations of agencies and authorities and
  their political subdivisions                                      223        (2)         --        --         223        (2)
Industrial and miscellaneous                                      2,906      (100)        763       (63)      3,669      (163)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds                                                       3,267      (110)        765       (63)      4,032      (173)
                                                                 ------     -----      ------      ----      ------     -----
Affiliated                                                          139       (36)         24        (5)        163       (41)
Total common stocks                                                 139       (36)         24        (5)        163       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total stocks                                                        139       (36)         24        (5)        163       (41)
                                                                 ------     -----      ------      ----      ------     -----
Total bonds and stocks                                           $3,406     $(146)     $  789      $(68)     $4,195     $(214)
                                                                 ======     =====      ======      ====      ======     =====

--------------------------------------------------------------------------------
26 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Realized Gains(Losses)
--------------------------------------------------------------------------------

Proceeds from sales and associated gross realized gains (losses) for the years ended December 31, 2016, 2015 and 2014 were as follows:

Years ended December 31         2016               2015               2014
-----------------------  ------------------ -----------------  -----------------
                                   Equity             Equity             Equity
                          Bonds  Securities  Bonds  Securities  Bonds  Securities
                         ------  ---------- ------  ---------- ------  ----------
Proceeds from sales      $3,895     $34     $3,176     $178    $2,737     $21
Gross realized gains         83      12         61        2        78       5
Gross realized losses       (48)     --        (34)      (3)      (14)     (1)

F. Derivative Financial Instruments
--------------------------------------------------------------------------------

The Company holds currency as well as interest rate derivative financial instruments in the form of currency swaps, interest rate swaps, and currency forwards and futures to manage risk from currency exchange rate fluctuations, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. While not accounted for under hedge accounting, the currency derivatives are economic hedges of the Company's exposure to fluctuations in the value of receipts on certain investments held by the Company denominated in foreign currencies (primarily GBP and EUR), or of the Company's exposure to fluctuations in recorded amounts of loss reserves denominated in foreign currencies (primarily JPY). Additionally, interest rate derivatives were entered into to manage risk from fluctuating interest rates in the market, and the impact of such fluctuations to surplus and cash flows on investments or loss reserves. The interest rate derivatives are cash flow hedges of the company's exposure to fluctuations in LIBOR/EURIBOR rates on investments in collateralized loan obligations.

Market Risk

The Company is exposed under these types of contracts to fluctuations in value of the swaps and forwards and variability of cash flows due to changes in interest rates and exchange rates.

Credit Risk

The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements

The Company is subject to collateral requirements on its currency and interest rate derivative contracts. Additionally, the Company is required to make currency exchanges on fixed dates and fixed amounts or fixed exchange rates, or make a payment in the amount of foreign currency physically received on certain foreign denominated investments. For interest rate swaps, the Company is required to make payments based on a floating rate (LIBOR/EURIBOR) on a fixed payment date.

The currency and interest rate derivatives do not qualify for hedge accounting. As a result, the Company's currency and interest rate contracts are accounted for at fair value and the changes in fair value are recorded as unrealized gains or losses in the Statements of Operations and Changes in Capital and Surplus until the derivative expires at which time the related unrealized amounts are recognized in Realized capital gains(losses).

The Company did not apply hedge accounting to any of its derivatives for any period in these financial statements. The following tables summarize the outstanding notional amounts, the fair values and the realized and unrealized gains or losses of the derivative financial instruments held by the Company for the years ended December 31, 2016 and 2015.

                                                             Year ended
                                   December 31, 2016      December 31, 2016
                                 ---------------------  ---------------------
                                                                   Unrealized
                                 Outstanding             Realized   capital
                                  Notional     Fair       gains/     gains/
Derivative Financial Instrument    Amount      Value     (losses)   (losses)
-------------------------------  ----------- ---------  ---------  ----------
Swaps                            $      860  $      28  $      51  $      11
Forwards                                112         (3)        (7)        --
                                 ----------  ---------  ---------  ---------
Total                            $      972  $      25  $      44  $      11
                                 ==========  =========  =========  =========

--------------------------------------------------------------------------------
27 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                           Year ended
                                  December 31, 2015    December 31, 2015
                                 -------------------  -------------------
                                                                Unrealized
                                 Outstanding          Realized   capital
                                  Notional    Fair     gains/     gains/
Derivative Financial Instrument    Amount     Value   (losses)   (losses)
-------------------------------  ----------- -------  --------  ----------
Swaps                            $    1,063  $    16  $    (12)  $    16
Forwards                                177       (3)        3        (3)
                                 ----------  -------  --------   -------
Total                            $    1,240  $    13   $    (9)  $    13
                                 ==========  =======  ========   =======

G. Other Invested Assets
--------------------------------------------------------------------------------

During 2016, 2015 and 2014, the Company recorded OTTI impairment losses on investments in joint ventures and partnerships of $66, $52, and $14, respectively.

H. Investment Income
--------------------------------------------------------------------------------

The Company had no accrued investment income receivables over 90 days past due. Investment expenses of $33, $32 and $24 were included in Net Investment Income for the years ended December 31, 2016, 2015 and 2014, respectively.

I. Restricted Assets
--------------------------------------------------------------------------------

The Company had securities deposited with regulatory authorities, as required by law, with a carrying value of $1,437 and $726 as of December 31, 2016 and 2015, respectively.

4. Fair Value of Financial Instruments
--------------------------------------------------------------------------------

The following table presents information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement as of December 31, 2016 and 2015:

2016                                               Level 1 Level 2 Level 3 Total
----                                               ------- ------- ------- -----
Bonds                                               $ --    $255     $66   $321
Common stocks                                         99      --      21    120
Derivative asset                                      --      29      --     29
Derivative liabilities                                --      (4)     --     (4)
Mutual funds                                           3      --      --      3
                                                    ----    ----     ---   ----
Total                                               $102    $280     $87   $469
                                                    ====    ====     ===   ====

2015                                               Level 1 Level 2 Level 3 Total
----                                               ------- ------- ------- -----
Bonds                                               $ --    $433     $56   $489
Common stocks                                         33      --      --     33
Derivative asset                                      --      22      --     22
Derivative liabilities                                --      (9)     --     (9)
                                                    ----    ----     ---   ----
Total                                               $ 33    $446     $56   $535
                                                    ====    ====     ===   ====

There were no assets carried at fair value that were transferred between Level 1 and Level 2 during 2016 and 2015.

--------------------------------------------------------------------------------
28 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

A. Fair Value Measurements in Level 3 of the Fair Value Hierarchy
--------------------------------------------------------------------------------

The following tables show the balance and activity of financial instruments classified as level 3 in the fair value hierarchy for the years ended December 31, 2016 and 2015.

                                                                              Purchases,
               Beginning                             Total gains Total gains    Sales,
               Balance at                             (losses)    (losses)    Issuances,   Balance at
               January 1,  Transfers   Transfers out included in included in Settlements, December 31,
2016              2016    into Level 3  of Level 3   Net Income    Surplus       Net          2016
----           ---------- ------------ ------------- ----------- ----------- ------------ ------------
Bonds             $56         $45          $(68)         $6          $(1)        $28          $66
Common stocks      --          --            --           2           --          19           21
                  ---         ---          ----          --          ---         ---          ---
Total             $56         $45          $(68)         $8          $(1)        $47          $87
                  ===         ===          ====          ==          ===         ===          ===

For the year ended December 31, 2016, bonds of $45 transferred into Level 3 during 2016 because of a lack of observable market data due to a decrease in market activity for these activities. Bond Balance of $68 transferred out of Level 3 because observable market data became available for these securities.

                                                                            Purchases,
             Beginning                             Total gains Total gains    Sales,
             Balance at                             (losses)    (losses)    Issuances,   Balance at
             January 1,  Transfers   Transfers out included in included in Settlements, December 31,
2015            2015    into Level 3  of Level 3   Net Income    Surplus       Net          2015
----         ---------- ------------ ------------- ----------- ----------- ------------ ------------
Bonds           $122        $71          $(124)        $ 2         $ 5         $(20)        $56
Derivatives        8         --             --          --          (4)          (4)         --
                ----        ---          -----         ---         ---         ----         ---
Total           $130        $71          $(124)        $ 2         $ 1         $(24)        $56
                ====        ===          =====         ===         ===         ====         ===

For the year ended December 31, 2015, bonds of $124 which are no longer carried at fair value, were transferred out of Level 3. Bond balances of $71 were transferred into Level 3 and carried at fair value during 2015. Prior to the transfer, the securities were Level 3 but not carried at fair value. There were no bonds or common stocks carried at fair value transferred into/out of Level 3 originating in Levels 1 or 2.

There were no derivative balances transferred into/out of Level 3 during 2015.

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to us, such as data from independent third-party valuation service providers and from internal valuation models. Because input information from third-parties with respect to certain Level 3 instruments may not be reasonably available to us, balances shown below may not equal total amounts reported for such Level 3 assets.

           Fair Value at December 31,
                      2016            Valuation Technique  Unobservable Input Range (Weighted Average)
           -------------------------- -------------------- ------------------ ------------------------
Assets:
   Bonds              $40             Discounted cash flow       Yield         4.91% - 5.67% (5.29%)
                      ===             ====================       =====         =====================

--------------------------------------------------------------------------------
29 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

B. Fair Value of all Financial Instruments
--------------------------------------------------------------------------------

The table below details the fair value of all financial instruments except for those accounted for under the equity method as of December 31, 2016 and 2015:

                           Aggregate Fair                                          Not Practicable
December 31, 2016              Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------          -------------- --------------- ------- -------  ------- ---------------
Bonds                         $19,297         $18,853      $ --   $15,636  $3,661        $--
Common stock                      139             139        99        19      21         --
Derivatives - assets               29              29        --        29      --         --
Derivatives - liabilities          (4)             (4)       --        (4)     --         --
Mortgage loans                  1,893           1,895        --        --   1,893         --
Mutual funds                        3               3         3        --      --         --
Preferred stock                    49              49        --        49      --         --
Short term investments             14              14        11         3      --         --
                              -------         -------      ----   -------  ------        ---
Total                         $21,420         $20,978      $113   $15,732  $5,575        $--
                              =======         =======      ====   =======  ======        ===

                           Aggregate Fair                                          Not Practicable
December 31, 2015              Value      Admitted Assets Level 1 Level 2  Level 3  (Carry Value)
-----------------          -------------- --------------- ------- -------  ------- ---------------
Bonds                         $16,942         $16,339      $ --   $13,746  $3,196        $--
Common stock                       41              41        33         8      --         --
Derivatives - assets               22              22        --        22      --         --
Derivatives - liabilities          (9)             (9)       --        (9)     --         --
Mortgage loans                  1,194           1,185        --        --   1,194         --
Preferred Stocks                   33              34        --        33      --         --
Short term investments             36              36        25        11      --         --
                              -------         -------      ----   -------  ------        ---
Total                         $18,259         $17,648      $ 58   $13,811  $4,390        $--
                              =======         =======      ====   =======  ======        ===

5. Reserves for Losses and Loss Adjustment Expenses
--------------------------------------------------------------------------------

A roll forward of the Company's net reserves for losses and LAE as of December 31, 2016, 2015 and 2014, is set forth in the table below:

                                                    2016     2015     2014
                                                  -------  -------  -------
Reserves for losses and LAE, end of prior year    $13,171  $13,429  $12,445
Incurred losses and LAE related to:
   Current accident year                            4,377    3,776    3,958
   Prior accident year                              1,102    1,196      191
                                                  -------  -------  -------
   Total incurred losses and LAE                  $ 5,479  $ 4,972  $ 4,149
                                                  -------  -------  -------
Paid losses and LAE related to:
   Impact of pooling restructure transaction           --       --    1,563
   Current accident year                           (1,123)    (980)  (1,034)
   Prior accident year                             (5,317)  (4,250)  (3,694)
                                                  -------  -------  -------
   Total paid losses and LAE                       (6,440)  (5,230)  (3,165)
                                                  -------  -------  -------
Reserves for losses and LAE, end of current year  $12,210  $13,171  $13,429
                                                  =======  =======  =======

For 2016, the Company reported adverse loss and LAE net reserve development of $1,102 which includes a loss reserve discount of $152 due to accretion. The adverse development is comprised mainly of development on the Primary Workers Compensation class of business of $669, the Primary General Liability class of business of $270, the Excess Casualty class of business of $268, the Medical Malpractice class of business of $152, the Primary Commercial Auto class of business of $123, and the Programs class of business of $131. In addition, favorable prior year loss development on retrospectively rated policies was $12 as of December 31, 2016, which was offset by additional return premiums. Original estimates are adjusted as additional information becomes known regarding individual claims. As a result of the ADC, there was $514 of prior year development (net of discount) ceded to NICO. Refer to Notes 1 and 12 for further details regarding this transaction.

--------------------------------------------------------------------------------
30 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

For 2015, the Company reported adverse loss and LAE net reserve development of $1,196 which includes a loss reserve discount charge of $78 due to accretion. The adverse development is comprised of development on the Excess Casualty class of business of $457, the Primary Casualty class of business of $338, the Healthcare class of business of $143. Original estimates are increased or decreased, as additional information becomes known regarding individual claims. Included in this increase is $15 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2015, which was offset by additional premiums.

For 2014, the Company reported adverse loss and LAE net reserve development of $191, which includes a loss reserve discount benefit of $15 due to changes in the payout pattern assumptions, accretion, as well as the impact of the Combined Pooling Agreement (Note 6). The adverse development is comprised of development on the Excess Casualty class of business of $87, the National Accounts class of business of $83, the Executive Liability class of business of $69 for all other lines. $120 of favorable development from the Japan branch transfer. Original estimates are increased or decreased as additional information becomes known regarding individual claims. Included in this increase is $32 of unfavorable prior year loss development on retrospectively rated policies as of December 31, 2014, which was offset by additional premiums.

The Company's reserves for losses and LAE have been reduced for anticipated salvage and subrogation of $242, $189 and $190 as of December 31, 2016, 2015 and 2014, respectively. The Company paid $36, $11 and $11 in the reporting period to settle 54, 236 and 190 claims related to extra contractual obligations or bad faith claims stemming from lawsuits as of December 31, 2016, 2015 and 2014, respectively.

A. Asbestos/Environmental Reserves
--------------------------------------------------------------------------------

The Company has indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1986 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company has exposure to asbestos and/or environmental losses and LAE costs arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                              Asbestos Losses    Environmental Losses
                                           --------------------  -------------------
December 31,                                2016   2015   2014   2016   2015   2014
------------                               -----  -----  ------  ----   ----   ----
   Direct -
Loss and LAE reserves, beginning of year   $ 819  $ 969  $1,186  $149   $ 97   $ 84
Impact of pooling restructure transaction    137     --      (1)   25     --      5
Incurred losses and LAE                       37    (29)   (107)   91     62     33
Calendar year paid losses and LAE           (155)  (121)   (109)  (10)   (10)   (25)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $ 838  $ 819  $  969  $255   $149   $ 97
                                           -----  -----  ------  ----   ----   ----
   Assumed reinsurance -
Loss and LAE reserves, beginning of year   $ 264  $ 273  $  281  $ 14   $ 13   $  5
Impact of pooling restructure transaction     43     --     (41)    2     --     --
Incurred losses and LAE                        1     33     114    (1)     1      9
Calendar year paid losses and LAE            (59)   (42)    (81)   --     --     (1)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $ 249  $ 264  $  273  $ 15   $ 14   $ 13
                                           -----  -----  ------  ----   ----   ----
   Net of reinsurance -
Loss and LAE reserves, beginning of year   $   9  $  --  $   --  $ --   $ 55   $ 51
Impact of pooling restructure transaction      2     --      --    --     --     (2)
Incurred losses and LAE                       --     --      --    --     37     18
Calendar year paid losses and LAE            (10)     9      --    --    (92)   (12)
                                           -----  -----  ------  ----   ----   ----
Loss and LAE Reserves, end of year         $   1  $   9  $   --  $ --   $ --   $ 55
                                           =====  =====  ======  ====   ====   ====

The Company estimates the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

--------------------------------------------------------------------------------
31 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Included in the above table are loss and LAE - IBNR and bulk reserves arising from pre-1986 general liability, product liability, commercial multi-peril and excess liability insurance or reinsurance policies as noted below:

                                 Loss Reserves LAE Reserves
Asbestos                         ------------- ------------
December 31,                     2016   2015   2016   2015
------------                     ----   ----   ----   ----
Direct basis:                    $444   $376   $49    $42
Assumed reinsurance basis:         68     81     8      9
Net of ceded reinsurance basis:    --      1    --     --

                                 Loss Reserves LAE Reserves
Environmental                    ------------- ------------
December 31,                     2016   2015   2016   2015
------------                     ----   ----   ----   ----
Direct basis:                    $ 90   $ 67   $39    $29
Assumed reinsurance basis:          4      2     2      1
Net of ceded reinsurance basis:    --     --    --     --

B. Loss Portfolio Transfer
--------------------------------------------------------------------------------

Effective December 2015, certain AIG affiliated insurers (collectively, the "Reinsureds", each of which is a member of the Combined Pool) entered into four loss portfolio transfer reinsurance agreements with Eaglestone. Under these agreements, the Reinsureds ceded loss portfolio transfers of certain liabilities as follows: (1) Legacy Environmental loss reserves, (2) certain "Runoff" loss reserves, (3) certain Environmental Impairment Liability loss reserves, and (4) certain Medical Malpractice loss reserves. The total consideration paid by the Reinsureds, on a funds withheld basis, was approximately $1,490, equal to the total of the subject reserves for unearned premiums, and nominal losses and loss adjustment expenses (including IBNR). Pursuant to a permitted practice approved by the Company's regulator, the Company recognized its share of the consideration paid as paid losses, rather than as ceded premiums written and earned. Following the cession, the Company recognized a reduction in discount of $13 on the assumed loss reserves associated with one of the LPT agreements.

NAIC SSAP allow for prospective accounting treatment for intercompany reinsurance agreements among companies 100% owned by a common parent provided there is no gain in surplus as a result of the transaction. Transfer of consideration in an amount equal to the statutory book value of the net reinsured liabilities ensures that there is no impact to surplus. In determining whether there was a gain in surplus as a result of the transaction, the Company excludes certain second order accounting effects, including loss reserve discounts and deferred tax effects. As a result, all of the LPT agreements are treated as prospective reinsurance by all parties to the LPTs.

Effective April 2014, the Reinsureds executed two reinsurance agreements whereby the Combined Pool ceded portfolio transfers of certain Public Entity and Occupational Accident reserves to Eaglestone. Total premiums transferred as part of this transaction were $253 (equal to total reserves transferred).

C. Discounting of Liabilities for Unpaid Losses or Unpaid Loss Adjustment
   Expenses
--------------------------------------------------------------------------------

The Company discounts its workers' compensation (both tabular and non-tabular) reserves.

The calculation of the Company's tabular discount is based upon the mortality table used in the 2007 US Decennial Life Table, and applying a 3.5 percent interest rate. Only case basis reserves are subject to tabular discounting. The December 31, 2016 and 2015 liabilities include $1,619 and $1,243 of such discounted reserves, respectively.

--------------------------------------------------------------------------------
32 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Tabular Reserve Discount
--------------------------------------------------------------------------------

The table below presents the amount of tabular discount applied to the Company's reserves as of December 31, 2016, 2015 and 2014.

Lines of Business                    2016 2015 2014
-----------------                    ---- ---- ----
Workers' Compensation Case Reserves  $96  $191 $187

Non-Tabular Discount
--------------------------------------------------------------------------------

The Company's non-tabular workers' compensation case reserves are discounted using the Company's own payout pattern and a 5 percent interest rate, as prescribed by NY SAP. The table below presents the amount of non-tabular discount applied to the Company's reserves as of December 31, 2016, 2015 and 2014.

Lines of Business                    2016 2015 2014
-----------------                    ---- ---- ----
Workers' Compensation Case Reserves  $159 $306 $383

6. Related Party Transactions
--------------------------------------------------------------------------------

A. Combined Pooling Agreement
--------------------------------------------------------------------------------

As described in Note 1, effective January 1, 2016, the Combined Pooling Agreement was amended and restated among the twelve member companies. In order to rebalance the capital accounts of the companies in the Combined Pool, certain participants of the Combined Pool made distributions or received contributions of capital during February 2016. C&I distributed to AIG PC US, its parent, an amount of $700, of which $158 was an extraordinary dividend and $542 was a return of capital. Subsequently, AIG PC US made a contribution to American Home in the amount of $700.

--------------------------------------------------------------------------------
33 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the changes in assets, liabilities and surplus as a result of the 2016 Pooling Restructure Transaction:

                                                                     Amount
                                                                     ------
Assets:
   Agents' balances or uncollected premiums                          $  286
Amounts recoverable from reinsurers                                      51
   Funds held by or deposited with reinsured companies                   31
   Other insurance assets                                                37
                                                                     ------
       Total Assets                                                     405
                                                                     ------
Liabilities
   Unearned premium reserves (net)                                      521
   Reinsurance payable on paid losses and loss adjustment expenses       34
   Reserves for losses and loss adjustment expenses (net)             2,265
   Funds held by company under reinsurance treaties                     227
   Ceded reinsurance premiums payable                                    47
   Other insurance liabilities                                          140
                                                                     ------
       Total Liabilities                                             $3,234
                                                                     ------
Statement of Operations and Changes in Surplus
   Net premiums written                                              $  521
   Change in unearned premium reserves                                 (521)
                                                                     ------
   Premiums earned                                                       --
                                                                     ------
   Other underwriting expenses incurred                                  82
                                                                     ------
   Net income                                                            82
                                                                     ------
   Total change in Surplus                                               82
                                                                     ------
Net Impact                                                           $2,747
                                                                     ------
Consideration received
   Securities received                                               $   18
   Cash received                                                      2,729
                                                                     ------
Consideration Received                                               $2,747
                                                                     ------

Other underwriting expenses incurred represent the net expense allowance impact to the Company pursuant to the Combined Pooling Agreement.

The Company received a permitted practice from the domiciliary state that resulted in the reporting of consideration for the transfer of undiscounted loss reserves as paid (or negative paid) losses within losses incurred, rather than presenting such amounts within premiums written and earned. This permitted practice only relates to the inception of the pooling arrangement. As a result, the consideration paid relating to unearned premium is reflected as negative premiums written, as offset by the change in unearned premium, and the consideration relating to the transfer of undiscounted loss reserves and loss adjustment expenses was recorded as negative paid losses, as offset by the change in net losses incurred. This permitted practice had no effect upon net income or surplus for the period.

--------------------------------------------------------------------------------
34 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Statutory accounting principles allow for prospective accounting treatment for modifications to existing intercompany pooling agreements that do not result in a gain in surplus to the insurance group or to impacted companies. Transfer of both assets and the liabilities valued at statutory book value ensures that there is no impact to surplus as a result of implementing a modification to an existing pooling arrangement. Under the terms of the Combined Pooling agreement, which was approved by the individual company's Insurance Department state of domicile, all assets and liabilities were transferred at statutory book value, gross of admissibility, recoverability allowances, provisions and discount amounts. Due to the adjustment for these amounts, there were impacts to the individual companies' net income and surplus amounts, mainly due to the prescribed or permitted practices of the individual company's Insurance Department state of domicile in comparison to other states of domicile. Specifically, changes in discount resulting from the net reduction in workers' compensation reserves retained following the reduction in the Company's pooling participation were reflected as a charge to income based on the state prescribed discount rates. In addition, the Companies were compensated for any previous acquisition costs associated with unearned premium reserves that were subject to transfer, as well as certain expense reallocations that had no effect to the Combined Pool. As a result of the transaction, the Company recorded an increase/(decrease) in its Assets, Liabilities, Surplus and Net Income subsequent to the changes associated with the net consideration received (described above), yet inclusive of the change in discount, acquisition costs and expense reallocation adjustments as follows:

                                Net Admitted
Line Description                   Assets    Liabilities Surplus Net Income
----------------                ------------ ----------- ------- ----------
Change in nonadmitted assets        $--          $--      $(21)     $ --
Worker's compensation discount       --           --        83        83
Other allocations                    --           --       (20)      (14)
                                    ---          ---      ----      ----
Total                               $--          $--      $ 42      $ 69
                                    ===          ===      ====      ====

B. American International Overseas Association
--------------------------------------------------------------------------------

AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of applicable Association members, New Hampshire, American Home and National Union.

At the time of forming the Association, the member companies entered into a reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The 2016, 2015 and 2014 participation percentages for the Association pool member companies are set forth in the table below:

                                             NAIC Co. Participation
Member Company                                 Code      Percent
--------------                               -------- -------------
Combined Pool Member companies, as follows:
   National Union                             19445        78%
   New Hampshire                              23841        12%
   American Home                              19380        10%
                                              =====        ==

The Company's participation in the Association is pooled among all Pool members in proportion to their participation in the Combined Pool.

The Association's fiscal year end is November 30. Although the fiscal year end for the members of the Company is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end (and therefore on a one month lag).

--------------------------------------------------------------------------------
35 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


The Company's participation in the Association's assets and liabilities at December 31, 2016 and 2015 was as follows:

December 31,                                    2016    2015
------------                                   ------  ------
Assumed reinsurance premiums receivable        $  351  $  235
Funds held by ceding reinsurers                   155     167
Reinsurance recoverable                            60      67
Equity in underwriting pools and associations      40      12
                                               ------  ------
Total assets                                      606     481
                                               ------  ------
Loss and LAE reserves                             715     609
Unearned premium reserves                         302     276
Funds held                                         17      19
Ceded balances payable                            101      70
Assumed reinsurance payable                       176      98
Other liabilities                                  15      11
                                               ------  ------
Total liabilities                               1,326   1,083
                                               ------  ------
Total surplus (deficit)                        $ (720) $ (602)
                                               ======  ======

The Company's cash flow includes the impact of cash collected and paid by Association. The net impact of operating cash collected (paid) by Association for the year ended December 31, 2016, 2015, and 2014 was $(25), $73, and $113, respectively, which are included as part of the Equities in underwriting pools and associations on the Statement of Cash Flows.

C. Significant Transactions
--------------------------------------------------------------------------------

The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred during 2016, 2015 and 2014 between the Company and affiliated companies in which the value exceeded one-half of one percent of the Company's admitted assets as of December 31, 2016, 2015 and 2014:

                                                                 Assets                  Assets
                                                                Received               Transferred
                                                                 by the                  by the
2016                                                             Company                 Company
----                                                    ------------------------- ---------------------
                     Explanation of       Name of       Statement                 Statement
Date of Transaction   Transaction        Affiliate        Value     Description     Value   Description
-------------------  --------------   ----------------- --------- --------------- --------- -----------
                      Receivable for
                      Capital
01/25/16              Contribution(a) AIG PC US           $650      Securities      $ --            --
02/29/16              Capital         AIG PC US                     Securities                      --
                      Contribution                         700                        --
06/30/16              Dividend        AIG PC US             --          --           300    Securities
09/30/16              Dividend        AIG PC US             --                       300    Securities
Various               Sale of         The Variable                                             Cash
                      Securities      Annuity Life
                                      Insurance
                                      Company              310                       310
Various               Purchase of     American General            Securities/Cash           Securities
                      Securities      Life Insurance
                                      Company              187                       187

(a)Refer to Note 11 for more details

--------------------------------------------------------------------------------
36 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                                 Assets                Assets
                                                                                Received             Transferred
                                                                                 by the                by the
2015                                                                             Company               Company
----                                                                      --------------------- ---------------------
Date of                                                                   Statement             Statement
Transaction  Explanation of Transaction         Name of Affiliate           Value   Description   Value   Description
-----------  --------------------------  -------------------------------- --------- ----------- --------- -----------
2/2/2015     Dividend                    AIG PC US                         $   --       --        $600       Cash
3/27/2015    Purchase of securities      AIG                                  149   Securities     149       Cash
4/20/2015    Sale of securities          National Union                       180      Cash        180    Securities
5/1/2015     Purchase of securities      National Union                       171   Securities     171       Cash
5/15/2015    Sale of securities          Eaglestone                           164      Cash        164    Securities
5/15/2015    Purchase of securities      Eaglestone                           164   Securities     164       Cash
6/29/2015    Dividend                    AIG PC US                             --       --         286    Securities
6/29/2015    Dividend                    AIG PC US                             --       --          14       Cash
6/30/2015    Parent loan (a)             AIG PC US                            211      Cash         --        --
7/1/2015     Repayment of Parent loan    AIG PC US                             --       --         211       Cash
8/10/2015    Sale of securities          National Union                       244      Cash        244    Securities
8/28/2015    Dividend                    AIG PC US                             --       --         300       Cash
             Securities transferred      American General Life Insurance              Private             Securities
12/31/2015                               Company                              362     Equity       362
12/31/2015   Capital Contribution (b)    AIG PC US                            650   Receivables     --        --

(a)Refer to Note 6H for more details on the Parent loan.
(b)Refer to Note 11 for more details

                                                                                 Assets                Assets
                                                                                Received             Transferred
                                                                                 by the                by the
2014                                                                             Company               Company
----                                                                      --------------------- ---------------------
Date of                                                                   Statement             Statement
Transaction  Explanation of Transaction         Name of Affiliate           Value   Description   Value   Description
-----------  --------------------------  -------------------------------- --------- ----------- --------- -----------
1/17/2014    Capital Contribution (a)    AIG PC US                         $1,293   Securities    $ --            --
1/17/2014    Capital Contribution (a)    AIG PC US                              1      Cash         --            --
1/17/2014    Capital Changes (a)         AIG PC US                              9     In Kind       --            --
4/1/2014     Dividend (b)                AIG PC US                             --       --         234    Securities
12/19/2014   Dividend                    AIG PC US                             --       --         150          Cash
12/31/2014   Capital Contribution (c)    AIG PC US                             21     In Kind       --            --
Various      Purchase of securities      C&I                                  629   Securities     630       Various
Various      Purchase of securities      ISOP                                 648   Securities     654          Cash
Various      Purchase of securities      NHIC                                 582   Securities     585          Cash

(a)2014 Pooling Restructure Transaction
(b)Refer to Note 6D for more details on the Company's Japan Branch Conversion
(c)Refer to Note 1E, Income Taxes, for more detail

D. Restructuring Foreign Operations
--------------------------------------------------------------------------------

In 2015, as part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC continued to restructure the foreign branch operations of the Pool members. Generally, the results of these foreign branch operations, with the exception of American Home's Japan and Argentina branches, were historically reported as part of the operations of the Association by its member companies. The U.S. member companies of the Association share their participation with the other members of the Combined Pool. Seven branches formerly consolidated through the Association were directly consolidated to their direct member owner. With the exception of Argentina, Jamaica and Dubai, the branches are subject to the Combined Pooling Agreement.

--------------------------------------------------------------------------------
37 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Purchase of SCA
--------------------------------------------------------------------------------

As part of its legal entity simplification efforts, on April 1, 2015, the Company issued a $122 promissory note to AIU as consideration for the purchase of AIG Insurance Company China Limited. AIU distributed the promissory note within the AIG group of companies, and the promissory note was returned to the Company as a capital contribution.

Japan Branch Conversion
--------------------------------------------------------------------------------

On April 1, 2014, The Company transferred substantially all the assets and liabilities of its Japan Branch to American Home Assurance Co. Ltd. ("AHJ"), a Japanese-domiciled insurance company that is 100% owned by AIG Property Casualty International ("PCI"), in exchange for 1,000 Class A shares of AHJ ("the AHJ Shares"). The AHJ Shares received by American Home were then distributed to AIG and such shares were further distributed to AIG PC and then contributed to PCI as capital contributed from AIG PC. The fair value for the AHJ shares was $234 equal to the fair value of the branch on the effective date of transfer. The remainder of the assets and liabilities were transferred on April, 26, 2016.

The following reflects the impact of American Home's Japan Branch transfer (at statement value) on American Home's statutory financial statements during 2014:

                                                       Net Impact
                                                       ----------
Assets
Cash and invested assets                                 $(895)
Agents' balances or uncollected premiums                   (34)
Reinsurance recoverable on loss payments                   (29)
Receivables from parent, subsidiaries and affiliates        (3)
Other admitted assets                                      (16)
                                                         -----
Total admitted assets                                     (977)
                                                         -----
Liabilities
Reserves for losses and LAE                               (181)
Unearned premium reserves                                 (385)
Commissions, premium taxes and other expenses payable       (9)
Reinsurance payable on paid loss and LAE                   (33)
Funds held by company under reinsurance treaties            (4)
Other liabilities                                          (83)
                                                         -----
Total liabilities                                         (695)
                                                         -----
Net assets                                               $(284)
                                                         -----
Statement of Operations
Premium written                                          $(567)
                                                         -----
Premiums earned                                           (181)
Losses incurred                                           (181)
Net realized capital gains - investment                     26
Net realized capital (losses) - foreign exchange           (39)
Net realized capital (losses) - other                      (96)
                                                         -----
Net Income / (Loss)                                       (109)
                                                         -----
Change in unrealized capital (loss)                        (26)
Change in unrealized foreign exchange                       39
Change in nonadmitted assets                                46
                                                         -----
Total change in capital and surplus                        (50)
                                                         -----
Net Impact                                                (234)
                                                         -----
Dividends to stockholder                                 $(234)
                                                         -----

The impact on net income from the transaction includes a net realized loss of $109 comprised of the difference between the statutory net assets transferred, adjusted for nonadmitted assets (primarily capitalized EDP costs) of $96, the fair value of the stock distributed, to a loss on the realization of foreign exchange net assets $39, partially offset by the gain on the sale of invested assets of $26.

--------------------------------------------------------------------------------
38 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company and AHJ followed a statutory notice procedure, provided for under Japanese law, to facilitate the transfer of the branch's in-force business to AHJ without the need to obtain consent from each policyholder or ceding company individually. Based on the responses received during the notice procedure, the Company and AHJ determined that eligible policyholders effectively consented to the transfer. As a result, the completion of the notice procedure resulted in complete extinguishment of American Home's obligations under insurance policies eligible for transfer under the notice procedure.

AHJ agreed to assume primary responsibility (including policy administration and claims handling) for the policies not eligible under the notice procedure (the "Excluded Policies"), and further agreed to indemnify, defend and hold harmless the Company for any costs or expense the Company incurs with respect to such policies. In addition, AIG Japan Holding Kabushiki Kaisha ("AIGJHKK"), an affiliated company which owns 100% of AHJ, has agreed to guarantee AHJ's obligations to indemnify the Company for any costs or expenses arising from the Excluded Policies after the transfer date.

As a result of AHJ's assuming primary responsibility for the Excluded Policies and the Company's determination that it is probable that the Company will not be called upon to make any payments with respect to the Excluded Policies, the Company has reduced its loss reserves on such policies to zero from the effective date of the transfer. There were approximately $18 and $32 in loss reserves on Excluded Policies recorded by AHJ as of December 31, 2016 and 2015, respectively.

E. Amounts Due to or from Related Parties
--------------------------------------------------------------------------------

At December 31, 2016 and 2015, the Company reported the following receivables/payables balances from/to its Ultimate Parent, subsidiaries and affiliates (excluding reinsurance transactions). Intercompany agreements have defined settlement terms and related receivables are reported as nonadmitted if balances due remain outstanding more than ninety days past the due date as specified in the agreement.

As of December 31,                                   2016 2015
------------------                                   ---- ----
Balances with National Union                         $ -- $ 29
Balances with other member pool companies               1    1
Balances with other affiliates                         12  654
                                                     ---- ----
Receivable from parent, subsidiaries and affiliates  $ 13 $684
                                                     ---- ----
Balances with National Union                         $406 $ 14
Balances with other member pool companies               3    1
Balances with other affiliates                         60  190
                                                     ---- ----
Payable to parent, subsidiaries and affiliates       $469 $205
                                                     ==== ====

Federal and foreign income taxes recoverable (payable) under the Tax Sharing Agreement at December 31, 2016 and 2015 were $87 and $(5), respectively.

The Company did not change its methods of establishing terms regarding any transactions with its affiliates during the years ended December 31, 2016 and 2015.

--------------------------------------------------------------------------------
39 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

F. Guarantees or Contingencies for Related Parties
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guarantees all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies, as disclosed in Note 10.

G. Management, Service Contract and Cost Sharing Arrangements
--------------------------------------------------------------------------------

As an affiliated company of AIG, the Company utilizes centralized services from AIG and its affiliates. The Company is allocated a charge for these services, based on the amount of incremental expense associated with operating the Company as a separate legal entity. The amount of expense allocated to the Company each period was determined based on an analysis of services provided to the Company.

The following table summarizes fees incurred related to affiliates that exceeded one-half of one percent of the Company's admitted assets during 2016, 2015 and 2014:

Affiliates                                                        2016 2015 2014
----------                                                        ---- ---- ----
AIG Global Claims Services, Inc.                                  $173 $250 $265
AIG PC Global Services, Inc.*                                       --  166  153
                                                                  ---- ---- ----
   Total                                                          $173 $416 $418
                                                                  ==== ==== ====

* AIG PC Global Services, Inc. is below one-half of one percent in 2016 is presented to show prior years

In 2016, 2015 and 2014 management service costs included severance expenses pertaining to an AIG-wide initiative to centralize work streams into lower cost locations and create a more streamlined organization.

As of December 31, 2016 and 2015, short-term investments included amounts invested in the AIG Managed Money Market Fund of $3 and $11, respectively.

H. Borrowed Money
--------------------------------------------------------------------------------

The Company (among other affiliates) is a borrower under a Loan Agreement, dated December, 2014, with AIG, as lender, pursuant to which the Company may borrow funds from AIG from time to time (the "Loan Facility"). The aggregate amount of all loans that may be outstanding to the Company under the Loan Facility at a given time is $500. As of December 31, 2016, the Company had no outstanding liability. As of December 31, 2015, the Company had an outstanding liability in the amount of $30 due to AIG, which was settled in January 2016.

Principal amounts are due on the one year anniversary of the date on which the loan was made. At the option of the Company, early repayment may be made. Interest at a rate equal to LIBOR + 15bps is required to be paid annually.

Significant debt terms and covenants include the following:

.. The Company must preserve and maintain its legal existence while maintaining all rights, privileges and franchises necessary to the normal conduct of its business;

.. The Company must take, or cause to be taken, all other actions reasonably necessary or desirable to preserve and defend the rights of the Lender to payment hereunder, and to assure to the Lender the benefits hereof and;

.. The Company must not merge with or into or consolidate with any other person, sell, transfer or dispose of all or substantially all of its assets or undergo any change in the control of its voting stock unless (a) such merger or consolidation is with or into a wholly-owned subsidiary of Lender,
   (b) such sale or transfer is to a wholly-owned subsidiary of the Lender or
   (c) the Company receives the prior written authorization from the Lender.

There have been no violations of the terms and covenants associated with the debt issuance.

--------------------------------------------------------------------------------
40 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

7. Reinsurance
--------------------------------------------------------------------------------

In the ordinary course of business, the Company may use both treaty and facultative reinsurance to minimize its net loss exposure to a) any single catastrophic loss event; b) to an accumulation of losses from a number of smaller events; or c) to provide greater risk diversification. In addition, the Company assumes reinsurance from other insurance companies. Based on the terms of the reinsurance contracts, a portion of expected IBNR losses will be recoverable in accordance with terms of the reinsurance protection purchased. This determination is necessarily based on the estimate of IBNR and accordingly, is subject to the same uncertainties as the estimate of IBNR. Ceded amounts related to paid and unpaid losses and loss expenses with respect to these reinsurance agreements are generally substantially collateralized. The Company remains liable to the extent that the reinsurers do not meet their obligation under the reinsurance contracts after any collateral is exhausted, and as such, the financial condition of the reinsurers is regularly evaluated and monitored for concentration of credit risk.

The following table presents direct, assumed reinsurance and ceded reinsurance written and earned for the year ended December 31, 2016, 2015 and 2014:

Years Ended December 31,                  2016                     2015                     2014
------------------------             ------------------------ ------------------------ ------------------------
                                     Written      Earned      Written      Earned      Written      Earned
                                     -------      ------      -------      ------      -------      ------
Direct premiums                      $  715       $  481      $  576       $  378      $ (211)      $  172
Reinsurance premiums assumed:
   Affiliates                         8,658        8,182       7,714        7,503       7,799        7,460
   Non-affiliates                       311          217         109          160         134          129
                                     ------       ------      ------       ------      ------       ------
       Gross premiums                 9,684        8,880       8,399        8,041       7,722        7,761
                                     ------       ------      ------       ------      ------       ------
Reinsurance premiums ceded:
   Affiliates                         1,513        1,169       1,118          972         764          713
   Non-affiliates                     1,903        1,659       1,572        1,574       1,458        1,454
                                     ------       ------      ------       ------      ------       ------
       Net premiums                  $6,268       $6,052      $5,709       $5,495      $5,500       $5,594
                                     ======       ======      ======       ======      ======       ======
2014 Direct Written Premiums included the impact of ($726) reserve transfer due to the Japan Branch Conversion.

As of December 31, 2016 and 2015, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                    Unearned Premium Paid Losses and Reserves for Losses
                        Reserves           LAE             and LAE
                    ---------------- --------------- -------------------
December 31, 2016:
   Affiliates            $1,007           $ 64             $10,436
   Non-affiliates           700            275               7,865
                         ------           ----             -------
   Total                 $1,707           $339             $18,301
                         ======           ====             =======

December 31, 2015:
   Affiliates            $  663           $ 86             $ 9,417
   Non-affiliates           455            252               2,688
                         ------           ----             -------
   Total                 $1,118           $338             $12,105
                         ======           ====             =======

--------------------------------------------------------------------------------
41 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


A. Reinsurance Return Commission
--------------------------------------------------------------------------------

The maximum amount of return commission which would have been due to reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2016 and 2015 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance                Ceded Reinsurance                        Net
                    --------------------------------- --------------------------------- --------------------------------
                    Premium Reserve Commission Equity Premium Reserve Commission Equity Premium Reserve Commission Equity
                    --------------- ----------------- --------------- ----------------- --------------- -----------------
December 31, 2016
   Affiliates           $4,420            $750            $1,007            $160            $3,413            $590
   All Other               139              24               700             111              (561)            (87)
                        ------            ----            ------            ----            ------            ----
Total                   $4,559            $774            $1,707            $271            $2,852            $503
                        ======            ====            ======            ====            ======            ====

December 31, 2015*
   Affiliates           $3,943            $623            $  663            $132            $3,280            $491
   All Other                45               7               455              90              (410)            (83)
                        ------            ----            ------            ----            ------            ----
Total                   $3,988            $630            $1,118            $222            $2,870            $408
                        ======            ====            ======            ====            ======            ====

* The table above has been revised to correct the assumed and ceded reinsurance commission equity balances as of December 31, 2015. Affiliate commission equity ceded and net have been adjusted by $270 and ($133), respectively. Non affiliate commission equity ceded and net have been adjusted by $185 and ($184), respectively. All other adjustments are not considered significant. There was no impact from these adjustments to the Company's asset, liability or surplus positions for the current or prior years.

B. Unsecured Reinsurance Recoverable
--------------------------------------------------------------------------------

The aggregate unsecured reinsurance balances (comprising recoverables for paid and unpaid losses and LAE and unearned premium reserves) in excess of three percent of policyholders' surplus at December 31, 2016 and 2015 with respect to an individual reinsurer, and each of such reinsurer's related group members having an unsecured aggregate reinsurance balance with the company, are as follows:

Reinsurer                                 2016    2015
---------                                ------- ------
Affiliates:
   Combined Pool (a)                     $ 9,027 $7,856
   Eaglestone                                986    903
   Other affiliates                           54     13
                                         ------- ------
   Total affiliates                       10,067  8,772
                                         ------- ------
   Swiss Reinsurance America Corp            590    397
   Munich Reinsurance Group (b)              227     --
   Berkshire Hathaway Group (b)            1,025     --
                                         ------- ------
Total Non-affiliates                       1,842    397
                                         ------- ------
   Total affiliates and non-affiliates   $11,909 $9,169
                                         ======= ======

(a)Includes intercompany pooling impact of $812 related to Unearned Premium Reserve, $8,049 related to Reserves for Losses and LAE and $23 related to Paid losses and LAE as of and for the year ended December 31, 2016, and $448, $7,240, and $27, respectively, as of and for the year ended
   December 31, 2015.
(b)Munich Reinsurance Group and Berkshire Hathaway Group were below 3% in 2015.

C. Reinsurance Recoverable in Dispute
--------------------------------------------------------------------------------

At December 31, 2016 and 2015, the aggregate of all disputed items did not exceed ten percent of capital and surplus and there were no amounts in dispute for any single reinsurer that exceeded five percent of capital and surplus. The total reinsurance recoverable balances in dispute are $86 and $78 as of December 31, 2016 and 2015, respectively.

--------------------------------------------------------------------------------
42 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

D. Reinsurance Agreements Qualifying for Reinsurer Aggregation
--------------------------------------------------------------------------------

In 2011, the Combined Pool companies entered into a loss portfolio transfer reinsurance agreement with Eaglestone, an affiliate, which provides coverage up to a limit of $5,000 for the Pool's net asbestos exposures. Effective the same date, Eaglestone retroceded the majority of this exposure to NICO, an unaffiliated company. National Indemnity provides coverage up to a limit of $3,500 for subject business covered under the agreement. National Indemnity administers claims and pursues amounts recoverable from the Combined Pool companies' reinsurers with respect to paid losses and loss adjustment expenses. To the extent that the prior reinsurers pay, the amounts are collected and retained by National Indemnity. National Indemnity maintains funds in trust for the benefit of Eaglestone under the contract; as of December 31, 2016 and 2015 the amount in trust was $3,135 and $2,768, respectively. The amount of the unexhausted limit under the National Indemnity agreement as of December 31, 2016 and 2015 was $1,353 and $1,338, respectively. The Company has accounted for its cession to Eaglestone as prospective reinsurance.

During 2015, the Combined Pool completed a commutation with Transatlantic Reinsurance Company and its subsidiaries ("Transatlantic") associated with both ceded and assumed reinsurance agreements covering the amounts due under, or in connection with, 1986 and prior reinsurance agreements and U.S. asbestos claims under 1987 and later reinsurance agreements. A total of $400 was paid by Transatlantic as a net commutation payment. A significant portion of the commuted arrangements related to asbestos losses that are subject to the retroactive reinsurance agreement with National Indemnity. Of the total consideration, Transatlantic paid $350 directly to National Indemnity pursuant to the Company's arrangement whereby National Indemnity administers the claims, bills and collects directly from reinsurers. The Combined Pool recognized a loss of $44 related to the portion of the commutation arrangement retained by the Combined Pool member companies, of which the Company's pool share was $13.

8. Income Taxes
--------------------------------------------------------------------------------

At December 31, 2016, the Company recorded gross deferred tax assets ("DTA") of $1,748. A valuation allowance was established on deferred tax assets net of liabilities of $32 as it is management's belief that certain assets will not be realized in the foreseeable future. Tax planning strategies had no impact on the determination of the net admitted DTA.

The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2016 and 2015 are as follows:

                                               12/31/2016              12/31/2015                Change
                                         ----------------------- ----------------------- ---------------------
                                         Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                         -------- ------- ------ -------- ------- ------ -------- ------- -----
Gross DTA                                 $1,556   $192   $1,748  $1,423   $166   $1,589   $133    $ 26   $159
Statutory Valuation Allowance                 --     32       32      --     --       --     --      32     32
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Adjusted Gross DTA                         1,556    160    1,716   1,423    166    1,589    133      (6)   127
Nonadmitted DTA                              387     --      387     250     --      250    137      --    137
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Subtotal Admitted DTA                      1,169    160    1,329   1,173    166    1,339     (4)     (6)   (10)
DTL                                          328    160      488     293    200      493     35     (40)    (5)
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
Net Admitted DTA/(DTL)                    $  841   $ --   $  841  $  880   $(34)  $  846   $(39)   $ 34   $ (5)
                                          ======   ====   ======  ======   ====   ======   ====    ====   ====

The following table shows the summary of the calculation for the net admitted DTA as of December 31, 2016 and
2015:

                                               12/31/2016              12/31/2015                Change
                                         ----------------------- ----------------------- ---------------------
                                         Ordinary Capital Total  Ordinary Capital Total  Ordinary Capital Total
                                         -------- ------- ------ -------- ------- ------ -------- ------- -----
Carried back losses that reverse in
  subsequent three calendar years         $   --   $ --   $   --  $   --   $ --   $   --   $ --    $ --   $ --
Adjusted gross DTAs realizable within
  36 months or 15 percent of statutory
  surplus (the lesser of 1 and 2 below)      841     --      841     846     --      846     (5)     --     (5)
   1. Adjusted gross DTAs realizable
     within 36 months                        966     --      966     846     --      846    120      --    120
   2. 15 percent of statutory surplus         --     --      841      --     --      869     --      --    (28)
Adjusted gross DTAs that can be offset
  against DTLs                               328    160      488     327    166      493      1      (6)    (5)
                                          ------   ----   ------  ------   ----   ------   ----    ----   ----
   Total DTA admitted as the result of
     application of SSAP 101              $1,169    160    1,329  $1,173   $166   $1,339   $ (4)   $ (6)  $(10)
                                          ======   ====   ======  ======   ====   ======   ====    ====   ====

--------------------------------------------------------------------------------
43 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


                                                                                                                  2016    2015
                                                                                                                 ------  ------
Ratio percentage used to determine recovery period and threshold limitation amount                                  362%    347%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (2) above.  $5,607  $5,795

The following table shows the components of the current income tax expense (benefit) for the periods listed:

For the years ended December 31,           2016  2015  Change
--------------------------------           ----  ----  ------
Federal income tax                         $(45) $(14)  $(31)
Foreign income tax                           11     4      7
                                           ----  ----   ----
Subtotal                                    (34)  (10)   (24)
                                           ----  ----   ----
Federal income tax on net capital gains      61    15     46
                                           ----  ----   ----
Federal and foreign income taxes incurred  $ 27  $  5   $ 22
                                           ====  ====   ====

The following table shows the components of the DTA split between ordinary and capital DTA as of December 31, 2016 and 2015:

                                           2016   2015  Change
                                          ------ ------ ------
Ordinary
Discounting of unpaid losses              $  309 $  294 $  15
Nonadmitted assets                            61     86   (25)
Unearned premium reserve                     304    269    35
Bad debt expense                              26     29    (3)
Net operating loss carry forward             620    399   221
Foreign tax credit carry forwards             57     51     6
Deferred tax on foreign operations            --      1    (1)
Investments                                   78    261  (183)
Mortgage Contingency Reserve                  23      8    15
Intangible Assets                             21     --    21
Other temporary difference                    57     25    32
                                          ------ ------ -----
Subtotal                                   1,556  1,423   133
Nonadmitted                                  387    250   137
                                          ------ ------ -----
Admitted ordinary deferred tax assets     $1,169 $1,173 $  (4)
                                          ------ ------ -----
Capital
Investments                               $  181 $  146 $  35
Unrealized capital losses                     11     19    (8)
Deferred loss on branch conversions           --      1    (1)
                                          ------ ------ -----
Subtotal                                     192    166    26
                                          ------ ------ -----
Statutory valuation allowance adjustment      32     --    32
                                          ------ ------ -----
Admitted capital deferred tax assets         160    166    (6)
                                          ------ ------ -----
Admitted deferred tax assets              $1,329 $1,339 $ (10)
                                          ====== ====== =====

--------------------------------------------------------------------------------
44 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The following table shows the components of the DTL split between ordinary and capital DTL as of December 31, 2016 and 2015:

                                       2016 2015 Change
                                       ---- ---- ------
Ordinary
Investments                            $124 $271 $(147)
Intangible Assets                        14   --    14
Deferred Reinsurance Gain               180   --   180
Other temporary differences              10   22   (12)
                                       ---- ---- -----
Subtotal                               $328 $293 $  35
                                       ---- ---- -----
Capital
Investments                            $ 65 $ 81 $ (16)
Unrealized capital gains                 94  119   (25)
Deferred Impact of branch conversions     1   --     1
                                       ---- ---- -----
Subtotal                                160  200   (40)
                                       ---- ---- -----
Deferred tax liabilities                488  493    (5)
                                       ---- ---- -----
Net deferred tax assets/liabilities    $841 $846 $  (5)
                                       ==== ==== =====

The change in net deferred tax assets is comprised of the following:

                                                              2016    2015   Change
                                                             ------  ------  ------
Adjusted gross deferred tax assets                           $1,716  $1,589   $127
Total deferred tax liabilities                                 (488)   (493)     5
                                                             ------  ------   ----
Net deferred tax assets/ (liabilities)                        1,228   1,096    132
Deferred tax assets/(liabilities) - SSAP 3                                      (2)
Deferred tax assets/(liabilities) - unrealized                                  16
                                                                              ----
Total change in net deferred tax                                              $118
                                                                              ====
Change in deferred tax - current year                                          112
Change in deferred tax - current year - other surplus items                      6
                                                                              ----
Change in deferred tax - current year - total                                 $118
                                                                              ====

The following table shows the components of opening surplus adjustments upon current and deferred taxes for the year ended December 31, 2016

                                        Current Deferred Total
                                        ------- -------- -----
SSAP 3 impact:
SSAP 3 - general items                    $(6)    $ 15   $  9
SSAP 3 - unrealized gain/loss              --      (17)   (17)
                                          ---     ----   ----
Subtotal impact to tax admitted assets     (6)      (2)    (8)
SSAP 3 - nonadmitted impact                 6       29     35
                                          ---     ----   ----
Total SSAP 3 impact                       $--     $ 27   $ 27
                                          ===     ====   ====

--------------------------------------------------------------------------------
45 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The provision for federal and foreign income taxes is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The following table presents a reconciliation of such differences in arriving at total taxes related to the Company for the years ended December 31, 2016, 2015 and 2014:

                                                                        2016                  2015                  2014
                                                                  --------------------  --------------------  -------------------
Description                                                       Amount   Tax Effect   Amount   Tax Effect   Amount   Tax Effect
-----------                                                       ------   ----------   ------   ----------   ------   ----------
Net Income Before Federal Income Taxes and Capital Gains Taxes    $(216)     $ (76)     $ (70)      $(24)     $ 838       $293
Book to Tax Adjustments:
Tax Exempt Income, net of proration                                (118)       (41)      (124)       (43)      (171)       (60)
Transfer Pricing                                                     (5)        (2)       (35)       (12)       (31)       (11)
Stock Options And Other Compensation                                 --         --         --         --         20          7
Change in Nonadmitted Assets                                         19          7         25          9        165         58
Change in Tax Position                                               --         17         --          1         --         --
Statutory Valuation Allowance                                        --         32
Return to Provision                                                  --         (7)        --         (1)        --          3
Reversal of Book/Tax Difference on Share Distribution                --         --         --         --        119         42
Change in contingency reserve                                       (44)       (15)       (22)        (8)        --         --
Other                                                                 2         --          2          3          7          3
                                                                  -----      -----      -----       ----      -----       ----
Total Book to Tax Adjustments                                      (146)        (9)      (154)       (51)       109         42
                                                                  -----      -----      -----       ----      -----       ----
Total Income Tax                                                  $(362)     $ (85)     $(224)      $(75)     $ 947       $335
                                                                  =====      =====      =====       ====      =====       ====
Federal and Foreign Income Taxes Incurred                            --        (34)        --        (10)        --        (23)
Federal Income Tax on Net Capital Gains                              --         61         --         15         --         53
Change in Net Deferred Income Taxes                                  --       (118)        --        (80)        --        391
Less: Change in Deferred Tax--Other Surplus Items                    --          6         --         --         --        (86)
                                                                  -----      -----      -----       ----      -----       ----
Total Income Tax                                                  $  --      $ (85)     $  --       $(75)     $  --       $335
                                                                  =====      =====      =====       ====      =====       ====

For the year ended December 31, 2014, the table above includes $42 of tax effected adjustments reflecting the different treatment for book and tax purposes of the distribution of the AHJ's assets and liabilities as detailed in Note 6.

Operating loss and tax credit carry forwards

At December 31, 2016, the Company had net operating loss carry forwards originating during the years 2010 to 2016 and
  expiring through 2036 of:                                                                                               $1,770
At December 31, 2016, the Company had no capital loss carry forwards.                                                     $   --
At December 31, 2016, the Company had no AMT credit carry forwards.                                                       $   --
At December 31, 2016, the Company had foreign tax credits originating during the years 2009 to 2016 and expiring through
  2026 of:                                                                                                                $   57

There were no deposits reported as admitted assets under Section 6603 of the Internal Revenue Service (IRS) Code as of December 31, 2016. The Company does not believe that the liability related to any federal or foreign tax loss contingencies will significantly change within the next 12 months. A reasonable estimate of such change cannot be made at this time.

As of December 31, 2016, the Company recorded gross receivables related to tax return errors and omissions in the amount of $185K, all of which were nonadmitted. As of December 31, 2016, there was a $15 liability related to uncertain tax positions.

The U.S is the only major tax jurisdiction of the Company, and as of December 31, 2016, the tax years from 2000 to 2015 remain open.

The following table lists those companies that form part of the 2016 AIG consolidated federal income tax return:

--------------------------------------------------------------------------------
46 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                            Company                Company                 Company                  Company
--------------------------- ---------------------- ---------------------- ------------------------ -----------------------
245 LGC Hotel Owner         A.I. Credit Consumer   A.I. Credit Corp.      ABI Holdings LLC         AGC Life Insurance
LLC                         Discount Company                                                       Company
AGLIC GRE Harrison          AH Land 1470           AH SubGP 1000          AH SubGP 1007            AH SubGP 1008 Castle
Investor, LLC               Palmetto, LLC          Woodwind Lakes, LLC    Highland Meadow,         Highlands, LLC
                                                                          LLC
AH SubGP 1020               AH SubGP 1045          AH SubGP 1098 Green    AH SubGP 1120 Camp       AH SubGP 1122
Collingham, LLC             Montgomery, LLC        Pines, LLC             Verde, LLC               English Oaks, LLC
AH SubGP 1158 Flat Iron,    AH SubGP 1167          AH SubGP 1199          AH SubGP 1207 Park       AH SubGP 1210
LLC                         Steeplechase, LLC      Rancho Del Sol, LLC    Place, LLC               Geronimo, LLC
AH SubGP 1211 Mision        AH SubGP 1212          AH SubGP 1248 North    AH SubGP 1263 West       AH SubGP 1384
Del Valle, LLC              Painted Desert, LLC    Vista, LLC             Virginia, LLC            Woodglen, LLC
AH SubGP 1422 Gardens       AH SubGP 1470          AH SubGP 1535          AH SubGP 1548            AH SubGP 1551
at Stafford, LLC            Palmetto, LLC          Hunter's Run, LLC      Walnut, LLC              Spanish Creek, LLC
AH SubGP 1597               AH SubGP 1600          AH SubGP 1631          AH SubGP 1661            AH SubGP 1694
Broadmoor, LLC              Rainer, LLC            Broadway, LLC          Woodchase, LLC           Sonoma, LLC
AH SubGP 206 West           AH SubGP 245           AH SubGP 348 River     AH SubGP 39              AH SubGP 479 Sunrise,
Park, LLC                   Garland, LLC           Run, LLC               Wellington Place, LLC    LLC
AH SubGP 503 Southgate      AH SubGP 516           AH SubGP 585 St.       AH SubGP 592             AH SubGP 706 River
II, LLC                     Merrilltown, LLC       Clair, LLC             Waterford at Summit      Run II, LLC
                                                                          View, LLC
AH SubGP 716 Villas of      AH SubGP 785           AH SubGP 787 North     AH SubGP 821 San         AH SubGP 835
Mission Bend, LLC           Mayfield, LLC          Knoll, LLC             Luis Bay, LLC            Whispering, LLC
AH SubGP 914 Grand          AH SubGP 919 MS        AH SubGP 929           AH SubGP 935 Dunlop      AH SubGP 936
Pointe II, LLC              Loveland, LLC          Collinwood, LLC        farms, LLC               Emmaus, LLC
AH SubGP 943                AH SubGP 997 Maxey,    AH SubGP GAG           AH SubGP MDL, LLC        AHAC GRE Harrison
Southcreek, LLC             LLC                    Gandolf, LLC                                    Investor, LLC
AICCO, Inc. [Delaware]      AIG Advisor Group,     AIG Aerospace          AIG Aerospace            AIG Asset Management
                            Inc.                   Adjustment Services,   Insurance Services, Inc. (U.S.), LLC
                                                   Inc.
AIG Assurance Company       AIG BG Holdings LLC    AIG Brazil Holding I,  AIG Brazil Holding II,   AIG Capital
                                                   LLC                    LLC                      Corporation
AIG Capital Services, Inc.  AIG Castle Holdings II AIG Castle Holdings    AIG Central Europe &     AIG Century
                            LLC                    LLC                    CIS Insurance Holdings   Verwaltungsgesellschaft
                                                                          Corporation              mbH
AIG Claims, Inc.            AIG Commercial         AIG Commercial         AIG Consumer Finance     AIG Credit (Europe)
                            Equipment Finance      Equipment Finance,     Group, Inc.              Corporation
                            Company, Canada        Inc.
AIG Credit Corp.            AIG Direct Insurance   AIG Employee           AIG Equipment            AIG Europe Holdings
                            Services, Inc.         Services, Inc.         Finance Holdings, Inc.   Limited
AIG FCOE, Inc.              AIG Federal Savings    AIG Financial Advisor  AIG Financial Products   AIG G5, Inc.
                            Bank                   Services, Inc.         Corp.
AIG Global Asset            AIG Global Capital     AIG Global Real Estate AIG Global Real Estate   AIG Global Real Estate
Management Holdings         Markets Securities,    Investment (Europe)    Investment Corp.         Investment de Mexico,
Corp.                       LLC                    Limited                                         S. de R.L. de C.V.
AIG GLOC Holdings           AIG Holdings Europe    AIG Home Loan 1,       AIG Home Loan 2,         AIG Home Loan 3,
Corporation                 Limited                LLC                    LLC                      LLC
AIG Home Loan 4, LLC        AIG Home Loan 5,       AIG Insurance          AIG International Inc.   AIG Kirkwood, Inc.
                            LLC                    Management Services,
                                                   Inc.
AIG Korean Real Estate      AIG Latin America      AIG Latin America      AIG Latin America        AIG Life Holdings, Inc.
Development YH              Holdings LLC           Investments, LLC       Investments, LLC
                                                                          Agencia en Chile
AIG Life of Bermuda,        AIG Lodging            AIG Markets, Inc.      AIG Matched Funding      AIG Matched
Ltd.                        Opportunities, Inc.                           Corp.                    Investment Program
AIG MEA Investments         AIG MEA Investments    AIG MEA Investments    AIG Mortgage Capital,    AIG North America,
and Services, Inc.          and Services, Inc.     and Services, LLC      LLC                      Inc.
                            [Dubai Airport Free
                            Zone]

--------------------------------------------------------------------------------
47 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                Company                Company                 Company
-------------------------- ---------------------- ---------------------- ---------------------- -----------------------
AIG Offshore Systems       AIG PC European        AIG PC Global          AIG PC Global          AIG Portfolio Solutions
Services, Inc.             Insurance Investments  Services, Inc.         Services, Inc. United  LLC
                           Inc.                                          Kingdom branch
AIG Procurement            AIG Property Casualty  AIG Property Casualty  AIG Property Casualty  AIG Property Casualty
Services, Inc.             Company                Europe Financing       Inc.                   International, LLC
                                                  Limited
AIG Property Casualty      AIG Real Estate        AIG Realty, Inc.       AIG Relocation, Inc.   AIG S1, Inc.
U.S., Inc.                 Investment &
                           Management Co. (P.R.),
                           Inc.
AIG Securities Lending     AIG Service            AIG Shared Services    AIG Shared Services    AIG Shared Services
Corp.                      Department             Corporation            Corporation--          Corporation
                                                                         Management Services    (Philippines Branch)
AIG Specialty Insurance    AIG Spring Ridge I,    AIG Structured         AIG Technologies, Inc. AIG Trading Group Inc.
Company                    Inc.                   Mortgage Insurance
                                                  Company
AIG Travel Assist, Inc.    AIG Travel EMEA        AIG Travel Europe      AIG Travel Insurance   AIG Travel, Inc.
                           Limited                Limited                Agency, Inc.
AIG United Guaranty        AIG United Guaranty,   AIG Warranty Services  AIG Warranty Services, AIG WarrantyGuard,
Agenzia Di Assicurazione   Sociedad Limitada      of Florida, Inc.       Inc.                   Inc.
S.R.L.
AIG.COM, Inc.              AIG-FP Capital         AIG-FP Capital         AIG-FP Matched         AIG-FP Pinestead
                           Funding Corp.          Preservation Corp.     Funding Corp.          Holdings Corp.
AIG-FP Private Funding     AIG-FP Structured      AIGGRE 251 West        AIGGRE 401 Hennepin    AIGGRE 520 Eola
(Cayman) Limited           Finance (Cayman)       30th Street Investor   Investor LLC           Investor LLC
                           Limited                LLC
AIGGRE 5th and Summit      AIGGRE 6037 Investor   AIGGRE 950 Second      AIGGRE Beachwalk       AIGGRE Bellevue II
Investor LLC               LLC                    Investor, LLC          Investor LLC           Investor LLC
AIGGRE Bellevue            AIGGRE Bonita          AIGGRE Bridges/        AIGGRE Carrollton      AIGGRE Cherry Creek
Investor, LLC              Springs Investor LLC   Angeline Investor, LLC Investor LLC           Investor, LLC
AIGGRE City Center         AIGGRE Clarity Pointe  AIGGRE Clarity Pointe  AIGGRE Clarity Pointe  AIGGRE Columbia
Investor LLC               Investor LLC           Platform LLC           Tallahassee Investor   Hotel Investor LLC
                                                                         LLC
AIGGRE Columbia Pike,      AIGGRE Consolidated    AIGGRE Corte           AIGGRE Crescent        AIGGRE D36 Investor
LLC                        Retail Holdco LLC      Madera, LLC            Bellevue Investor LLC  LLC
AIGGRE DC Ballpark         AIGGRE Dunwoody        AIGGRE Edgewater       AIGGRE Emerald Bay     AIGGRE EOLA, LLC
Investor, LLC              Investor, LLC          Investor LLC           Club Investor LLC
AIGGRE Fairfax, LLC        AIGGRE Fairways        AIGGRE Forest City     AIGGRE Gainesville     AIGGRE Gardens
                           Investor LLC           West Village Investor, West 38 Investor LLC   Investor, LLC
                                                  LLC
AIGGRE GT Assisted         AIGGRE Hazel Dell      AIGGRE Hill7 Investor  AIGGRE Hyde Park,      AIGGRE Island Club
Living Investor, LLC       Investor LLC           LLC                    LLC                    Investor LLC
AIGGRE King's Crossing     AIGGRE Lake Norman     AIGGRE Lane Field      AIGGRE Laurel Towne    AIGGRE Lexington
Investor LLC               Investor LLC           Investor LLC           Centre Investor LLC    Hotel Investor LLC
AIGGRE LSU Baton           AIGGRE Maple, LLC      AIGGRE Market Street   AIGGRE Market Street   AIGGRE Menai
Rouge, LLC                                        II LLC                 LLC                    Investments Holdco
                                                                                                LLC
AIGGRE Metro Place,        AIGGRE MXIP-OD l       AIGGRE MXIP-OD ll      AIGGRE MXIP-OD, S.     AIGGRE Mystic, LLC
LLC                        LLC                    LLC                    de R.L. de C.V.
AIGGRE Naples Investor     AIGGRE Nashville       AIGGRE North Central   AIGGRE Oakland         AIGGRE Park Central
LLC                        Hotel Investor LLC     Investor LLC           Investor LLC           II Investor LLC
AIGGRE Park Central,       AIGGRE Peachtree,      AIGGRE Pearl Block     AIGGRE Rancho          AIGGRE Redmond
LLC                        LLC                    136 Investor LLC       Dominguez Investor     Investor, LLC
                                                                         LLC
AIGGRE Retail Investor I,  AIGGRE Retail          AIGGRE Ritz Block      AIGGRE Riverfront,     AIGGRE Riverhouse
LLC                        Investor II, LLC       Investor LLC           LLC                    Investor LLC
AIGGRE Solana Olde         AIGGRE St. Simons      AIGGRE ST. Tropez      AIGGRE Tampa           AIGGRE Tampa
Town Investor LLC          Investor LLC           Investor LLC           Parkland GP, LLC       Parkland, LLC
AIGGRE Toringdon           AIGGRE Torrance II     AIGGRE Torrance,       AIGGRE Uptown          AIGGRE Vantage Point
Investor LLC               LLC                    LLC                    Village Investor LLC   Investor LLC

--------------------------------------------------------------------------------
48 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                           Company                 Company                 Company                 Company
------------------------- ----------------------- ------------------------ ---------------------- -----------------------
AIGGRE Vista, LLC         AIGGRE Williamsburg     AIGGRE Windy Ridge       AIU Insurance          AIUH LLC
                          LLC                     Investor LLC             Company
Akita, Inc.               Alabaster Capital LLC   AM Holdings LLC          Ambler Holding Corp.   American Athletic
                                                                                                  Club, Inc.
American Collector's      American General        American General         American General       American General
Insurance LLC             Annuity Service         Assignment               Assignment             Insurance Agency, Inc.
                          Corporation             Corporation              Corporation of New
                                                                           York
American General Life     American General Life   American General         American Home          American International
Insurance Company         Services Company,       Realty Investment        Assurance Company      Facilities Management,
                          LLC                     Corporation                                     Inc.
American International    American International  American International   American International Applewood Funding
Facilities Management,    Group, Inc.             Realty Corporation       Reinsurance Company,   Corp.
LLC                                                                        Ltd.
Attorneys & Professional  Barnegat Funding Corp.  Blackbird Investments    Blackcap Investments   Bluewood Investments
Insurance Services, Inc.                          LLC                      LLC                    LLC
Branch Retail Partners    C&I UK Investments      CAP Investor 1, LLC      CAP Investor 10, LLC   CAP Investor 2, LLC
Consolidated, L.P.        Ltd.
CAP Investor 4, LLC       CAP Investor 5, LLC     Care Providers           Castle 2003-1 Trust    Castle 2003-2 Trust
                                                  Insurance Services,
                                                  LLC
CEF Lease Holding, LLC    Charleston Bay SAHP     Chartis Excess Limited   Chartis Iraq, Inc.     Cherrywood
                          Corp.                                                                   Investments LLC
Commerce and Industry     Connective Mortgage     Crossings SAHP Corp.     Curzon Funding         Curzon Funding LLC
Insurance Company         Advisory Company                                 Limited
Curzon Street Funding     Deerfield Gillete, LLC  Design Professionals     DIL/SAHP Corp.         Eaglestone Reinsurance
Limited                                           Association Risk                                Company
                                                  Purchasing Group, Inc.
Eastcheap Investments     Eastgreen, Inc.         ESPL Corp. (formerly     F 2000, Inc.           Financial Service
(Cayman) Limited                                  E.L.M. Insurance                                Corporation
                                                  Brokers Inc.)
First Principles Capital  Fischbach L.L.C.        Flamebright Investment   Forest SAHP Corp.      FQA Master Tenant
Management, LLC                                   Limited                                         MM, LLC
FQA, LLC                  French Quarter          FSC Agency, Inc.         FSC Securities         Global Loss Prevention,
                          Apartments Manager,                              Corporation            Inc.
                          LLC
Global Loss Prevention,   Grand Savannah SAHP     Granite State Insurance  Graphite Management    Health Direct, Inc.
Inc. [Canada]             Corp.                   Company                  LLC
HPIS Limited              HPSC Hotel Owner        Illinois National        Innovative Risk        Inspiration Lane LLC
                          LLC                     Insurance Co.            Management, Inc.
Knickerbocker             Lavastone Capital LLC   Lexington Insurance      Livetravel, Inc.       Lower Makefield
Corporation                                       Company                                         Investor LLC
LSTREET I, LLC            LSTREET II, LLC         Macori, Inc. [Delaware]  Macori, Inc. [Texas]   Maksin Management
                                                                                                  Corp.
Managed Care Concepts     Max Bingo Investments   Medical Excess           Medical Excess LLC     Metropolis I, LLC
of Delaware, Inc.         Limited                 Insurance Services, Inc.
Metropolis II, LLC        MG Reinsurance          MIP Mezzanine, LLC       MIP PE Holdings, LLC   Morefar Marketing, Inc.
                          Limited
Mt. Mansfield Company,    National Union Fire     National Union Fire      NCCAP Investor 18,     NCCAP Investor 19,
Inc.                      Insurance Company Of    Insurance Company Of     LLC                    LLC
                          Pittsburgh              Vermont
New Hampshire Insurance   Nightingale Finance     Nightingale Finance      NSM Holdings, Inc.     NSM Insurance Group,
Company                   Limited                 LLC                                             LLC
NSM Investments, Inc.     OHCAP Investor 12,      Orangewood               Peachwood, LLC         Pearce & Pearce, Inc.
                          LLC                     Investments LLC
Persimmon LLC             Pine Street Real Estate Plumwood, LLC            Prairie SAHP Corp.     Quartz Holdings LLC
                          Holdings Corp.
Raptor Funding Corp.      Rialto Melbourne        Risk Specialists         Rokland Limited        Royal Alliance
                          Investor LLC            Companies Insurance                             Associates, Inc.
                                                  Agency, Inc.

--------------------------------------------------------------------------------
49 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


Company                          Company                Company               Company                Company
------------------------- ---------------------- --------------------- ---------------------- ----------------------
SA Affordable Housing,    SA Investment Group,   SAAHP GP Corp.        SAFG Retirement        SagePoint Financial,
LLC                       Inc.                                         Services, Inc.         Inc.
SAHP NCCAP 18, LLC        SAHP NCCAP 19, LLC     SAI Deferred          Sandstone (2016) Ltd.  SCSP Corp.
                                                 Compensation
                                                 Holdings, Inc.
Service Net Retail        Service Net Solutions  Service Net Warranty, Seventh Street Funding Slate Capital LLC
Solutions, LLC            of Florida, LLC        LLC                   LLC
SN Warranty, LLC          SNW Insurance          SPIA I LLC            Spicer Energy LLC      Spicer Holding Corp.
                          Agency, LLC
Spruce Peak Realty, LLC   Stoneland Limited      Stowe Mountain        SubGen NT, Inc.        SunAmerica Affordable
                                                 Holdings, Inc.                               Housing Partners, Inc.
SunAmerica Asset          SunAmerica Fund        SunAmerica Fund       SunAmerica Life        SunAmerica Retirement
Management, LLC           Assets, LLC            Services, Inc.        Reinsurance Company    Markets, Inc.
The Insurance Company     The United States Life The Variable Annuity  Travel Guard Americas  Travel Guard Group,
of the State of           Insurance Company in   Life Insurance        LLC                    Inc.
Pennsylvania              the City of NY         Company
U G Corporation           UG Shared Services,    United Guaranty       United Guaranty Corp.  United Guaranty
                          Inc.                   Commercial Insurance                         Corporation
                                                 Company of North
                                                 Carolina
United Guaranty Credit    United Guaranty        United Guaranty       United Guaranty        United Guaranty
Insurance Company         Insurance Company      Mortgage Indemnity    Mortgage Insurance     Mortgage Insurance
                                                 Company               Company                Company of North
                                                                                              Carolina
United Guaranty Partners  United Guaranty        United Guaranty       United Guaranty        VALIC Financial
Insurance Company         Residential Insurance  Residential Insurance Services, Inc.         Advisors, Inc.
                          Company                Company of North
                                                 Carolina
VALIC Retirement          Vision2020 Wealth      Webatuck Corp.        Woodbury Financial     Yellowwood
Services Company          Management Corp.                             Services, Inc.         Investments LLC

9. Capital and Surplus and Dividend Restrictions
--------------------------------------------------------------------------------

A. Dividend Restrictions
--------------------------------------------------------------------------------

Under New York law, the Company may pay cash dividends only from Unassigned surplus determined on a statutory basis.

New York domiciled companies are restricted (on the basis of the lower of 10 percent of statutory earned surplus as defined in NY Insurance Law section 4105, adjusted for special surplus items, as of the last statement on file with the Superintendent, or 100 percent of adjusted net investment income for the preceding thirty-six month period ended as of the last statement on file with the Superintendent) as to the amount of dividends they may declare or pay in any twelve-month period without the prior approval of the NY DFS. The maximum dividend amount the Company can pay in 2017, as of December 31, 2016 is $0.

Other than the limitations above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to the stockholders.

--------------------------------------------------------------------------------
50 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

The Company paid the following dividends during 2016 and 2015:

  2016                                State approval
---------                          ---------------------
Date paid Amount Type of Dividend  Required   Obtained
--------- ------ ----------------  -------- ------------
6/30/2016 $  300    Ordinary         No     Not Required
9/30/2016    300    Ordinary         No     Not Required
          ------
  Total   $  600
          ======

  2015                                State approval
---------                          ---------------------
Date paid Amount Type of Dividend  Required   Obtained
--------- ------ ----------------  -------- ------------
2/2/2015  $  600  Extraordinary      Yes        Yes
6/29/2015    300  Extraordinary      Yes        Yes
8/28/2015    300  Extraordinary      Yes        Yes
          ------
  Total   $1,200
          ======

B. Capital & Surplus
--------------------------------------------------------------------------------

Changes in balances of special surplus funds are due to adjustments in the amounts of reserves transferred under retroactive reinsurance agreements and when cash recoveries exceed the consideration paid.

The portion of Unassigned surplus at December 31, 2016 and 2015 represented or reduced by each item below is as follows:

                                                   As Adjusted*
Years Ended December 31,                     2016      2015      2015
------------------------                    -----  ------------ -----
Unrealized gains and losses (net of taxes)  $  20     $  66     $  13
Nonadmitted asset values                     (562)     (406)     (452)
Provision for reinsurance                     (37)      (34)      (34)

*  As Adjusted includes SSAP 3 prior year adjustments

The Company exceeded minimum RBC requirements at both December 31, 2016 and 2015.

10.Contingencies
--------------------------------------------------------------------------------

A. Legal Proceedings
--------------------------------------------------------------------------------

The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

Other legal proceedings include the following:

Workers' Compensation Residual Market Assessment: In April 2007, the National Association of Insurance Commissioners (NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers' Compensation Residual Market Assessment portion of the settlement between AIG, the Office of the New York Attorney General, and the New York State Department of Insurance. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers' compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain AIG entities' writing and reporting of workers compensation insurance between 1985 and 1996.

--------------------------------------------------------------------------------
51 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. This regulatory settlement agreement, which was agreed to by all 50 states and the District of Columbia, included, among other terms, (i) AIG's payment of $100 in regulatory fines and penalties; (ii) AIG's payment of $46.5 in outstanding premium taxes and assessments; (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulations governing the setting of workers' compensation insurance premium rates and the reporting of workers compensation premiums; and (iv) AIG's agreement to pay up to $150 in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. In furtherance of the compliance plan, the agreement provided for a monitoring period from May 29, 2012 to May 29, 2014 leading up to a compliance plan examination. After the close of the monitoring period, as part of preparation for the actual conduct of the compliance plan examination, on or about October 1, 2014, AIG and the lead states agreed upon corrective action plans to address particular issues identified during the monitoring period. The compliance plan examination is ongoing. There can be no assurance that the result of the compliance plan examination will not result in a fine, have a material adverse effect on AIG's ongoing operations or lead to civil litigation.

Accident and Health: In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. On April 29, 2016, National Union and other AIG companies achieved a settlement in principle of civil litigation relating to the conduct of their accident and health business, subject to formal documentation and court approval. The parties have accrued their current estimate of loss with respect to this settlement. On May 23, 2016, the managing lead state in the multi-state examination ordered that the companies subject to the Regulatory Settlement Agreement have "complied with the terms" of the Regulatory Settlement Agreement and that no contingent fine or civil penalty would be due.

Other Proceedings: AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. Leases
--------------------------------------------------------------------------------

Lease expenses are allocated to the Company based upon the percentage of space occupied with the final share of cost based upon its percentage participation in the Combined Pool.

C. Other Commitments
--------------------------------------------------------------------------------

As part of its hedge fund, private equity and real estate equity portfolio investments, as of December 31, 2016, the Company may be called upon for additional capital investments of up to $986.

D. Guarantees
--------------------------------------------------------------------------------

The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. The guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that a guaranteed entity failed to make payments due under policies of insurance issued during the period of the guarantee. The Company has not been required to perform under any of the guarantees. The Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entity during the period in which the guarantee was in force.

--------------------------------------------------------------------------------
52 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

The following schedule sets forth the effective and termination dates (agreements with guarantees in run off), of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2016:

                                                     Policyholder                                 Policyholders'
                                                     Obligations @ Invested Assets Estimated Loss    Surplus
Guaranteed Company               Issued   Terminated  12/31/2016    @ 12/31/2016    @ 12/31/2016    12/31/2016
------------------             ---------- ---------- ------------- --------------- -------------- --------------
21st Century Advantage
  Insurance Company (f/k/a
  AIG Advantage Insurance
  Company )                    12/15/1997  8/31/2009    $     1       $     27          $--          $    29
21st Century North America
  Insurance Company (f/k/a
  American International
  Insurance Company )           11/5/1997  8/31/2009         17            558           --              564
21st Century Pinnacle
  Insurance Company (f/k/a
  American International
  Insurance Company of New
  Jersey)                      12/15/1997  8/31/2009          3             42           --               42
21st Century Superior
  Insurance Company (f/k/a
  American International
  Insurance Company of
  California, Inc.)            12/15/1997  8/31/2009         --             31           --               31
AIG Edison Life Insurance
  Company (f/k/a GE Edison
  Life Insurance Company)       8/29/2003  3/31/2011      6,653         85,200           --            2,129
American General Life and
  Accident Insurance Company *   3/3/2003  9/30/2010      1,489        167,547           --            9,001
American General Life
  Insurance Company *            3/3/2003 12/29/2006      8,047        167,547           --            9,001
American International
  Assurance Company
  (Australia) Limited ("AIA")
  **                            11/1/2002 10/31/2010        443          1,799           --              574
Chartis Europe, S.A. (f/k/a
  AIG Europe, S.A.) *           9/15/1998 12/31/2012      3,965         12,991           --            4,969
Chartis Seguros Mexico SA
  (f/k/a AIG Mexico Seguros
  Interamericana, S.A. de
  C.V.) *                      12/15/1997  3/31/2015        208            143           --               75
Chartis UK (f/k/a Landmark
  Insurance Company, Limited
  (UK)) *                        3/2/1998 11/30/2007        181         12,991           --            4,969
Farmers Insurance Hawaii
  (f/k/a AIG Hawaii Insurance
  Company, Inc.)                11/5/1997  8/31/2009         --            104           --               94
Lloyd's Syndicate 1414 (Ascot
  Corporate Name)               1/20/2005 10/31/2007         25            484           --               48
SunAmerica Annuity and Life
  Assurance Company (Anchor
  National Life Insurance
  Company) *                     1/4/1999 12/29/2006      1,148        167,547           --            9,001
SunAmerica Life Insurance
  Company *                      1/4/1999 12/29/2006      2,665        167,547           --            9,001
The United States Life
  Insurance Company in the
  City of New York               3/3/2003  4/30/2010      1,091         27,960           --            1,837
The Variable Annuity Life
  Insurance                      3/3/2003 12/29/2006      4,661         75,842           --            2,388
                                                        -------       --------          ---          -------
Total                                                   $30,597       $888,360          $--          $53,753
                                                        =======       ========          ===          =======

*  Current affiliates
** AIA was formerly as subsidiary of AIG, Inc. In previous years AIA provided the direct policyholder obligations as of each year end. However, starting in 2014 AIA declined to provide financial information related to these guarantees. The financial information reflects amounts as of December 31, 2012, at which time the guaranteed entities had invested assets in excess of direct policyholder obligations and were in a positive surplus position. Such amounts continue to remain the Company's best estimate given available financial information. The guaranteed policyholder obligations will decline as the policies expire.

--------------------------------------------------------------------------------
53 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Joint and Several Liabilities
--------------------------------------------------------------------------------

AIU and American Home are jointly and severally obligated to policyholders of their Japan branches, in connection with transfers of the business of those Japan branches to Japan-domiciled affiliates in 2013 and 2014, respectively. Under the terms of the transfer agreement, the Japan affiliates have agreed to be responsible for 100% of the obligations associated with such policies, and management expects such companies to satisfy their obligation. The Company carries no reserves with respect to such liabilities. The Japanese affiliates carried $33 and $63 of loss reserves in respect of such policies, as of December 31, 2016 and 2015, respectively. If the Japan affiliates were to fail to satisfy their obligations, the Company's share of the aggregate exposure under the pooling agreement is $18.

Each member of the Combined Pool is also jointly and severally obligated to the other pool members, in proportion to their pool share, in the event any other pool member fails.

11.Other Significant Matters
--------------------------------------------------------------------------------

A. Other Assets
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

Other admitted assets                 2016 2015
---------------------                 ---- ----
Deposit accounting assets             $  8 $  4
Guaranty funds receivable on deposit     8    7
Loss funds on deposit                   46   38
Other assets                            81   68
                                      ---- ----
Total other admitted assets           $143 $117
                                      ==== ====

B. Other Liabilities
--------------------------------------------------------------------------------

As of December 31, 2016 and 2015, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

Other liabilities                                              2016  2015
-----------------                                              ----  ----
Accrued retrospective premiums                                 $ 20  $ 27
Amounts withheld or retained by company for account of others     4     3
Collateral on derivative assets                                  37     8
Deferred commission earnings                                     67    34
Deposit accounting liabilities                                   40    60
Remittances and items not allocated                              10     7
Retroactive reinsurance reserves--ceded                         (22)  (11)
Servicing carrier liability                                       8     5
Statutory contingency reserve                                    66    22
Escrow funds (NICO)                                              25    29
Loss reserve offset for paid claims                             (77)  (62)
Other accrued liabilities                                       178   213
                                                               ----  ----
Total other liabilities                                        $356  $335
                                                               ====  ====

--------------------------------------------------------------------------------
54 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

C. Other (Expense)/ Income
--------------------------------------------------------------------------------

For the years ended December 31, 2016, 2015 and 2014, other (expense)/ income as reported in the accompanying Statements of Operations and Changes in Capital and Surplus were comprised of the following balances:

Other (expense)/ income                          2016  2015  2014
-----------------------                          ----  ----  ----
Other income                                     $ 18  $ 14  $ 19
Fee income on deposit programs                      7     4     4
Equities and deposits in pools and associations     2    14     6
Interest expense on reinsurance program           (47)  (37)  (40)
                                                 ----  ----  ----
Total other (expense)/ income                    $(20) $ (5) $(11)
                                                 ====  ====  ====

D. Non- Cash items
--------------------------------------------------------------------------------

For the years ended December 31, 2016, 2015 and 2014, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

Non-cash transactions                                           2016   2015    2014
---------------------                                          -----  -----  -------
Capital contribution from parent:
   Tax Sharing Agreement                                       $  --  $  --  $    21
   Pooling Restructure Transaction                               700     --    1,302
   Securities                                                     --    125       --
   Receivable                                                     --    650       --
Dividends to parent:
   Securities                                                   (600)  (286)    (234)
Funds Held:
   Premiums collected                                           (441)   (13)      --
   Benefit and loss related payments                             244   (224)     (69)
   Funds held                                                    (46)   301       76
   Interest                                                      114     --       --
   Commission                                                    129    (64)      (7)
Intercompany Pooling Settlement:
   Securities received                                           986    126       --
   Securities transferred                                       (824)  (776)      --
Pooling Restructure Transaction:
   Premiums collected                                             --     --      562
   Miscellaneous expense (income)                                 --     --       51
   Benefit and loss related payments                              --     --    1,091
   Commission and other expense paid                              --     --      284
   Net deposit on deposit-type contracts and other insurance      --     --      (13)
   Intercompany                                                   55     --   (1,976)
Japan Branch Transfer:
   Premiums collected                                             --     --     (392)
   Net investment income                                          --     --        2
   Benefit and loss related payments                              --     --     (136)
   Commission and other expense paid                              --     --      (26)
   Securities                                                     --     --      794
Other:
   Securities*                                                   650     --       (9)
                                                               =====  =====  =======

* Prior year Capital Contribution recorded as a receivable was settled in 2016 in the form of cash and securities.

--------------------------------------------------------------------------------
55 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------

E. Federal Home Loan Bank ("FHLB") Agreements
--------------------------------------------------------------------------------

The Company is a member of the FHLB of New York. Such membership requires ownership of stock in the FHLB. The Company owned an aggregate of $19 and $8 of stock in the FHLB at December 31, 2016 and 2015, respectively.

Through its membership, the Company has conducted business activity (borrowings) with the FHLB. The Company utilizes the FHLB facility to supplement liquidity or for other uses deemed appropriate by management. The outstanding borrowings are being used primarily for interest rate risk management purposes in connection with certain reinsurance arrangements, and the balances are expected to decline as underlying premiums are collected. The Company is required to pledge certain mortgage-backed securities, government and agency securities and other qualifying assets to secure advances obtained from the FHLB. The FHLB applies a haircut to collateral pledged to determine the amount of borrowing capacity it will provide to its member. As of December 31, 2016, the Company had an actual borrowing capacity of $1,474 based on qualified pledged collateral. At December 31, 2016, the Company had borrowings of $246 from the FHLB.

F. Insurance-Linked Securities
--------------------------------------------------------------------------------

The Company is a ceding insurer in five catastrophe bond reinsurance transactions in force as of December 31, 2016 covering the Company's direct and assumed property exposures. The aggregate amount the Company may receive under these arrangements in the event of catastrophic events that exceed the related limits for each applicable bond is $289.

12.Subsequent Events
--------------------------------------------------------------------------------

Subsequent events have been considered through April 25, 2017 for these Financial Statements issued on April 25, 2017.

Type I - Recognized Subsequent Events:

None

Type II - Nonrecognized Subsequent Events:

Adverse Development Cover

On January 20, 2017, the Combined Pool entered into an adverse development reinsurance agreement with NICO under which the Combined Pool ceded to NICO eighty percent of its reserve risk above an attachment point on substantially all of its U.S. Commercial long-tail exposures for accident years 2015 and prior. Under this agreement, the Combined Pool ceded to NICO eighty percent of net paid losses on subject business on or after January 1, 2016 in excess of $25,000 of net paid losses, up to an aggregate limit of $25,000. At NICO's
80 percent share, NICO's limit of liability under the contract is $20,000. National Union, Lexington and APCC account for this transaction as retroactive reinsurance. American Home accounts for this transaction as prospective reinsurance, except that the surplus gain associated with the ADC has been reported in a segregated surplus account and does not form a part of Combined Pool's unassigned surplus. As a result, the total surplus gain recognized by the Pool, $1,113, is presented as segregated surplus and subject to the applicable dividend restrictions. American Home's share of this gain was $514. This amount must be restricted in surplus until such time as the actual retroactive reinsurance recovered from NICO exceeds the consideration paid for the cession.

The Combined Pool paid consideration of approximately $10,188 in February 2017, including interest at 4 percent per annum from January 1, 2016 to date of payment. American Home's share of the consideration paid was $3,566. NICO has placed the consideration received into a collateral trust account as security for NICO's claim payment obligations, and Berkshire Hathaway Inc. has provided a parental guarantee to secure NICO's obligations under the agreement. The Combined Pool applied a permitted practice pursuant to which the initial recognition of this contract, which otherwise would have been recorded in 2017, was recorded in 2016.

Real Estate Consolidation

On January 31, 2017, the Company received cash proceeds of $5, $20 and $96 for the redemption of their common stock affiliate investments in Pine Street RE Holdings, Eastgreen Inc and American International Realty Corp, respectively. The Company recognized pre-tax realized capital gains of $72 on these redemptions

--------------------------------------------------------------------------------
56 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

American Home Assurance Company
Statutory Basis Financial Statements
(Dollars in Millions)
--------------------------------------------------------------------------------


2017 Pooling Restructure Transaction

Effective January 1, 2017, the Combined Pooling Agreement was amended and restated to reflect new pool participation percentages amongst certain pool members as follows:

                                                                       Pool Participation     Pool Participation      State of
                                                             NAIC          Percentage             Percentage          Domicile
Company                                                  Company Code as of January 1, 2017 as of December 31, 2016   Domicile
-------                                                  ------------ --------------------- ----------------------- ------------
National Union Fire Insurance Company*                      19445              35%                    30%           Pennsylvania
American Home Assurance Company (American Home)             19380              35%                    35%             New York
Lexington Insurance Company (Lexington)                     19437              30%                    30%             Delaware
AIG Property Casualty Company (APCC)                        19402               0%                     5%           Pennsylvania
Commerce and Industry Insurance Company (C&I)               19410               0%                     0%             New York
The Insurance Company of the State of Pennsylvania
  (ISOP)                                                    19429               0%                     0%             Illinois
New Hampshire Insurance Company (New Hampshire)             23841               0%                     0%             Illinois
AIG Specialty Insurance Company (Specialty)                 26883               0%                     0%             Illinois
AIG Assurance Company (Assurance)                           40258               0%                     0%             Illinois
Granite State Insurance Company (Granite)                   23809               0%                     0%             Illinois
Illinois National Insurance Company (Illinois National)     23817               0%                     0%             Illinois
AIU Insurance Company (AIU)                                 19399               0%                     0%             New York

*  Lead Company of the Combined Pool

The Company's participation in the pool remained at 35%. As such, the change in the Combined Pooling Agreement has no effect on the Company's reported assets, liabilities, surplus, operations or cash flows.

--------------------------------------------------------------------------------
57 NOTES TO FINANCIAL STATEMENTS - As of December 31, 2016 and 2015 and for years ended December 31, 2016, 2015 and 2014.

                          PART C -- OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements

The following financial statements are included in Part B of this Registration
Statement:

      - Audited Financial Statements of The Variable Annuity Life Insurance Company Separate Account A for the year ended December 31, 2016.

      - Audited Consolidated Financial Statements of The Variable Annuity Life Insurance Company for the years ended December 31, 2016, 2015 and 2014.

      - Audited Statutory Financial Statements of American Home Assurance Company for the years ended December 31, 2016, 2015 and 2014.


-
-

(b)  Exhibits


(1)              Resolutions adopted by The Variable Annuity Life Insurance Company Board of Directors at
                 its Annual Meeting of April 18, 1979 establishing The Variable Annuity Life Insurance
                 Company Separate Account A..................................................................... 1
(1)      (b)     Restated Resolutions dated September 1, 2002, adopted by unanimous written consent of
                 Executive Committee of The Variable Annuity Life Insurance Company Board of Directors.......... 3
(2)      Not Applicable.
(3)              Underwriting Agreement between The Variable Annuity Life Insurance Company, The
                 Variable Annuity Life Insurance Company Separate Account A and A. G. Distributors, Inc......... 1
(4)              Form of Individual Annuity Contract (Form UIT-981)............................................. 1
(5)              Form of Application for Annuity Contract (Form UIT-981)........................................ 2
(6)      (a)     Copy of Amended and Restated Articles of Incorporation of The Variable Annuity Life
                 Insurance Company, effective as of April 28, 1989.............................................. 1
         (b)     Copy of Amendment Number One to Amended and Restated Articles of Incorporation of The
                 Variable Annuity Life Insurance Company as amended through April 28, 1989, effective
                 March 28, 1990................................................................................. 1
         (c)     Copy of Amended and Restated Bylaws of The Variable Annuity Life Insurance Company as
                 amended through August 3, 2006................................................................. 6
(7)      Not Applicable.
(8)      (a)     General Guarantee Agreement between The Variable Annuity Life Insurance Company and
                 American Home Assurance Company................................................................ 4
         (b)     Notice of Termination of General Guarantee Agreement as published in the Wall Street
                 Journal on November 24, 2006................................................................... 7
         (c)     Amended and Restated Unconditional Capital Maintenance Agreement Between American
                 International Group, Inc. and The Variable Annuity Life Insurance Company effective
                 February 18, 2014.............................................................................. 8
         (c)(ii) CMA Termination Agreement effective October 31, 2014........................................... 9
(9)      (a)     Opinion and consent of counsel for Depositor................................................... 5
         (b)     Opinion of Counsel and Consent of Sullivan & Cromwell LLP, Counsel to American Home
                 Assurance Company.............................................................................. 5
(10)     Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers, LLP................ Filed herewith
(11)     Not Applicable.
(12)     Not Applicable.
(13)     Calculation of standard and nonstandard performance information........................................ 1
         (a)     Power of Attorney -- The Variable Annuity Life Insurance Company............................... 10
(14)     (b)     Power of Attorney -- American Home Assurance Company........................................... 10
(15)     Supplemental Information Form which discloses Section 403(b)(11) withdrawal restrictions as set forth in a no-action letter issued by the SEC on November 28, 1988, and which form requires the signed acknowledgement of participants who purchase Section 403(b) annuities with regard to these withdrawal restrictions................................................................................ 2

--------
1 Incorporated by reference to Post-Effective Amendment No. 17 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 26, 2000, Accession No. 0000950129-00-001969.

2 Incorporated by reference to Post-Effective Amendment No. 27 to Form N-4
  Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 27, 1998, accession number 0000950129-98-001760.

3 Incorporated by reference to Post-Effective Amendment No. 32 to Form N-4
  Registration Statement (File No. 2-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2003, accession number 0000950129-003-002383.

4 Incorporated by reference to Post-Effective Amendment No. 37 to Form N-4
  Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on August 12, 2005, accession number 0000354912-05-000049.

5 Incorporated by reference to Post-Effective Amendment No. 39 to Form N-4
  Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 25, 2005, accession number 0000950129-05-010059.

6 Incorporated by reference to Initial Form N-4 Registration Statement (File
  No. 333-137942/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on October 11, 2006, accession number
  0001193125-06-206012.

7 Incorporated by reference to Post-Effective Amendment No. 42 to Form N-4
  Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on May 1, 2007, accession number 0000950129-07-009701.

8 Incorporated by reference to Post-Effective Amendment No. 49 to Form N-4
  Registration Statement (File No. 002-96223/811-3240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 30, 2014, accession number 0001193125-14-172726.

9 Incorporated by reference to Post-Effective Amendment No. 45 to Form N-4
  Registration Statement (File No. 033-75292/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on December 23, 2014, Accession No. 0001193125-14-452203.

10 Incorporated by reference to Post-Effective Amendment No. 15 to Form N-4
  (File No. 333-124398/811-03240) of The Variable Annuity Life Insurance Company Separate Account A filed on April 29, 2016, Accession No. 0001193125-16-569270.


ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2929 Allen Parkway, Houston, Texas 77019, unless otherwise noted.


NAMES, POSITIONS AND OFFICES HELD WITH DEPOSITOR
--------------------------------------------------
Kevin T. Hogan(3)                                  Director, Chairman of the Board, Chief Executive Officer, and
                                                   President
Axel P. Andre                                      Director, Senior Vice President and Chief Risk Officer
Thomas J. Diemer                                   Director, Executive Vice President and Chief Financial Officer
Elias F. Habayeb(2)                                Director
Deborah A. Gero(3)                                 Director, Senior Vice President and Chief Investment Officer
Jana W. Greer(1)                                   Director and President, Group Retirement
Michael P. Harwood                                 Director, Senior Vice President, Chief Actuary and Corporate
                                                   Illustration Actuary
Stephen A. Maginn(1)                               Director, Senior Vice President and Chief Distribution Officer
Glenn R. Harris                                    Executive Vice President
Robert J. Scheinerman                              Executive Vice President
Eric Levy                                          Executive Vice President
Don W. Cummings(2)                                 Senior Vice President and Controller
William C. Kolbert(5)                              Senior Vice President and Business Information Officer
Kyle L. Jennings                                   Senior Vice President and Chief Compliance Officer
Sabyasachi Ray(3)                                  Senior Vice President and Chief Operations Officer
Christine A. Nixon(1)                              Senior Vice President and General Counsel
Yoav Tamir(1)                                      Senior Vice President, Market Risk Management
Sarah J. VanBeck                                   Senior Vice President and Life Controller
Timothy L. Gladura                                 Vice President
Marla S. Campagna(3)                               Vice President
Julie Cotton Hearne                                Vice President and Secretary
Manda Ghaferi(1)                                   Vice President
Tracey E. Harris                                   Vice President, Product Filing
Keith C. Honig(3)                                  Vice President
Frank Kophamel                                     Vice President and Appointed Actuary
Mallary L. Reznik(1)                               Vice President and Assistant Secretary
T. Clay Spires                                     Vice President and Tax Officer
Daniel R. Cricks                                   Vice President and Tax Officer
Josephine B. Lowman                                Vice President and Tax Officer
Justin J.W. Caulfield(2)                           Vice President and Treasurer
Melissa H. Cozart                                  Privacy Officer
Becky L. Strom                                     Anti-Money Laundering and Economic Sanctions Compliance Officer
Lisa K. Gerhart                                    Vice President and Assistant Life Controller
Jennifer A. Roth(1)                                Vice President, 38a-1 Compliance Officer
Rosemary Foster                                    Assistant Secretary
Michael Plotkin(6)                                 Assistant Tax Officer
Virginia N. Puzon(1)                               Assistant Secretary
Laszio Kulin(4)                                    Investment Tax Officer
Alireza Vaseghi(4)                                 Managing Director and Chief Operating Officer, Institutional
                                                   Markets

--------
(1)   21650 Oxnard Street, Woodland Hills, CA 91367

(2)   175 Water Street, New York, NY 10038

(3)   777 S. Figueroa Street, Los Angeles, CA 90017

(4)   80 Pine Street, New York, NY 10005

(5)   50 Danbury Road, Wilton, CT 06897

(6)   2000 American General Way, Brentwood, TN 37027

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT

The Registrant is a separate account of The Variable Annuity Life Insurance Company ("Depositor"). The Depositor is an indirect, wholly owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-17-000017, filed on February 23, 2017. Exhibit 21 is incorporated herein by reference.


-

ITEM 27.  NUMBER OF CONTRACTS OWNERS

As of February 28, 2017, a date within 90 days prior to the date of filing, there were 782 individual qualified contract owners and 7 individual non-qualified contract owners and zero (0) group contract owners of the qualified or non-qualified contracts offered by the UIT-981 prospectus.


ITEM 28.  INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


THE VARIABLE ANNUITY LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.


ITEM 29.  PRINCIPAL UNDERWRITER

(a) AIG Capital Services, Inc. acts as distributor for the following investment companies:


     AMERICAN GENERAL LIFE INSURANCE COMPANY
     Variable Separate Account
     Variable Annuity Account One
     Variable Annuity Account Two
     Variable Annuity Account Four
     Variable Annuity Account Five
     Variable Annuity Account Seven
     Variable Annuity Account Nine
     Separate Account A
     Separate Account D
     Separate Account I
     Separate Account II
     Separate Account VA-1
     Separate Account VA-2
     Separate Account VL-R
     Separate Account VUL
     Separate Account VUL-2
     AG Separate Account A

     THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK FS Variable Separate Account
     FS Variable Annuity Account One
     FS Variable Annuity Account Two
     FS Variable Annuity Account Five
     Separate Account USL VA-R
     Separate Account USL VL-R
     Separate Account USL A
     Separate Account USL B


     THE VARIABLE ANNUITY LIFE INSURANCE COMPANY
     Separate Account A

(b)  Directors, Officers and principal place of business:


OFFICER/DIRECTORS*                                          POSITION
------------------------------ ------------------------------------------------------------------
   Peter A. Harbeck(1)         Director
   Stephen A. Maginn           Director, Senior Vice President
   James T. Nichols(1)         Director, President and Chief Executive Officer
   Frank Curran(1)             Vice President, Chief Financial Officer, Chief Operation Officer,
                               Controller and Treasurer
   Rebecca Snider(2)           Chief Compliance Officer
   John T. Genoy(1)            Vice President
   Mallary L. Reznik           Vice President
   Christine A. Nixon          Secretary
   Julie A. Cotton Hearne(2)   Assistant Secretary
   Rosemary Foster(2)          Assistant Secretary
   Virginia N. Puzon           Assistant Secretary
   Thomas Clayton Spires(2)    Vice President, Tax Officer
   Michael E. Treske           Chief Distribution Officer, Mutual Funds and Variable Annuities

     --------
      * Unless otherwise indicated, the principal business address of AIG Capital Services, Inc. and of each of the above individuals is 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997.

     (1) Principal business address is Harborside 5, 185 Hudson Street, Jersey City, NJ 07311.

     (2)   Principal business address 2919 Allen Parkway, Houston, TX 77019.

(c) AIG Capital Services, Inc. retains no compensation or commissions from the Registrant.


ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of The Variable Annuity Life Insurance Company at its principal executive office located at 2929 Allen Parkway, Houston, Texas 77019.


ITEM 31.  MANAGEMENT SERVICES

Not Applicable.


ITEM 32.  UNDERTAKINGS

a. VALIC hereby commits itself, on behalf of the contract owners, to the following undertakings:

   1. To file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

   2. To include as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information;

   3. To deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

b. The Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

c. Additional Commitments

The Tax Reform Act of 1986 added to the Internal Revenue Code a new section 403(b)(11) which applies to tax years beginning after December 31, 1988. This paragraph provides that withdrawal restrictions apply to contributions made and interest earned subsequent to December 31, 1988. Such restrictions require that distributions not begin before age 59 1/2, separation from service, death, disability, or hardship (only employee contributions without accrued interest may be withdrawn in case of hardship). These withdrawal restrictions appear in the Section "Federal Tax Matters" in either the prospectus or the Statement of Additional Information for contracts of this Registration Statement. The Company relies on a no-action letter issued by the Securities and Exchange Commission on November 28, 1988 stating that no enforcement action would be taken under sections 22(e), 27(c)(1), or 27(d) of the Act if, in effect, the Company permits restrictions on cash distributions from elective contributions to the extent necessary to comply with section 403(b)(11) of the Internal Revenue Code in accordance with the following conditions:

   (1) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

   (2) Include appropriate disclosure regarding the redemption restrictions imposed by section 403(b)(11) in any sales literature used in connection with the offer of the contract;

   (3) Instruct sales representatives who solicit participants to purchase the contract specifically to being the redemption restrictions imposed by section 403(b)(11) to the attention of the potential participants;

   (4) Obtain from each plan participant who purchases a section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding of (1) the restrictions on redemption imposed by section 403(b)(11), and (2) the investment alternatives available under the employer's section 403(b) arrangement, to which the participant may elect to transfer his contract value.

The Company has complied, and is complying, with the provisions of paragraphs
(1)-(4) above.

The Company relies on Rule 6c-7 of the Act which states that a registered separate account, and any depositor of or underwriter for such account, shall be exempt from the provisions of sections 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Texas Optional Retirement Program (Program) in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in each registration statement, including the prospectus, used in connection with the Program;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Program in any sales literature used in connection with the offer of the contract to Program participants;

   (c) instruct salespeople who solicit Program participants to purchase the contract specifically to bring the restrictions on redemption imposed by the Program to the attention of potential Program participants;

   (d) obtain from each Program participant who purchases the contract in connection with the Program, prior to or at the time of such purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

The Company relies on an order issued by the Securities and Exchange Commission on May 19, 1993 exempting it from the provisions of section 22(e), 27(c)(1) and 27(d) of the Act with respect to a contract participating in this account to the extent necessary to permit compliance with the Optional Retirement Program of the State University System of Florida ("Florida ORP") as administered by the Division of Retirement of the Florida Department of Management Services ("Division") in accordance with the following conditions:

   (a) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in each registration statement, including the prospectus, relating to the contracts issued in connection with the Florida ORP;

   (b) include appropriate disclosure regarding the restrictions on redemption imposed by the Division in any sales literature used in connection with the offer of contracts to eligible employees;

   (c) instruct salespeople who solicit eligible employees to purchase the contracts specifically to bring the restrictions on redemption imposed by the Division to the attention of the eligible employees;

   (d) obtain from each participant in the Florida ORP who purchases a contract, prior to or at the time of such purchase, a signed statement acknowledging the participant's understanding: (i) of the restrictions on redemption imposed by the Division, and (ii) that other investment alternatives are available under the Florida ORP, to which the participant may elect to transfer his or her contract values.

The Company has complied, and is complying, with the provisions of paragraphs
(a)-(d) above.

UNDERTAKINGS OF THE DEPOSITOR REGARDING GUARANTOR

During any time there are insurance obligations outstanding and covered by the guarantee issued by American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the American Home Guarantee promptly after the happening of significant events related to the American Home Guarantee.

These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the policy owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").

Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of American Home in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent auditors of American Home regarding such financial statements.

During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to policy owners, an offer to supply the Statement of Additional Information which shall contain the annual audited statutory financial statements of American Home, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern Time (the "Point of Termination"), the American Home Guarantee was terminated for prospectively issued Contracts. The American Home Guarantee will not cover any Contracts with an issue date later than the Point of Termination. The American Home Guarantee will continue to cover Contracts with a date of issue earlier than the Point of Termination until all insurance obligations under such contracts are satisfied in full.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Variable Annuity Life Insurance Company Separate Account A, certifies that it meets the requirements of the Securities Act of 1933 Rule 485(b) for effectiveness of this amended Registration Statement and has caused this amended Registration Statement to be signed on its behalf, in the City of Houston, and State of Texas on this 24th day of April, 2017.


                                       THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY SEPARATE ACCOUNT A
                                       (Registrant)


                                       BY: THE VARIABLE ANNUITY LIFE INSURANCE
                                       COMPANY
                                          (On behalf of the Registrant and
                                       itself)


                                       BY: /s/  SARAH J. VANBECK
                                          -------------------------------------
                                          SARAH J. VANBECK
                                          SENIOR VICE PRESIDENT AND LIFE
CONTROLLER

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.


            SIGNATURE                                        TITLE                                 DATE
---------------------------------   ------------------------------------------------------   ---------------
*KEVIN T. HOGAN                        Director, Chairman of the Board, -Chief Executive     April 24, 2017
------------------------------                      Officer, and President
KEVIN T. HOGAN

                                        Director, Senior Vice President and Chief Risk
------------------------------                              Officer
AXEL P. ANDRE

*THOMAS J. DIEMER                        Director, Executive Vice President and Chief        April 24, 2017
------------------------------                         Financial Officer
THOMAS J. DIEMER

*DEBORAH A. GERO                     Director, Senior Vice President and Chief Investment    April 24, 2017
------------------------------                              Officer
DEBORAH A. GERO

*JANA W. GREER                             Director and President, Group Retirement          April 24, 2017
------------------------------
JANA W. GREER

*ELIAS F. HABAYEB                                          Director                          April 24, 2017
------------------------------
ELIAS F. HABAYEB

*MICHAEL P. HARWOOD                   Director, Senior Vice President, Chief Actuary and     April 24, 2017
------------------------------                  Corporate Illustration Actuary
MICHAEL P. HARWOOD

*STEPHEN A. MAGINN                         Director, Senior Vice President and Chief         April 24, 2017
------------------------------                       Distribution Officer
STEPHEN A. MAGINN

*DON W. CUMMINGS                             Senior Vice President and Controller            April 24, 2017
------------------------------
DON W. CUMMINGS

/s/  MANDA GHAFERI                                     Attorney-in-Fact                      April 24, 2017
------------------------------
*MANDA GHAFERI



                                   SIGNATURES

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 24th day of April, 2017.


                                       AMERICAN HOME ASSURANCE COMPANY


                                       BY: /s/  ALLISON KENWORTHY
                                          -------------------------------------
                                          ALLISON KENWORTHY
                                          STATUTORY CONTROLLER AND
                                          VICE PRESIDENT

This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                                    TITLE                         DATE
--------------------------------------------   -------------------------------------   ---------------
*CAROL G. BARTON                                              Director                 April 24, 2017
------------------------------
CAROL G. BARTON

*ALEXANDER R. BAUGH                                           Director                 April 24, 2017
------------------------------
ALEXANDER R. BAUGH

*JAMES BRACKEN                                                Director                 April 24, 2017
------------------------------
JAMES BRACKEN

*JOSEPH D. COOK                                 Director, Senior Vice President and    April 24, 2017
------------------------------                        Chief Financial Officer
JOSEPH D. COOK

*JEREMY D. EDGECLIFFE-JOHNSON                         Director, President and          April 24, 2017
------------------------------                        Chief Executive Officer
JEREMY D. EDGECLIFFE-JOHNSON

*GAURAV GARG                                                  Director                 April 24, 2017
------------------------------
GAURAV GARG

*STEPHEN J. GRABEK                                            Director                 April 24, 2017
------------------------------
STEPHEN J. GRABEK

*RALPH W. MUCERINO                                            Director                 April 24, 2017
------------------------------
RALPH W. MUCERINO

*ALESSANDREA C. QUANE                                         Director                 April 24, 2017
------------------------------
ALESSANDREA C. QUANE

*ROBERT S.H. SCHIMEK                                          Director                 April 24, 2017
------------------------------
ROBERT S.H. SCHIMEK

*AMY E. STERN                                                 Director                 April 24, 2017
------------------------------
AMY E. STERN

*GEORGE R. STRATTS                                            Director                 April 24, 2017
------------------------------
GEORGE R. STRATTS

*BY:    /s/  JOSEPH D. COOK                                                            April 24, 2017
   --------------------------
   JOSEPH D. COOK
   ATTORNEY-IN-FACT
   (Exhibit to the Registration Statement)


-

                               INDEX OF EXHIBITS


 EXHIBIT NO.
-------------
(10)            Consent of Independent Registered Public Accounting Firm -- PricewaterhouseCoopers LLP